UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NIMIN ENERGY CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee is $125,250,000. The maximum aggregate value of the transaction was calculated based upon the sum of (A) the cash to be received by the registrant in connection with the sale of the Wyoming assets of $98,050,000 and (2) the cash to be received by the registrant in connection with the sale of the California assets of $27,200,000. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying .00011460 by the maximum aggregate value of the transaction.

	(4)	Proposed maximum aggregate value of transaction: $125,250,000

	(5)	Total fee paid:

$14,354

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

PRELIMINARY PROXY

MATERIAL, SUBJECT TO

COMPLETION

ANNUAL AND SPECIAL MEETING

OF SHAREHOLDERS

TO BE HELD ON JUNE 26, 2012

NOTICE OF ANNUAL AND SPECIAL MEETING AND

MANAGEMENT INFORMATION CIRCULAR

REGARDING THE SALE OF SUBSTANTIALLY ALL ASSETS

AND THE WINDING UP OF NIMIN ENERGY CORP.

TO BE HELD AT

FESS PARKER’S DOUBLETREE RESORT

633 EAST CABRILLO BOULEVARD

SANTA BARBARA, CALIFORNIA U.S.A. 93103

AT 9:00 A.M. PDT (LOCAL TIME)

FOR THE REASONS SET OUT HEREIN, THE BOARD OF DIRECTORS OF NIMIN ENERGY

CORP. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SALE

RESOLUTION AND THE WINDING UP RESOLUTION, AMONG OTHER MATTERS TO BE

CONSIDERED AT THE ANNUAL AND SPECIAL MEETING.

These materials are important and require your immediate attention. They require shareholders of NiMin Energy Corp. to make important decisions. Please carefully read this management information circular and its appendices, as it contains detailed information relating to, among other things, the sale of substantially all of the assets and winding up of NiMin Energy Corp. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

THE SALE OF ASSETS AND THE WINDING UP HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY, NOR HAS ANY SECURITIES REGULATORY AUTHORITY PASSED UPON THE FAIRNESS OR MERITS OF THE SALE OF ASSETS AND THE WINDING UP OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May [—], 2012

Dear Shareholder:

You are invited to attend the annual and special meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) of NiMin Energy Corp. (“NiMin” or the “Corporation”) to be held at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 on June 26, 2012 at 9:00 A.M. PDT (local time) for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders.

At the Meeting, in addition to annual items of business, Shareholders will be asked to consider and vote on special resolutions approving: (a) the proposed sale of all or substantially all of the Corporation’s assets (the “Sale of Assets”) including those assets held by NiMin’s wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), pursuant to purchase and sale agreements in respect of its Wyoming based assets and California based assets (collectively, the “Purchase and Sale Agreements”), for a total cash consideration of US$125,250,000, subject to deduction and adjustment in certain circumstances (the “Sale Transactions”); and (b) the subsequent complete liquidation and dissolution of the Corporation (the “Winding Up”).

The sale of substantially all of the Corporation’s assets pursuant to the Purchase and Sale Agreements is the result of a broad review of strategic alternatives by the board of directors of the Corporation (the “Board”). Aimed at maximizing Shareholder value, the strategic review process was initiated to help close the gap between the value of NiMin’s underlying assets – including the Corporation’s reserves, production and operations – and the trading level of the Common Shares. Macquarie Capital (U.S.A.) Inc. has been serving as NiMin’s financial advisor in connection with the strategic review.

The Board expects that, after completion of the Sale Transactions and the liquidation and dissolution of Legacy, pursuant to the Winding Up, Shareholders will receive between $[—] to $[—] in cash per Common Share based upon 69,834,396 Common Shares issued and outstanding, which amount shall be paid in one or more instalments. The amount of the payment(s) shall be determined by the Board after repaying the Corporation’s bank debt and other obligations and reviewing potential tax and other liabilities of the Corporation, including costs of the Sale Transactions and the subsequent winding up of Legacy and the Corporation. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs which would materially reduce the amount of the cash available for distribution to Shareholders, but there is no assurance this will remain the case. As soon as practical after closing of the Sale Transactions, NiMin shall distribute, in one or more instalments, as much as possible of the net cash received from the Sale of Assets, in excess of a reasonable reserve for remaining costs and liabilities in an amount determined by the Board in their discretion, acting reasonably.

The Common Shares currently trade on the Toronto Stock Exchange (the “TSX”). If the Sale Transactions are completed, according to the TSX’s rules, the Corporation will be deemed to have gone through a Change in Business (as such term is defined in the TSX Company Manual). The Corporation does not expect to meet listing requirements as the Corporation will cease to be engaged in an ongoing business. As a result, the Corporation will take the appropriate steps following closing of the Sale Transactions to voluntarily delist from the TSX. In an effort to maintain liquidity in the Common Shares, the Board may apply to transfer the Corporation’s listing to NEX, a separate board of the TSX Venture

Exchange that provides a trading forum for listed companies that have low levels of business activity or have ceased to carry on an active business; however, no assurance can be provided that a NEX listing will be obtained. The Corporation expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX.

The completion of the Sale Transactions and the Winding Up (subsequent to a liquidating distribution by Legacy to the Corporation once all obligations have been accounted for) and the distribution of all available cash are subject to, among other conditions, the approval of the Shareholders at the Meeting. The Sale Transactions are expected to close on or around June 29, 2012. The Sale Transactions are not conditional upon the approval of the Winding Up by the Shareholders at the Meeting.

If the Sale of Assets and the Winding Up are approved by the Shareholders, the Corporation will provide instructions to the Shareholders describing the procedures to be followed to effect the cash distributions.

For the Sale of Assets and the Winding Up to proceed, each of the Sale of Assets and the Winding Up must be approved by way of a special resolution by at least 66 2/3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. In addition, such matters must be approved by a majority of the votes cast by the Shareholders, excluding those votes cast by persons who are to be excluded pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

The Board retained CC Natural Resource Partners, LLC (“CCNRP”) to, among other things, provide an opinion (the “CCNRP Fairness Opinion”) upon the fairness, from a financial point of view, of the consideration to be received pursuant to the Sale Transactions. CCNRP has provided the Board with its opinion that, as of April 13, 2012, the consideration to be received pursuant to the Sale Transactions is fair, from a financial point of view, to the Corporation.

The Board has carefully reviewed the CCNRP Fairness Opinion, as well as other relevant matters, and has unanimously concluded that the Sale of Assets and the Winding Up, in its opinion, are fair to the Shareholders, are in the best interests of the Corporation and the Shareholders, and should be placed before the Shareholders for their approval. The Board unanimously recommends that Shareholders vote in favour of the Sale of Assets and the Winding Up.

The attached management information circular / proxy statement of the Corporation (the “Circular”) sets forth information about the background to and details of the Sale Transactions, the terms of the Winding Up and the Meeting. The Circular also requests Shareholder approval of: (i) certain annual meeting matters including the election of the Board, the advisory vote on executive compensation, and the appointment of the Corporation’s auditor for the ensuing year; (ii) the Corporation’s unallocated option entitlements under the stock option plan pursuant to TSX requirements; (iii) the Sale of Assets; (iv) the Winding Up; and (v) the advisory vote on compensation payable to the Corporation’s executives as a result of the Sale Transactions.

Please give this material your careful consideration, and, if you require assistance, consult your financial, income tax or other professional advisor.

Shareholder participation in the affairs of NiMin is important. To be represented at the Meeting, Shareholders must either attend the Meeting in person (if a registered Shareholder) or complete and sign the enclosed form of proxy and forward it so as to reach or be deposited with Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario M5J 2Y1, not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time set for the Meeting or any adjournment thereof.

If you have any questions or require additional information with regards to the voting of Common Shares, please contact our proxy solicitation agent, Georgeson Shareholder Communications Canada, Inc., toll-free within North America at 1-888-605-8414 or Email: askus@georgeson.com.

On behalf of the Board and management, we thank you for your support as a Shareholder.

Yours truly,

(signed) “Clarence Cottman III”
Clarence Cottman III
Chairman and Chief Executive Officer
NiMin Energy Corp.

Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Sale of Assets or the Winding Up, passed upon the merits or fairness of the Sale of Assets or the Winding Up or passed upon the adequacy or accuracy of the disclosure in these materials. Any representation to the contrary is a criminal offense.

The attached Circular is dated May [—], 2012 and is first being mailed to Shareholders on or about May 25, 2012.

NIMIN ENERGY CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING OF COMMON

SHAREHOLDERS OF NIMIN ENERGY CORP.

Notice is hereby given that the annual and special meeting (the “Meeting”) of holders of common shares (“Shareholders”) of NiMin Energy Corp. (the “Corporation”) will be held at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 at 9:00 A.M. PDT (local time), on June 26, 2012 for the following purposes:

1.	To receive the consolidated audited financial statements of the Corporation for the financial year ended December 31, 2011;

2.	To fix the board of directors of the Corporation at five (5) members;

3.	To elect the board of directors for the ensuing year;

4.	To appoint KPMG LLP, as the auditors of the Corporation for the ensuing year and to authorize the board of directors to fix their remuneration;

5.	To consider and, if thought advisable, to pass, with or without variation, an ordinary resolution approving the unallocated option entitlements under the Corporation’s stock option plan, all as more particularly described in the Management Information Circular / Proxy Statement accompanying this Notice (the “Circular”);

6.	To consider, and if thought advisable, to pass, with or without variation, a non-binding advisory vote on executive compensation;

7.	To consider, and if thought advisable, to pass, with or without variation, a non-binding advisory vote on the frequency of future advisory votes on executive compensation;

8.	To consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Sale Resolution”), the full text of which is set forth in Appendix “C” to the accompanying Circular, approving the sale of all or substantially all of the assets of the Corporation (the “Sale of Assets”) in accordance with the Business Corporations Act (Alberta) (the “ABCA”) as contemplated in the Purchase and Sale Agreements (as such terms are defined in the Circular);

9.	To consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Winding Up Resolution”), the full text of which is set forth in Appendix “D” to the accompanying Circular, approving the voluntary liquidation and dissolution of the Corporation pursuant to the ABCA and the distribution to Shareholders of the net proceeds of the Sale of Assets (less the settlement of obligations of the Corporation’s wholly-owned subsidiary, Legacy Energy, Inc.) and cash on hand, as part of such liquidation and dissolution after satisfaction of all liabilities of the Corporation, by way of a reduction of the stated capital of the common shares of the Corporation;

10.	To consider, and if thought advisable, to pass, with or without variation, a non-binding advisory vote approving certain executive compensation payable under a change of control pursuant to the sale of substantially all of the assets of the Corporation; and

11.	To transact such other business as may be properly brought before the Meeting or any adjournment thereof.

Accompanying this Notice are: (a) a letter to Shareholders; (b) the Circular; and (c) a form of proxy (or a voting instruction form if you hold common shares through a broker or other intermediary). The nature of the business to be transacted at the Meeting is described in further detail in the accompanying Circular, including the appendices thereto.

In order for the Sale Resolution and the Winding Up Resolution to be adopted, each resolution must be approved by at least 66 2/3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. In addition, such matters must be approved by a majority of the votes cast by the Shareholders, excluding those votes cast by persons who are to be excluded pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

The board of directors of the Corporation has established the date of record for the Meeting as the close of business on May 22, 2012 (the “Record Date”). Only Shareholders of record at the close of business on the Record Date will be entitled to receive notice of the Meeting or any adjourned meeting and to vote at the Meeting. Shareholders who are unable to attend the Meeting in person are requested to date and execute the enclosed instrument of proxy and return it in the envelope provided for that purpose.

Shareholders will also be asked to cast non-binding advisory votes for each of the following items: (i) executive compensation; (ii) the frequency of future advisory votes on executive compensation; and (iii) approving certain executive compensation payable under a change of control pursuant to the sale of substantially all of the assets of the Corporation.

Pursuant to Section 191 of the ABCA, registered shareholders of the Corporation are entitled to exercise rights of dissent in respect of the proposed Sale of Assets and, if the Sale of Assets becomes effective, to be paid the fair value for such holder’s shares. Shareholders of the Corporation wishing to dissent with respect to the Sale of Assets must send a written objection to the Corporation, addressed to the Chief Executive Officer of the Corporation at Suite 100, 1160 Eugenia Place, Carpinteria, California, U.S.A. 93013, at or prior to the time of the Meeting in order to be effective. Failure to strictly comply with the requirements set forth in Section 191 of the ABCA may result in the loss of any right of dissent. Persons who are beneficial owners of common shares of the Corporation registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered Shareholders are entitled to dissent. Accordingly, a beneficial owner of common shares of the Corporation desiring to exercise this right must make arrangements for the shares of the Corporation beneficially owned by such person to be registered in his, her or its name prior to the time the written objection to the special resolution to approve the Sale of Assets is required to be received by the Corporation or, alternatively, make arrangements for the registered holder of his, her or its shares to dissent on his, her or its behalf. See “Information Regarding the Sale of Assets – Rights of Dissent to the Sale of Assets” in the Circular for a description of a Shareholder’s right to dissent to the Sale of Assets.

Dated this [—] day of May, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

“Clarence Cottman III”
Clarence Cottman III, Chief Executive Officer

It is desirable that as many common shares as possible be represented at the Meeting. If you do not expect to attend and would like your common shares represented, please complete the enclosed instrument of proxy and return same as soon as possible in the envelope provided for that purpose. All instruments of proxy, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario, M5J 2Y1, not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment thereof. Late instruments of proxy may be accepted or rejected by the Chairman of the Meeting in his sole discretion and the Chairman of the Meeting is under no obligation to accept or reject any particular late instruments of proxy.

If you have any questions or require additional information with regards to the voting of your shares, please contact Georgeson Shareholder Communications Canada, Inc., toll-free within North America at 1-888-605-8414 or Email: askus@georgeson.com.

NIMIN ENERGY CORP.

Annual and Special Meeting of the Shareholders of

Common Shares of NiMin Energy Corp.

to be held on June 26, 2012

MANAGEMENT INFORMATION CIRCULAR / PROXY STATEMENT

INTRODUCTION

This Management Information Circular / Proxy Statement (the “Circular”) is provided in connection with the solicitation of proxies by management and the board of directors of NiMin Energy Corp. (the “Corporation”) for use at the annual and special meeting (the “Meeting”) of the holders of common shares (“Shareholders”) of the Corporation to be held at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 on June 26, 2012 at 9:00 A.M. PDT (local time), and at all postponements or adjournments thereof, for the purposes set forth in the Notice accompanying this Circular. See “Glossary of Terms” for capitalized terms not otherwise defined.

A copy of the Corporation’s Annual Information Form / Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as amended from time to time, and filed with the SEC, will be provided, free of charge, to any Shareholder upon written request addressed to NiMin Energy Corp, 1160 Eugenia Place, Suite 100, Carpinteria, California U.S.A. 93013.

NOTICE TO SHAREHOLDERS OUTSIDE OF CANADA

The Corporation is a corporation established under the laws of the Province of Alberta, Canada. The solicitation of proxies in connection with the approval of the matters described in the Notice accompanying this Circular involve securities of a Canadian issuer and are being effected in accordance with Canadian corporate and securities laws and this Circular contains information required by the U.S. securities laws to be included in a proxy statement. Shareholders should be aware that the requirements under Canadian laws may differ from requirements under corporate and securities laws relating to corporations in other jurisdictions.

The enforcement by investors of civil liabilities under U.S. federal securities laws or the securities laws of other jurisdictions outside Canada may be affected adversely by the fact that the Corporation is incorporated under the laws of the Province of Alberta. A Shareholder may not be able to sue the Corporation or its officers or directors in a Canadian court for violations of U.S. or other foreign securities laws. It may be difficult to compel the Corporation to subject itself to a judgment of a court outside Canada.

THE SALE OF ASSETS AND THE WINDING UP HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY, NOR HAS ANY SECURITIES REGULATORY AUTHORITY PASSED UPON THE FAIRNESS OR MERITS OF THE SALE OF ASSETS AND THE WINDING UP OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Certain information concerning tax consequences of the Sale of Assets and the Winding Up for Shareholders who are not resident in Canada is set forth in “Canadian Federal Income Tax Considerations – Non-residents of Canada” and “United States Income Tax Considerations – Certain U.S. Federal Income Tax Consequences of the Winding Up – Taxation of Non-United States

Shareholders”. Shareholders should be aware that the Sale of Assets and the Winding Up may have tax consequences both in Canada and in their jurisdiction of residence. Such consequences may not be described fully herein and Shareholders are encouraged to consult with their financial, legal and tax advisors regarding specific tax consequences.

FORWARD-LOOKING INFORMATION

This Circular contains certain statements or disclosures that may constitute forward-looking statements or information (“forward-looking statements”) under applicable securities laws. All statements and disclosures, other than those of historical fact, which address activities, events, outcomes, results or developments that management or the directors of the Corporation, anticipate or expect may or will occur in the future (in whole or in part) should be considered forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “forecast”, “future”, “may”, “will”, “expect”, “anticipate”, “believe”, “potential”, “enable”, “plan”, “continue”, “contemplate”, “pro forma” or other comparable terminology.

Forward-looking statements presented in such statements or disclosures may, among other things, relate to: the structure and effects of the Sale of Assets and the Winding Up, the anticipated benefits and Shareholder value resulting from the Sale of Assets and the Winding Up, the timing and completion of the Sale of Assets and the Winding Up, the liabilities and obligations of Legacy and NiMin, cash distributions, estimated costs of the Sale of Assets and the Winding Up, anticipated income taxes, plans and objectives of management in connection with the Sale of Assets and the Winding Up and operations until closing of the Sale of Assets and the Winding Up, final costs of the Sale of Assets and the Winding Up, the nature and results of operations until closing of the Sale of Assets and the Winding Up, forecast business results and anticipated financial performance.

Various assumptions or factors are applied in drawing conclusions or making the forecasts or projections set out in forward-looking statements. Those assumptions and factors are based on information currently available to the Corporation, including information obtained from third party industry analysts and other third party sources. In some instances, material assumptions and factors are presented or discussed elsewhere in this Circular in connection with the statements or disclosure containing the forward-looking statements. Shareholders are cautioned that the following list of material factors and assumptions is not exhaustive. The factors and assumptions include, but are not limited to:

•	the approval of the Sale of Assets and the Winding Up by Shareholders;

•	the receipt of all regulatory approvals and all other third party consents, including the consents required under the Purchase and Sale Agreements to complete the Sale Transactions;

•	no unforeseen changes in the legislative and operating framework for the business of the Corporation or the Purchasers, as applicable;

•	no significant adverse changes in economic conditions that influence the demand for oil and natural gas products;

•	anticipated compliance with governmental regulations and assumptions with respect to changes in regulations;

•	no significant adverse changes pursuant to the terms of the Purchase and Sale Agreements;

•	continued compliance with all terms and conditions of the Purchase and Sale Agreements;

•	assumptions made in the discussion of risk factors discussed herein. See “Risk Factors”; and

•	no significant event occurring outside the ordinary course of business such as a natural disaster or other calamity.

The forward-looking statements in statements or disclosures in this Circular are based (in whole or in part) upon factors which may cause actual results, performance or achievements of the Corporation to differ materially from those contemplated (whether expressly or by implication) in the forward-looking statements. Those factors are based on information currently available to the Corporation including information obtained by the Corporation from third-party industry analysts and other third party sources. Actual results or outcomes may differ materially from those predicted by such statements or disclosures. While the Corporation does not know what impact any of those differences may have, its business, results of operations, financial condition and its credit stability may be materially adversely affected. Factors that could cause actual results, performance, achievements or outcomes to differ materially from the results expressed or implied by forward-looking statements include, among other things:

•	the failure to complete the Sale of Assets and the Winding Up;

•	the payment by NiMin of the $5 million termination fee to the Wyoming Purchaser in the event that such fee becomes payable pursuant to the Wyoming Purchase and Sale Agreement;

•	the failure to realize the anticipated benefits of the Sale of Assets and the Winding Up;

•

the risks that the Sale of Assets and the Winding Up will not receive all requisite consents, including the consents required under the Purchase and Sale Agreements, and Shareholder and regulatory approvals;

•	the risks associated with general economic conditions in the geographic areas where the Corporation and Legacy operate;

•	the risks of changes in market demand for oil and gas products that the Corporation derives revenue from;

•

the risks associated with legislative and regulatory developments or changes that may affect costs, taxes, revenues, the speed and degree of competition entering the market, global capital markets activity and general economic conditions in geographic areas where the Corporation and its subsidiary operate, timing and extent of changes in prevailing interest rates, currency exchange rates, changes in counterparty risk and the impact of accounting standards issued by Canadian standard setters; and

•	the risk factors discussed herein. See “Risk Factors”.

The Corporation cautions Shareholders that the above list of risk factors is not exhaustive. Other factors which could cause actual results, performance, achievements or outcomes of to differ materially from those contemplated (whether expressly or by implication) in the statements or disclosure containing forward-looking statements are disclosed in the Corporation’s publicly filed disclosure documents, including those disclosed under “Risk Factors” in its Annual Information Form/Annual Report on Form 10-K as amended from time to time and those disclosed under “Risk Factors” in this Circular.

The forward-looking statements contained in this analysis are expressly qualified by this cautionary statement. The Corporation is not obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable laws. Because of the risks, uncertainties and assumptions contained herein, readers should not place undue reliance on forward-looking statements or disclosures. The foregoing statements expressly qualify any forward-looking statements contained herein.

GENERAL DISCLOSURE INFORMATION

Unless otherwise stated, the information contained in this Circular is given as at May [—], 2012. No person has been authorized to give information or to make any representations in connection with matters to be considered at the Meeting other than those contained in this Circular and, if given or made, any such information or representations should not be relied upon in making a decision as to how to vote on the matters to be considered at the Meeting or be considered to have been authorized by the Corporation, or the directors or officers thereof.

Unless otherwise indicated or the context otherwise requires, all dollar amounts in this Circular are in United States dollars.

Aggregated figures in graphs, charts and tables contained in this Circular may not add due to rounding. Historical statistical data and/or historical returns do not necessarily indicate future performance. The Corporation has not independently verified any of the data from third party sources referred to in this Circular or ascertained the underlying assumptions relied upon by such sources. Words importing the singular number only include the plural and vice versa, and words importing any gender include all genders.

Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own professional advisors as to the relevant legal, tax, financial or other matters in connection with the Meeting, the Sale of Assets and the Winding Up.

Abbreviations

Oil and Natural Gas Liquids		Natural Gas
bbl	barrel	mcf	thousand cubic feet
Mbbl	thousand barrels	MMcf	million cubic feet
NGLs	natural gas liquids	MMbtu	million British thermal units

Other
API	American Petroleum Institute
BOE	barrel of oil equivalent
MMBOE	million barrels of oil equivalent
BOE/d	barrels of oil equivalent per day
M$	thousands of dollars

In this Circular and its appendices and schedules, the calculation of barrels of oil equivalent (BOE) is calculated at a conversion rate of six thousand cubic feet (6 mcf) of natural gas for one barrel (bbl) of oil based on an energy equivalency conversion method. BOEs may be misleading particularly if used in isolation. A BOE conversion ratio of 6 mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

GLOSSARY OF TERMS

All capitalized terms used in this Circular but not otherwise defined herein have the meanings set forth under this “Glossary of Terms”.

“ABCA” means the Business Corporations Act (Alberta) as in effect at the relevant time;

“ACB” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“Advisory Resolutions” means, collectively, the non-binding resolutions of the Shareholders for each of the following items: (i) executive compensation; (ii) the frequency of future advisory votes on executive compensation; and (iii) approving certain executive compensation payable under a change of control pursuant to the sale of substantially all of the assets of the Corporation;

“Aggregate Purchase Price” means cash consideration of $125,250,000, subject to deduction and adjustment in accordance with the provisions of the Purchase and Sale Agreements;

“allowable capital loss” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations- Residents of Canada – Taxation of Capital Gains and Losses”;

“Annual Information Form” means the Annual Report of the Corporation for the fiscal year ended December 31, 2011 pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, as amended from time to time;

“Beneficial Shareholder” means a Shareholder who holds their Common Shares through their broker, intermediary, trustee or other person, or who otherwise does not hold their Common Shares in their own name;

“Board” means the board of directors of the Corporation;

“California Assets” means Legacy’s right, title and interest in and to the Pleito Creek Field located along the south side of the San Joaquin basin in Kern County, California and certain other miscellaneous assets, as set out in the California Purchase and Sale Agreement;

“California Effective Time” means 7:00 A.M. local time where the California Assets are located on April 1, 2012, if the transactions contemplated by the California Purchase and Sale Agreement are consummated in accordance with the terms and provisions thereof;

“California Purchase and Sale Agreement” means the purchase and sale agreement dated April 26, 2012 by and among the Corporation, Legacy and the California Purchaser, pursuant to which the California Purchaser shall acquire the California Assets, attached hereto as Appendix “H”;

“California Purchase Price” means cash consideration of $27,200,000, subject to deduction and adjustment in accordance with the provisions of the California Purchase and Sale Agreement;

“California Purchaser” means Southern San Joaquin Production, LCC, a Delaware limited liability company;

“California Sale” means the purchase by and sale and conveyance of the California Assets to the California Purchaser pursuant to the terms and conditions of the California Purchase and Sale Agreement;

“CCNRP” means CC Natural Resource Partners, LLC;

“CCNRP Fairness Opinion” means the fairness opinion dated April 13, 2012 received by the Board from CCNRP stating that the consideration in connection with the Sale Transactions is fair, from a financial point of view, to the Corporation, a copy of which is attached to this Circular as Appendix “E”;

“Circular” means the Notice and this management information circular / proxy statement for the Meeting, including all appendices hereto;

“Code” means the Internal Revenue Code of 1986, as amended;

“Common Shares” means the common shares in the capital of the Corporation;

“Corporation” or “NiMin” means NiMin Energy Corp., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada;

“CMD” means combined miscible drive technology;

“CRA” means the Canada Revenue Agency;

“DGCL” means Delaware General Corporation Law;

“Dissent Payment” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“Dissent Rights” means the rights of dissent of registered Shareholders pursuant to section 191 of the ABCA in respect of the Sale Resolution;

“Dissenting Holder” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“Dissenting Shareholder” means a registered Shareholder who has validly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares in respect of which Dissent Rights are validly exercised by such holder;

“Distributions” means the cash distributions that Shareholders will receive from the Corporation pursuant to the Winding Up following the completion of the Sale of Assets and provision of the Legacy Liquidation Distribution Amount to the Corporation and settlement of the Corporation’s obligations and liabilities;

“Escrow Agreement” means that certain escrow agreement to be entered into pursuant to the California Purchase and Sale Agreement among Legacy, the California Purchaser and the escrow agent;

“Escrowed Funds” means an amount of $3,000,000 deposited in escrow pursuant to the terms and conditions of the Escrow Agreement;

“Georgeson” means Georgeson Shareholder Communications Canada, Inc.;

“Holder” means a Shareholder as described under the heading “Canadian Federal Income Tax Considerations”;

“IRS” means Internal Revenue Service;

“Legacy” means Legacy Energy, Inc., a wholly-owned subsidiary of the Corporation, incorporated pursuant to the laws of the State of Delaware;

“Legacy Board” means the board of directors of Legacy;

“Legacy Dissolution” means the liquidation and dissolution of Legacy pursuant to the DGCL;

“Legacy Liquidation Distribution Amount” means the amount Legacy distributes to the Corporation as its sole shareholder pursuant to the liquidation and distribution of Legacy, such amount to include the net proceeds from the Sale Transactions less obligations, liabilities and any contingency reserves of Legacy;

“Legacy Plan of Dissolution” means the plan of dissolution to be conducted to liquidate and dissolve Legacy in accordance with the DGCL;

“Macquarie Capital” means Macquarie Capital (USA) Inc.;

“Management Designees” means the persons named in the instrument of proxy accompanying the Notice and Circular;

“Meeting” means the annual and special meeting of Shareholders to be held at 9:00 A.M. PDT (local time) on June 26, 2012 at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 to consider, among other things, the approval of the Sale of Assets, the Winding Up, the unallocated option entitlements under the Stock Option Plan, the Advisory Resolutions, and other annual meeting matters, including any adjournment or postponement thereof;

“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions;

“Named Executive Officers” has the meaning ascribed thereto under the heading “Statement of Executive Compensation – Compensation Discussion and Analysis – Summary Compensation”;

“NEX” means the NEX board of the TSXV;

“Non-resident Holder” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations – Non-residents of Canada”;

“Notice” means the notice of annual and special meeting of holders of Common Shares, dated May [—], 2012 enclosed with this Circular;

“Options” has the meaning ascribed thereto under the heading “Compensation of Executive Officers – Compensation Discussion and Analysis – Stock Option Plan”;

“Part XIII Tax” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“Preconsolidated Shares” means the Common Shares prior to consolidation of one (1) new Common Share for each three (3) existing common shares in September 2009;

“Proposed Amendments” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“PUC” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations”;

“Purchase and Sale Agreements” means, collectively the California Purchase and Sale Agreement and the Wyoming Purchase and Sale Agreement;

“Purchasers” means, collectively the Wyoming Purchaser and the California Purchaser;

“Record Date” means May 22, 2012;

“Registrar” means the Registrar of Corporations or a Deputy Registrar of Corporations, as the case may be, appointed pursuant to Section 263 of the ABCA;

“Resident Holder” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations – Residents of Canada”;

“Sale of Assets” means the sale of all or substantially all of the assets of the Corporation and including those assets held by Legacy, including the sale of the Wyoming Assets and the California Assets pursuant to the Purchase and Sale Agreements;

“Sale Resolution” means the special resolution of the Shareholders concerning the Sale of Assets to be considered at the Meeting, substantially in the form set forth in Appendix “C” to this Circular;

“Sale Transactions” means the transactions by which the Wyoming Sale and the California Sale will be effected on and subject to the terms and conditions of the California Purchase and Sale Agreement and the Wyoming Purchase and Sale Agreement, as included in the Sale Resolution;

“SEC” means the United States Securities and Exchange Commission;

“SEDAR” means the System for Electronic Document Analysis and Retrieval of the Canadian Securities Administrators;

“Senior Loan” means a senior secured loan entered into by Legacy and guaranteed by the Corporation on June 30, 2010 in the amount of $36,000,000 from a US based institutional private lender, subject to an original issuer discount of seven point five percent (7.5%), a commitment fee of one percent (1%), a placement fee of one percent (1%) and a transaction fee of three percent (3%);

“Shareholders” means the holders of the Common Shares;

“Stock Option Plan” means the Common Share incentive option plan of the Corporation;

“Stock Option Plan Resolution” means the ordinary resolution of the Shareholders concerning the approval of the unallocated option entitlements under the Stock Option Plan pursuant to requirements of the TSX;

“Support Agreement” means the voting support agreement entered into by directors and executive officers of NiMin pursuant to the Wyoming Purchase and Sale Agreement;

“Tax” or “Taxes” means: (i) all country, federal, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all income, corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, social security, excise, premium, property, customs, net worth, capitalizations, transfer, stamp, documentation, social security, alternative, minimum, occupation, recapture and other taxes charges of any kind whatever, whether disputed or not, including all interest, penalties and additions imposed with respect to such amounts, and all amounts payable pursuant to any agreement or arrangement with respect to Taxes; and (ii) any liability for the payment of any amount of the type described in clause (i) of this definition as a result of being a member of an affiliated, consolidated, combined or unitary group for any period, as a result of any tax sharing or tax allocation agreement, arrangement or understanding, or as a result of being liable for another person’s taxes as a transferee or successor, by contract or otherwise;

“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended;

“Tax Return” or “Tax Returns” means all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendments thereto;

“taxable capital gain” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations – Residents of Canada – Taxation of Capital Gains and Losses”;

“Taxing Authority” means any domestic, foreign, federal, national or municipal or other local governmental entity, any subdivision, agency, commission or authority thereof or any quasi-government body exercising tax regulation authority;

“Transfer Agent” means the Corporation’s registrar and transfer agent, Computershare Trust Company of Canada;

“Treasury Regulations” means final and temporary regulations now or hereafter promulgated by the U.S. Department of Treasury pursuant to 26 U.S.C. Section 1501 et seq.;

“Treaty” has the meaning ascribed thereto under the heading “Canadian Federal Income Tax Considerations – Non-residents of Canada – Taxation of Dividends”;

“TSX” means the Toronto Stock Exchange;

“TSXV” means the TSX Venture Exchange;

“Winding Up” means the proposed voluntary liquidation and dissolution of the Corporation pursuant to the ABCA and the distribution to Shareholders of the Legacy Liquidation Distribution Amount and cash on hand, less any reserves and payments made in respect of the Corporation’s ongoing costs and liabilities, by way of a reduction of stated capital in one or more instalments as part of such liquidation and dissolution;

“Winding Up Resolution” means the special resolution of the Shareholders concerning the Winding Up to be considered at the Meeting, substantially in the form set forth in Appendix “D” to this Circular;

“Wyoming Assets” means Legacy’s right, title and interest in and to the Ferguson Ranch Field, Hunt Field, Willow Draw Field and Sheep Point Field, all located on the western margin of the Big Horn Basin, and certain other miscellaneous assets, as set out in the Wyoming Purchase and Sale Agreement;

“Wyoming Effective Time” means 7:00 A.M. local time where the Wyoming Assets are located on April 1, 2012, if the transactions contemplated by the Wyoming Purchase and Sale Agreement are consummated in accordance with the terms and provisions thereof;

“Wyoming Purchase and Sale Agreement” means the purchase and sale agreement dated April 24, 2012 by and among the Corporation, Legacy, and the Wyoming Purchaser, pursuant to which the Wyoming Purchaser shall acquire the Wyoming Assets, as attached hereto as Appendix “G”;

“Wyoming Purchase Price” means cash consideration of $98,050,000, subject to deduction and adjustment in accordance with the provisions of the Wyoming Purchase and Sale Agreement;

“Wyoming Purchaser” means BreitBurn Operating L.P., a Delaware limited partnership and wholly-owned subsidiary of BreitBurn Energy Partners L.P.; and

“Wyoming Sale” means the purchase by and sale and conveyance of the Wyoming Assets to the Wyoming Purchaser pursuant to the terms and conditions of the Wyoming Purchase and Sale Agreement.

SUMMARY

The following is a summary of certain information contained elsewhere in this Circular. It is not, and is not intended to be, complete. This is a summary only and is qualified in its entirety by the more detailed information appearing elsewhere in this Circular and the attached Appendices. Shareholders are urged to review carefully this Circular, including the Appendices. Certain capitalized terms used in this Circular have the meanings set forth in the “Glossary of Terms”.

The Meeting

The Meeting will be held at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 on June 26, 2012 at 9:00 A.M. PDT (local time) for the purposes set forth in the Notice accompanying this Circular. The business of the Meeting will be to consider and vote on the annual meeting matters, the Stock Option Plan Resolution, the Sale Resolution, the Winding Up Resolution, the Advisory Resolutions and any other business that may properly come before the Meeting and any adjournments or postponements thereof. See “Matters to be Acted Upon at the Meeting”.

The Record Date and Quorum

The Record Date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is the close of business on May 22, 2012.

A Shareholder is entitled to receive notice of, and to vote at, the Meeting if such Shareholder owned Common Shares at the close of business on May 22, 2012, which is set as the Record Date for the Meeting. A Shareholder of record will have one (1) vote for each Common Share at the close of business on the Record Date. At the close of business on the Record Date, there were [—] Common Shares outstanding and entitled to vote at the Meeting. Pursuant to By-Law No. 1 of the Corporation, a quorum for the transaction of business at the Meeting shall consist of at least two (2) persons holding or representing by proxy not less than five percent (5%) of the outstanding shares of the Corporation entitled to vote at the Meeting. Thus, [—] Common Shares must be represented by proxy or by Shareholders present and entitled to vote at the Meeting to constitute a quorum. For U.S. purposes, the proxies do not contain provisions for broker non-votes and abstentions other than the withhold vote for certain annual meeting matters. In the absence of directions on a properly executed proxy, such Common Share will be voted in favour of the matters set out herein.

See “Voting Shares and Principal Holders Thereof – Registered Shareholders”.

Overview of the Sale Transactions

On April 25, 2012, the Corporation announced that the Board has concluded its review of strategic alternatives commenced on November 21, 2011 whereby the Board unanimously determined that the Sale of Assets and the Winding Up is the best alternative for generating maximum value for Shareholders.

As a result of the strategic process, NiMin and Legacy entered into the Wyoming Purchase and Sale Agreement for the sale of the Wyoming Assets, for a total cash consideration of approximately $98 million, subject to adjustments as set out therein. The Wyoming Purchase and Sale Agreement prohibits NiMin and Legacy from soliciting or initiating any discussion regarding a business combination or asset sale involving the Wyoming Assets and provides for a $5 million termination fee in certain circumstances, including if Shareholders do not approve the Sale Resolution. The Wyoming Sale is subject to customary closing conditions, including approval by Shareholders.

On April 27, 2012, the Corporation announced that it and Legacy entered into the California Purchase and Sale Agreement for the sale of the California Assets for a total cash consideration of approximately $27 million, subject to adjustments as set out therein. The sale of the California Assets is subject to customary closing conditions, including approval by Shareholders.

The combined gross proceeds from the sale of the California Assets and the Wyoming Assets is approximately $125 million, subject to adjustment pursuant to the applicable agreement.

Wyoming Purchase and Sale Agreement

Purchase Price

The total consideration for the purchase, sale and conveyance of the Wyoming Assets, as more specifically described in the Wyoming Purchase and Sale Agreement, is the sum of $98,050,000 in cash, subject to adjustments, including increases to the Wyoming Purchase Price for title benefits and certain paid taxes and proceeds from sales of hydrocarbons produced and saved prior to the Wyoming Effective Time and decreases to the Wyoming Purchase Price for allocated values of those assets comprising the Wyoming Assets not conveyed at closing due to failure to obtain a consent or preferential right, title and environmental defects, certain taxes, unpaid taxes and proceeds from sales of hydrocarbons produced and saved after the Wyoming Effective Time.

Representations, Warranties

The Wyoming Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the Wyoming Purchaser and of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things: existence, legal power, no conflict, authorization, enforceability, broker’s and finder’s fees, no bankruptcy and no claims.

The Wyoming Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the Wyoming Purchaser, relating to, among other things: royalties, taxes, absence of material breach or material default under material contracts, conveyance free and clear of liens and encumbrances, no well imbalances, no conflict with constating documents, no consents required to enter into the Wyoming Purchase and Sale Agreement or consummate the transactions contemplated thereby (except as set forth in the Wyoming Purchase and Sale Agreement), compliance with laws, permits, no wells required to be plugged and abandoned (except as set forth in the Wyoming Purchase and Sale Agreement), disclosed authorities for expenditures and other commitments in excess of $50,000 per item, status of Legacy, material compliance with environmental laws, disclosed payout allocation of rights pertaining to any wells and funds held in suspense required to be transferred at closing.

Additionally, the Wyoming Purchase and Sale Agreement also contains further representations and warranties of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things: qualification to own and operate the Wyoming Assets; acquisition of the Wyoming Assets for the Wyoming Purchaser’s own account; sufficient financial resources; satisfaction with due diligence investigation; and no consents required to be made by the Wyoming Purchaser in connection with its performance of the Wyoming Purchase and Sale Agreement.

Conditions to Completion of the Wyoming Sale

•	Conditions Precedent for the benefit of Legacy and the Corporation

•	The representations and warranties of the Wyoming Purchaser shall be true and correct in all material respects on the closing date of the Wyoming Sale;

•

The Wyoming Purchaser shall have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•	The Wyoming Purchaser shall have delivered to Legacy the Wyoming Purchase Price pursuant to the Wyoming Purchase and Sale Agreement;

•

The Wyoming Purchaser shall have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the Wyoming Purchase and Sale Agreement (including an officer’s certificate and assignment); and

•	Shareholder approval shall have been obtained.

•	Conditions Precedent for the benefit of the Wyoming Purchaser

•	The representations and warranties of Legacy and NiMin shall be true and correct in all material respects on the closing date of the Wyoming Sale;

•

Legacy and NiMin shall have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•

Legacy and NiMin shall have executed, acknowledged and delivered, as appropriate, to the Wyoming Purchaser all closing documents as required under the Wyoming Purchase and Sale Agreement (including an assignment, letters to purchasers of production, officer’s certificate, certificate of non-foreign status of Legacy, change of operator forms, releases relating to security, if any, affecting the Wyoming Assets, and financial statements); and

•	Shareholder approval shall have been obtained.

Covenants Regarding the Wyoming Assets

Covenants are provided by the parties in reference to: operations after the Wyoming Effective Time; limitations on the operational obligations and liabilities of Legacy; the Meeting; required approvals; the operation of the Wyoming Assets after the closing of the Wyoming Sale; casualty loss, operatorship, records, administrative duties and other obligations, no-shop provisions and support agreement.

Operations after Wyoming Effective Time

From and after the date of the Wyoming Purchase and Sale Agreement until closing of the Wyoming Sale, Legacy has agreed to operate the Wyoming Assets in the ordinary manner consistent with past practice. The Wyoming Purchaser shall reimburse Legacy a monthly fee of $51,000 per month during this time for administrative overhead expenses incurred by Legacy in order to operate the Wyoming Assets accordingly.

No-Shop

Legacy and NiMin are prohibited from soliciting or initiating any discussion regarding a business combination or asset sale involving the Wyoming Assets and the Wyoming Purchase and Sale Agreement provides for a $5 million termination fee in certain circumstances, including if Shareholders do not approve the Sale Resolution and if an Acquisition Proposal that constitutes a Superior Proposal (as defined in the Wyoming Purchase and Sale Agreement) is accepted or approved.

Survival

The representations, warranties, covenants and obligations of Legacy under the Wyoming Purchase and Sale Agreement shall not survive the closing. The representations, warranties, covenants and obligations of NiMin shall survive the closing for ninety (90) days only. Any claims for breach of representation or warranty properly raised prior to the expiration of such representation or warranty shall survive until such claim and the payment and the indemnity with respect thereto are resolved.

Termination Events

The Wyoming Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the Wyoming Sale, upon certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy or the Wyoming Purchaser if the closing has not occurred before June 29, 2012, unless substantive comments are received from the SEC regarding the Circular, in which event closing shall occur on or before ninety (90) days from the execution of the Wyoming Purchase and Sale Agreement;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the Wyoming Purchase and Sale Agreement;

•

by either party if the aggregate amount of all Wyoming Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the Wyoming Purchase Price;

•

by the Wyoming Purchaser if Shareholder approval for the Sale Resolution is not obtained or if Legacy accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal (as defined in the Wyoming Purchase and Sale Agreement), in which case Legacy shall within one business day after termination, pay to the Wyoming Purchaser a fee of $5,000,000; and

•

by Legacy if NiMin, Legacy or the Board, as applicable, accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal (as defined in the Wyoming Purchase and Sale Agreement) that constitutes a Superior Proposal (as defined in the Wyoming Purchase and Sale Agreement) and concurrently therewith Legacy pays to the Wyoming Purchaser a fee of $5,000,000, provided that NiMin and Legacy have complied with no-shop obligations pursuant to the Wyoming Purchase and Sale Agreement.

Indemnification

The Wyoming Purchase and Sale Agreement sets out certain indemnifications in favour of Legacy from claims relating to or arising out of certain assumed obligations and any breach by the Wyoming Purchaser relating to any of the Wyoming Purchaser’s representations and warranties and certain indemnifications in favour of the Wyoming Purchaser for breach by Legacy of Legacy’s representations and warranties non-environmental and environmental claims.

Governing Law

The Wyoming Purchase and Sale Agreement shall be governed and construed in accordance with the laws of the State of Wyoming, with the parties agreeing to venue in Park County, Wyoming.

Support Agreement

Pursuant to the Wyoming Purchase and Sale Agreement, certain support agreements executed by directors and executive officers of the Corporation (“Support Securityholders”) were delivered to the Wyoming Purchaser, whereby the Support Securityholders agreed to vote or cause to be voted at the Meeting an aggregate of 5.13% of the issued and outstanding Common Shares, and any Common Shares resulting from the exercise of Options to purchase an aggregate of 3,925,000 additional Common Shares between the date of the support agreement and closing of the Wyoming Sale, in favour of the Sale Resolution.

California Purchase Asset Sale Agreement

Purchase Price

The total consideration for the purchase, sale and conveyance of the California Assets, as more specifically described in the California Purchase and Sale Agreement, is the sum of $27,200,000 in cash, subject to adjustments, including increases to the California Purchase Price for certain taxes and allocation of expenses and revenues and decreases to the California Purchase Price for allocated values of those assets comprising the California Assets not conveyed at closing due to an unresolved preferential right of consent, title defects, environmental defects, certain taxes and allocation of expenses and revenues.

Representations, Warranties

The California Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the California Purchaser and of the California Purchaser to Legacy and NiMin, relating to, among other things: existence, legal power, no conflict, authorization, enforceability, broker’s and finder’s fees, no bankruptcy and no claims.

The California Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the California Purchaser, relating to, among other things: royalties, taxes, absence of material breach or material default under any material contracts, conveyance free and clear of liens and encumbrances, no preferential rights or consents affecting California Assets, compliance with laws, permits, no take or pay or calls on production, sufficient rights to operate, current commitments and employees.

Additionally, the California Purchase and Sale Agreement also contains further representations and warranties of the California Purchaser to Legacy and NiMin, relating to, among other things: qualification to own and operate the California Assets; acquisition of the California Assets for the California Purchaser’s own account; sufficient financial resources; satisfaction with due diligence investigation; and no consents required to be made by the California Purchaser in connection with its performance of the California Purchase and Sale Agreement.

Conditions to Completion of the California Sale

•	Conditions Precedent for the benefit of Legacy and the Corporation

•	The representations and warranties of the California Purchaser shall be true and correct in all material respects on the closing date of the California Sale;

•

The California Purchaser shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•	The California Purchaser shall have delivered to Legacy the California Purchase Price pursuant to the California Purchase and Sale Agreement;

•

The California Purchaser shall have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the California Purchase and Sale Agreement (including the California Purchase Price, net of adjustments and less an indemnity escrow amount, deliver to escrow agent an indemnity escrow amount and possession of the California Assets);

•	All appropriate consents have been obtained and preferential rights exercised or elapsed;

•	Shareholder approval shall have been obtained;

•	Holders of not more than ten percent (10%) of the issued and outstanding Common Shares have exercised rights of dissent in connection with the California Sale; and

•

Legacy shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

•	Conditions Precedent for the benefit of the California Purchaser

•	The representations and warranties of Legacy and NiMin shall be true and correct in all material respects on the closing date of the California Sale;

•

Legacy and NiMin shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•

Legacy shall have executed, acknowledged and delivered, as appropriate, to the California Purchaser all closing documents as required under the California Purchase and Sale Agreement (including an assignment, the Escrow Agreement, affidavit of non-foreign status, withholding certificate, change of operator forms and releases from employees) and delivered to the California Purchaser possession of the California Assets;

•	Shareholder approval shall have been obtained; and

•

The California Purchaser shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

Covenants Regarding the California Assets

Covenants are provided by the parties in reference to: operations after the California Effective Time; limitations on the operational obligations and liabilities of Legacy; the Meeting; required approvals, the operation of the California Assets after the closing of the California Sale; casualty loss; operatorship; and personnel.

Operations After California Effective Time

From and after the date of the California Purchase and Sale Agreement until closing of the California Sale, Legacy has agreed to operate the California Assets in the ordinary manner consistent with past practice. The California Purchaser shall reimburse Legacy a monthly fee of $80,000 per month during this time for administrative overhead expenses incurred by Legacy in order to operate the California Assets accordingly.

Survival

The representations, warranties, covenants and obligations of Legacy under the California Purchase and Sale Agreement shall survive closing for sixty (60) days only, provided NiMin shall be responsible for such representations, warranties, covenants and obligations after such sixty (60) day period until six (6) months from closing of the California Sale. Any claim for indemnification or breach of representation or warranty properly raised prior to the expiration of such representation or warranty shall survive until such claim and the payment and the indemnity with respect thereto are resolved, provided, that in no event shall Legacy’s and/or NiMin’s liability for any such claims exceed in the aggregate $3,000,000 deposited pursuant to the Escrow Agreement.

Termination Events

The California Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the California Sale, upon certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy on the closing date of the California Sale if Legacy’s conditions to close have not been satisfied in all material respect by the California Purchaser or waived by Legacy in writing by the closing date;

•

by the California Purchaser on the closing date of the California Sale if the California Purchaser’s conditions to close have not been satisfied in all material respect by Legacy and NiMin or waived by the California Purchaser in writing by the closing date;

•	by either party if the closing of the California Sale shall not have occurred on or before July 20, 2012;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the California Purchase and Sale Agreement; and

•

by either party if the aggregate amount of all California Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the California Purchase Price.

Indemnification

The California Purchase and Sale Agreement sets out certain indemnifications in favour of Legacy from claims relating to or arising out of certain assumed obligations and certain indemnifications in favour of the California Purchaser relating to or arising out of retained obligations.

Escrow

At the closing of the California Sale, the California Purchaser shall pay to an escrow agent $3,000,000 in accordance with terms of the California Purchase and Sale Agreement and the Escrow Agreement. Any indemnity payment that Legacy or NiMin is obligated to make to the California Purchaser shall be paid by way of the escrowed funds in accordance with the terms of the Escrow Agreement.

Governing Law

The California Purchase and Sale Agreement shall be governed and construed in accordance with the laws of the State of California, with the parties agreeing to venue in Los Angeles County, California.

Stock Exchange Listing

The Common Shares currently trade on the TSX. If the Sale Transactions are completed, according to TSX’s rules, the Corporation will be deemed to have gone through a Change in Business (as such term is defined in the TSX Company Manual). The Corporation does not expect to meet listing requirements as the Corporation will cease to be engaged in an ongoing business. As a result, the Corporation will take the appropriate steps following closing of the Sale Transactions to voluntarily delist from the TSX. In an effort to maintain liquidity in the Common Shares, the Board may apply to transfer the Corporation’s listing to NEX, a separate board of the TSXV that provides a trading forum for listed companies that have low levels of business activity or have ceased to carry on an active business; however, no assurance can be provided that a NEX listing will be obtained. The Corporation expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX.

See “Information Regarding the Sale of Assets – Stock Exchange Listing”.

Winding Up including Distribution of Cash

The Corporation will proceed to close the Sale of Assets, including the closing of the Sale Transactions, and undertake the Winding Up upon receipt of all required regulatory and Shareholder approvals. After the payment of the liabilities of NiMin and Legacy which are currently estimated to be between approximately $52.6 million to $55.1 million, NiMin intends to distribute the net proceeds of the liquidation and dissolution of both corporations to Shareholders in one or more distribution instalments. Upon completion of the Sale of Assets, and the satisfaction of the liabilities of NiMin and Legacy, the net proceeds available for distribution are currently estimated to be between $70.3 million to $72.8 million. Although management of the Corporation believes that the estimates of the liabilities and net proceeds for the foregoing distribution are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities and resulting net proceeds available for distribution may differ materially from such estimates, thereby affecting the amount of cash available to be distributed to Shareholders. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs which would materially reduce the amount of cash available for distribution to Shareholders, but there is no assurance this will remain the case. See “Information Regarding the Liquidation and Dissolution of the Corporation”.

Recommendation of the Board

After consideration of various factors described in the section entitled “Information Regarding the Sale of Assets – Reasons for the Sale of Assets”, including the CCNRP Fairness Opinion and other relevant matters, the Board unanimously determined that the Sale Transactions are fair to the Shareholders and are in the best interests of the Corporation and the Shareholders. The Board unanimously recommends that Shareholders vote FOR the special resolution to approve the Sale of Assets on the terms and conditions set forth in the Purchase and Sale Agreements, and FOR the special resolution to approve the Winding Up, and other matters relating thereto, all as set forth in this Circular.

In considering the recommendation of the Board with respect to the Sale Resolution, Shareholders should be aware that certain of the Corporation’s directors and executive officers have interests in the Sale Transactions that are different from, or in addition to, that of Shareholders, including the receipt of severance packages. The Board was aware of and considered these interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Purchase and Sale Agreements and in recommending the Sale Resolution be approved by the Shareholders. See “Interests of Certain Persons and Companies in Matters to be Acted Upon”.

See “Information Regarding the Sale of Assets – Reasons for the Sale of Assets”.

CCNRP Fairness Opinion

CCNRP has delivered the CCNRP Fairness Opinion to the Board stating that, as of April 13, 2012 and subject to the limitations and assumptions set forth therein, the consideration in connection with the Sale Transactions is fair, from a financial point of view, to the Corporation.

The full text of CCNRP Fairness Opinion, dated April 13, 2012, to the Board, which contains the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “E” to this Circular. The Corporation encourages Shareholders to read the CCNRP Fairness Opinion, and the section “Information Regarding the Sale of Assets – CCNRP Fairness Opinion”, carefully and in its entirety. The summary of the CCNRP’s Fairness

Opinion in this Circular is qualified in its entirety by reference to the full text of the opinion. The CCNRP Fairness Opinion was addressed to the Board for the information of the Board in connection with its consideration of the Purchase and Sale Agreements, and it was not a recommendation to the Board as to whether it should approve the Sale Transactions or the Purchase and Sale Agreements, nor does it constitute a recommendation as to whether the Shareholders should approve the Sale Resolution or take any other action with respect to the Sale Transactions at any meeting of the Shareholders convened in connection with the Sale Transactions. CCNRP was not requested to opine as to, and its opinion did not in any manner address, the Corporation’s underlying business decision to proceed to effect the Sale Transactions.

See “Information Regarding the Sale of Assets – CCNRP Fairness Opinion”.

Financing of the Sale Transactions

The Corporation anticipates that the total funds needed to complete the Wyoming Sale will be funded by the Wyoming Purchaser through available cash or borrowings under existing credit facilities. The Corporation anticipates that the total funds needed to complete the California Sale will be funded by the California Purchaser through available cash or borrowings under existing credit facilities. Although the Corporation has received representations from the Purchasers that the Purchasers have funds available to complete the Sale Transactions, no assurance can be provided. Obtaining financing is not a condition to the completion of either of the Purchase and Sale Agreements.

Reasons for the Sale of Assets

In making its recommendation, the Board carefully reviewed and considered the terms of the Sale Transactions. The following are some of the principal reasons for the Board’s unanimous recommendation that the Shareholders vote FOR the Sale Resolution and the Winding Up Resolution:

(a)	the estimated/anticipated cash amount for distribution per Common Share of between [$—] and [$—] represents a premium of approximately: (i) [—%] to [—%] over the weighted average trading price of the Common Shares on the TSX, for the ninety (90) trading days immediately prior to the announcement of the Wyoming Sale and the results of the strategic review process; and (ii) [—%] to [—%] over the closing trading price of the Common Shares on the TSX on November 18, 2011, being the last trading day prior to the announcement of the Corporation initiating the strategic review process;

(b)	the consideration to be paid pursuant to the Sale Transactions is all cash;

(c)	the Sale Transactions are the result of a strategic review process conducted by the Corporation over a five (5) month period. The strategic review included reviewing other strategic alternatives available to the Corporation, as well as an investigation of third-party interest pursuant to which certain potential buyers were contacted;

(d)	the CCNRP Fairness Opinion provided by CCNRP, stated that as of April 13, 2012 and subject to the limitations and assumptions set forth therein, the consideration in connection with the Sale Transactions is fair, from a financial point of view, to the Corporation. See “Information Regarding the Transactions - CCNRP Fairness Opinion”;

(e)	the Board unanimously determined that the Sale Transactions are superior to all other proposals received by the Corporation pursuant to the strategic review process and is the best alternative among the limited opportunities available to the Corporation to maximize Shareholder value having regard to the Corporation’s current financial position;

(f)

the Sale Resolution and the Winding Up Resolution must be approved by a special resolution passed by the affirmative vote of Shareholders representing at least 66 2/3% of the Common Shares represented and voted at the Meeting and more than fifty percent (50%) of the Common Shares represented and voted at the Meeting other than Common Shares held by certain officers and directors of the Corporation;

(g)	the terms and conditions of the Purchase and Sale Agreements, including the parties’ respective representations, warranties and covenants, and the conditions to their respective obligations, including the amounts, if any, payable by the Corporation in the event of termination of either or both of the Purchase and Sale Agreements, are in the Board’s opinion, after consultation with legal counsel, reasonable;

(h)	the Board believes that it is likely that the conditions to complete the Sale Transactions will be satisfied;

(i)	to the knowledge of the Board, there are no material competition or other regulatory issues which are expected to arise in connection with the Sale Transactions so as to prevent completion, and it is anticipated that all required regulatory clearances will be obtained; and

(j)	the Purchase and Sale Agreements are each the result of separate arm’s-length negotiations among the Purchasers, the Corporation and its wholly-owned subsidiary, Legacy.

See “Information Regarding the Sale of Assets – Reasons for the Sale of Assets”.

Votes Required for the Sale Resolution and the Winding Up Resolution

In order to complete the Sale of Assets and the Winding Up, Shareholders will be asked to consider and, if deemed appropriate, to approve, with or without amendment, the Sale Resolution and the Winding Up Resolution. Each of these resolutions must be approved as a special resolution by at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. The approval of the Sale Resolution is not conditional upon the approval of the Winding Up Resolution.

In addition, in connection with certain severance payments and the acceleration of vesting of certain unvested incentive stock options held by certain officers and directors of the Corporation triggered by the Sale of Assets, Canadian securities law requires that the Sale Resolution and the Winding Up Resolution must be approved by a majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting who vote in respect of that resolution, excluding votes in respect of Common Shares held by such officers and directors of the Corporation pursuant to MI 61-101. See “Particulars of Matters to be Acted Upon – Approval of the Sale Resolution; Approval of the Winding Up Resolution”.

Canadian Federal Income Tax Considerations to the Shareholders

Subject to the detailed comments set out under the heading “Canadian Federal Income Tax Considerations” in this Circular, and subject to the restrictions, assumptions and provisos set out therein, in general:

•

each Resident Holder should realize capital gains (or capital losses) to the extent that the aggregate Distributions paid to the Resident Holder exceed (or are less than) the adjusted cost base of the Resident Holder’s Common Shares, and

•	Non-resident Holders should not incur any liability for Canadian federal income tax in respect of any Distributions that they receive.

Certain United States Income Tax Considerations to the Shareholders

Shareholders will not directly recognize any gain or loss for tax purposes as a result of the Sale Transactions. Rather, the Sale Transactions will be subject to U.S. federal and California income tax that will reduce the amount of proceeds available for distribution. After completion of the Sale of Assets and the Legacy Dissolution, each Shareholder will receive one or more cash Distributions in connection with the Winding Up of the Corporation in cancellation of their Common Shares.

A Shareholder who holds Common Shares as capital property will realize a capital gain (or a capital loss) to the extent that such proceeds of disposition exceed (or is less than) their tax basis in such Common Shares. Such capital gain will either be long-term or short-term based upon the length of time a Shareholder has held such Common Shares.

The foregoing summary is intended to be illustrative of the tax consequences of the Sale of Assets and the Winding Up and is not intended to be tax advice to any particular Shareholder. Shareholders should consult their own financial, legal and tax advisors with respect to their particular circumstances. For further disclosure regarding certain U.S. federal and state income tax considerations, including considerations relevant to a Shareholder who, for purposes of the Code and any applicable tax convention, is not a U.S. resident or U.S. taxpayer, see “United States Income Tax Considerations”.

Risk Factors

For a description of certain risk factors in respect of the Sale of Assets and the Winding Up and the business of the Corporation see “Risk Factors” contained in the Annual Information Form and also see “Risk Factors” in this Circular.

QUESTIONS AND ANSWERS

The following are some questions that a Shareholder may have regarding the Meeting, the Sale of Assets and the Winding Up, and brief answers to such questions. Shareholders are urged to read carefully the entire Circular, the Appendices thereto and the documents referred to or incorporated by reference in the Circular because the information in this section does not provide all of the information that may be important to a Shareholder with respect to the approval of the Sale of Assets or the approval of the Winding Up.

MEETING

Q.	Why am I receiving this Circular?

A.	In November 2011, the Board initiated a broad review of strategic alternatives available to the Corporation aimed at maximizing Shareholder value. This resulted in a determination to provide for a sale of all or substantially all of the assets of the Corporation as well as an orderly wind up and dissolution of the Corporation. Both of these corporate items require the approval of Shareholders pursuant to the provisions of the ABCA, the governing corporate law of the Corporation and therefore, this Circular has been prepared and distributed for purposes of obtaining that Shareholder approval and also to attend to the annual meeting matters of the Corporation which are required by law to occur on an annual basis.

Q.	What matters will be voted on at the Meeting?

A.	Please see the attached Notice that describes each of the items being presented to the Shareholders.

Q.	When and where is the Meeting of Shareholders?

A.	The annual and special meeting of Shareholders will be held at 9:00 A.M. PDT (local time), on June 26, 2012, at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103.

Q.	Who can attend and vote at the Meeting?

A.	All registered Shareholders as of the close of business on May 22, 2012, the Record Date for the Meeting, are entitled to receive notice of and to attend and vote at the Meeting or any postponement or adjournment of the Meeting.

Q.	How do I cast my vote if I am a holder of record?

A.	A registered Shareholder who is a shareholder of record on May 22, 2012 may vote in person at the Meeting or by submitting a proxy for the Meeting and following the instructions on the proxy card provided. Submission occurs by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope or following alternative instructions as may be contained on the proxy card provided.

Common Shares represented by any properly executed instrument of proxy will be voted or withheld from voting on any ballot that may be called for in accordance with instructions given by the Shareholder. In the absence of such direction, such Common Shares will be voted FOR the matters set out.

Q.	How do I cast my vote if I am a Beneficial Shareholder and my Common Shares are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee?

A.	Beneficial Shareholders should note that only proxies deposited by Shareholders whose names appear on the records maintained by the Transfer Agent as registered holders of Common Shares will be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Beneficial Shareholder by its broker, such Common Shares will, in all likelihood, not be registered in the Shareholder’s name. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients. Please refer to the voting instruction card used by your broker, dealer, commercial bank, trust company or other nominee to see if you may submit voting instructions using the Internet or telephone.

Q.	What is the deadline for submitting a proxy?

A.	All proxies must be deposited with the Corporation’s Registrar and Transfer Agent, Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment thereof. The Chairman of the Meeting in his sole discretion may refuse to recognize any instrument of proxy received after such time.

Q.	Can I change or revoke my proxy after I have delivered my proxy?

A.

Yes. A Shareholder may revoke a proxy by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing and deposited either to the Transfer Agent or at the registered office of the Corporation, Centennial Place, East Tower, Suite 1900, 520 – 3rd Avenue SW, Calgary, Alberta at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment thereof. A Beneficial Shareholder must contact their broker, dealer, commercial bank, trust company or other nominee to obtain the procedures for revoking a proxy.

Q.	Is the approval of the Sale of Assets or the Winding Up dependent on the approval of the other resolution?

A.	No. The Sale of Assets resolution and the Winding Up resolution are independent resolutions. A vote “for” or “against” one resolution does not count as a vote “for” or “against” the other resolution. However, the Board believes that the Sale of Assets resolution and the Winding Up resolution are integral parts of an overall plan for the Corporation and that such resolutions collectively represent the best alternative for maximizing Shareholder value at this time.

Q.	What shareholder vote is required by corporate law to approve the Sale of Assets or the Winding Up?

A.

The special resolution for the Sale of Assets requires the approval of at least 66 2/3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. The special resolution for the Winding Up requires the approval of at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the Meeting. In addition, such matters must be approved by a majority of the votes cast by Shareholders excluding those votes cast by persons who are to be excluded pursuant to Multilateral Instrument 61–101 Protection of Minority Security Holders in Special Transactions.

Q.	Who can help answer additional questions?

A.	Additional questions about the Sale of Assets or the Winding Up may be presented to the Corporation at Suite 100, 1160 Eugenia Place, Carpinteria, California, U.S.A. 93013, attention: Jonathan S. Wimbish, Chief Financial Officer, telephone number (805) 566-2900.

Questions about how to submit a proxy, or if additional copies of the Circular or the enclosed proxy card or voting instructions are required, please contact the Corporation’s Registrar and Transfer Agent, Computershare Trust Company of Canada, at 100 University Avenue, Toronto, Ontario, M5J 2Y1, telephone number (800) 564-6253, or the Corporation’s proxy solicitation agent, Georgeson, at telephone number (888) 605-8414 or askus@georgeson.com.

SALE OF ASSETS

Q.	Why did the Corporation enter into the Purchase and Sale Agreements?

A.	The sale of all or substantially all of the Corporation’s assets is the result of a broad review by the Board of strategic alternatives available to the Corporation. Aimed at maximizing Shareholder value, the strategic review process was initiated to help close the gap between the value of the underlying assets of the Corporation, including the reserves, production and operations, and the trading level of the Common Shares on the TSX at the time of the commencement of the strategic review. Macquarie Capital has been serving as NiMin’s financial advisor in connection with the strategic review process. Based upon the review of the strategic alternatives available to the Corporation, the Purchase and Sale Agreements reflect the successful negotiations of the sale of the Wyoming Assets and the California Assets.

Q.	What does the Board recommend regarding the Sale of Assets?

A.	The Board has determined that the terms and conditions of the Purchase and Sale Agreements and the transactions contemplated thereby, including the Sale of Assets, are fair to the Shareholders and in the best interests of the Corporation and the Shareholders. This determination was made by a unanimous vote of all of the members of our Board. The Board recommends that you vote FOR the authorization of the Sale of Assets. See “Information Regarding the Sale of Assets – Reasons for the Sale of Assets and the Winding Up and Recommendation of the Board” for further information regarding the recommendation of the Board.

Q.	Do I have dissent rights in connection with the Sale of Assets?

A.	Under the ABCA, dissent rights are provided to Shareholders in connection with the transactions contemplated by the Purchase and Sale Agreements. See “Information Regarding the Sale of Assets – Rights of Dissent to the Sale of Assets” for further information regarding dissent rights of Shareholders.

Pursuant to the California Purchase and Sale Agreement, the California Sale is subject to holders of not more than ten percent (10%) of the issued and outstanding Common Shares having exercised rights of dissent in connection therewith. The Wyoming Sale is not subject to any such condition.

Q.	What will happen if the Sale of Assets is approved by Shareholders?

A.	If the Sale of Assets is authorized by the requisite special resolution of Shareholders and the Corporation’s and the Purchasers’ conditions to their obligations are satisfied or waived, the Corporation will sell all or substantially all of the assets to the Purchasers for cash. Thereafter, Legacy will adopt a plan of dissolution, which will provide for its voluntary liquidation, winding up, and dissolution. However, the Board may direct, in the exercise of its fiduciary duty, that the Legacy Plan of Dissolution be abandoned either before or after Shareholder approval or may amend or modify the Legacy Plan of Dissolution to the extent permitted by Delaware law without the necessity of further Shareholder approval. Upon dissolution of Legacy, the cash, less any amount retained for potential known and unknown liabilities, will be transferred to NiMin.

Subject to the approval of the Winding Up by Shareholders, after the payment of the liabilities of NiMin and Legacy, which are currently estimated to be between approximately $52.6 million to $55.1 million, NiMin intends to distribute the net proceeds of the liquidation and dissolution of both corporations to Shareholders in one or more distribution instalments. Upon completion of the Sale of Assets and the satisfaction of the liabilities of NiMin and Legacy, the net proceeds available for distribution are currently estimated to be between $70.3 million to $72.8 million. Although management of the Corporation believes that the estimates of the liabilities and net proceeds available for distribution are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities and resulting net proceeds available for distribution may differ materially from such estimates, thereby affecting the amount of cash available to be distributed to Shareholders. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs not factored into the above estimated liabilities and obligations which would materially reduce the amount of cash available for distribution to Shareholders, there is no assurance this will remain the case.

Q.	What will happen if the Sale of Assets is not approved by the Shareholders?

A.	Pursuant to the terms of the Purchase and Sale Agreements, if the Corporation fails to obtain the approval of Shareholders in favour of the Sale of Assets, the Sale of Assets will not occur. In the event the Shareholders do not approve the Sale of Assets, a $5 million termination fee is payable by the Corporation to the Wyoming Purchaser.

In the event the Sale of Assets is not completed for any reason and NiMin is required to pay for the $5 million termination fee, NiMin expects that it will need to obtain financing or raise capital in order to continue as a going concern. NiMin cannot assure that any financing or capital would be available to NiMin on acceptable terms, if at all. A significant capital raise could also risk impairing the tax benefit attributed to NiMin’s net operating losses.

Q.	What is the Aggregate Purchase Price for the Assets?

A.	The consideration to be paid for the Wyoming Assets is $98,050,000 in cash and the consideration to be paid for the California Assets is $27,200,000 in cash, for an Aggregate Purchase Price of $125,250,000, subject to adjustment in accordance with the terms and conditions of the Purchase and Sale Agreements.

At closing of the California Sale, the California Purchaser shall pay to an escrow agent $3,000,000 for up to six (6) months in accordance with the terms of the California Purchase and Sale Agreement and an escrow agreement to be entered into at closing by and among the California Purchaser, Legacy and the escrow agent in connection with any indemnity payments that Legacy or NiMin is obligated to make to the California Purchaser.

Q.	How were the Wyoming Purchase Price and California Purchase Price determined?

A.	The purchase price for the Wyoming Assets and the California Assets was negotiated with the Purchasers in connection with the sale process facilitated by Macquarie Capital. On behalf of NiMin and Legacy, Macquarie Capital conducted a bidding process in an attempt to secure the highest prices for the Corporation’s assets. The Purchasers were the high bidders for each of the California Assets and the Wyoming Assets. Neither of the bids was contingent upon financing and each was an all cash bid.

Q.	What are the material terms of the Purchase and Sale Agreements?

A.	In addition to the cash consideration, customary representations and warranties and indemnities, the Purchase and Sale Agreements contain other important terms and provisions, including:

•

The Wyoming Sale is subject to a prohibition on NiMin and Legacy from soliciting or initiating any discussion regarding a business combination or asset sale involving the Wyoming Assets and provides for a $5 million termination fee in certain circumstances, including if Shareholders do not approve the Sale Resolution.

•	The Sale Transactions are subject to approval by Shareholders.

•

Pursuant to the California Purchase and Sale Agreement, NiMin must place $3,000,000 of the cash consideration in an escrow account for up to six (6) months to secure NiMin’s representations and warranties to the California Purchaser.

•	The Corporation has agreed to continue to conduct business in the ordinary course and subject to certain other restrictions during the period prior to completion of the Sale Transactions.

•

The obligations of the parties to the Purchase and Sale Agreements to close the Sale Transactions subject thereto are subject to several closing conditions, including the authorization of the Sale of Assets by our Shareholders.

•

Each of the Purchase and Sale Agreements may be terminated by the Corporation or the respective Purchaser in a number of circumstances, in which case the sale under such agreement(s) will not be completed.

The closing of each Sale Transaction is not conditional upon closing of the other Sale Transaction.

Q.	How would the proceeds from the Sale of Assets be used?

A.	The proceeds from the Sale of Assets would be used to pay off NiMin’s and Legacy’s debts and liabilities, which are currently estimated to be between approximately $52.6 to $55.1 million. The balance of the proceeds will be transferred to the Corporation as the sole shareholder of Legacy by way of liquidating distribution, subject to retaining such funds as Legacy deems reasonable for known and unknown future potential liabilities. See “Information Regarding the Liquidation and Dissolution of the Corporation.” Pursuant to the approval by Shareholders of the Winding Up, the Corporation would then satisfy its remaining outstanding obligations and the remaining amounts would then be distributed to Shareholders in one or more distributions, currently estimated to be between $70.3 million to $72.8 million.

Although management of the Corporation believes that the estimates of the liabilities and net proceeds for foregoing distribution are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities and resulting net proceeds available for distribution may differ materially from such estimates, thereby affecting the amount of cash available to be distributed to Shareholders. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs which would materially reduce the amount of cash available for distribution to Shareholders, but there is no assurance this will remain the case.

Q.	Are there any risks to the Sale of Assets?

A.	Yes. Please carefully read the section of the Circular entitled “Risk Factors”.

Q.	What are the tax consequences of the Asset Sale to Shareholders?

A.	The Sale Transactions will not subject Shareholders to Canadian or U.S. federal or state income taxes. See “Canadian Federal Income Tax Considerations” and “United States Income Tax Considerations” below.

Q.	When is the closing of the Sale of Assets expected to occur?

A.	If the Sale of Assets is approved by Shareholders and all conditions to completing the Sale of Assets are satisfied or waived, the Sale of Assets is expected to occur as soon as practicable after the Meeting.

THE WINDING UP

Q.	What does the Winding Up entail?

A.	The Winding Up contemplates the voluntary liquidation, winding up and dissolution of the Corporation. It is the current intention that the Winding Up will take place following the Sale of Assets and the Legacy Dissolution.

Q.	What does the Board recommend with respect to the Winding Up?

A.	The Board has unanimously determined it is in the best interests of the Corporation and its Shareholders to dissolve and recommends that the Shareholders vote FOR approval of the Winding Up.

Subsequently, if the Board, in the exercise of its fiduciary duties, determines that the Winding Up is not in the Corporation’s best interests and the best interests of the Shareholders, the Winding Up may be abandoned, either before or after the adoption by the Shareholders of the Winding Up Resolution.

Q.	What will happen if the Winding Up is approved?

A.	If the Winding Up is approved and implemented, the Corporation will take the proceeds received from Legacy pursuant to the liquidating distribution, pay all of its obligations and then liquidate the remaining assets, satisfy or make reasonable provisions for remaining obligations and make distributions to the Shareholders in accordance with available liquidation proceeds.

If the Board determines that liquidation and dissolution are not in the best interests of the Corporation and the best interests of the Shareholders, the Board may direct that the Winding Up be abandoned, either before or after Shareholder approval, or may amend or modify the Winding Up to the extent permitted by Alberta law without the necessity of further Shareholder approval.

Q.	Can the Corporation estimate the distributions that the Shareholders would receive pursuant to the Winding Up?

A.	The Corporation will proceed to close the Sale Transactions and undertake the Winding Up upon receipt of all required regulatory and Shareholder approvals. After the payment of the liabilities of NiMin and Legacy which are currently estimated to be between approximately $52.6 million to $55.1 million, NiMin intends to distribute the net proceeds of the liquidation and dissolution of both corporations to Shareholders in one or more distribution instalments. Upon completion of the Sale of Assets, the net proceeds available for distribution are currently estimated to be between $70.3 million to $72.8 million. Although management of the Corporation believes that the estimates of the liabilities and net proceeds for foregoing distribution are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities and resulting net proceeds available for distribution may differ materially from such estimates, thereby affecting the amount of cash available to be distributed to Shareholders. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs not factored into the above estimated liabilities and obligations which would materially reduce the amount of cash available for distribution to Shareholders, but there is no assurance this will remain the case.

Q.	What will happen if the Winding Up is approved but the Sale of Assets is not completed?

A.	If the Winding Up is approved but: (i) the Sale of Assets is not approved by Shareholders; or (ii) either or both of the sale of the Wyoming Assets and the sale of the California Assets is not consummated, then the Board, in accordance with its fiduciary obligations to the Shareholders, may proceed with the Winding Up and take such actions as it deems advisable and in the best interests of Shareholders to dispose of the Corporation’s assets in a manner designed to maximize Shareholder value and in compliance with corporate law, which may include the need for additional Shareholder approvals. Alternatively, the Board may determine to abandon the Winding Up. In either case, these other alternatives may be less favourable to Shareholders than the Sale of Assets.

Q.	What will happen if the Sale of Assets is authorized by Shareholders but the Winding Up is not approved?

A.	If the Shareholders do not approve the Winding Up, the Corporation will still complete the Sale of Assets if it is authorized by the Shareholders and the other conditions to closing are satisfied or waived. In that case, the Corporation will have transferred substantially all operating assets to the Purchasers and will have no operations to generate revenue. With no assets with which to generate revenues and no Winding Up approved, the Corporation would use the cash received from the Sale of Assets to pay ongoing operating expenses instead of making distributions to the Shareholders. The Corporation would have no material business or operations after the Sale of Assets and will have retained only those employees required to maintain corporate existence. The Corporation would also not be eligible to remain listed on the TSX as an oil and gas issuer and may not continue to meet the listing requirements and would then be required to delist from the TSX. The Corporation expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX. These factors would limit the alternatives available to the Corporation. The Board would have to evaluate the alternatives before the Corporation, including the possibility of investing the cash received from the Sale of Assets in another operating business. These alternatives may be less favourable to Shareholders than the Winding Up.

Q.	Can I sell my shares once the certificate of dissolution is issued?

A.	If the Winding Up is approved and the Board determines that it is in the Corporation’s and the Shareholders’ best interests, then the Corporation will send a statement of intent to dissolve in prescribed form to the Registrar. Upon receipt of such statement of intent to dissolve, the Registrar will issue a certificate of intent to dissolve to the Corporation. Upon the issuance of the certificate of intent to dissolve, the Corporation will cease to carry on business except to the extent necessary for the Winding Up. Once the Corporation satisfies or otherwise provides for its obligations and liabilities (including contingent liabilities, if any), the Corporation will proceed to file articles of dissolution with the Registrar and will take all necessary actions to formally dissolve and terminate the Corporation’s existence. Upon receipt of the articles of dissolution, the Registrar will issue a certificate of dissolution. The Corporation will cease to exist on the date shown on the certificate of dissolution and the Common Shares that remain outstanding will be cancelled on that date and the Common Shares will, if not already, cease to be quoted on the TSX or the stock exchange on which they are listed, if any.

Q.	When will the Shareholders receive any Distribution from the Winding Up?

A.	The timing of any Distributions to Shareholders once the Sale of Assets is completed is dependent upon the timing of the following, among other factors: (i) Legacy completing all of its obligations and requirements and subsequently providing a liquidating distribution to the Corporation consisting of the balance of cash available to Legacy after the Sale of Assets and payment of all liabilities and obligations; and (ii) the Corporation satisfying its obligations in connection with the Winding Up.

It is anticipated that approximately ninety percent (90%) of the liquidation proceeds will be distributed to Shareholders in an initial Distribution after the filing of a Certificate of Intent to Dissolve and prior to filing for a Certificate of Dissolution pursuant to the provisions of the ABCA, followed by one or more additional Distributions as contingency reserves and those sale proceeds subject to escrow are accounted for.

It is currently anticipated that the initial Distribution will occur within sixty (60) days of the closing of the Sale Transactions.

Q.	Does the Winding Up present any risk of liability to Shareholders?

A.	If the Winding Up is approved, the Corporation may establish a contingency reserve designed to satisfy any additional claims and obligations that may arise after the Winding Up becomes effective, including the $3,000,000 to be deposited by the California Purchaser pursuant to the California Purchase and Sale Agreement and the Escrow Agreement to be entered into at closing of the California Sale with respect to indemnity payments that Legacy or NiMin is obligated to make to the California Purchaser. However, any contingency reserve may not be adequate to cover all of the Corporation’s claims and obligations. The issuance of a certificate of dissolution will commence certain statutory time periods within which claims may be filed against the Corporation. Notwithstanding the dissolution of the Corporation, a Shareholder to whom any assets of the Corporation have been distributed in connection with the Winding Up is liable to any person commencing a civil, criminal or administrative action or proceeding to enforce a liability against the Corporation, either prior to its formal dissolution or within two (2) years after the date of such dissolution, to the extent of the amount received by the Shareholder on the distribution, provided that an action to enforce that liability is brought within two (2) years after the date of dissolution of the Corporation. See “Risk Factors”.

Q.	Are there any risks to the Winding Up?

A.	Yes. Please carefully read the section entitled “Risk Factors”.

EACH SHAREHOLDER IS URGED TO CONSULT WITH INDEPENDENT FINANCIAL, LEGAL AND TAX ADVISORS REGARDING TAX CONSEQUENCES OF THE WINDING UP.

Q.	What are the tax consequences of the Winding Up to Shareholders?

A.	Subject to the detailed comments, restrictions, assumptions and provisos set out below (see “Canadian Federal Income Tax Considerations”), Distributions to Resident Holders may result in Canadian capital gains tax, and Distributions to Non-resident Holders should not give rise to liability for Canadian federal income tax.

If the Winding Up is approved and implemented, a Shareholder who holds Common Shares as capital property will be subject to U.S. federal income tax and will realize capital gain or loss equal to the difference between: (i) the sum of the cash plus the value of any property distributed to such Shareholder directly or to a liquidating trust on the Shareholder’s behalf; and (ii) such Shareholder’s adjusted tax basis in such Common Shares. Such capital gain will either be long-term or short-term based upon the length of time a Shareholder has held such Common Shares.

See “Canadian Federal Income Tax Considerations” and “United States Income Tax Considerations”.

SHAREHOLDERS SHOULD CONSULT WITH INDEPENDENT FINANCIAL, LEGAL AND TAX ADVISORS REGARDING TAX CONSEQUENCES OF THE WINDING UP.

PERSONS MAKING THE SOLICITATION

This Circular is furnished in connection with the solicitation of proxies by the management and the Board, for use at the Meeting to be held at Fess Parker’s DoubleTree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103 on June 26, 2012, at the hour of 9:00 A.M. PDT (local time) or at any adjournment thereof for the purposes set forth in the accompanying Notice.

The costs incurred in the preparation and mailing of both the instrument of proxy and this Circular will be borne by the Corporation. In addition to the use of mail, proxies may be solicited by personal interviews, personal delivery, telephone or any form of electronic communication or by directors, officers and employees of the Corporation who will not be directly compensated therefor.

In accordance with National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

On April 24, 2012, the Corporation agreed to engage Georgeson to provide proxy solicitation services to the Corporation with respect to the Meeting. For this service, Georgeson will be paid a management fee of $25,000, plus out of pocket expenses.

The Record Date to determine the registered Shareholders entitled to receive Notice is May 22, 2012. Unless otherwise stated, all information set forth in this Circular is dated effective as of May [—], 2012. If you have any questions or require additional information with regards to the voting of your Common Shares, please contact Georgeson, toll-free within North America at 1-888-605-8414 or Email: askus@georgeson.com.

APPOINTMENT, VOTING AND REVOCATION OF PROXIES

Appointment

The Management Designees in the accompanying instrument of proxy have been selected by the Board and have indicated their willingness to represent as proxy the Shareholder who appoints them. Any Shareholder has the right to appoint a person or company (who need not be a Shareholder) other than the Management Designees to attend and to vote and act for and on behalf of such person at the Meeting. In order to do so the Shareholder may insert the name of such person in the blank space provided in the instrument of proxy, or may use another appropriate form of instrument of proxy. All proxies must be deposited with the Corporation’s Registrar and Transfer Agent, Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario, M5J 2Y1, not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment thereof. The Chairman of the Meeting in his sole discretion may refuse to recognize any instrument of proxy received after such time.

Voting

Common Shares represented by any properly executed instrument of proxy in the accompanying form will be voted or withheld from voting on any ballot that may be called for in accordance with the instructions given by the Shareholder. In the absence of such direction, such Common Shares will be voted in favour of the matters set out herein.

The accompanying instrument of proxy confers discretionary authority on the persons named in it with respect to amendments or variations to matters identified in the Notice or other matters that may properly come before the Meeting. As of the date hereof, management of the Corporation is not aware of any such amendments, variations or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the Management Designees intend to vote in accordance with the judgment of management of the Corporation.

Revocation

In addition to revocation in any other manner permitted by law, a Shareholder may revoke a proxy by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing and deposited either to the Transfer Agent at the office specified above, at the registered office of the Corporation, Centennial Place, East Tower, Suite, 1900, 520 - 3 Avenue S.W., Calgary, Alberta T2P 0R3, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment thereof.

VOTING SHARES

Beneficial Shareholders

All references to Shareholders in this Circular and the accompanying instrument of proxy and Notice are to registered Shareholders unless specifically stated otherwise.

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Common Shares in their own name. Beneficial Shareholders should note that only proxies deposited by shareholders whose names appear on the records maintained by the Transfer Agent as registered holders of Common Shares will be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Beneficial Shareholder by its broker, those Common Shares will, in all likelihood, not be registered in the Shareholder’s name. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depositary Services Inc., which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co., the registration name for The Depositary Trust Company, which acts as nominee for many United States brokerage firms. Common Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted or withheld at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Existing regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. The form of instrument of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the instrument of proxy provided directly to registered Shareholders by the Corporation. However, its purpose is limited to instructing the registered Shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The vast majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in Canada. Broadridge typically prepares a machine-readable voting instruction form, mails those forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the Internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A Beneficial Shareholder who receives a Broadridge voting instruction form cannot use that form to vote Common Shares directly at the Meeting. The voting instruction forms must be returned to Broadridge (or instructions respecting the voting of Common Shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have the Common Shares voted. If a Shareholder has any questions respecting the voting of Common Shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered Shareholder and vote the Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered Shareholder, should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker.

Registered Shareholders

Registered holders of Common Shares as shown on the list of Shareholders prepared as of the Record Date will be entitled to vote such Common Shares at the Meeting on the basis of one (1) vote for each Common Share held, except to the extent that the person has transferred the ownership of any of his Common Shares after the Record Date, and the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that it owns the Common Shares, and demands, not later than (10) days before the Meeting, that his name be included in the list before the Meeting, in which case the transferee is entitled to vote his Common Shares at the Meeting.

As of the Record Date, [—] of the Corporation’s unlimited authorized Common Shares were issued and outstanding. The Corporation is also authorized to issue an unlimited number of preferred shares, none of which are issued.

Pursuant to By-Law No. 1 of the Corporation, a quorum for the transaction of business at the Meeting shall consist of at least two (2) persons holding or representing by proxy not less than five percent (5%) of the outstanding shares of the Corporation entitled to vote at the Meeting. For U.S. purposes the proxies do not contain provisions for broker non-votes and abstentions other than the withhold vote for certain annual meeting matters. In the absence of directions on a properly executed proxy, such Common Share will be voted in favour of the matters set out herein.

COMMON SHARE OWNERSHIP OF

MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of the Record Date with respect to the beneficial ownership of Common Shares held by each person known by the Corporation to beneficially own on exercise control or direction over, directly or indirectly, more than five percent (5%) of the voting rights attached to all outstanding Common Shares, each of the Corporation’s directors and all executive officers and directors as a group.

Except as otherwise noted, information in the following table is as of May [—], 2012. The number of shares beneficially owned by each person or entity is calculated pursuant to rules promulgated by the SEC. Under those rules, a person or entity is considered to beneficially own all shares for which the person or entity has sole or shared voting or dispositive power, and all shares of the Corporation that the person or entity has the right to acquire within sixty (60) days after May [—], 2012.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)(2)	Percentage of Common Shares Outstanding(3)
5% Shareholders(4)
Commonwealth Bank of Australia, and its subsidiaries Ground Floor, Tower 1 201 Sussex Street Sydney, New South Wales, 2000 Common Wealth of Australia Australian Capital Territory	8,231,290	11.79%
Richard C. McKenzie, Jr. 118 John Street Greenwich, CT, USA 06803	7,470,000	10.90%
Executive Officers & Directors(13)
Clarence Cottman, III(5)	2,953,399	4.18%
Jonathan S. Wimbish(6)	1,483,241	2.03%
D. Scott Dobson(7)	756,216	1.08%
Brian E. Bayley(8)	236,667	* %
W. A. Peneycad(9)	211,667	* %
Robert L. Redfearn(10)	254,667	* %
William Gumma(11)	120,403	* %
All executive officers and directors as a group (7 persons)(12)	5,966,339	7.87%

Notes

*	Represents less than one percent (1%) of the class.
(1)	The inclusion of any Common Shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person or entity has sole voting or dispositive power with respect to the shares identified as being beneficially owned by that person or entity.
(2)	Excludes the following Options held by Named Executive Officers and directors that will vest immediately upon the consummation of the Sale Transactions, pursuant to the terms of the Stock Option Plan:

Name	Number of Options	Exercise Price per Share (Cdn$)
Clarence Cottman	400,001	1.25
Jonathan S. Wimbish	450,001	1.25
D. Scott Dobson	166,667 116,668 100,000 40,000	1.00 1.25 1.65 1.64
Brian E. Bayley	33,333 30,000	1.25 1.64
W. A. (Alf) Peneycad	33,333 30,000	1.25 1.64
Robert L. Redfearn	33,333 30,000	1.25 1.64
William Gumma	10,000 66,667	1.25 1.61

(3)	Percentage ownership calculations are based on 69,834,396 Common Shares outstanding as of [—, 2012]. Any shares that a person or entity has the right to acquire within sixty (60) days after May [—], 2012 are deemed to be outstanding for the purpose of calculating the percentage of outstanding Common Shares owned by that person or entity, but not for the purpose of calculating the percentage ownership of any other person or entity.
(4)	The information as to the Common Shares beneficially owned, controlled or directed, not being within the knowledge of the Corporation, has been obtained by the Corporation from publicly disclosed information and/or furnished by the Shareholders as of the Record Date.
(5)	Includes 799,999 Common Shares issuable upon the exercise of stock options.
(6)	Includes 899,999 Common Shares issuable upon the exercise of stock options.
(7)	Includes 386,665 Common Shares issuable upon the exercise of stock options.
(8)	Includes 81,667 Common Shares issuable upon the exercise of stock options.

(9)	Includes 81,667 Common Shares issuable upon the exercise of stock options.
(10)	Includes 81,667 Common Shares issuable upon the exercise of stock options.
(11)	Includes 53,333 Common Shares issuable upon the exercise of stock options.
(12)	Includes 2,384,997 Common Shares issuable upon the exercise of stock options.
(13)	The executive officers and directors hold this position as of the Record Date.

Transactions by the Corporation’s Directors and Executive Officers

There have been no transactions in Common Shares by the directors and executive officers of NiMin within the sixty (60) days prior to the date of this Circular.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires NiMin’s directors and executive officers, persons who beneficially own more than ten percent of a registered class of NiMin’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Corporation with copies of the forms. NiMin’s directors, executive officers and greater than ten percent beneficial owners were not required to comply with such filing requirements during 2011, but became subject to such filing requirements in 2012.

STATEMENT OF EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the Circular with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Circular.

COMPENSATION COMMITTEE

Brian E. Bayley William Gumma W. A. Peneycad Robert L. Redfearn

Overview

The Compensation Committee is responsible for determining the overall compensation strategy of the Corporation, administering the Corporation’s executive compensation program, making recommendations to the Board regarding compensation including incentive and equity-based compensation, reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer, for proposals for the compensation of the executive officers, management and directors, for evaluations of performance to determine compensation, for employee benefit and retirement plans and all other matters related to compensation. The Compensation Committee is also responsible for reviewing the Corporation’s compensation policies and guidelines generally.

Objectives of Compensation Program

It is the objective of the executive compensation program to attract and retain highly qualified and experienced individuals to serve as executive officers and to align incentive compensation to performance and Shareholder value. It is the goal of the Compensation Committee to endeavour to ensure that the compensation of executive officers is sufficiently competitive to achieve the objectives of the executive compensation program. The Compensation Committee gives consideration to the Corporation’s long-term interests and quantitative financial objectives, as well to the qualitative aspects of the individual’s performance and achievements.

Risks of Compensation Policies and Practices

The Corporation’s compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, without motivating them to take unnecessary risk. As part of its review and discussion of executive compensation, the Compensation Committee noted the following facts that discourage the Corporation’s executives from taking unnecessary or excessive risk: (i) the Corporation’s operating strategy and related compensation philosophy; (ii) the effective balance, in each case, between cash and equity mix, near-term, and long-term focus, corporate and individual performance, and financial and non-financial performance; and (iii) the Corporation’s approach to performance evaluation and compensation provides greater rewards to an executive officer achieving both short-term and long-term agreed upon objectives. Based on this review, the Compensation Committee believes that the Corporation’s total executive compensation program does not encourage executive officers to take unnecessary or excessive risk.

Role of Executive Officers in Compensation Decisions

The Compensation Committee receives and reviews recommendations of the Chief Executive Officer (and President, as applicable) relating to the general compensation structure and policies and programs for the Corporation and the salary and benefit levels for the executive officers.

Elements of Compensation

The executive compensation program is comprised of three (3) principal components: base salaries, cash bonuses and Options which are designed to provide a combination of cash and equity–based compensation to effectively retain and motivate the executive officers to achieve the corporate goals and objectives. These elements contain both short-term incentives comprised of cash payments by way of base salaries and bonuses and long-term incentives by way of equity-based compensation. Other components of the executive compensation program include perquisites and other personal benefits. Each component of the executive compensation program is addressed separately below.

The amount for each element of the Corporation’s executive compensation program is determined based upon compensation levels provided by the Corporation’s competitors as well as upon the discretion of the Board, as described below. Each element of the Corporation’s executive compensation program contributes to an overall compensation package, which is designed to provide both short-term and long-term financial incentives to the executive officers and to thereby assist the Corporation to successfully implement its strategic plans. The Compensation Committee annually assesses how each element fits into the overall compensation package.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Redfearn (Chair), Bayley, Gumma, and Peneycad, none of whom are employees or current or former officers of the Corporation, or had any relationship with the Corporation required to be otherwise disclosed herein.

Compensation Governance

The policies and practices adopted by the Board to determine compensation of the Corporation’s executive officers and directors is described under “Statement of Executive Compensation – Compensation Discussion and Analysis” and “Director Compensation” respectively.

The Compensation Committee is comprised of four independent directors (being Messrs. Redfearn (Chair), Bayley, Gumma and Peneycad). The skills and experience of each Committee member in executive compensation that is relevant to his responsibilities and the making of decisions on the suitability of the Corporation’s compensation policies and practices is as follows:

Robert L. Redfearn, Chair	Mr. Redfearn has a breadth of experience as a director and officer and has addressed compensation matters for companies’ executive officers.

Brian E. Bayley	Mr. Bayley has served as a director of numerous public companies and is currently a director of three (3) other TSX listed companies, serving on the Compensation Committee of the board of directors of two (2) of those companies. Mr. Bayley has worked with compensation consultants and advisors in designing and implementing compensation programs for executive officers of public companies.

William Gumma	Mr. Gumma has a breadth of experience as a director and officer and has experience setting compensation at one other public company.

W. A. (Alf) Peneycad	Mr. Peneycad has been an independent businessman since 2006, which includes consulting to Norton Rose Canada LLP. Previously, Mr. Peneycad was Vice President, General Counsel and Chief Compliance Officer for Petro-Canada from 2003 to 2006, and Vice President, General Counsel and Corporate Secretary of Petro-Canada prior to 2003. Mr. Peneycad attended the Institute of Corporate Directors receiving an ICD.D designation. Mr. Peneycad is a director for several other Canadian public companies including Parex Resources Inc., Canadian Wireless Trust, and R Split III Corp. where he holds positions on the Audit, Finance, Corporate Governance and Human Resource Committees. Mr. Peneycad currently serves as the Chairman of the Corporate Governance and Compensation Committee for Parex Resources Inc.

The Compensation Committee is responsible for determining the overall compensation strategy of the Corporation and administering the Corporation’s executive compensation program. As part of its mandate, the Compensation Committee approves the appointment and remuneration of the Corporation’s executive officers, including the Corporation’s Named Executive Officers identified in the Summary Compensation Table. The Compensation Committee is also responsible for reviewing the Corporation’s compensation policies and guidelines generally.

Base Salaries

Salaries for executive officers are reviewed annually based on corporate and personal performance and on individual levels of responsibility and are set to be competitive with industry levels. Salaries of the executive officers are not determined based on benchmarks or a specific formula. Consideration is given to compensation packages that may be available to such executive officers from other employment opportunities and commercially available data on salaries disclosed by competitors and peers. The Compensation Committee submits its recommendation to the Board as to salary of the Chief Executive Officer and as applicable, the President. The Compensation Committee considers, and, if thought appropriate, also submits to the Board recommendations for salaries for the other executive officers based on those salaries recommended by the Chief Executive Officer and as applicable, the President. As stated above, base salaries are established to be competitive in order to attract and retain highly qualified and experienced individuals.

Bonus and Bonus Goals

In 2010, the Corporation adopted a bonus program including annual bonus goals which are to be reviewed annually by the Board and the Compensation Committee. There are two (2) categories of bonus goals each having its own weighted value: (i) operational goals, which focus on safety, production, proved reserved growth and cost control; and (ii) financial goals, which focus on controls, public reporting and market recognition. The operations goals were applied to Mr. Dobson and the financial goals were applied to Mr. Wimbish for 2011. Operational and financial goals were applied to Mr. Cottman for 2011. Bonus payments, along with base salary, are considered to be an integral component of an executive officer’s compensation package. Provided that bonus goals are met, executive officers will be entitled to a cash bonus of up to twenty-five percent (25%) of the individual’s base salary. In the event that bonus goals are exceeded, the Compensation Committee may at its discretion award an amount up to an additional twenty-five percent (25%) of an individual’s base salary to an executive officer. Additional bonus payments above fifty percent (50%) of base salary may be awarded at the discretion of the Compensation Committee for extraordinary effort and achievement. The Board exercises its discretion, upon recommendations received from the Compensation Committee, regarding the payment of bonuses based upon employee merit and the payment thereof, if any, is determined by the Board. In making these decisions and in exercising this discretion, the Board recognizes extraordinary efforts made to enhance the value of the Corporation’s asset base and any extraordinary success that has been achieved in implementing the Corporation’s business plans as a result of such efforts, including significant production and reserve additions.

For 2011 performance, Mr. Dobson received a cash bonus of $50,000, or twenty-five percent (25%) of his base salary, for accomplishing the operations goals. During 2011, none of the financial goals were achieved and Messrs. Cottman, Hagen and Wimbish did not receive bonuses.

Stock Option Plan

The Compensation Committee also administers the incentive Stock Option Plan that is designed to provide a long-term incentive that is aligned with shareholder value. The Compensation Committee makes recommendations to the Board regarding the number of Options to be granted to each executive officer based on the level of responsibility and experience of the individual, the performance of the individual and the number of Options previously granted to the individual. The Compensation Committee regularly reviews and where appropriate adjusts the number of Options granted to executive officers. The Compensation Committee sets the number of Options as appropriate designed to attract and retain qualified and talented executive officers. Other than set forth above, recommendations with respect to the payment of bonuses are not based on a specific formula or benchmarks.

Perquisites and Other Components

Other components of compensation include perquisites and personal benefits as determined by the Compensation Committee and recommended to the Board that are consistent with the overall compensation strategy. There is no specific formula or benchmarks for assessing how perquisites or personal benefits are utilized in the total compensation package. The Corporation does not provide any pension or retirement benefits to its executive officers.

Performance Graph

The following graph compares the percentage change in the cumulative Shareholder return over the last three (3) years of the (post-consolidated) Common Shares of the Corporation (assuming a Cdn$100 investment was made on September 4, 2009, the date on which the Common Shares were listed on the TSX) and the cumulative total return of the S&P/TSX Composite Index.

ASSUMES $100 INVESTED ON SEPTEMBER 4, 2009

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR END DEC. 31, 2011

(Expressed in Canadian dollars)

	12/31/2009	12/31/2010	12/31/2011
NiMin Energy Corp.	112	132	51
S&P/TSX Composite	108	127	99
S&P/TSX Capped Energy	104	116	116

Prior to the completion of the acquisition of Legacy (the “Legacy Acquisition”) that was completed on September 4, 2009, the Corporation was a Capital Pool Company listed on the TSXV in 2007, did not carry on active commercial business and did not have any tangible assets other than a minimal amount of cash. As a result of the Legacy Acquisition, Legacy became a wholly-owned subsidiary of the Corporation. In connection with the completion of the Legacy Acquisition, the Common Shares were listed on the TSX and delisted from the TSXV on September 4, 2009. As a result, the Corporation only commenced carrying on active business since September 4, 2009.

As described above under the “Compensation Discussion and Analysis - Elements of Compensation”, the Corporation’s executive compensation program consists of a combination of cash and equity based compensation. When determining compensation, the Compensation Committee and the Board consider a number of factors, one of which is corporate performance. As a result there is no direct correlation between the trend shown in the performance graph and the trend in compensation to executive officers reported over the same period.

Option Based Awards

For a description of the process that the Corporation uses to grant Option-based awards to executive officers including the role of the Compensation Committee, see the description under “Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation”.

Summary Compensation

Securities legislation requires the disclosure of compensation received by each “Named Executive Officer” of the Corporation for the most recently completed financial year. “Named Executive Officer” is defined by the legislation to mean: (i) each of Chief Executive Officer and Chief Financial Officer of the Corporation; (ii) each of the Corporation’s three (3) most highly compensated executive officers, or the three (3) most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year and whose total compensation exceeds Cdn $150,000; and (iii) any additional individual for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer of the Corporation at the end of the most recently completed financial year end of the Corporation.

“Executive Officer” is defined by the legislation to mean: (i) the chair, vice-chair or president of the Corporation; (ii) a vice-president of the Corporation in charge of a principal business unit, division or function including sales, finance or production; or (iii) an individual performing a policy-making function in respect of the Corporation.

The following table sets forth a summary of all compensation for services paid during the financial years ended December 31, 2011, 2010 and 2009 for Clarence Cottman III, Chief Executive Officer (“CEO”) (appointed in September 2009), Dr. E. Sven Hagen, former President (appointed in September 2009 and resigned January 24, 2012), Jonathan S. Wimbish, Chief Financial Officer (“CFO”) (appointed in September 2009), D. Scott Dobson, Chief Operating Officer (“COO”) (appointed Vice President of Operations in January 2011 and promoted to COO in September 2011) and Rick McGee, former COO (appointed in September 2009 and resigned effective February 1, 2011) (collectively, the “Named Executive Officers” for the years set out therein).

SUMMARY COMPENSATION TABLE

					Option-based awards ($)		Non-equity incentive plan compensation ($)
Name and principal position	Year	Salary ($)		Share- based awards ($)	Options Granted(1)(2) ($)	Replacement Options(4)(5) ($)	Annual incentive plans(9)	Long term incentive plans	Pension value ($)	All other compensation ($)(10)	Total compensation ($)
Clarence Cottman III(3)(7) CEO	2011 2010 2009	250,154 230,000 230,000	(6)	Nil Nil Nil	Nil Nil 343,692	Nil Nil 230,353	Nil 130,000 80,500	Nil Nil Nil	Nil Nil Nil	16,648 13,874 Nil	266,802 373,874 884,554
Dr. E. Sven Hagen(3)(7) President	2011 2010 2009	240,155 230,000 230,000	(6)	Nil Nil Nil	Nil Nil 343,692	Nil Nil 230,353	Nil 95,000 69,000	Nil Nil Nil	Nil Nil Nil	14,868 13,314 Nil	255,023 338,314 873,045
Rick McGee(3) COO	2010 2009	230,000 230,000		Nil Nil	Nil 343,692	Nil 230,353	Nil Nil	Nil Nil	Nil Nil	12,064 Nil	242,064 804,045
Jonathan S. Wimbish(3) CFO	2011 2010 2009	220,035 200,000 214,000	(6)	Nil Nil Nil	Nil Nil 343,692	Nil Nil 288,594	Nil 100,000 60,000	Nil Nil Nil	Nil Nil Nil	11,227 11,079 Nil	231,262 311,079 906,286
D. Scott Dobson(8) COO	2011	204,605		Nil	275,658	Nil	50,000	Nil	Nil	8,187	538,450

Notes:

(1)	The value of the Option-based awards represents the fair value, on the date of grant, of awards under the Stock Option Plan of the Corporation. The grant date fair value has been calculated using the Black Scholes Merton model and reflects assumptions for risk-free interest rate, expected life, expected stock price volatility and expected dividend yield. (See Consolidated Financial Statements – Note 10.)
(2)	The 2009 stock options were awarded in Canadian dollars and exercise prices are also in Canadian dollars. The $ figures are based on the exchange rate as at September 4, 2009 of Cdn $1.00 = $0.9068. The 2011 Options were awarded in Canadian dollars and exercise prices are also in Canadian dollars. The $ figures are based on an exchange rate as at January 10, 2011 of Cdn $1.00 = $1.006, January 25, 2011 of Cdn $1.00 = $1.0053 and November 23, 2011 of Cdn $1.00 = $0.959.
(3)	Appointed as a Named Executive Officer of the Corporation on September 4, 2009 in connection with completion of the Legacy Acquisition. Mr. McGee resigned as COO effective February 1, 2011. Dr. Hagen resigned as an officer and director of the Corporation on January 24, 2012.
(4)	Options were granted in connection with completion of the Legacy Acquisition to replace cancelled options previously granted during 2008 to buy common shares in the capital of Legacy for new Options to buy common shares in the capital of the Corporation (the “Replacement Options”). The Replacement Options have an exercise price of Cdn $1.25 and expire on September 4, 2019. The $ figures are based on the exchange rate as at September 4, 2009 of Cdn $1.00 = $0.9068.
(5)	The value of the Replacement Options has been calculated based on the difference between the historic fair value, on the date of grant, of the old options to buy shares in the capital of Legacy and the new Options to buy shares in the capital of the Corporation. The grant date fair value has been calculated using the Black Scholes Merton model and reflects assumptions for risk-free interest rate, expected life, expected stock price volatility and expected dividend yield. The Corporation chose this methodology because it is recognized as the most common methodology used for valuing options and doing value comparisons.
(6)	Represents annual salary paid by Legacy to the Named Executive Officer for the financial year ended December, 31, 2009. Pursuant to the Legacy Acquisition, Legacy became a wholly-owned subsidiary of the Corporation on September 4, 2009.
(7)	Mr. Cottman and Dr. Hagen also served as directors of the Corporation for the years listed. All of the compensation paid to Mr. Cottman and Dr. Hagen relate to their positions as Named Executive Officers and none of their compensation relates to their roles as directors.
(8)	Mr. Dobson was named COO on September 1, 2011. Previously, Mr. Dobson served as Vice President of Operations. Mr. Dobson was named Vice President of Operations in January, 2011. He previously served as Operations Manager.
(9)	In 2012, Mr. Dobson was paid a cash bonus of $50,000 for achievement of the performance goals established under the 2011 bonus plan. In 2011, Messrs. Cottman, Hagen and Wimbish were each paid a cash bonus of $130,000, $95,000 and $100,000, respectively, for their extraordinary services in 2010. In 2010, Messrs. Cottman, Hagen and Wimbish were each paid a cash bonus of $80,500, $69,000 and $60,000, respectively, for their extraordinary services in 2009.
(10)	Includes perquisites and benefits including Corporation paid premiums for health, dental and life insurance.

Clarence Cottman III

Chairman, CEO and Director

Clarence Cottman III, age 56, is Chairman, CEO and director of NiMin. Mr. Cottman has over 30 years of experience in the oil and gas industry with a focus on joint ventures, acquisitions and project development. He was on the Advisory Board to Nanes Balkany Partners, a hedge fund investor in small publicly traded energy companies. Mr. Cottman has held various senior management positions at Etrion Corporation (formerly PetroFalcon Corporation), Benton Oil & Gas and Sun E&P. He has negotiated numerous oil and gas contracts and arranged multiple energy financings in both North America and overseas. He holds a BA from Rochester Institute of Technology and an MBA from the University of Rhode Island. Mr. Cottman is a Certified Professional Landman. The Board believes that Mr. Cottman’s experience and expertise in the oil and gas industry is valuable to the Board.

Jonathan S. Wimbish, CFA

Chief Financial Officer

Jonathan S. Wimbish, age 41, CFA is Chief Financial Officer for NiMin. Prior to joining Legacy in 2007, which became a wholly-owned subsidiary of NiMin in 2009, Mr. Wimbish was a Portfolio Manager, Managing Director and Co-Founder of Marketus, LLC, an equity-based hedge fund management company. He managed all energy investments from its founding in 2002. Mr. Wimbish was also a Managing Director and Portfolio Manager at ING Furman Selz Asset Management and Analyst with Husic Capital. He began his career at MasterCard International and held roles of increasing responsibility including; Internal Auditor and Manager of Strategic Planning. Mr. Wimbish holds a BA in Economics from UCLA, an MBA from Columbia Business School and is a CFA Charterholder.

D. Scott Dobson

Chief Operating Officer

Scott Dobson, age 38, was named Chief Operating Officer on September 1, 2011. Previously, Mr. Dobson served as Vice President of Operations. Mr. Dobson was named Vice President of Operations in January, 2011. Mr. Dobson has over fifteen (15) years experience in the oil and gas industry and began his career as a production and reservoir engineer with Burlington Resources in Farmington, New Mexico where he was responsible for drilling, completion and project improvement of large development programs. From 2008 to 2011, Mr. Dobson was the Operations Manager of Legacy, the wholly owned subsidiary of NiMin, and was instrumental in the execution of the Corporation’s business model and success. Prior thereto, from 2001 to 2008, he was Region Manager of Merit Energy Company where he directed the operation and development of oil and gas properties in nine (9) of the thirteen (13) states in which Merit Energy Company had assets, including Wyoming. Mr. Dobson graduated from Montana Tech with a Bachelor of Science degree in Mining Engineering.

E. Sven Hagen

Former President and Director

Dr. Sven Hagen, age 55, is a former director and former President of NiMin. He has over twenty-six (26) years of experience in the oil and gas industry with a focus on domestic and international field development, new venture acquisitions, and exploration. In 1985, Dr. Hagen worked with Standard Oil Production Company and later Shell Oil Company as an Exploration Geologist. From 1990 to 2001, he served in a variety of positions with Benton Oil and Gas Company including Senior VP of Exploration and Production for worldwide operations. During this time, he presided over an international team that developed major oil and gas fields in Russia and Venezuela. Dr. Hagen has led or managed new venture projects in over forty (40) countries resulting in the acquisition of six significant oil and gas development projects. In addition, Dr. Hagen also worked in a senior management position for PetroFalcon Corporation, now Etrion Corporation, from 2001 to 2005. Dr. Hagen graduated from the University of California at Santa Barbara in 1979 with Bachelors in Geology, and in 1985 he earned a Doctorate in Geology from the University of Wyoming.

Incentive Plan Awards

The table below supplements the Summary Compensation Table by providing additional information about plan-based compensation for the financial year ended December 31, 2011.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (Cdn$)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Clarence Cottman, III		0	62,500	250,000	—	—	—	—
E. Sven Hagen		0	62,500	250,000	—	—	—	—
Jonathan S. Wimbish		0	55,000	220,000	—	—	—	—
D. Scott Dobson	1/11/11 1/26/11 11/23/11	0	55,000	200,000	—	—	—	—	150,000 60,000 250,000	1.65 1.64 1.00	143,941 57,086 74,631

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information in respect of all share-based awards and Option-based awards outstanding at the end of the financial year ended December 31, 2011 to the Named Executive Officers.

Outstanding Share-Based Awards and Option-Based Awards

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options(6) (#)	Option exercise price (Cdn$)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Clarence Cottman III(2)(5) CEO	1,200,000	1.25	September 4, 2019	—	Nil	Nil
Dr. E. Sven Hagen(2)(3)(5) President	1,200,000	1.25	December 31, 2012(7)	—	Nil	Nil
Jonathan S. Wimbish(2) CFO	1,350,000	1.25	September 4, 2019	—	Nil	Nil
D. Scott Dobson(4) COO	350,000 150,000 60,000 250,000	1.25 1.65 1.64 1.00	September 4, 2019 January 10, 2016 January 25, 2016 November 23, 2016	—	Nil	Nil

Notes:

(1)	The closing market price of the Common Shares on December 30, 2011, being the last trading day in the 2011 calendar year, was Cdn$0.64.
(2)	Appointed as a Named Executive Officer of the Corporation on September 4, 2009 in connection with completion of the Legacy Acquisition.
(3)	Dr. Hagen resigned as President and a director on January 24, 2012.
(4)	Mr. Dobson was named COO on September 1, 2011. Previously, Mr. Dobson served as Vice President of Operations. Mr. Dobson was named Vice President of Operations in January, 2011. He previously served as Operations Manager.
(5)	Mr. Cottman and Dr. Hagen also served as directors of the Corporation during the financial year ended December 31, 2011. All of the compensation paid to Mr. Cottman and Dr. Hagen relate to their positions as Named Executive Officers and none of their compensation relates to their roles as directors.
(6)	The aggregate number of securities underlying unexercised Options includes an aggregate number of exercisable and unexercisable Options for the Named Executive Officers as follows: Cottman: 799,999 exercisable and 400,001 unexercisable; Hagen: 799,999 exercisable and 400,001 unexercisable; Wimbish: 899,999 exercisable and 450,001 unexercisable; and Dobson: 316,666 exercisable and 493,334 unexercisable.
(7)	The expiration date of these Options was changed from September 4, 2019 to December 31, 2012 in connection with Dr. Hagen’s departure from the Corporation.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth information in respect of the value vested or earned during the Corporation’s financial year ended December 31, 2011 of Option-based awards, share-based awards and non-equity incentive plan compensation for Named Executive Officers.

Value Vested or Earned of Incentive Plan Awards

during the Financial Year Ended December 31, 2011

Name	Option-based awards – Value vested during the year ($)(1)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Clarence Cottman III(2)(4) CEO	274,953	Nil	Nil
Dr. E. Sven Hagen(2)(4) President	274,953	Nil	Nil
Jonathan S. Wimbish(2) CFO	309,322	Nil	Nil
D. Scott Dobson(3) COO	24,877	Nil	Nil

Notes:

(1)	The value of the Option-based awards represents the fair value, on the date of grant, of awards under the Stock Option Plan. The grant date fair value has been calculated using the Black Scholes Merton model and reflects assumptions for risk-free interest rate, expected life, expected stock price volatility and expected dividend yield. The Corporation chose this methodology because it is recognized as the most common methodology used for valuing options and doing value comparisons. (See Consolidated Financial Statements – Note 10.)
(2)	Appointed as a Named Executive Officer on September 4, 2009 in connection with completion of the Legacy Acquisition.
(3)	Mr. Dobson was named COO on September 1, 2011. Previously, Mr. Dobson served as Vice President of Operations. Mr. Dobson was named Vice President of Operations in January, 2011. He previously served as Operations Manager.
(4)	Mr. Cottman and Dr. Hagen also served as directors of the Corporation during the financial year ended December 31, 2011. All of the compensation paid to Mr. Cottman and Dr. Hagen relate to their positions as Named Executive Officers and none of their compensation relates to their roles as directors.

None of the Named Executive Officers exercised any vested Option-based awards during 2011.

Pension Plan Benefits

Defined Benefit Plans Table

The Corporation does not have a pension or retirement plan.

Deferred Compensation Plans

The Corporation does not have a deferred compensation plan.

Termination and Change of Control Benefits and Management Contracts

Other than as described herein, the Corporation does not have any contract, agreement, plan or arrangement that provides for payments to the Named Executive Officers at, following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, a change in control of the Corporation or a change in the Named Executive Officer’s responsibilities.

Messrs. Cottman and Wimbish are employed by Legacy under employment agreements dated April 29, 2008, amended January 1, 2009 and December 12, 2011. Mr. Dobson is employed by Legacy under an employment contract dated January 1, 2012. These agreements specify base salaries of at least $200,000 per annum. Included in these employment agreements are change of control provisions which automatically extend the term of the agreements for a period of at least twenty-four (24) months beyond the month in which the change of control occurred. If a change of control occurs and the executive’s employment is terminated by Legacy without cause or by the executive for good reason, the executive shall be entitled to the following benefits: (i) full base salary through the date of termination at the rate in effect immediately prior to the time a notice of termination is given plus any benefits or awards that have been earned or become payable, but which have not been paid; (ii) as severance, three (3) times the executive’s base salary in the case of Messrs. Cottman and Wimbish and two (2) times the executive’s base salary in the case of Mr. Dobson at the rate in effect immediately prior to the time a notice of termination is given; and (iii) continued coverage, for a period of not more than two (2) years in all employer life, accidental death, medical and dental insurance plans in which executive was entitled to participate immediately prior to the date of termination. Good reason is defined in the employment agreements to mean: (a) a change in executive’s status, position or responsibilities which does not represent a promotion; (b) a reduction in executive’s base salary; (c) the failure of the Corporation to continue in effect any existing equity plan or other employee benefit plan (other than as a result of the normal expiration of such plan); (d) requiring the executive to be based anywhere other than the current location; and (e) any purported termination of the employment agreement by the Corporation that is not in compliance with the terms of the employment agreement.

The following table sets forth estimates of the amounts payable to each of the Named Executive Officers an involuntary termination or termination without cause in the event of a change of control, if such Named Executive Officer was terminated effective December 31, 2011.

Name	Severance (1) ($)	Other (2) ($)	Total ($)
Clarence Cottman III	750,000	140,885	890,885
Jonathan S. Wimbish	660,000	119,932	779,932
D. Scott Dobson	440,000	51,923	491,923

Notes:

(1)	The base salary for Messrs. Cottman, Wimbish and Dobson is $250,000, $220,000 and $220,000 respectively. The severance amount listed in the table above, represents three (3) times such base salary for Messrs. Cottman and Wimbish and two (2) times such base salary for Mr. Dobson.
(2)	The “Other” amount listed above represents the payment of tax-adjusted health, dental and life insurance benefits for Messrs. Cottman, Wimbish and Dobson for a period of two (2) years, unused vacation and sick days.
(3)	Named Executive Officers have the earlier of the expiration date or thirty (30) days following the termination event to exercise their vested options.
(4)	Dr. Hagen was an executive officer and director of the Corporation as of December 31, 2011, however he resigned on January 24, 2012 and negotiated a severance settlement that is described below.

On January 24, 2012, the Board decided not to renew the employment contract of Dr. Sven Hagen, President, as a means to streamline management. Effective January 24, 2012, Dr. Hagen is no longer a director or officer of the Corporation or Legacy. In connection therewith, the Corporation and Dr. Hagen entered into a separation agreement dated January 24, 2012 pursuant to which the Corporation has agreed to provide Dr. Hagen with the following severance benefits:

•	Aggregate severance of $120,000, payable in equal monthly instalments during 2012;

•	Monthly reimbursement of health and dental insurance premiums in the amount of $1,414.26 through September 15, 2012; and

•

Accelerated vesting of 400,001 Options, with an exercise price of Cdn $1.25 that would have otherwise vested on September 4, 2012, and all vested Options may be exercised on or before December 31, 2012.

On July 16, 2009, management of the Corporation obtained Shareholder approval for the adoption of a Stock Option Plan of the Corporation in compliance with the rules and regulations of the TSX. A “Change of Control” is defined in the Stock Option Plan to mean the occurrence of any one (1) or more of the following:

(a)	a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its affiliates and another corporation or other entity, as a result of which the holders of Common Shares prior to the completion of the transaction hold less than fifty percent (50%) of the outstanding shares of the successor corporation after completion of the transaction;

(b)	the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its subsidiaries which have an aggregate book value greater than thirty percent (30%) of the book value of the assets, rights and properties of the Corporation and its subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly-owned subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its subsidiaries;

(c)	a resolution is adopted to wind up, dissolve or liquidate the Corporation;

(d)	any person, entity or group of persons or entities acting jointly or in concert (an “Acquiror”) acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or to direct the casting of twenty percent (20%) or more of the votes attached to all of the Corporation’s outstanding Voting Securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);

(e)	as a result of or in connection with: (i) a contested election of directors; or (ii) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its affiliates and another corporation or other entity, the nominees named in the most recent management information circular of the Corporation for election to the Board shall not constitute a majority of the Board; or

(f)	the Board adopts a resolution to the effect that a Change of Control has occurred or is imminent.

For the purposes of the foregoing, “Voting Securities” means Common Shares and any other shares entitled to vote for the election of directors of the Corporation and shall include any security, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors of the Corporation but are convertible into or exchangeable for shares which are entitled to vote for the election of directors of the Corporation including any options or rights to purchase such shares or securities.

In the event of a Change of Control as defined under the Stock Option Plan, all stock options granted pursuant to the terms of the Stock Option Plan (includes, Incentive Stock Options and Non-Qualified Stock Options, collectively), shall be immediately exercisable, and the expiry date of such Options shall remain the same. Thus, any unvested options granted pursuant to the terms of the Stock Option Plan would immediately vest in the event of a Change of Control. If a Change of Control, as defined under the Stock Option Plan, had occurred and any unvested Options held by Named Executive Officers or directors vested effective December 31, 2011, no value would be realized as the closing price per Common Share on December 30, 2011 (the last trading day of the 2011 calendar year), of Cdn$0.64, is less than the exercise price of unvested options held.

The Sale Transactions will result in a Change of Control under the Stock Option Plan. As a result, all unvested Options will immediately vest in connection with the completion of the Sales Transactions. The following table provides information regarding the Options held by Named Executive Officers and directors that will vest as a result of the Sale Transactions:

Name	Number of Options	Exercise Price per Share (Cdn$)
Clarence Cottman	400,001	1.25
Jonathan S. Wimbish	450,001	1.25
D. Scott Dobson	166,667 116,668 100,000 40,000	1.00 1.25 1.65 1.64
Brian E. Bayley	33,333 30,000	1.25 1.64
W. A. (Alf) Peneycad	33,333 30,000	1.25 1.64
Robert L. Redfearn	33,333 30,000	1.25 1.64
William Gumma	10,000 66,667	1.25 1.61

Director Compensation

The Compensation Committee reviews and makes recommendations to the Board with respect to compensation of the Board and committee members. Directors who are employees of the Corporation receive no compensation for service as members of the Board. Directors who are not also employees (“Non-Employee Directors”) are entitled to receive an annual retainer of $60,000. Beginning in February 2012, each Non-Employee Director is also entitled to receive additional cash compensation in the amount of $5,000 per month in recognition of the time and effect required with respect to the Corporation’s strategic review.

From time to time Non-Employee Directors are also granted Options. Pursuant to NiMin’s policies, its directors are also reimbursed for reasonable expenses incurred in the performance of their duties, including reimbursement for air travel and hotel expenses.

Director Compensation Table

The following table sets forth information in respect of all amounts of compensation provided to the directors during the Corporation’s financial year ended December 31, 2011.

Name(1)	Fees earned ($)	Share- based awards ($)	Option- based awards(2)(3) ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
Brian E. Bayley(4)	60,000	—	42,815	Nil	Nil	Nil	102,815
W. A. (Alf) Peneycad(4)	60,000	—	42,815	Nil	Nil	Nil	102,815
Robert L. Redfearn(4)	60,000	—	42,815	Nil	Nil	Nil	102,815
William Gumma(5)	30,461	—	94,383	Nil	Nil	Nil	128,844

Notes:

(1)	Compensation for Mr. Cottman, CEO and a director of the Corporation and Dr. Hagen, President and a director of the Corporation during the Corporation’s financial year ended December 31, 2011, has been previously provided under “Summary Compensation”.
(2)	The value of the Option-based awards represents the fair value, on the date of grant, of awards under the Stock Option Plan. The grant date fair value has been calculated using the Black Scholes Merton model and reflects assumptions for risk-free interest rate, expected life, expected stock price volatility and expected dividend yield. The Corporation chose this methodology because it is recognized as the most common methodology used for valuing Options and doing value comparisons. (See “Consolidated Financial Statements” – Note 10.)
(3)	The 2011 Options were awarded in Canadian dollars and exercise prices are also in Canadian dollars. The $ figures for the stock options awarded to Messrs. Bayley, Peneycad and Redfearn are based on the exchange rate as at January 25th of Cdn $1.00 = $1.0053. The $ figures for the Options awarded to Mr. Gumma are based on any exchange rate as at June 24, 2011 of Cdn $1.00 = $1.02444.
(4)	Appointed as a director of the Corporation on September 4, 2009 in connection with the completion of the Legacy Acquisition.
(5)	Elected as a director of the Corporation on June 24, 2011.

Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information in respect of all share-based awards and Option-based awards outstanding at the end of the financial year ended December 31, 2011 to the directors of the Corporation.

Outstanding Share-Based Awards and Option-Based Awards

at the end of the Financial Year Ended December 31, 2011

	Option-based Awards				Share-based Awards
Name(4)	Number of securities underlying unexercised options (#)	Option exercise price (Cdn$)	Option expiration date	Value of unexercised in-the-money options (Cdn $)(1)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Brian E. Bayley(2)	100,000 45,000	1.25 1.64	September 4, 2019 January 25, 2016	— —	Nil	Nil
W. A. (Alf) Peneycad(2)	100,000 45,000	1.25 1.64	September 4, 2019 January 25, 2016	— —	Nil	Nil
Robert L. Redfearn(2)	100,000 45,000	1.25 1.64	September 4, 2019 January 25, 2016	— —	Nil	Nil
William Gumma(3)	30,000 100,000	1.25 1.61	December 1, 2019 June 24, 2016	— —	Nil	Nil

Notes:

(1)	The closing market price of the Common Shares on December 30, 2011, being the last trading day of the 2011 calendar year, was Cdn$0.64.
(2)	Appointed as a director of the Corporation on September 4, 2009 in connection with the completion of the Legacy Acquisition.
(3)	Elected as a director of the Corporation on June 24, 2011.
(4)	Compensation for Mr. Cottman, CEO and a director of the Corporation and Dr. Hagen, President and a director of the Corporation during the Corporation’s financial year ended December 31, 2011, has been previously provided under “Summary Compensation”.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth information in respect of the value vested or earned during the Corporation’s financial year ended December 31, 2011 of Option-based awards, share-based awards and non-equity incentive plan compensation for directors of the Corporation.

Value Vested or Earned of Incentive Plan Awards

during the Financial Year Ended December 31, 2011

Name(4)	Option-based awards – Value vested during the year (1) ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Brian E. Bayley(2)	22,913	Nil	Nil
W. A. (Alf) Peneycad(2)	22,913	Nil	Nil
Robert L. Redfearn(2)	22,913	Nil	Nil
William Gumma(3)	7,319	Nil	Nil

Notes:

(1)	The value of the Option-based awards represents the fair value, on the date of grant, of awards under the Stock Option Plan. The grant date fair value has been calculated using the Black Scholes Merton model and reflects assumptions for risk-free interest rate, expected life, expected stock price volatility and expected dividend yield. The Corporation chose this methodology because it is recognized as the most common methodology used for valuing options and doing value comparisons. (See Consolidated Financial Statements – Note 10.)

(2)	Appointed director of the Corporation on September 4, 2009 in connection with the completion of the Legacy Acquisition.
(3)	Elected as a director of the Corporation on June 24, 2011.
(4)	Compensation for Mr. Cottman, CEO and a director of the Corporation and Dr. Hagen, formerly a President and a director of the Corporation during the Corporation’s financial year ended December 31, 2011, has been previously provided under “Summary Compensation”.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as at December 31, 2011 with respect to the Corporation’s compensation plans under which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (Cdn$)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securityholders	9,220,001	1.24	26,645
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	9,220,001	1.24	26,645

Stock Option Plan

On July 16, 2009, management of the Corporation obtained Shareholder approval for the adoption of the Stock Option Plan in compliance with the rules and regulations of the TSX. A copy of the Stock Option Plan is attached to the Management Information Circular of the Corporation, dated June 17, 2009, available on the internet under the Corporation’s SEDAR profile at www.sedar.com.

The Stock Option Plan is designed to advance the interests of the Corporation by encouraging employees, officers, directors and consultants to have equity participation in the Corporation through the acquisition of Common Shares. The current intention is to use the Stock Option Plan for option grants to employees, officers, directors and consultants of the Corporation. Options granted under the Stock Option Plan may be “Incentive Stock Options” or “Non Qualified Stock Options”. An “Incentive Stock Option” is an option that satisfies the requirements of, and contains the limitations and restrictions set forth in, Section 422 of the Code and the regulations thereunder, and a “Non Qualified Stock Option” is an option which is not an Incentive Stock Option. Pursuant to the Stock Option Plan, Common Shares representing fifteen percent (15%) of the issued and outstanding Common Shares, from time to time, will be reserved for issuance under the Stock Option Plan. The maximum number of Common Shares which may be issued by the Corporation pursuant to the exercise of Incentive Stock Options shall be limited to that number of Common Shares as is equal to fifteen percent (15%) of the issued and outstanding Common Shares from time to time.

Under the Stock Option Plan, stock options may be granted to employees, officers, directors and consultants of the Corporation and designated affiliates. However, Incentive Stock Options may only be granted to employees of the Corporation (including officers) or its subsidiaries. In determining the terms of each grant of stock options, consideration is given to the participant’s present and potential contribution to the success of the Corporation. The exercise price per Common Share is not to be less than the market price of the Common Shares at the time of the grant (one-hundred and ten percent (110%) of market price in the case of an Incentive Stock Option granted to a person who owns more than ten percent (10%) of the issued and outstanding Common Shares). If the market price is determined by the Board to be less than the “fair market value” of the Common Shares on the date of option, the Board may increase the exercise price for such option to an amount deemed to satisfy the minimum exercise price requirements in the Stock Option Plan. The exercise period for each stock option is not to be more than ten years (five (5) years in the case of an Incentive Stock Option granted to a person who owns more than ten percent (10%) of the issued and outstanding Common Shares). Options may be granted subject to vesting requirements. The maximum number of Common Shares issuable to: (i) insiders pursuant to the Stock Option Plan and any other security based compensation arrangements of the Corporation is limited to ten percent (10%) of the total number of Common Shares then outstanding; and (ii) the maximum number of Common Shares issuable to insiders, within any one (1) year period, pursuant to the Stock Option Plan and any other security based compensation arrangements of the Corporation is limited to ten percent (10%) of the total number of Common Shares then outstanding. The maximum aggregate fair market value of Common Shares, with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year, cannot exceed $100,000.

Except as otherwise set out below, the Board shall seek Shareholder and regulatory approval for any amendments to the Stock Option Plan. The Board may discontinue the Stock Option Plan at any time without first obtaining Shareholder approval, provided that, without the consent of a participant, such discontinuance may not in any manner adversely affect the participant’s rights under any option granted under the Stock Option Plan. The Board may, subject to receipt of requisite regulatory approval, where required, and without further Shareholder approval, in its sole discretion make the following amendments or modifications to the Stock Option Plan and to any outstanding option granted pursuant to the Stock Option Plan:

(a)	curing any ambiguity, error or omission in the Stock Option Plan or correcting or supplementing any provision of the Stock Option Plan that is inconsistent with any other provision of the Stock Option Plan;

(b)	reflecting changes to applicable securities laws;

(c)	changing the termination provisions of an option or the Stock Option Plan which do not entail an extension beyond the original expiry date;

(d)	including the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Stock Option Plan reserve;

(e)	ensuring that the Options granted under the Stock Option Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a participant may from time to time be resident or a citizen; and

(f)

amending or modifying, subject to the consent of the participant affected thereby, any outstanding Option granted to a non insider, in any manner to the extent that the Board would have had the authority to initially grant the option as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable; provided, however, that the consent of the participant shall not be required where the rights of the participant are not adversely affected, and for greater certainty, no amendment to an Incentive Stock Option may be made by the Board, without the consent of the participant, if such amendment would cause the Incentive Stock Option to no longer qualify as an Incentive Stock Option.

Notwithstanding the foregoing, the Corporation shall obtain requisite Shareholder approval in respect of amendments to the Stock Option Plan to the extent such approval is required by any applicable laws or regulations. The Corporation may not amend an Incentive Stock Option if such amendment would cause the Incentive Stock Option to fail to meet the requirements of Section 422 of the Code and the regulations thereunder.

The Stock Option Plan provides that where the option expires or is deemed to expire during a period of time imposed by the Corporation upon certain designated persons during which those persons may not trade in any securities of the Corporation (a “Black Out Period”) or within forty-eight (48) hours after any Black Out Period ends, the option shall not be deemed to expire until the day that is ten (10) business days from the last day of the Black Out Period. However, no Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such option is granted.

No options granted under the Stock Option Plan are assignable or transferable, otherwise than by will or by the laws of descent and distribution, except with the consent of the Corporation. In addition, no Incentive Stock Option may be assigned or transferred unless such assignment or transfer is permissible under Section 422 of the Code (or successor provisions) and the regulations thereunder. Financial assistance is not provided by the Corporation to any participants under the Stock Option Plan.

Unless terminated earlier by the Board, the Stock Option Plan will remain in effect until all Options granted under the Stock Option Plan have been exercised or forfeited, or have expired. However, no new Options may be granted under the Stock Option Plan more than ten (10) years from the date the Stock Option Plan was originally adopted by the Board.

As at the Record Date, the Corporation had [—] Common Shares issued and outstanding. The Corporation currently has 9,246,646 Common Shares reserved for issuance under the Stock Option Plan representing [—]% of the issued and outstanding Common Shares as at the Record Date. The Corporation has [—] Options currently outstanding under the Stock Option Plan representing [—]% of the issued and outstanding Common Shares as at the Record Date.

The policies of the TSX require that all unallocated option entitlements under the Stock Option Plan be approved every three (3) years by the holders of Common Shares. Therefore, at the Meeting, Shareholders will be asked to approve again all unallocated option entitlements under the Stock Option Plan. See, “Particulars of Matters to be Acted Upon – Approval of Unallocated Option Entitlements under the Corporation’s Stock Option Plan”.

Indebtedness of Directors and Executive Officers

The aggregate indebtedness to the Corporation of all officers, directors, employees and any former officers, directors and employees of the Corporation outstanding as at December 31, 2011 was nil.

Financial Instruments

The Corporation does not have a policy that would prohibit a Named Executive Officer or director from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Named Executive Officer or director. However, management is not aware of any Named Executive Officer or director purchasing such an instrument.

CORPORATE GOVERNANCE

General

The Board recognizes that effective corporate governance is an essential element for the effective and efficient operation of the Corporation. The Corporation strives to ensure that its corporate governance policies and practices provide for effective stewardship of the Corporation. The Corporation’s corporate governance practices are the responsibility of the Board and the Board has delegated certain responsibilities to develop and monitor the Corporations’ corporate governance practices to the Corporate Governance Committee.

This Statement of Corporate Governance Practices sets out the Board’s corporate governance practices pursuant to National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”). The Corporation’s corporate governance practices are generally consistent with the practices and guidelines set out in NI 58-101 and NP 58-201.

Board of Directors

The Board, which is responsible for supervising the management of the business and affairs of the Corporation, is currently comprised of five (5) directors. The majority of the members of the Board are independent within the meaning of NI 58-101, other than Clarence Cottman III, the Chairman of the Board and the CEO of the Corporation.

The Board facilitates its exercise of independent supervision over management by ensuring that a majority of directors qualify as independent directors pursuant to NI 58-101 and by establishing committees which are comprised of a majority of independent directors and in the case of the Audit Committee, is comprised entirely of independent directors.

The following table sets forth the directors of the Corporation who are presently directors of other reporting issuers (or equivalent).

Name of Director	Name of Other Issuers
Brian E. Bayley

Kramer Capital Corp.

Cypress Hills Resource Corp.

Esperanza Silver Corporation

Eurasian Minerals Inc.

Kirkland Lake Gold Inc.

Sprott Resources Lending Corp. (formerly Quest Capital Corp.)

American Vandium Corp. (formerly Rocky Mountain Resources Corp.)

Bearing Resources Inc.

TransAtlantic Petroleum Corp.

W. A.(Alf) Peneycad	Parex Resources Inc. Canadian Wireless Trust R Split III Corp.

If required, independent directors meet without members of management present during the course of each regularly scheduled Board meeting.

As noted above, the Chair of the Board (“Chair”) is not an independent director. While the Board has no formal procedures in place to provide leadership to its independent directors, the Chair ensures that the independent directors have appropriate opportunities to discuss issues at each Board meeting, question executive officers, management and others regarding any and all matters of importance to the Board and the Corporation.

During the most recently completed financial year, there were eight (8) Board meetings held, of which Mr. Hagen was unable to attend one (1) meeting held on August 10, 2011, Mr. Cottman was unable to attend one (1) meeting held on May 12, 2011 and Mr. Redfearn was unable to attend one (1) meeting held on March 31, 2011. The rest of the Board members were present at all eight (8) meetings. Each director of the Corporation has attended seventy-five percent (75%) of Board and Committee (on which he serves) meetings during the financial year ended December 31, 2011.

Board Leadership

Clarence Cottman III serves as the Chairman and Chief Executive Officer of NiMin. The Board has not deemed it necessary to separate the positions of Chairman and Chief Executive Officer or name a lead independent director because the Board values Mr. Cottman’s business acumen, industry knowledge, ethics and leadership as Chairman and because NiMin’s independent directors under its existing board leadership structure have been diligent in their oversight responsibility with respect to management. This oversight includes actively advising and providing direction to management, reviewing and approving management’s strategic plans and business objectives, and overseeing NiMin’s financial performance and compliance with legal and regulatory obligations. Additionally, the independent directors meet, from time to time as they deem appropriate, without management in attendance at both the Board and committee levels.

Board Mandate

The mandate for the Board provides that the Board is responsible for the stewardship of the Corporation, supervising the management of the business and affairs of the Corporation and to provide leadership to the Corporation consistent with the Board’s responsibility to the Shareholders to maximize Shareholder value. The mandate of the Board is appended hereto as Appendix “A”.

Attendance of Directors at Annual Meeting of Shareholders

The Board has not established a policy for director attendance at annual meetings of Shareholders. Mr. Cottman, Chairman of the Board, and Dr.  Sven Hagen, then President and a director, attended NiMin’s 2011 annual meeting of Shareholders.

Position Descriptions and Committees

The Board has developed written position descriptions for the Chair, the Chairman of the respective Board committees and the CEO.

The CEO is responsible to provide executive leadership and management of the Corporation’s day to day operation subject to the Board’s stewardship. The CEO is responsible to lead and manage the Corporation within parameters established by the Board and relevant committees of the Board. The CEO also develops and recommends strategic plans to the Board and updates the Board regarding the Corporation’s progress in reaching goals and the strategic plan. Additionally, the CEO is responsible for financial leadership including the proposal of capital commitment and expenditure budgets for approval by the Board, develop operating forecasts and authorize the commitment of funds and resources to carry out the business as approved by the Board. The CEO is also responsible to provide administrative, governance and public leadership including, among other things, to develop and maintain an effective organizational structure, establish clear responsibilities within the organizational structure, ensure the Corporation and the executive officers are practicing ethical and efficient decision making and to act as the principal spokesperson for the Corporation.

The Chair of the Board is Mr. Cottman. The role of the Chair is to provide leadership to the directors, manage the affairs of the Board and ensure that the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chair presides at each meeting of the Board and is responsible for coordinating with management and the Corporate Secretary to ensure that documents are delivered to directors in sufficient time in advance of Board meetings for a thorough review, that matters are properly presented for the Board’s consideration at meetings, and that the Board has an appropriate opportunity to discuss issues at each meeting. The Chair is responsible for communicating with each Board member, ensuring that each director has the opportunity to be heard, that each director is accountable to the Board, and that the Board and each Committee is discharging its duties.

During the fiscal year ended December 31, 2011, the Board had four standing committees (the “Committees”), the majority of which were composed of independent directors. The Board has delegated certain responsibilities to each of its Committees, and they report to and make recommendations to the Board on a regular basis.

The Board has established the following Committees comprised of the members and chaired by the individuals set out in the following table.

Committee	Members	Independent(1)
Audit Committee	Brian E. Bayley, Chair W. A. (Alf) Peneycad Robert L. Redfearn	Yes Yes Yes

Compensation Committee	Robert L. Redfearn, Chair Brian E. Bayley W. A. (Alf) Peneycad William Gumma	Yes Yes Yes Yes

Corporate Governance Committee	W. A. (Alf) Peneycad, Chair Brian E. Bayley Clarence Cottman III	Yes Yes No

Reserves Committee	William Gumma, Chair W. A. (Alf) Peneycad Robert L. Redfearn	Yes Yes Yes

Notes

(1)	Independent within the meaning of NI 58-101.

Audit Committee

The Audit Committee is a committee of the Board established for the purpose of overseeing the accounting and financial reporting process of the Corporation and annual external audits of the consolidated financial statements. During 2011, the Audit Committee held five (5) meetings.

Audit Committee Charter

The Audit Committee has set out, in a written policy, its responsibilities and composition requirements in fulfilling its oversight in relation to the Corporation’s internal accounting standards and practices, financial information, accounting systems and procedures. The Audit Committee charter is provided in Appendix “B” attached hereto.

Composition of the Audit Committee

The Audit Committee consists of Brian E. Bayley (Chair), W. A. (Alf) Peneycad, and Robert L. Redfearn. All members of the Audit Committee have been determined to be independent and all members are considered to be financially literate. A member of an Audit Committee is independent if the member has no direct or indirect material relationship with the Corporation which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. An individual is financially literate if he/she has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements. Mr. Bayley is considered to be the Audit Committee Financial Expert within the meaning of the SEC rules and regulations.

Relevant Education and Experience of Audit Committee Members

Brian E. Bayley

Brian E. Bayley holds an MBA from Queen’s University. Mr. Bayley is currently a director and Resource Lending Advisor for Sprott Resource Lending Corp. (formerly Quest Capital Corp.), a TSX and NYSE Amex listed resource lending corporation. Prior thereto, Mr. Bayley also held the following positions with Quest Capital Corp.: President and CEO from May 2009 to September 2010; Co-Chairman from January 2008 to May 2009; President from July 2003 to January 2008; and CEO from July 2003 to March 2008. Mr. Bayley has been the President and a director of Ionic Management Corp., a private management company, since December 1996. He has also served as a director and/or officer of numerous other public companies.

W. A. (Alf) Peneycad

Alfred Peneycad is a graduate of Queen’s University Law School and is currently Of Counsel to Norton Rose Canada. He also serves as a director of several public companies, including Parex Resources Inc., a Calgary-based oil and gas company with operations in Colombia and Trinidad & Tobago. Mr. Peneycad recently retired from Petro-Canada where he served as Vice-President, General Counsel and Chief Compliance Officer. Mr. Peneycad spent twenty-eight (28) years at Petro-Canada and while there, played a lead role in the acquisition of several major companies in Canada, the US and internationally.

Robert L. Redfearn

Robert L. Redfearn is a graduate of Tulane University (B.B.A., J.D.), specializing in oil and gas related law. Prior to joining Deutsch, Kerrigan and Stiles, a New Orleans based law firm, where his practice centered around the oil and gas industry and included representation of clients in mergers of businesses and acquisitions of oil and gas properties, financings, complex litigation and arbitrations related to oil and gas, environmental concerns, and banking and securities, Mr. Redfearn was employed in the legal department of Humble Oil & Refining Company (now Exxon Corporation). In 1979, Mr. Redfearn became a founding partner of Simon, Peragine, Smith & Redfearn, L.L.P., where he continues his representation of clients as reflected above.

Reliance on the Exemption in subsection 3.3(2) or Section 3.6

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the exemptions in subsection 3.3(2) or Section 3.6 of National Instrument 52-110 – Audit Committees (“NI 52-110”)

Reliance on Section 3.8

At no time since commencement of the Corporation’s most recently completed financial year has the Corporation relied on Section 3.8 of NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Corporation’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Pre-Approval Policies and Procedures

The Audit Committee approves the engagement terms for all audit and non-audit services to be provided by the Corporation’s accountants before such services are provided to the Corporation or any of its subsidiaries.

The Audit Committee approved one hundred percent (100%) of the services provided to the Corporation and its subsidiaries described in “External Auditor Service Fees (By Category)” below.

Auditors Use of Non-Permanent Employees

None of the hours expended by KPMG LLP on its engagement to audit the Corporation’s financial statements for the fiscal year ended December 31, 2011, were performed by persons other than full-time permanent employees of KPMG LLP.

External Auditor Service Fees (By Category)

The following table discloses the fees billed to the Corporation by its external auditor during the last two (2) financial years:

Financial Year Ended	Audit Fees(1) ($)	Audited Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees(4) ($)
2011	511,236	—	33,902	—
2010	532,343	—	54,804	—

Notes:

(1)	Audit fees consist of fees for professional services rendered for the audit of the Corporation’s consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, including the audit of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002, the Corporation’s Annual Reports on Form 20-F for the year ended December 31, 2010, and the review of financial statements included in the Corporation’s Quarterly Reports included on Form 10-Q or Form 6-K, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Total Audit Fees for the financial year ended 2011 included $13,326 related to audit services performed in connection with the Corporation’s 2011 private placement. Total audit fees for the financial year ended 2010 included $314,227 related to audit services performed in connection with a registration statement of the Corporation filed with the SEC.
(2)	The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not disclosed in the “Audit Fees” column.
(3)	The aggregate fees billed for tax compliance, tax advice and tax planning services.
(4)	The aggregate fees billed for professional services other than those listed in the other three (3) columns.

Reliance on certain exemptions

During the most recently completed financial year, the Corporation has not relied on the exemptions in Section 2.4, 3.2, 3.4 and 3.5 or an exemption from NI 52-110. As a TSX listed issuer, the Corporation is not permitted to rely on the exemption provided by Section 6.1 of NI 52-110.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management and with KPMG LLP, the Corporation’s independent accountants. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1, Au Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit

Committee received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from the Corporation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2011 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC.

Submitted by the Audit Committee of the Board

Brian E. Bayley (Chair)

W. A. (Alf) Peneycad

Robert L. Redfearn

Corporate Governance Committee

The Corporate Governance Committee is responsible for making recommendations to the Board concerning the overall governance of the Corporation and assists the Board in the discharge of the Board’s duties with respect to the adopting and compliance with the Code of Business Conduct and Ethics, mandates, position descriptions and all other governance polices of the Corporation. Included in its mandate is the responsibility to develop the Corporation’s approach to governance issues, set corporate governance guidelines for the Board and assume responsibility for administration of the Corporation’s response to those guidelines for determination of conflicts of interest. During 2011, the Corporate Governance Committee held no meetings. The corporate governance matters of the Corporation were addressed by the entire board to ensure that matters of corporate governance were addressed where necessary.

Compensation Committee

The Compensation Committee is responsible for determining the overall compensation strategy of the Corporation and administering the Corporation’s executive compensation program. As part of its mandate, the Compensation Committee approves the appointment and remuneration of the Corporation’s executive officers, including the Corporation’s Named Executive Officers identified in the Summary Compensation Table. The Compensation Committee is also responsible for reviewing the Corporation’s compensation policies and guidelines generally. See, “Statement of Executive Compensation – Compensation Discussion and Analysis – Compensation Governance”. During 2011, the Compensation Committee held three (3) meetings.

Reserves Committee

The Reserves Committee is responsible for assisting the Board in the discharge of the Board’s duties with respect to complying with the requirements of National Instrument 51-101 - Standards of Disclosure for Oil and Gas Activities (“NI 51-101”). Included in its mandate is the responsibility to review the appointment of the independent evaluator under NI 51-101 and to review all disclosure by or on behalf of the Corporation to ensure compliance with NI 51-101. During 2011, the Reserves Committee held one (1) meeting.

Except as set forth herein, there are no other standing Committees of the Board.

Director Orientation and Continuing Education

Upon appointment, new directors are provided with a copy of an orientation package which includes information regarding the nature and operation of the Corporation’s business and organizational structure as well as mandates of the Board and each Committee of the Board and the Corporation’s policies related to disclosure and communication, insider trading and reporting. The orientation process also includes discussions with the Chair of the Board, the CEO, the President (as applicable) and senior management with respect to the business and operations of the Corporation. Meetings of the Board are sometimes held at the Corporation’s facilities or by conference call, and are combined with presentations by management to give the directors additional insight regarding the Corporation. In addition, management makes itself available throughout the year for discussion with all members of the Board.

No formal continuing education program exists for directors although the Corporation encourages directors to attend continuing education seminars to ensure that each director maintains the skills and knowledge necessary to meet his obligations as a director.

Ethical Business Conduct

In order to encourage and promote a culture of ethical business conduct, the Board has adopted a specific mandate relating to matters concerning duties and responsibilities of members of the Board and general legal obligations.

The Board has also adopted a Code of Business Conduct and Ethics (“Code of Conduct”) applicable to directors, officers, employees and consultants of the Corporation. A copy of the Code of Conduct is provided to each of the above persons. A copy of the Code of Conduct can be found on www.sedar.com.

The Board has delegated to management the day-to-day responsibility for monitoring compliance with the Code of Conduct The Corporate Governance Committee reviews conflicts of interest and departures from the Code of Conduct, conducts investigations and makes recommendations to the Board regarding such conflicts and departures. In cases where a director or officer has a material interest in a transaction or agreement being considered by the Board, this director or officer may not participate in any Board discussion on the subject, nor may he vote on resolutions pertaining to this subject matter.

The Corporate Governance Committee is also responsible for taking reasonable steps to ensure that the Board, the Committees, respective chairman’s thereof and executive officers are acting, in the discharge of their duties, acting ethically and in accordance with the requirements and spirit of the corporate governance mandate and related documents and foster a culture of integrity throughout the Corporation.

In addition thereto, the Corporation has adopted a disclosure policy to ensure the communications to the investing public about the Corporation are timely, factual and accurate and broadly disseminate in accordance with applicable legal and regulatory requirements, and an insider trading and reporting policy in order to summarize the insider trading restrictions to which directors, officers, consultants and employees of the Corporation are under applicable securities legislation, and to provide a policy governing investments in the Corporation shares and the reporting thereof which is consistent with applicable legislation and the goals of the Corporation and a whistleblower protection policy with respect to the reporting of violation of accounting and auditing irregularities, ethics violations or other violations.

Furthermore the Board considers that fiduciary duties placed on individual directors pursuant to corporate legislation and common law, and the conflict of interest provisions under corporate legislation which restricts an individual director’s participation in decisions of the Board in which the director has an interest, also ensure that the Board operates independently of management and in the best interests of Shareholders.

Nomination of Directors

The Board, acting as a whole, is responsible for proposing new nominees to the Board and for assessing the performance of directors on an ongoing basis. At this time, there is no formal nominating committee that nominates candidates for election to the Board. Instead, that function is performed by the Board with each member of the Board participating in the consideration of director nominees. The Board believes that it can adequately fulfill the functions of a nominating committee without appointing an additional committee to perform that function. The Board believes that not having a separate nominating committee saves the administrative expense that would be incurred in maintaining such a committee, and saves time for directors who would serve on a nominations committee if it were established. As there is no nominating committee, the Corporation does not have a nominating committee charter. Factors considered for nominees include an appropriate mix of skills, knowledge and experience in business and a history of achievement. Directors are required to have available time to devote to the duties of the Board. The majority of directors comprising the Board must qualify as independent directors. The Board has not appointed a nominating committee to assess the effectiveness of the Board as a whole, the Committees and the contribution of individual directors, provided however, from time to time the Chairman of the Board surveys the Board to provide feedback on the effectiveness of the Board, following which the Chairman recommends changes to enhance the performance of the Board based on the survey feedback. The Board also reviews the composition and size of the Board and tenure of directors in advance of annual general meetings when directors are most commonly elected by the Corporation’s Shareholders, as well as when individual directors indicate that their terms may end or that their status may change. The Board takes into account the number of directors required to carry out the duties of the Board effectively, and to maintain a diversity of view and experience. The Board will evaluate candidates recommended by Shareholders in the same manner as candidates recommended by other sources, using criteria, if any, developed and approved by the Board, from time to time.

Compensation

The Compensation Committee, comprised solely of independent directors, is responsible for providing recommendations to the Board in respect of: (i) compensation policies for senior management and directors of the Corporation; (ii) human resource policies and practices; and (iii) incentive and perquisite plans. The Compensation Committee has the ability to engage independent advisors in order to fulfill its mandate. The Corporation’s compensation package is comprised primarily of salary, cash incentive bonuses and the ability to participate in the Stock Option Plan. See the description following the heading “Executive Compensation - Compensation Discussion and Analysis”.

Assessment of Directors

The process of assessing Board effectiveness is carried out through an informal process of engagement and dialogue between the Chair and the individual directors. Also the Board monitors the adequacy of information given to directors, the communications between the Board and management and the strategic direction and processes of the Board and its Committees in order to satisfy itself that the Board, its Committees and its individual directors are performing effectively. A formal assessment process may be considered if the size of the Board is expanded.

Certain Relationships and Related Transactions, and Director Independence

Each director and officer who has a material interest of any kind in any existing or proposed transaction or agreement with the Corporation is required to abide by the disclosure and voting abstinence requirements set out in Section 120 of the ABCA, and must comply with the steps set out in the Corporation’s Code of Conduct. including: (a) disclosing the nature and extent of his or her interest to the Board at the meeting at which a proposed contract or transaction in which the director or officer has an interest is first considered or at the first meeting after the director or officer becomes interested; (b) upon the request of the Board upon it being advised of the conflict, excusing him or herself from all Board or Committee deliberations in respect of the existing or proposed transaction or agreement; (c) abstaining from voting in respect of the existing or proposed transaction or agreement in which the director or officer has a material interest; and (d) abiding by all of the requirements set out in section 120 of the ABCA.

Furthermore, directors, officers, management and employees of the Corporation are not permitted to take steps contrary to the best interests of the Corporation and each member of management and employees shall conduct their business affairs in a manner that ensures their private or personal interests do not conflict with the interests of the Corporation, including conflicts relating to personal, financial or other gain. Prior to acknowledging compliance with the Code of Conduct, and at any time when a conflict arises, directors, officers, management and employees are required to report in writing their existing or potential conflicts of interest to the Chairman of the Corporate Governance Committee.

For the periods ended December 31, 2011 and 2010 there were no related party transactions. For the period ended December 31, 2009, the Corporation entered into a credit agreement with a private lending company of which Brian E. Bayley, a director of the Corporation, is the President. The transaction was recorded at the amount negotiated and agreed to (the “Short-term Debt”) by the two (2) parties. On June 30, 2010, the Corporation paid in full the interest and principal outstanding on the Short-term Debt.

INFORMATION REGARDING THE SALE OF ASSETS

Since NiMin’s inception, the Board and management have regularly evaluated NiMin’s business and operations, long-term strategic goals and alternatives and prospects as an independent company, with a goal of maximizing Shareholder value. NiMin has regularly assessed trends and conditions impacting NiMin and its industry, changes in the marketplace and applicable law, the competitive environment and the future prospects of NiMin. As part of these ongoing reviews, NiMin also regularly considers the strategic alternatives available to NiMin, including possible strategic combinations, acquisitions and divestitures.

During the later half of 2011, NiMin faced financing challenges resulting from a significant decline in its trading price of its Common Shares and as a result approximately 6.09 million warrants that expired in September 2011 were not exercised and NiMin could not raise sufficient capital on accretive terms. NiMin was unable to successfully raise sufficient capital to execute its entire 2011 development program and reviewed the various alternatives available to it. One alternative was restructuring its current debt or pursuing a new or alternative debt structure. However, in an effort to increase the total dollar amount available under the Senior Loan, NiMin was not able to successfully negotiate terms and conditions that were satisfactory to NiMin. Management did not believe that the proposed terms and conditions relating to the Senior Loan would be accretive to NiMin or the Shareholders.

As a result, NiMin revised its 2011 capital budget from $25 million to $20 million and raised approximately $4 million by way of equity private placement. NiMin’s properties in California and Wyoming required large amounts of capital investment in order to fully develop their potential. NiMin continued to pursue various potential alternatives to execute its business plan including the option of re-financing its Senior Loan at a future date. In addition, NiMin considered the potential for a corporate merger and had initial conversations with two companies during 2011. However, management did not believe these preliminary discussions resulted in any potential benefit to NiMin. In December 2011, NiMin divested its Louisiana properties to raise capital for continued investment in the Wyoming Assets.

Events Leading to the Purchase and Sale Agreements

During a Board meeting on November 17, 2011, the Board discussed alternatives to finance continued growth and mandated that management undertake a review of NiMin’s strategic alternatives. The Board considered the macro industry forecasts for commodities and the markets for junior oil and gas companies and determined that the short term and long term factors could adversely impact NiMin’s future financing opportunities for capital investment. As a result, the Board authorized management to retain Macquarie Capital to act as a financial advisor in connection with completing a strategic review of NiMin. The Board understood that this strategic review could result in a possible sale, transfer or other disposition of NiMin’s assets, equity securities or business, directly or indirectly. The advisory services of Macquarie Capital included advising the Board in its consideration and analysis of a transaction and developing the strategy with regard to a transaction, assisting NiMin in analyzing the financial effects of the proposed transaction, assisting NiMin in preparing a descriptive memorandum, management presentation, and definitive agreements regarding a transaction, and advising NiMin in its negotiations regarding the financial terms of a transaction.

Because the Wyoming Assets and California Assets are in two distinct areas of the United States, the Board authorized management and Macquarie Capital to evaluate a potential sale of the Corporation as a whole, or the sale of the Wyoming Assets and the California Assets as a whole or separately. During the process, there was discussion of the different options available for structuring a transaction including a merger, corporate acquisition, asset sale with liquidation and retaining the shell company or liquidation and dissolution of NiMin. With the assistance of NiMin’s legal, tax and financial advisors, management began to analyze the liquidation and dissolution process and evaluate the difference in net proceeds from a sale of the assets versus a corporate sale or hybrid thereof.

On December 5, 2011, Macquarie Capital and management held an initial meeting to discuss strategy and data requirements for all aspects of the strategic review process including gathering facts particular to the Corporation. NiMin reviewed all aspects of its assets with Macquarie Capital. There was also discussion on the tax implications of an asset sale and liquidation and dissolution versus a corporate transaction.

On December 16, 2011, the Board met to discuss the progress to date of the process for which Macquarie Capital had been retained to manage. The Board was briefed on timing of the process including initial marketing, data room availability and the bidding process. The Board also discussed the desire for a fairness opinion if a deal were to be consummated. Because Macquarie Capital was engaged to facilitate the sale process and to avoid any conflict of interest or appearance of a conflict of interest, the Board did not consider retaining Macquarie Capital to render the fairness opinion.

During December 2011, NiMin’s management, with the assistance of its legal and financial advisors, delivered all of the applicable data related to the assets to Macquarie Capital. From that data set, Macquarie Capital constructed the announcement to be disseminated, overview memorandum containing preliminary information of NiMin and its assets, the data room and the virtual data room.

Macquarie Capital advised that the announcement was distributed to 1007 individuals in 641 companies via e-mail on December 20, 2011. The overview memorandum was then sent to 920 individuals within 671 companies on February 2, 2012. Individuals were selected from Macquarie Capital’s large prospective buyer data base delineating company size and ability to close, geographical area of operations, product preference, and preferred deal size range.

At a meeting of the Board on February 6, 2012, the Board received an update on the status of the process, including the number of confidentiality agreements that had been entered into prior to opening of the data room. NiMin entered into 36 confidentiality agreements with parties expressing interest.

Data rooms were held open from February 6, 2012 through March 16, 2012, except weekends and holidays. The data room included all necessary technical, financial, land and operational details to convey the essence of reserves and value for the assets. This data included maps, cross-sections, engineering and geological support data, capital and operational expense summaries, field pictures and CMD technology support information. A 3 hour presentation was provided to each potential buyer that attended the data room in person by 3 to 4 senior Macquarie Capital personnel. A virtual data room was also provided to all confidentiality agreement executors which included detailed support information for all of NiMin’s assets. Of the 36 companies that signed confidentiality agreements, 18 attended the data room.

Macquarie Capital provided bid instructions specifying that offers could be made for either or both packages, or for Legacy, and that allocations of value must be made if making an offer for both the asset packages located in Wyoming and California. The bid instructions also indicated that if an offer for the California Assets was made and the bidder also wanted to purchase either a license or the patent for NiMin’s CMD technology, an allocation of value must be submitted for either preference.

At the time the bid process closed, 14 companies submitted written bids from the 36 companies who had signed confidentiality agreements. One of the companies submitted a bid that was 2 pronged in nature. It submitted a separate bid for each of the California Assets or Wyoming Assets and also a combined bid for both assets. 11 of the 14 bids received were for the Wyoming Assets only. 3 bids were for the California Assets only. 2 bids were for the combined Wyoming Assets and California Assets. No offers were received for the shares of Legacy or the shares of NiMin. All offers were for cash. No stand alone offers were made for either the CMD license or patent, however, one of bids for the California Assets included a bid amount for the CMD license or patent. The bids were analyzed for their ultimate value offered, financing ability, company reputation, salient transaction terms and other factors deemed relevant by Macquarie Capital and management.

On March 19, 2012, management met with Macquarie Capital personnel to discuss the bids that had been received. Management reviewed the bids in detail with Macquarie Capital and identified leading bidders. Management requested a meeting with the Board on March 19, 2012 to review initial bids and request confirmation to proceed with negotiations with certain bidders on a preliminary basis. The Board met and after receiving the initial assessment from Macquarie Capital and management, authorized them to move forward with the prospective bidders and authorized and directed management to negotiate the terms of a transaction with the identified bidders, on a preliminary basis. During March 19, 2012 and March 20, 2012 management identified the bidders for California and Wyoming that would be recommended to the Board for final approval. On March 23, 2012, the Board met to select the final bids and discussed the structure of the transactions and the liquidation and dissolution. This discussion also included an analysis of the tax implications, wind up costs and deal related expenses associated with the various bids to estimate the net proceeds expected to be available for distribution to the Shareholders on the assumption that the Winding Up would occur. Following this analysis and discussion, the Board authorized and directed management to negotiate Purchase and Sale Agreements with the Purchasers.

The ranges for the final offers were as follows:

Wyoming offers only - $32,000,000 to $100,550,000

California offers only - $12,000,000 to $27,200,000

Wyoming and California combined - $73,900,000 to $82,800,000

During negotiations, the purchase price for the Wyoming Assets was reduced to $98,050,000 due to the assumption of $2,500,000 in liabilities by the Wyoming Purchaser.

The Purchasers were the high bidders for each of the California Assets and Wyoming Assets. Neither of the bids was contingent upon financing and both bids were all cash. The Board determined that the Purchasers were well qualified and had the capability to close the transactions with existing resources.

During the negotiation period for the Wyoming Purchase and Sale Agreement, there were negotiating sessions between the managements of both companies as well as between outside legal counsel of both companies. Certain negotiations between the Wyoming Purchaser and management focused on which party would assume financial responsibility for commodity hedging between execution of the Wyoming Purchase and Sale Agreement and closing. On April 19, 2012, management and the Wyoming Purchaser held a conference call to discuss potential commodity hedging scenarios. Ultimately, the Wyoming Purchaser assumed the financial responsibility for commodity hedging in exchange for a purchase price adjustment. Additional negotiations on contractual terms such as, monthly administrative costs to be paid by the Wyoming Purchaser, officer and director support agreements, “no-shop” language and break fees occurred.

During negotiations with the California Purchaser numerous conference calls were held from March 23, 2012 through April 26, 2012. On April 12, 2012, management and the California Purchaser and their respective counsel held a conference call to finalize negotiations focused primarily on the length of time after closing for survival of Legacy and NiMin’s representations, warranties and covenants. The resulting time period for the survival of such representations, warranties and covenants for Legacy was agreed to be until the closing date and Legacy and NiMin agreed to a survival period of six (6) months from the closing date with $3 million to be placed into an escrow account by the California Purchaser representing the maximum amount payable as an indemnity by NiMin. Additional negotiations included sharing of transfer taxes and an employee release agreement.

On April 11, 2012, the Board met and discussed with management the progress of negotiating the Purchase and Sale Agreements with the Purchasers and reviewed the terms of the proposed Purchase and Sale Agreements. The Board also authorized and directed management to engage CCNRP to provide a fairness opinion to the Board with regard to the Sale Transactions. The Board also discussed the anticipated timeline for completing the transactions, including the time required to prepare the Circular, solicit Shareholder approval for the sale of all or substantially all of the Corporation’s assets, liquidate Legacy and wind up and dissolve the Corporation.

The Board met on April 13, 2012 and received a presentation from Macquarie Capital on the final analysis of the bids and the sale process. Following this presentation, CCNRP as author of the fairness opinion, provided a summary of their analysis of the proposed transactions and the fairness of the Sale Transactions. CCNRP described the methodology employed for valuing the California Assets and the Wyoming Assets and provided their conclusion as to the fairness to the Corporation, from a financial point of view, of the consideration to be received pursuant to the Sale Transactions. At the meeting, CCNRP provided their verbal opinion that the consideration to be received pursuant to the Sale Transactions is fair from a financial point of view to the Corporation.

The Board convened a meeting on April 19, 2012, to receive updated information on the status of negotiations and to review the terms of the proposed Purchase and Sale Agreements for both California and Wyoming. In this meeting, there was a detailed discussion of the material changes to each proposed Purchase and Sale Agreement from the precedent draft provided by the Corporation to each bidder in the data room. The Board also discussed the implications of certain terms contained in the proposed Purchase and Sale Agreements on the proposed Winding Up and timing thereof. There was also a discussion, with the assistance of legal counsel, of the financial and legal implications of the Winding Up and the Legacy Dissolution and an estimate of the amount anticipated to be available for distribution to Shareholders following dissolution of the Corporation. Following this discussion and consideration of the CCNRP Fairness Opinion, the Board unanimously approved the Purchase and Sale Agreements substantially in the form presented to the Board, plans of dissolution and the transactions contemplated thereby, including the Sale of Assets and Winding Up and determined that the Board would be recommending to the Shareholders to approve the Sale Resolution and the Winding Up Resolution.

On April 24, 2012, the Corporation, Legacy and the Wyoming Purchaser entered into the Wyoming Purchase and Sale Agreement, pursuant to which the Wyoming Purchaser agreed to acquire, and the Corporation and Legacy agreed to sell, the Wyoming assets for total cash consideration of $98,050,000, subject to deduction and adjustment in accordance with the terms of the Wyoming Purchase and Sale Agreement.

On April 26, 2012, the Corporation, Legacy and the California Purchaser entered into the California Purchase and Sale Agreement, pursuant to which the California Purchaser agreed to acquire, and the Corporation and Legacy agreed to sell, the California assets for total cash consideration of $27,200,000, subject to deduction and adjustment in accordance with the terms of the California Purchase and Sale Agreement and of which amount $3 million will be held in escrow and subject to release pursuant to the terms and conditions of the Escrow Agreement.

CCNRP Fairness Opinion

Pursuant to an engagement letter dated April 11, 2012, the NiMin Board retained CCNRP to render a fairness opinion in connection with the proposed Sale Transactions. In accordance with the terms of its retention, CCNRP is entitled to a fairness opinion fee in the amount of $200,000. The Corporation also agreed to reimburse CCNRP for out-of-pocket expenses and indemnify CCNRP in certain circumstances in connection with the engagement.

At the meeting of the Board on April 13, 2012, CCNRP rendered its oral opinion, subsequently confirmed in writing, to the Board that, as of the date of the opinion, and based upon and subject to the various assumptions, methodologies, limitations and considerations described in such opinion, the cash consideration to be paid to the Corporation pursuant to the Sale Transactions is fair to NiMin from a financial point of view. No limitations were imposed by the Board upon CCNRP with respect to the investigations made or procedures followed in rendering its opinion. The issuance of CCNRP’s opinion was approved by a fairness opinion committee of CCNRP on April 11, 2012.

The full text of the written opinion of CCNRP Fairness Opinion which sets forth the assumptions made, matters considered and any limits on the review undertaken, is attached as Appendix “E” to this Circular. Shareholders are urged to read the CCNRP Fairness Opinion in its entirety. CCNRP’s written opinion is addressed to the Board and is directed only to the Sale Transactions and does not constitute a recommendation to any NiMin Shareholder as to how such Shareholder should vote at the Meeting. The summary of the CCNRP Fairness Opinion set forth in this Circular is qualified in its entirety by reference to the full text of such opinion.

In connection with developing its opinion, CCNRP:

(a)	reviewed certain publicly available financial statements and reports regarding NiMin;

(b)	reviewed certain estimates of NiMin’s oil and gas reserves, including estimates of proved and non-proved reserves prepared: (a) by an independent engineering firm as of January 1, 2012; and (b) by management of NiMin as of January 1, 2012;

(c)	reviewed certain internal financial statements and other financial and operating data concerning NiMin prepared by management;

(d)	compared the financial performance of NiMin, and the trading history of NiMin with that of certain other publicly-traded companies that CCNRP deemed relevant;

(e)	reviewed the financial terms, to the extent publicly available, of certain other transactions that CCNRP deemed relevant;

(f)	reviewed the most recent drafts of the Purchase and Sale Agreements and related documents that were provided to CCNRP;

(g)	discussed with management of NiMin the operations of NiMin; and

(h)	performed such other reviews and analyses and provided such other services as CCNRP deemed appropriate.

CCNRP relied on the accuracy and completeness of the information and financial and oil and gas data provided to it by NiMin and of the other information reviewed by CCNRP in connection with the preparation of the CCNRP Fairness Opinion, and the opinion is based upon such information. The management of NiMin has assured CCNRP that they were not aware of any relevant information that was been omitted or remains undisclosed to CCNRP. CCNRP has not assumed any responsibility for independent verification of the accuracy and completeness of any such information or financial data. CCNRP has not assumed any responsibility for making or undertaking an independent evaluation or appraisal of any of the assets or liabilities of NiMin, nor has CCNRP evaluated the solvency or fair value of NiMin under any laws relating to bankruptcy, insolvency or similar matters, and CCNRP has not been furnished with any such evaluations or appraisals. CCNRP has not assumed any obligation to conduct any physical inspection of the properties or facilities of NiMin. With respect to the estimates of oil and gas reserves referred to above, CCNRP has assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of NiMin’s independent engineering firm and their respective managements and staff, as applicable. CCNRP is not an expert in the evaluation of oil and gas reserves and CCNRP expresses no view as to the reserve quantities, or the potential development or production (including, without limitation, as to the feasibility or timing thereof) of any oil and gas properties of NiMin. CCNRP has relied, without independent verification, upon the assessments of NiMin’s independent engineering firm and their respective managements and staff as to market trends and prospects relating to the oil and gas industry and the potential effects of such trends and prospects on NiMin, including the assumptions as to commodity prices reflected in the financial forecasts and estimates referred to above, which prices are subject to significant volatility and which, if different from such assumptions, could have a material impact on CCNRP’s opinion. CCNRP has also assumed that the representations and warranties contained in the Purchase and Sale Agreements and all related documents are true, correct and complete in all material respects.

The Sale Transactions were determined through negotiations between NiMin and the Purchasers and the decision to enter into the Purchase and Sale Agreements was solely that of the Board and management.

In reaching its opinion, CCNRP applied and considered the results of valuation methods that CCNRP believes are customarily used in investment banking practice for developing fairness opinions. The following is a summary of the material financial analyses utilized by CCNRP in connection with providing its opinion and does not claim to be a complete description of the analysis underlying CCNRP’s opinion.

NiMin Valuation

In determining a range of estimated enterprise and equity values for NiMin, CCNRP conducted each of the following analyses with respect to NiMin.

Publicly Traded Comparable Companies

Using publicly available information, CCNRP determined the following companies were relevant to an evaluation of NiMin based on CCNRP’s view of the comparability of the operating and financial characteristics of these companies:

Venoco, Inc., Berry Petroleum Co., Warren Resources, Inc., Resolute Energy Corporation, and Enhanced Oil Resources, Inc.

The implied values for NiMin were based on a multiple range for the following three (3) metrics determined by reference to the corresponding multiple ranges for the selected comparable companies. The following table sets forth the mean and median multiples for the selected comparable companies.

	Enterprise Value /
	Proved Reserves (BOE)	Daily Production (BOE/d)	SEC PV-10 ($MM)
Mean	$12.10	$78,077	0.6x
Median	$12.80	$72,352	0.7x

The proved reserves and daily production values for each of the selected comparable companies were based on SEC filings adjusted for public data surrounding acquisitions and divestitures made after their respective annual reports were submitted. SEC PV-10 refers to the Standardized Measure of Discounted Future Net Cash Flows relating to proved oil and gas reserves reported as of December 31, 2011 discounted at ten percent (10%) after income taxes are deducted. The multiples selected to apply to NiMin metrics were not entirely mathematical in nature, but required careful consideration to adjust for differences in the operating characteristics of the companies as well as other market factors which could affect the market value of selected companies.

NiMin Metrics	Value	Multiple Range	Implied Enterprise Value (millions)
Proved Reserves (MMBOE)	15.9	$8.00 – 10.00	$127.4 – 159.2
Daily Prod. (BOE/d)	774.7	$90,000 - 110,000	$69.7 – 85.2
SEC PV-10 ($MM)	$215.3	0.5x – 0.6x	$107.7 –129.2

Comparable Transactions

Using publicly available information for twenty-one (21) asset and corporate transactions announced between January 2008 and March 2012 involving oil and gas related assets in the Wyoming and West Coast (specifically California) regions of the United States, CCNRP reviewed the purchase price multiples paid for proved reserves and daily production in each transaction and CCNRP selected appropriate benchmark multiples for the valuation of NiMin.

Based on public and other available market information, the following table sets forth the summary multiples for transactions referred to above. This analysis utilized the relevant transaction multiples of proved reserves and daily production and applied them to the corresponding metrics of NiMin to determine an implied enterprise value for NiMin.

The transaction multiples selected to apply to NiMin metrics were not entirely mathematical in nature, but required careful consideration to adjust for differences in the prevailing commodity price environments and acquisition and divestiture markets. Accordingly, greater weight was given to transactions in comparable market conditions and the multiples applied were toward the lower end of the range.

	Enterprise Value /
	Proved Reserves (BOE)	Daily Production (BOE/d)
Wyoming Region:
High	$25.51	$230,769
Mean	$16.16	$105,570
Median	$16.32	$90,737
Low	$3.83	$70,019
Applied Multiples	$8.00 – 10.00	$100,000 – 110,000
California Region:
High	$17.42	$167,910
Mean	$15.61	$93,356
Median	$16.84	$83,814
Low	$12.56	$31,830
Applied Multiples	$8.00 – 10.00	$90,000 – 100,000
Implied Enterprise Value (millions)	$127.4 – 159.2	$75.6 – 83.3

Discounted Cash Flow Analysis

CCNRP conducted a discounted cash flow analysis for proved and non-proved reserves based on various price scenarios in which the principal variables were oil and gas prices with appropriate basis differentials. The price scenarios that were utilized included: (i) a NYMEX strip pricing scenario which utilized the average oil and gas futures contract prices quoted on NYMEX as of April 11, 2012; (ii) a NYMEX five (5) year historic average scenario which utilized the five (5) year historic average of oil and gas prices quoted on NYMEX as of April 11, 2012; and (iii) an alternative price case which utilized pricing for oil from 2012-2017 of $70.00, $75.00, $80.00, $85.00, $90.00 and $95.00 and held constant thereafter. Transportation and basis differential estimates provided by management were applied to the above pricing scenarios to establish a realized wellhead price. A discount rate range of nine percent (9%) to fifty percent (50%) was applied to estimated cash flows depending on proved reserve category.

Pricing Scenario
	5 Yr NYMEX Strip Average	5 Yr Historical Average	Alternate Price Case
Implied Enterprise Value (millions)	$131.5 – 155.4	$86.1 – 102.5	$80.6 – 97.7

NiMin Valuation Reference Ranges

Based on the foregoing analyses, CCNRP determined that NiMin had an enterprise value reference range of $100.0 million to $125.0 million.

The summary of the material financial analyses performed by CCNRP in connection with rendering its opinion as described above is only a summary and does not purport to be a complete description of the financial analyses performed. The summary is qualified in its entirety by reference to the full text of the CCNRP Fairness Opinion.

The order of analyses described does not represent the relative importance or weight given to those analyses by CCNRP. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of the financial analyses performed by CCNRP. Except as otherwise noted, the quantitative information included in the summary, to the extent that it is based on market data, is based on market data as it existed on or before April 11, 2012 and is not necessarily indicative of current market conditions.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying CCNRP’s opinion. In arriving at its fairness determination, CCNRP considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, CCNRP made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to NiMin or the contemplated Sale Transactions.

As part of its investment banking business, CCNRP regularly issues fairness opinions and is continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, mergers and acquisitions and valuations for estate, corporate and other purposes. CCNRP is entitled to receive a fee and reimbursement of its expenses from NiMin for providing its fairness opinion to the Board. NiMin has also agreed to indemnify CCNRP for certain liabilities arising out of its engagement, including certain liabilities that could arise out of providing the opinion letter.

CCNRP’s opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to CCNRP as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion and that CCNRP does not have any obligation to update, revise or reaffirm its opinion. CCNRP has assumed that the proposed Sale Transactions will be consummated on the terms of the latest drafts of the Purchase and Sale Agreements provided to it, without material waiver or modification. CCNRP has assumed that in the course of obtaining the necessary regulatory, lending or other consents or approvals (contractual or otherwise) for the proposed Sale Transactions, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the proposed Sale Transactions to NiMin. CCNRP has not expressed any opinion as to the price at which the Common Shares will trade following the announcement or consummation of the proposed Sale Transactions.

CCNRP’s opinion is for the use and benefit of the Board. CCNRP’s opinion does not address the merits of the underlying decision by NiMin to engage in the proposed Sale Transactions, the merits of the proposed Sale Transactions as compared to other alternatives potentially available to NiMin or the relative effects of any alternative transaction in which NiMin might engage, nor is it intended to be a recommendation to any person as to any specific action that should be taken in connection with the proposed Sale Transactions. CCNRP’s opinion is not intended to confer any rights or remedies upon any employee, creditor, Shareholder or other equity holder of NiMin, or any other party other than the Board. In addition, CCNRP has not been asked to address, and its opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of NiMin. CCNRP has not been asked to express any opinion, and has not expressed any opinion, as to the fairness of the amount or nature of the compensation to any of NiMin’s officers, directors or employees, or to any group of such officers, directors or employees, relative to the compensation to other Shareholders of NiMin. Neither CCNRP’s opinion nor its substance may be disclosed by the Board to anyone other than the Board’s advisors without CCNRP’s written permission. Notwithstanding the foregoing, CCNRP’s opinion and a summary discussion of CCNRP’s underlying analyses and its role on behalf of the Board may be included in communications to Shareholders, provided that CCNRP approves the content of such disclosures prior to publication.

Based on the foregoing and CCNRP’s general experience as investment bankers, and subject to the qualifications stated herein, CCNRP is of the opinion on the date of its opinion that the consideration to be received pursuant to the Sale Transactions is fair from a financial point of view to NiMin.

Recommendation of the Board

The Board’s decision to sell all of the assets of NiMin, and to liquidate and dissolve the Corporation was the result of a decision-making process that evaluated NiMin’s strategic alternatives, including its prospects of continuing as a stand-alone corporation, and included a comprehensive auction process for some and all of the assets, with the assistance of NiMin’s financial advisor.

After consideration of various factors described in the section entitled “Information Regarding the Sale of Assets – Reasons for the Sale of Assets” including the CCNRP Fairness Opinion and other relevant matters, the Board unanimously determined that the terms and conditions of each of the Purchase and Sale Agreements and the Sale of Assets contemplated thereby, including the sale of the Wyoming Assets and California Assets, are fair to the Shareholders, and in the best interests of NiMin and the Shareholders. This determination was made by a unanimous vote of all of the members of our Board. Our Board recommends that you vote FOR the Sale Resolution and the Winding Up Resolution.

Reasons for the Sale of Assets

In reaching the determination under “Information Regarding the Sale of Assets – Recommendation of the Board”, the Board consulted with NiMin’s senior management team, as well as NiMin’s outside legal and financial advisors, and considered a number of factors. These factors included, but are not limited to, the following material factors which our Board viewed as supporting its determination:

(a)	the estimated/anticipated cash amount for distribution per Common Share of between [$—] and [$—] represents a premium of approximately: (i) [—%] to [—%] over the weighted average trading price of the Common Shares on the TSX, for the ninety (90) trading days immediately prior to the announcement of the Wyoming Sale and the results of the strategic review process; and (ii) [—%] to [—%] over the closing trading price of the Common Shares on the TSX on November 18, 2011, being the last trading day prior to the announcement of the Corporation initiating the strategic review process;

(b)	the consideration to be paid pursuant to the Sale Transactions is all cash;

(c)	the Sale Transactions are the result of a strategic review process conducted by the Corporation over a five (5) month period. The strategic review included reviewing other strategic alternatives available to the Corporation, as well as an investigation of third-party interest pursuant to which certain potential buyers were contacted;

(d)	the CCNRP Fairness Opinion provided by CCNRP stated that as of April 13, 2012 and subject to the limitations and assumptions set forth therein, the consideration to be received pursuant to the Sale Transactions is fair, from a financial point of view, to the Corporation. See “Information Regarding the Sale of Assets – CCNRP Fairness Opinion”;

(e)	the Board unanimously determined that the Sale Transactions are superior to all other proposals received by the Corporation pursuant to the strategic review process and is the best alternative among the limited opportunities available to the Corporation to maximize Shareholder value having regard to the Corporation’s current financial position;

(f)	the terms and conditions of the Purchase and Sale Agreements, including the amounts, if any, payable by the Corporation in the event of termination of either or both of the Purchase and Sale Agreements;

(g)

the Sale Resolution and the Winding Up Resolution must be approved by a special resolution passed by the affirmative vote of Shareholders representing at least 66 2/3% of the Common Shares represented and voted at the Meeting and more than fifty percent (50%) of the Common Shares represented and voted at the Meeting other than Common Shares held by certain officers and directors of the Corporation;

(h)	the terms and conditions of the Purchase and Sale Agreements, including the parties’ respective representations, warranties and covenants, and the conditions to their respective obligations are, in the Board’s opinion, after consultation with legal counsel, reasonable;

(i)	the Board believes that it is likely that the conditions to complete the Sale Transaction will be satisfied;

(j)	to the knowledge of the Board, there are no material competition or other regulatory issues which are expected to arise in connection with the Sale Transaction so as to prevent its completion, and it is anticipated that all required regulatory clearances will be obtained; and

(k)	the Purchase and Sale Agreements are each the result of arm’s-length negotiations among the Purchaser, the Corporation and its wholly-owned subsidiary, Legacy.

The Board also considered certain material risks or potentially adverse factors in making its determination and recommendation, including, but not limited to, the following:

•	that the California Purchase and Sale Agreement obligates NiMin to give certain representations and warranties that will survive for six (6) months after the closing date;

•	that the Wyoming Purchase and Sale Agreement obligates NiMin to give certain representations and warranties that will survive for ninety (90) days after the closing date;

•	the $5,000,000 termination fee payable to the Wyoming Purchaser in certain circumstances;

•

the requirement under the California Purchase and Sale Agreement that NiMin must place $3,000,000 of the cash consideration in an escrow account for six (6) months to secure NiMin’s representations and warranties to the California Purchaser;

•	the fact that some of the directors and executive officers of NiMin may have interests that are different from, or in addition to, the interests of Shareholders;

•	that returning value to Shareholders may require NiMin to adopt a plan of dissolution, including:

•	the risk that there might be unanticipated delays in implementing the plan of dissolution; and

•

the uncertainty of the amounts distributable to Shareholders following the Sale Transactions and the winding up of NiMin’s business, including with respect to unknown or contingent liabilities, the representations and warranties given under the Purchase and Sale Agreements and the costs and expenses related to winding up NiMin’s business;

•

the restrictions on the conduct of NiMin’s business prior to the completion of the Sale Transactions that require NiMin to conduct its business only in the ordinary course, which could delay or prevent NiMin from undertaking business opportunities that may arise pending completion of the Sale Transactions and the length of time between signing and closing of the Sale Transactions when these restrictions are in place;

•

the terms of the Purchase and Sale Agreements that place restrictions on NiMin’s ability to consider competing acquisition proposals and to terminate the Purchase and Sale Agreements and accept a Superior Proposal, as such term is defined in the Wyoming Purchase and Sale Agreement;

•

the possibility of disruption to NiMin’s operations following the announcement of the Sale Transactions, and the resulting effects if the Sale Transactions are not completed, including the diversion of management and employee attention, potential employee attrition and the potential effects on NiMin’s business and relationships with its customers and suppliers;

•	the inability to raise equity based capital on acceptable terms without significant dilution to Shareholders;

•	the difficulty to renegotiate satisfactory terms and amount of NiMin’s current debt facility with its lender while not extending the yield maintenance period;

•	the size of the development program to properly develop the Wyoming Assets and capital required to execute this program;

•

the determination by the Board, after conducting a review of NiMin’s financing alternatives, that continuing to operate as a going concern was not reasonably likely to create greater value for our Shareholders than the value obtained for Shareholders pursuant to the Sale of Assets and the Winding Up;

•	the terms and conditions of the Purchase and Sale Agreements, in particular that:

•	the Purchasers’ obligation to consummate the Sale Transactions are not conditioned on the Purchasers obtaining financing;

•

the terms and conditions of the Purchase and Sale Agreements, including the parties’ respective representations, warranties and covenants, and the conditions to their respective obligations are, in the Board’s opinion, after consultation with legal counsel, reasonable; and

•

NiMin may terminate the Purchase and Sale Agreements, in certain circumstances, in order to accept a superior acquisition proposal (which may require the payment to the Wyoming Purchaser of a $5,000,000 termination fee;

•

the form of the consideration payable under the Purchase and Sale Agreements, and particularly, the certainty of value and liquidity of such cash consideration versus consideration in the form of property or securities;

•

the financial analysis reviewed and discussed with the Board by representatives of Macquarie Capital, as well as the oral opinion of CCNRP to the Board on April 13, 2012, (which was subsequently confirmed in writing by delivery of the CCNRP Fairness Opinion dated April 13, 2012) with respect to the fairness to the Corporation, from a financial point of view, of the aggregate purchase price to be received pursuant to the Sale Transactions – See “Information Regarding the Sale of Assets – CCNRP Fairness Opinion”;

•	the increasing costs of operating as a small public company; and

•	the economies of scale and associated cost advantages enjoyed by NiMin’s much larger competition.

Effect of the Sale of Assets on the Corporation

Upon completion of the Sale of Assets including the Wyoming Assets and the California Assets pursuant to the Purchase and Sale Agreements, the Corporation, by way of its wholly-owned subsidiary, Legacy, will no longer have any material assets other than cash proceeds thereof. Following the Sale of Assets, the Corporation expects to have approximately $[—] in total cash, after discharging the Corporation’s obligations estimated to be between $[—] to $[—]. In the event the Sale of Assets is not completed, the Corporation will continue to take steps to maximize shareholder value.

The following procedural steps must be taken in order for the Sale of Assets to become effective:

(a)	the Sale of Assets must be approved by the Shareholders;

(b)	all conditions precedent to the Sale of Assets as set forth in the Purchase and Sale Agreements, must be satisfied or waived by the appropriate party as applicable; and

(c)	all approvals, consents and authorizations of all governmental entities and other regulators as necessary or desirable in connection with the Sale of Assets must be obtained.

If the Sale of Assets and the Winding Up are approved by the Shareholders, the Corporation will provide instructions to the Shareholders describing the procedures to be followed to effect the pro rata cash Distributions based upon their holdings of Common Shares.

As discussed under the heading “Information Regarding the Liquidation and Dissolution of the Corporation – Distribution of Cash and the Winding Up”, following the completion of the Sale Transactions and the Legacy Dissolution, it is anticipated that between $[—] and $[—] per Common Share will be paid to Shareholders in two (2) or more instalments in connection with the dissolution of the Corporation in accordance with the provisions of the ABCA.

Liquidating Distribution from Legacy to the Corporation and Dissolution of Legacy

In connection with the closing of the Sale of Assets and sale of remaining assets, Legacy will thereafter enter into a liquidating trust and provide the Legacy Liquidation Distribution Amount to the Corporation, its sole shareholder.

Liquidating Trust

If advisable for any reason to complete the liquidation and distribution of Legacy’s assets, the Legacy Board may at any time cause Legacy to transfer to a liquidating trust Legacy’s remaining assets and obligations. The liquidating trust thereupon will succeed to all of Legacy’s then remaining assets, including all amounts in the contingency reserve, and any of Legacy’s remaining liabilities and obligations. The sole purpose of the liquidating trust will be to prosecute and defend suits by or against Legacy, to collect amounts due to Legacy, to settle and close Legacy’s business, to dispose of and convey Legacy’s assets, to satisfy Legacy’s remaining liabilities and obligations and to distribute Legacy’s remaining assets to its sole stockholder (NiMin) in a manner consistent with the orderly winding up process contemplated by the DGCL. Any distributions made from the liquidating trust will be made in accordance with the provisions of the Legacy Plan of Dissolution and the DGCL.

Contingency Reserve

Before making any distributions to NiMin, Legacy will pay, or as determined by the Legacy Board, make reasonable provision to pay, all Legacy’s claims and obligations, including all contingent, conditional or unmatured claims known to Legacy. The Legacy Board may determine to establish a reserve for contingencies to enable Legacy to satisfy its liabilities, expenses and obligations not otherwise paid, provided for or discharged as they become due and payable. The amount of any contingency reserve would be based upon an internal review of Legacy’s estimated expenses and actual and contingent liabilities and obligations. The contingency reserve may not be sufficient to cover such expenses, liabilities and obligations.

It is anticipated that the contingent reserve will be approximately $250,000. NiMin is currently considering selling the beneficial interest in the liquidating trust to a third party for cash. That cash consideration would then be part of the assets that may be distributed to Shareholders pursuant to the Winding Up.

After establishing any contingency reserve, Legacy may from time to time distribute to NiMin such portions of the contingency reserve that the Legacy Board deems to be no longer required pursuant to the Legacy Plan of Dissolution. After the expenses, liabilities and obligations for which the contingency reserve has been established are believed by the Legacy Board to have been satisfied in full, Legacy will distribute to NiMin any remaining funds in any contingency reserve.

The Legacy Board may elect to petition the Delaware Court of Chancery to determine if any contingency reserve will be reasonably likely to be sufficient to satisfy pending claims and claims that have not arisen but might arise, but may choose not to do so. Such a determination by the Delaware Court of Chancery (assuming the court’s instructions are followed and the Legacy Plan of Dissolution is approved by the court) would furnish additional protection for Legacy’s directors against personal liability to any unpaid claimants for establishing an insufficient contingency reserve. However, this process might significantly extend the period before one or more distributions are made to NiMin, which would also then extend the time period before NiMin can be dissolved and distributions made to the Shareholders.

Stock Exchange Listing

The Common Shares currently trade on the TSX. If the Sale Transaction is completed, according to TSX’s rules, the Corporation will be deemed to have gone through a Change in Business (as such term is defined in the TSX Company Manual). As a result, the Corporation will be required to meet TSX’s original listing requirements to remain listed. The Corporation does not expect to meet these requirements as the Corporation will cease to be engaged in an ongoing business. As a result, the Corporation will take the appropriate steps to voluntarily delist from TSX as soon as practicable following Closing. In an effort to maintain liquidity in the Common Shares, the Board may apply to transfer the Corporation’s listing to NEX, a separate board of the TSXV that provides a trading forum for listed companies that have low levels of business activity or have ceased to carry on an active business; however, no assurance can be provided that a NEX listing will be obtained. The Corporation expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX.

Shareholder Approval

As the Sale of Assets can be considered a sale of all or substantially all of the assets of the Corporation, other than in the ordinary course of business, Section 190 of the ABCA required that the Sale Resolution approving the Sale of Assets must be approved by at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the Meeting. In addition, in connection with certain severance payments and the acceleration of vesting of certain unvested incentive stock options held by certain officers and directors of the Corporation triggered by the Sale of Assets, Canadian securities law requires that the Sale Resolution must be approved by a majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting excluding votes in respect of Common Shares held by such officers and directors of the Corporation pursuant to MI 61-101.

Notwithstanding the foregoing, the Sale Resolution authorizes the Board, without further notice to, or the approval of the Shareholders, to decide not to proceed with the Sale of Assets and to revoke such Sale Resolution at any time prior to the Sale of Assets becoming effective. See Appendix “C” to this Circular for the full text of the Sale Resolution.

Rights of Dissent to the Sale of Assets

Registered Shareholders have the right to dissent with respect to the Sale Resolution and, if the Sale of Assets is completed, to be paid by the Corporation the fair value of all of their Common Shares in accordance with the procedures established under Section 191 of the ABCA, which has been reproduced in its entirety at Appendix “F” to this Circular. Section 191 of the ABCA requires that a Dissenting Shareholder send to the Corporation a written objection to the Sale Resolution, at or prior to the commencement of the Meeting or any adjournment thereof. A vote against the Sale Resolution, an abstention from voting thereon or the execution or exercise of a proxy does not constitute a written objection. A Shareholder will not be entitled to dissent rights in respect of Common Shares held by him or her if such Shareholder votes (or instructs his or her proxy holder to vote) any Common Shares in favour of the Sale Resolution.

Beneficial Shareholders who wish to dissent should be aware that only Registered Shareholders are entitled to dissent. Accordingly, a Beneficial Shareholder desiring to exercise his, her or its right to dissent must make arrangements for the Common Shares beneficially owned by such person to be re-registered in his, her or its name prior to the time the written objection to the Sale Resolution is required to be received by the Corporation, or, alternatively, make arrangements for the registered holder of his, her or its Common Shares to dissent on his, her or its behalf. See Appendix “F” to this Circular for the full text of Section 191 of the ABCA.

Under the ABCA, an application by the Corporation or by a Dissenting Shareholder, if he or she has sent a valid objection to the Corporation, may be made to the Court of Queen’s Bench of Alberta (the “Alberta Court”) by way of an originating notice, after the approval of the Sale Resolution, to fix the fair value of Dissenting Shareholder’s Common Shares. The fair value is to be determined as of the close of business on the last business day before the date on which the Sale Resolution was adopted. If an application is made to the Alberta Court, the Corporation shall, unless the Alberta Court otherwise orders, send to each Dissenting Shareholder at least ten (10) days before the date on which the application is returnable if the Corporation is the applicant, or within ten (10) days after the Corporation is served with a copy of the originating notice if the Dissenting Shareholder is the applicant, a written offer to pay an amount considered by the Board to be the fair value of the Dissenting Shareholder’s Common Shares. Every such offer is to be made on the same terms to each Dissenting Shareholder and contain or be accompanied by a statement showing how the fair value of the Common Shares was determined.

Upon the occurrence of the earliest of: (i) the effective date of the Sale of Assets; (ii) an agreement between a Dissenting Shareholder and either the Corporation as to the payment to be made for the Dissenting Shareholder’s Common Shares; or (iii) a pronouncement of the Alberta Court fixing the fair value of the Dissenting Shareholders’ Common Shares, a Dissenting Shareholder ceases to have any rights as a Shareholder other than the right to be paid the fair value for his or her Common Shares in the amount agreed to between the Corporation, and the Dissenting Shareholder, or in the amount fixed by the Alberta Court, as the case may be. Until one of these events occurs, a Dissenting Shareholder may withdraw his or her dissent notice, or the Corporation may rescind the Sale Resolution and, in either event, the dissent and appraisal proceedings in respect of such Dissenting Shareholder shall be discontinued.

In order to be effective, a written notice of objection to the Sale Resolution must be received by the CEO of the Corporation, at Suite 100, 1160 Eugenia Place, Carpinteria California U.S.A. 93013, prior to the commencement of the Meeting, or at the Meeting. The foregoing is only a summary of the dissent provisions of the ABCA, which are technical and complex, and failure to comply strictly with the provisions of the ABCA may prejudice the exercise of the right of dissent. Any Shareholder considering the exercise of the right of dissent should seek his or her own legal advice, including with respect to the tax consequences of exercising the right of dissent which are not described herein.

Information Regarding the Purchasers

The California Purchaser, Southern San Joaquin Production, LLC, is a limited liability company incorporated under the laws of Delaware and carries on business in the oil and gas industry in the United States. The California Purchaser is arm’s length to the Corporation.

The Wyoming Purchaser, BreitBurn Operating L.P., is a limited partnership under the laws of Delaware and carries on business in the oil and gas industry in the United States. The Wyoming Purchaser is arm’s length to the Corporation.

Terms of the Sale Transactions

The provisions of the Purchase and Sale Agreements are the result of arm’s length negotiations conducted between representatives of the Corporation, the Purchasers and their respective advisors.

On April 24, 2012, the Corporation, Legacy and the Wyoming Purchaser entered into the Wyoming Purchase and Sale Agreement, pursuant to which the Wyoming Purchaser agreed to acquire, and the Corporation and Legacy agreed to sell, the Wyoming assets for total cash consideration of $98,050,000, subject to deduction and adjustment in accordance with the terms of the Wyoming Purchase and Sale Agreement. The Wyoming Sale is expected to close on or about June 29, 2012, if the Sale Resolution is approved by the Shareholders. See “Wyoming Purchase and Sale Agreement” below.

On April 26, 2012, the Corporation, Legacy and the California Purchaser entered into the California Purchase and Sale Agreement, pursuant to which the California Purchaser agreed to acquire, and the Corporation and Legacy agreed to sell, the California assets for total cash consideration of $27,200,000, subject to deduction and adjustment in accordance with the terms of the California Purchase and Sale Agreement and of which amount $3 million will be held in escrow and subject to release pursuant to the terms and conditions of the Escrow Agreement. The California Sale is expected to close on or about June 29, 2012, if the Sale Resolution is approved by the Shareholders. See “California Purchase and Sale Agreement” below.

Wyoming Purchase and Sale Agreement

The following is a summary only of the Wyoming Purchase and Sale Agreement and reference should be made to the full text of the Wyoming Purchase and Sale Agreement, a copy of which is attached to the Circular as Appendix “G” hereto.

Purchase Price

The total consideration for the purchase, sale and conveyance of the Wyoming Assets, as more specifically described in Exhibit A to the Wyoming Purchase and Sale Agreement attached hereto as Appendix “G”, to the Wyoming Purchaser is the Wyoming Purchaser’s payment to Legacy of the sum of $98,050,000 in cash.

The Wyoming Purchase Price is subject to adjustments in accordance with provisions of the Wyoming Purchase and Sale Agreement, including increases to the Wyoming Purchase Price for title benefits, certain paid taxes and proceeds from sales of hydrocarbons produced and saved prior to the Wyoming Effective Time and decreases to the Wyoming Purchase Price for allocated values of those assets comprising the Wyoming Assets not conveyed at closing due to failure to obtain a consent or preferential purchase right, title and environmental defects, certain unpaid taxes and proceeds from sales of hydrocarbons produced and saved after the Wyoming Effective Time.

Representations, Warranties

The Wyoming Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the Wyoming Purchaser and of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things:

•	existence, including corporate organization, qualification and good standing;

•	legal power and right to enter into and perform the Wyoming Purchase and Sale Agreement and the transactions contemplated thereby;

•

consummation of transactions contemplated by the Wyoming Purchase and Sale Agreement does not violate or conflict with constating documents, material agreements, any judgment, order, ruling or decree applicable to such party and applicable law;

•	authorization, execution, delivery and enforceability of the Wyoming Purchase and Sale Agreement;

•	broker’s and finder’s fees;

•	no bankruptcy, reorganization or arrangement proceedings; and

•	no material suit, action claim, investigation or inquiry threatened.

The Wyoming Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the Wyoming Purchaser, relating to, among other things:

•	rentals, royalties and other certain payments paid, except those amounts in suspense;

•	tax matters, including the filing of tax returns and the absence of pending tax claims or ongoing proceedings;

•	absence of material breach or material default under leases, easements and material contracts;

•	conveyance of Wyoming Assets free and clear of liens, mortgages and encumbrances except as permitted under the Wyoming Purchase and Sale Agreement;

•	no well imbalances associated with the Wyoming Assets except as set forth in the Wyoming Purchase and Sale Agreement;

•

execution and delivery of the Wyoming Purchase and Sale Agreement does not conflict with or breach constating documents, render void terms and conditions of any agreement to which Legacy is a party to, result in default pertaining to the Wyoming Assets and agreements thereto, or violate certain consents or preferential rights;

•

no consents, approvals, authorization or permits required for or in connection with the execution and delivery of the Wyoming Purchase and Sale Agreement by Legacy or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated thereby by Legacy except as set out therein;

•	compliance with laws;

•	permits;

•	absence of wells that Legacy is obligated to plug and abandon;

•

no outstanding authorities to conduct any operations or expenditures with respect to the Wyoming Assets binding on Legacy, and binding on the Wyoming Purchaser after closing of the Wyoming Sale, in excess of $50,000 per item, except as set forth in the Wyoming Purchase and Sale Agreement;

•	status of Legacy not an “investment company”;

•	material compliance with environmental laws;

•	disclosed payout allocation of rights pertaining to any wells; and

•	disclosed funds held in suspense by Legacy to be transferred to the Wyoming Purchaser at closing.

Additionally, the Wyoming Purchase and Sale Agreement also contains further representations and warranties of the Wyoming Purchaser to Legacy and NiMin, relating to, among other things:

•	qualification to own and operate the Wyoming Assets;

•	acquisition of the Wyoming Assets for the Wyoming Purchaser’s own account;

•	sufficient financial resources;

•	satisfaction with due diligence investigation subject to the Wyoming Purchase and Sale Agreement; and

•

no consent, approval, waiver, authorization, notice or filing required to be obtained or made by the Wyoming Purchaser in connection with the execution, delivery and performance by the Wyoming Purchaser of the Wyoming Purchase and Sale Agreement.

Conditions to Completion of the Wyoming Sale

•	Conditions Precedent for the benefit of Legacy and the Corporation

•	The representations and warranties of the Wyoming Purchaser shall be true and correct in all material respects on the closing date of the Wyoming Sale;

•

The Wyoming Purchaser shall have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•	The Wyoming Purchaser shall have delivered to Legacy the Wyoming Purchase Price pursuant to the Wyoming Purchase and Sale Agreement;

•

The Wyoming Purchaser shall have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the Wyoming Purchase and Sale Agreement (including an officer’s certificate and assignment); and

•	Shareholder approval shall have been obtained.

•	Conditions Precedent for the benefit of the Wyoming Purchaser

•	The representations and warranties of Legacy and NiMin shall be true and correct in all material respects on the closing date of the Wyoming Sale;

•

Legacy and NiMin shall have performed, in all material respects, the obligations, covenants and agreements contained in the Wyoming Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the Wyoming Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•

Legacy and NiMin shall have executed, acknowledged and delivered, as appropriate, to the Wyoming Purchaser all closing documents as required under the Wyoming Purchase and Sale Agreement (including an assignment, letters to purchasers of production, officer’s certificate, certificate of non-foreign status of Legacy, change of operator forms, releases relating to security, if any, affecting the Wyoming Assets, and financial statements); and

•	Shareholder approval shall have been obtained.

Covenants and Operation of the Wyoming Assets

•	Operations after Wyoming Effective Time

•

From and after the date of the Wyoming Purchase and Sale Agreement until closing of the Wyoming Sale, Legacy has agreed to operate the Wyoming Assets in the ordinary manner consistent with past practice and not enter into contacts or commitments of more than $50,000 without prior written approval by the Wyoming Purchaser. The Wyoming Purchaser shall reimburse Legacy a monthly fee of $51,000 per month during this time for administrative overhead expenses incurred by Legacy in order to operate the Wyoming Assets accordingly.

•	Limitations on the Operational Obligations and Liabilities of Legacy

•

From and after the date of execution of the Wyoming Purchase and Sale Agreement and until the closing of the Wyoming Sale, Legacy shall use its reasonable efforts to operate the Wyoming Assets and use its reasonable efforts to cause any other operators to operate and administer the Wyoming Assets in a manner consistent with its past practices, and shall carry on its business with respect to the Wyoming Assets in substantially the same manner as before execution of the Wyoming Purchase and Sale Agreement.

•	Special Meeting: Information Circular/Proxy Statement

•

Following the date of the Wyoming Purchase and Sale Agreement, the Corporation shall establish the Record Date and the parties shall reasonably cooperate in connection with the preparation of the Circular. The Corporation shall mail the Circular to the Shareholders as promptly as practicable after the Circular has been approved and use all reasonable efforts to hold the Meeting as soon as practicable thereafter.

•	Required Approvals

•

Following the execution of the Wyoming Purchase and Sale Agreement, NiMin and Legacy shall use commercially reasonable efforts, and the Wyoming Purchaser shall cooperate in good faith with Legacy, to obtain all approvals required from any regulatory authority as specified in the Wyoming Purchase and Sale Agreement.

•	Operation of Wyoming Assets after the Closing

•

Legacy shall not be obligated to continue operating any of the Wyoming Assets following the closing and the Wyoming Purchaser assumes full responsibility for operating all of the Wyoming Assets following the closing. Legacy shall make its personnel available to the Wyoming Purchaser prior to closing as may be reasonably necessary to assist in the transition if the Wyoming Purchaser becomes the operator. If Legacy continues to operate any of the Wyoming Assets following closing at the request of the Wyoming Purchaser, such continued operation by Legacy shall be for the account of the Wyoming Purchaser, at the sole risk, cost and expense of the Wyoming Purchaser and Legacy is indemnified by the Wyoming Purchaser during the course of such post-closing operation.

•	Casualty Loss

•

The Wyoming Purchaser shall assume all risk of loss with respect to, and any change in the condition of, the Wyoming Assets from the date of the Wyoming Purchase and Sale Agreement until closing. Notwithstanding the foregoing, Legacy shall pay to the Wyoming Purchaser all sums paid to it by third parties by reason of the destruction or taking of such Wyoming Assets.

•	Operatorship

•

Within five (5) business days after closing, Legacy will send out notifications of its resignation as operator for all wells that Legacy currently operates and is selling to the Wyoming Purchaser pursuant to the Wyoming Purchase and Sale Agreement.

•	Records

•	Legacy shall provide the Wyoming Purchaser with all accounting records and information relating to the Wyoming Assets for the period from the Wyoming Effective Time to closing.

•	Administrative Duties and Other Obligations

•	Legacy shall complete all administrative duties and other obligations pertaining to the production of minerals from the Wyoming Assets up to closing.

•	No-Shop

•

Legacy and NiMin are prohibited from soliciting or initiating any discussion regarding a business combination or asset sale involving the Wyoming Assets and provides for a $5 million termination fee in certain circumstances, including if Shareholders do not approve the Sale Resolution and if an Acquisition Proposal that constitutes a Superior Proposal (as defined in the Wyoming Purchase and Sale Agreement) is accepted or approved.

•	Support Agreement

•

Concurrently with the signing of the Wyoming Purchase and Sale Agreement, Legacy shall deliver to the Wyoming Purchaser certain executed support agreements in the form attached to the Wyoming Purchase and Sale Agreement from each of the required officers and directors.

Survival

The representations, warranties, covenants and obligations of Legacy under the Wyoming Purchase and Sale Agreement shall not survive the closing. The representations, warranties, covenants and obligations of NiMin shall survive the closing for ninety (90) days only. Any claims for breach of representation or warranty properly raised prior to the expiration of such representation or warrant shall survive until such claim and the payment and the indemnity with respect thereto are resolved.

Termination Events

The Wyoming Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the Wyoming Sale, upon certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy or the Wyoming Purchaser if the closing has not occurred before June 29, 2012, unless substantive comments are received from the SEC regarding the Circular, in which event closing shall occur on or before ninety (90) days from the execution of the Wyoming Purchase and Sale Agreement;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the Wyoming Purchase and Sale Agreement;

•

by either party if the aggregate amount of all Wyoming Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the Wyoming Purchase Price;

•

by the Wyoming Purchaser if Shareholder approval for the Sale Resolution is not obtained or if Legacy accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal (as defined in the Wyoming Purchase and Sale Agreement), in which case Legacy shall within one business day after termination, pay to the Wyoming Purchaser a fee of $5,000,000; and

•

by Legacy if NiMin, Legacy or the Board, as applicable, accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal (as defined in the Wyoming Purchase and Sale Agreement) that constitutes a Superior Proposal (as defined in the Wyoming Purchase and Sale Agreement) and concurrently therewith Legacy pays to the Wyoming Purchaser a fee of $5,000,000, provided that NiMin and Legacy have complied with no-shop obligations pursuant to the Wyoming Purchase and Sale Agreement.

Indemnification

•	Wyoming Purchaser’s Indemnification

•

The Wyoming Purchaser shall release, defend, indemnify and hold harmless Legacy, its partners, and their respective officers, directors, employees, agents, partners, representatives, members, Shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Wyoming Legacy Indemnitees”) from and against: (a) any and all claims, damages, liabilities, losses, causes of action, costs and expenses to the extent resulting from, arising out of, or related to assumed obligations; and (b) any breach by the Wyoming Purchaser of any of the Wyoming Purchaser’s representations and warranties, regardless of whether caused or contributed to by the sole, joint, comparative or concurrent negligence or strict liability of any of the Wyoming Legacy Indemnitees.

•	Legacy’s Indemnification – Third Party Non-Environmental Claims

•

Legacy shall release, defend, indemnify and hold harmless the Wyoming Purchaser, its members and affiliates, and their respective officers, directors, employees, agents, representatives, members, Shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Wyoming Purchaser Non-Environmental Indemnitees”) from and against: (a) any and all third party non-environmental claims relating to Legacy’s ownership or operation of the Wyoming Assets prior to the Wyoming Effective Time or as a result of, arising out of, or related to retained obligations; (b) any breach by Legacy of any of Legacy’s representations and warranties; (c) any act or omission by Legacy involving or relating to excluded assets; (d) existing claims and litigation, as applicable; (e) any claims for personal injury or death relating to the Wyoming Assets and occurring prior to closing; and (f) taxes of Legacy, in each case, regardless of whether causes or contributed to by the sole, joint, comparative or concurrent negligence or strict liability of any of the Wyoming Purchaser Non-Environmental Indemnitees. It is the intent that Legacy only be obligated to the extent of the excess of the claims above the deductible percentage of three percent (3%) of the Wyoming Purchase Price of the Wyoming Assets.

•	Legacy’s Indemnification – Third Party Environmental Claims

•

Legacy shall release, defend, indemnity and hold harmless the Wyoming Purchaser, its partners, and their respective officers, directors, employees, agents, representatives, members, Shareholders, affiliates and subsidiaries (collectively, the “Wyoming Purchaser Environmental Indemnitees”) from and against any and all third party environmental claims relating to Legacy’s ownership or operation of the Wyoming Assets prior to the Wyoming Effective Time or as a result of, arising out of, or related to the retained obligations regardless of whether caused or contributed to by the sole, joint, comparative or concurrent negligence or strict liability of any of the Wyoming Purchaser Environmental Indemnitees. It is the intent that Legacy only be obligated to the extent of the excess of the claims above the deductible percentage of three percent (3%) of the Wyoming Purchase Price of the Wyoming Assets.

An indemnifying party shall be obligated to defend, at the indemnifying party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified party relating to any matter for which the indemnifying party has agreed to indemnify and hold the indemnified party harmless under the Wyoming Purchase and Sale Agreement.

Dispute Resolution

Disputes arising out of or relating to title issues, environmental issues or calculation of the estimated adjustments to the Wyoming Purchase Price that the parties are unable to resolve pursuant to the dispute resolution provision set out in the Wyoming Purchase and Sale Agreement within a period of forty-five (45) days after such dispute arose, each party shall have the right to submit such dispute to an independent expert, who shall serve as sole arbitrator in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the rules and procedures of the Texas Arbitration Act and Rules of the American Arbitration Association. The decision and award of the independent expert shall be binding upon the parties as an award under the Federal Arbitration Act and final and non-appealable to the maximum extent permitted by law.

Name Change

The Wyoming Purchaser shall remove the names of Legacy and its affiliates from the Wyoming Assets as soon as reasonably possible after the closing of the Wyoming Sale, but in no event later than sixty (60) days after the closing.

Expenses

Each party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with the Wyoming Sale. No party shall be entitled to any reimbursement for such expenses from another party.

Reasonable Commercial Efforts

Each party shall use its respective reasonable commercial efforts to take or cause to be taken all actions, and do or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary to consummate and make effective the transactions contemplated by the Wyoming Purchase and Sale Agreement.

Governing Law

The Wyoming Purchase and Sale Agreement shall be governed and construed in accordance with the laws of the State of Wyoming, with the parties agreeing to venue in Park County, Wyoming.

Support Agreement

Pursuant to the Wyoming Purchase and Sale Agreement, certain support agreements executed by directors and executive officers of the Corporation (“Support Securityholders”) was delivered to the Wyoming Purchaser, whereby the Support Securityholders agreed to vote or cause to be voted at the Meeting an aggregate of 5.13% of the issued and outstanding Common Shares, and any Common Shares resulting from the exercise of Options to purchase an aggregate of 3,925,000 additional Common Shares between the date of the support agreement and closing of the Wyoming Sale, in favour of the Sale Resolution.

Furthermore, the Support Securityholders agreed, among other things, not to sell or otherwise transfer or dispose of their Common Shares or Options, not to exercise any dissent rights, not to solicit or initiate any communications regarding an Acquisition Proposals (as defined in the Wyoming Purchase and Sale Agreement) and not to take action or exercise rights that would impede, prevent, hinder, delay or challenge the Wyoming Sale.

California Purchase and Sale Agreement

The following is a summary only of the California Purchase and Sale Agreement and reference should be made to the full text of the California Purchase and Sale Agreement, a copy of which is attached to the Circular as Appendix “H” hereto.

Purchase Price

The total consideration for the purchase, sale and conveyance of the California Assets, as more specifically described in the California Purchase and Sale Agreement, is the of the sum of $27,200,000 in cash, subject to adjustments, including increases to the California Purchase Price for certain taxes and allocation of expenses and revenues and decreases to the California Purchase Price for revenues and allocated values of those assets comprising the California Assets not conveyed at closing due to an unresolved preferential right or consent, title defects, certain taxes and allocation of expenses and revenues.

Representations, Warranties

The California Purchase and Sale Agreement contains a number of customary mutual representations and warranties of Legacy and NiMin to the California Purchaser and of the California Purchaser to Legacy and NiMin, relating to, among other things:

•	existence, including corporate organization, qualification and good standing;

•	legal power and right to enter into and perform the California Purchase and Sale Agreement and the transactions contemplated thereby;

•

consummation of transactions contemplated by the California Purchase and Sale Agreement does not violate or conflict with constating or governing documents, material agreements, any judgment, order, ruling or decree applicable to such party and applicable law;

•	authorization, execution, delivery and enforceability of the California Purchase and Sale Agreement;

•	broker’s and finder’s fees;

•	no bankruptcy, reorganization or arrangement proceedings; and

•	no material suit, action claim, investigation or inquiry threatened.

The California Purchase and Sale Agreement contains additional representations and warranties of Legacy and NiMin to the California Purchaser, relating to, among other things:

•	rentals, royalties and other certain payments paid, except those amounts in suspense;

•	tax matters, including the filing of tax returns;

•	absence of material breach or material default under material contracts;

•	conveyance of California Assets free and clear of liens, mortgages and encumbrances except as permitted under the California Purchase and Sale Agreement;

•	no preferential rights to purchase, options to purchase, consents to assign or confidentiality agreements affecting the California Assets;

•	compliance with laws;

•	permits;

•	no take-or-pay or calls on production;

•	sufficient rights to operate;

•	current commitments; and

•	employees.

Additionally, the California Purchase and Sale Agreement also contains further representations and warranties of the California Purchaser to Legacy and NiMin, relating to, among other things:

•	qualification to own and operate the California Assets;

•	acquisition of the California Assets for the California Purchaser’s own account;

•	sufficient financial resources;

•	satisfaction with due diligence investigation subject to the California Purchase and Sale Agreement; and

•

no consent, approval, waiver, authorization, notice or filing required to be obtained or made by the California Purchaser in connection with the execution, delivery and performance by the California Purchaser of the California Purchase and Sale Agreement.

Conditions to Completion of the California Sale

•	Conditions Precedent for the benefit of Legacy and the Corporation

•	The representations and warranties of the California Purchaser shall be true and correct in all material respects on the closing date of the California Sale;

•

California Purchaser shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•	The California Purchaser shall have delivered to Legacy the California Purchase Price pursuant to the California Purchase and Sale Agreement;

•

The California Purchaser shall have executed, acknowledged and delivered, as appropriate, to Legacy all closing documents as required under the California Purchase and Sale Agreement (including the California Purchase Price, net of adjustments and less an indemnity escrow amount, deliver to escrow agent an indemnity escrow amount and possession of the California Assets);

•	All appropriate consents have been obtained and preferential rights exercised or elapsed;

•	Shareholder approval shall have been obtained;

•	Holders of not more than ten percent (10%) of the issued and outstanding Common Shares have exercised rights of dissent in connection with the California Sale; and

•

Legacy shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

Legacy and NiMin shall use their reasonable commercial efforts to satisfy and comply with the conditions precedent for the benefit of Legacy and NiMin and those for the benefit of the California Purchaser.

•	Conditions Precedent for the Benefit of the California Purchaser

•	The representations and warranties of Legacy and NiMin shall be true and correct in all material respects on the closing date of the California Sale;

•

Legacy and NiMin shall have performed all material obligations, covenants and agreements contained in the California Purchase and Sale Agreement to be performed or complied with by it at or prior to the closing of the California Sale;

•	No suit, action or other proceeding shall be pending or threatened;

•

Legacy shall have executed, acknowledged and delivered, as appropriate, to the California Purchaser all closing documents as required under the California Purchase and Sale Agreement (including an assignment, the Escrow Agreement, affidavit of non-foreign status, withholding certificate, change of operator forms and releases from employees) and delivered to the California Purchaser possession of the California Assets;

•	Shareholder approval shall have been obtained; and

•

The California Purchaser shall have received evidence that any approval required in connection with the sale of the California Assets to the California Purchaser have been obtained as contemplated pursuant to required approvals under the California Purchase and Sale Agreement.

The California Purchaser shall use their reasonable commercial efforts to satisfy and comply with the conditions precedent for the benefit of Legacy and NiMin and those for the benefit of the California Purchaser.

Covenants and Operation of the California Assets

•	Operations after California Effective Time

•

From and after the date of the California Purchase and Sale Agreement until closing of the California Sale, Legacy has agreed to operate the California Assets in the ordinary manner consistent with past practice and not enter into contacts or commitments of more than $50,000 without prior written approval by the California Purchaser. The California Purchaser shall reimburse Legacy a monthly fee of $80,000 per month during this time for administrative overhead expenses incurred by Legacy in order to operate the California Assets accordingly.

•	Limitations on the Operational Obligations and Liabilities of Legacy

•

From and after the date of execution of the California Purchase and Sale Agreement and until the closing of the California Sale, Legacy shall use its reasonable efforts to operate the California Assets and use its reasonable efforts to cause any other operators to operate and administer the California Assets in a manner consistent with its past practices, and shall carry on its business with respect to the California Assets in substantially the same manner as before execution of the California Purchase and Sale Agreement.

•	Special Meeting: Information Circular/Proxy Statement

•

Following the date of the California Purchase and Sale Agreement, the Corporation shall establish the Record Date and the parties shall reasonably cooperate in connection with the preparation of the Circular. The Corporation shall mail the Circular to the Shareholders as promptly as practicable after the Circular has been approved and use all reasonable efforts to hold the Meeting as soon as practicable thereafter.

•	Required Approvals

•

Following the execution of the California Purchase and Sale Agreement, NiMin and Legacy shall use commercially reasonable efforts, and the California Purchaser shall cooperate in good faith with Legacy, to obtain all approvals required from any regulatory authority as specified in the California Purchase and Sale Agreement.

•	Operation of California Assets after the Closing

•

Legacy shall not be obligated to continue operating any of the California Assets following the closing and the California Purchaser assumes full responsibility for operating all of the California Assets following the closing. Legacy shall make its personnel available to the California Purchaser prior to closing as may be reasonably necessary to assist in the transition if the California Purchaser becomes the operator. Notwithstanding anything to the contrary contained in the California Purchase and Sale Agreement, as of closing, Legacy will resign as operator of any wells within the California Assets that Legacy currently operates.

•	Casualty Loss

•

The California Purchaser shall assume all risk of loss with respect to, and any change in the condition of, the California Assets from the date of the California Purchase and Sale Agreement until closing. Notwithstanding the foregoing, Legacy shall pay to the California Purchaser all sums paid to it by third parties by reason of the destruction or taking of such California Assets.

•	Operatorship

•

As of closing, Legacy will send out notifications of its resignation as operator for all wells that Legacy currently operates and is selling to the California Purchaser pursuant to the California Purchase and Sale Agreement.

•	Personnel

•

Legacy and its affiliates shall reasonably cooperate with the California Purchaser in permitting the California Purchaser to interview, on a voluntary basis, certain employees, so as to make selection decisions and communicate to such employees any information concerning employment offers and employment with the California Purchaser.

Survival

The representations, warranties, covenants and obligations of Legacy under the California Purchase and Sale Agreement shall survive closing for sixty (60) days only, provided NiMin shall be responsible for such representations, warranties, covenants and obligations after such sixty (60) day period until six (6) months from closing of the California Sale. Any claim for indemnification or breach of representation or warranty properly raised prior to the expiration of such representation or warrant shall survive until such claim and the payment and the indemnity with respect thereto are resolved, provided, that in no event shall Legacy’s and/or NiMin’s liability for any such claims exceed in the aggregate $3,000,000 deposited pursuant to the Escrow Agreement.

Termination Events

The California Purchase and Sale Agreement may be terminated at any time at or prior to the closing of the California Sale, upon certain termination events including the following:

•	by mutual written consent of the parties;

•

by Legacy on the closing date of the California Sale if Legacy’s conditions to close have not been satisfied in all material respect by the California Purchaser or waived by Legacy in writing by the closing date;

•

by the California Purchaser on the closing date of the California Sale if the California Purchaser’s conditions to close have not been satisfied in all material respect by Legacy and NiMin or waived by the California Purchaser in writing by the closing date;

•	by either party if the closing of the California Sale shall not have occurred on or before July 20, 2012;

•

by either party if any governmental authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated by the California Purchase and Sale Agreement; and

•

by either party if the aggregate amount of all California Purchase Price adjustments with respect to uncured title defects plus environmental defect values exceeds fifteen percent (15%) of the California Purchase Price.

Indemnification

•	California Purchaser’s Indemnification

•

The California Purchaser shall release, defend, indemnify and hold harmless Legacy, its partners, and their respective officers, directors, employees, agents, partners, representatives, members, Shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “California Legacy Indemnitees”) from and against any and all claims, damages, liabilities, losses, causes of action, costs and expenses to the extent resulting from, arising out of, or related to assumed obligations, regardless of whether caused or contributed to by the sole, joint, comparative or concurrent negligence or strict liability of any of the California Legacy Indemnitees.

•	Legacy’s and NiMin’s Indemnification

•

Legacy and NiMin shall release, defend, indemnify and hold harmless the California Purchaser, its partners, and their respective officers, directors, employees, agents, representatives, members, Shareholders, affiliates and subsidiaries (collectively, the “California Purchaser Indemnitees”) from and against any and all losses as a result of, arising out of, or related to the retained obligations, pursuant to the California Purchase and Sale Agreement, regardless of whether caused or contributed to by the sole, joint, comparative or concurrent negligence or strict liability of any of the California Purchaser Indemnitees.

An indemnifying party shall be obligated to defend, at the indemnifying party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified party relating to any matter for which the indemnifying party has agreed to indemnify and hold the indemnified party harmless under the California Purchase and Sale Agreement.

Indemnity Escrow

As closing of the California Sale, the California Purchaser shall pay to an escrow agent $3,000,000 in accordance with terms of the California Purchase and Sale Agreement and the Escrow Agreement to be entered into at closing by and among the California Purchaser, Legacy and the escrow agent. Any indemnity payment that Legacy or NiMin is obligated to make to the California Purchaser Indemnitees shall be paid by way of the escrowed funds in accordance with the terms of the Escrow Agreement.

Dispute Resolution

Disputes arising out of or relating to title issues, environmental issues or calculation of the estimated adjustments to the California Purchase Price that the parties are unable to resolve pursuant to the dispute resolution provision set out in the California Purchase and Sale Agreement within a period of forty-five (45) days after such dispute arose, each party shall have the right to submit such dispute to an independent expert, who shall serve as sole arbitrator in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the Rules of the American Arbitration Association. The decision and award of the independent expert shall be binding upon the parties as an award under the Federal Arbitration Act and final and non-appealable to the maximum extent permitted by law.

Name Change

The California Purchaser shall remove the names of Legacy and its affiliates from the California Assets as soon as reasonably possible after the closing of the California Sale, but in no event later than forty-five (45) days after the closing.

Expenses

Each party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with the California Sale. No party shall be entitled to any reimbursement for such expenses from another party.

Governing Law

The California Purchase and Sale Agreement shall be governed and construed in accordance with the laws of the State of California, with the parties agreeing to venue in Los Angeles County, California.

INFORMATION REGARDING THE

LIQUIDATION AND DISSOLUTION OF THE CORPORATION

If the Sale of Assets is completed, the Corporation will cease to have an operating business and the assets of the Corporation will consist primarily of cash and cash equivalents, including $3 million in cash held by an escrow agent pursuant to the terms and conditions of the Escrow Agreement. Further to the considerations described above under “Recommendations of the Board”, the Board intends to distribute the Legacy Liquidation Distribution Amount and cash on hand less the Corporation’s liabilities in one or more instalments as part of the Winding Up.

In order to proceed with the Winding Up, Shareholder approval by way of a special resolution is required by at least 66 2/3% of the votes cast by Shareholders present in person or represented by proxy at the Meeting. In addition, in connection with certain severance payments and the acceleration of vesting of certain unvested incentive stock options held by certain officers and directors of the Corporation triggered by the Sale of Assets, Canadian securities law requires that the Winding Up Resolution must be approved by a majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting excluding votes in respect of Common Shares held by such officers and directors of the Corporation pursuant to MI 61-101.

Notwithstanding Shareholder approval of the Winding Up Resolution, the Board will retain the discretion not to proceed with the Winding Up if it determines that the Winding Up is no longer in the best interests of the Corporation and its Shareholders.

Distribution of Cash and the Winding Up

The Board anticipates that after the completion of the Sale of Assets the Shareholders will receive between $[—] and $[—] in cash per Common Share, which amount will be paid in one or more instalments. The amount of the payment(s) shall be determined by the Board after repayment of the Corporation’s debt and reviewing tax and other potential liabilities of the Corporation and Legacy, which are currently estimated to be between approximately $52.6 million to $55.1 million, including the retirement of senior banking facilities ($38 million), severance, change of control and termination payments ($3 million), the early termination of hedges ($1 million) and costs relating to the Sale of Assets and the Winding Up ($4 million). Although management of the Corporation believes that the estimates of the liabilities set forth herein are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities may differ materially from the estimates presented above, thereby affecting the amount of cash available to be distributed to Shareholders. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs not factored into the above estimated liabilities and obligations which would materially reduce the amount of cash available for distribution to Shareholders, but there is no assurance this will remain the case.

The anticipated amount of cash to be distributed to the Shareholders upon completion of the Sale Transactions was calculated using the following estimates of: (i) the proceeds from the Sale Transactions and related matters; and (ii) all of the liabilities of Legacy and the Corporation that must be satisfied prior to the completion of the Winding Up:

	High ($)		Low ($)
Sale Proceeds(1)		125,250,000		125,250,000
Proceeds upon exercise of outstanding Options		—		—
Post Close Adjustments (April through June)		(5,760,411)		(2,643,639)
Estimated Gross Proceeds		119,489,589		122,606,361
6/30/12 Net Cash on hand		4,870,084		1,657,452
Bonds		900,000		900,000
Excluded Assets		250,000		250,000

Corporation’s net cash on hand		6,020,084		2,807,452
Tax Liabilities		(6,500,000)		(8,100,000)
Senior Loan		(36,000,000)		(36,000,000)
Pre-Payment Penalty(4)		(720,000)		(720,000)
Q2 2012 Interest Payment for Senior Loan		(1,118,853)		(1,118,853)
Senior Loan Legal & Administrative Costs		(180,000)		(180,000)
Asset retirement obligations		(50,000)		(300,000)
Existing Hedges		(1,000,000)		(1,400,000)
Corporate Office Lease		(300,000)		(300,000)

Liabilities of the Corporation		(45,868,853)		(48,118,853)
Severance and Change of Control Payments pursuant to the Termination of Employment Agreements		(3,000,000)		(3,000,000)
Estimated expenses of the Sale Transactions		(2,800,000)		(2,900,000)
Other Winding Up Costs		(950,000)		(1,050,000)
ESTIMATED LIABILITIES		(52,618,853)		(55,068,853)

ESTIMATED NET PROCEEDS		72,890,820		70,344,961

Number of outstanding Common Shares(2)		69,834,396		69,834,396
ESTIMATED NET PROCEEDS PER COMMON SHARE(3)	$	[—]	$	[—]

Notes:

(1)	$3 million is to be held in escrow pursuant to the Escrow Agreement.
(2)	Assumes that none of the issued Options will be exercised and that the outstanding number of Common Shares will remain at 69,834,396.
(3)	This amount has been given as a range to account for a high and low estimate of the Corporation’s cash on hand.
(4)	The current terms of the Senior Loan include that if the Senior Loan is to be repaid prior to June 30, 2012, the Corporation will be required to pay a “make whole provision” compensating the lender for all unpaid interest. Pursuant to the Wyoming Purchase and Sale Agreement, the Corporation intends to close on or before June 29, 2012. The Corporation is currently negotiating with the lender and expects, that the “make whole provision” due would be waived if a prepayment were to occur prior to June 30, 2012. There can be no assurance that such waiver will be obtained. However, the numbers included in the above table make the assumption that the “make whole provision” of approximately $10,000,000 will be waived and not be payable by the Corporation.

Although management of the Corporation believes that the estimates of the liabilities of the Corporation are reasonable based on information currently available to the Corporation, the actual amounts of such liabilities may differ materially from the estimates presented above, and the cash amount distributed to Shareholders from the proceeds of the Sale Transactions may be lower than $[—] per Common Share for a variety of reasons, including: (i) to the extent that the costs incurred to complete the Sale Transactions and the Winding Up are greater than the anticipated amount of $55,068,853; (ii) to the extent there are material unforeseen costs or liabilities that must be satisfied by the Corporation; and (iii) to the extent that there are any unforeseen movements in the Corporation’s cash balances.

As soon as practicable after closing of the Sale Transactions and Legacy Dissolution and after the review by the Board of potential liabilities of the Corporation, the Board shall distribute a reasonable amount of the net cash received from the Sale Transactions in excess of a reasonable reserve for remaining costs and liabilities in an amount determined by the Board in their discretion acting reasonably. Before the final distribution of cash to the Shareholders, the Board will cause all outstanding obligations of the Corporation to be satisfied and, in connection therewith, if in the directors’ discretion they determine it is advisable, obtain a tax clearance certificate from CRA.

As soon as practicable after closing of the Sale Transactions, the Corporation intends to cause Legacy to be dissolved pursuant to the DGCL, with all known liabilities being paid by Legacy. As part of the Legacy Dissolution, Legacy will establish a liquidating trust and retain approximately $250,000 to provide for the administration of the liquidating trust and the payment of any unknown liabilities, if any. The remaining assets of Legacy will be distributed to the Corporation. It is currently anticipated that the Corporation, as the beneficial owner of the liquidating trust, will seek to sell its beneficial interests in the trust to a third party. It is anticipated that the third party will pay the Corporation a substantial discount from the amount deposited in the liquidating trust. Distributions out of the liquidating trust may only be made three (3) years after establishment of the liquidating trust and any claims that occur within such period will be satisfied by the liquidating trust. Legacy will make reasonable provisions for all known claims, contingent, conditional and unmatured claims and any unknown claims that are likely to arise or become known within ten (10) years following the dissolution. The funds in the liquidating trust will be maintained for a period of not less than three (3) years from the time of the establishment of the trust.

Until all cash available for distribution is paid to Shareholders by distribution of capital, the Board shall cause such cash to be invested in short term yield debt instruments of or guaranteed by the Government of Canada or a province thereof or by a Canadian chartered bank or the Government of United States.

If the Sale Transactions and the Winding Up are approved by the Shareholders, the Corporation will provide instructions to Shareholders describing the procedures to be followed to effect the Distributions. The Corporation will, to the extent permitted by the ABCA, reduce the stated capital of the Common Shares in respect of each Distribution by the lesser of the amount of the Distribution and the balance of the stated capital of the Common Shares determined immediately before the Distribution.

The full text of the Winding Up Resolution is attached to the Circular as Appendix “D”.

Procedural Steps

If the Shareholders vote in favour of both the Sale Resolution and the Winding Up Resolution, and the Sale of Assets is completed, the Board intends to (unless it has determined that the Winding Up is no longer in the best interests of Shareholders) proceed with the Winding Up in the following manner:

1.	Upon completion of the Sale of Assets, the Legacy Liquidating Distribution Amount being provided from Legacy to the Corporation, and the Legacy Dissolution which is anticipated to be concluded within sixty (60) days, the Corporation will send a statement of intent to dissolve in prescribed form to the Registrar.

2.	Upon receipt of such statement of intent to dissolve, the Registrar will issue a certificate of intent to dissolve to the Corporation.

3.	Upon the issuance of the certificate of intent to dissolve, the Corporation will cease to carry on business except to the extent necessary for the Winding Up, but its corporate existence will continue until the Winding Up has been completed and the Registrar issued a certificate of dissolution.

4.	After issuance of the certificate of intent to dissolve, the Corporation will immediately cause notice of the issuance of the certificate to be sent or delivered to each known creditor of the Corporation, forthwith publish notice of the issue of the certificate in the Registrar’s periodical or The Alberta Gazette and in a newspaper published or distributed in the place where the Corporation has its registered office, and take reasonable steps to give notice of the issue of the certificate in every jurisdiction where the Corporation was carrying on business at the time it sent the statement of intent to dissolve to the Registrar.

5.	The Corporation anticipates that the Distribution to Shareholders of the cash held by Legacy after the Sale of Assets and the settlement of its obligations as part of its dissolution, pursuant to the Winding Up will be made in one or more instalments. Such Distributions will be made to Shareholders as a reduction of stated capital of the Common Shares to the extent thereof, and thereafter, if necessary as dividends, with Shareholders sharing rateably, share for share, in the Distribution proceeds. A record date will be established in connection with each distribution to determine the Shareholders entitled to participate therein. If a Shareholder cannot be located to receive Distribution proceeds, such proceeds are required to be paid to the Minister responsible for the Unclaimed Personal Property and Vested Property Act (Alberta).

6.	The first Distribution to be made during the Winding Up is currently expected to be made as promptly as practicable after the closing of the Sale of Assets and the Legacy Dissolution and after the satisfaction of statutory requirements (which may include obtaining tax clearance certificates), and the remaining instalments(s) are expected to be made after all liabilities (including contingent liabilities, if any) of the Corporation are satisfied, including the accounting of the Escrowed Funds and payment of all expenses of the Winding Up. The Corporation will reduce the stated capital of the Common Shares in respect of each Distribution by the amount of the Distribution (or, if less, the stated capital of the Common Shares immediately before the Distribution).

7.	After all obligations and liabilities (including contingent liabilities, if any) of the Corporation have been satisfied or otherwise provided for, payment of all of the Corporation’s expenses has been made, and the remaining property of the Corporation has been distributed to Shareholders (which may be made pursuant to a depositary agreement between the Corporation and a depositary), the Corporation will file articles of dissolution with the Registrar and will take all necessary actions to formally dissolve and terminate the Corporation’s existence. Upon receipt of the articles of dissolution, the Registrar will issue a certificate of dissolution. The Corporation will cease to exist on the date shown on the certificate of dissolution and the Common Shares that remain outstanding will be cancelled on that date.

The issuance of a certificate of dissolution will commence certain statutory time periods within which claims may be filed against the Corporation. Notwithstanding the dissolution of the Corporation, a Shareholder to whom any assets of the Corporation have been distributed in connection with the Winding Up is liable to any person commencing a civil, criminal or administrative action or proceeding to enforce a liability against the Corporation, either prior to its formal dissolution or within two (2) years after the date of such dissolution, to the extent of the amount received by the Shareholder on the distribution, provided that an action to enforce that liability is brought within two (2) years after the date of dissolution of the Corporation. See “Risk Factors”.

INTERESTS OF CERTAIN PERSONS AND COMPANIES IN MATTERS TO BE ACTED UPON

Other than as set forth herein, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director, executive officer, proposed nominee for election as a director or any associate or affiliate of any of the foregoing in any matter, other than the election of directors or the appointment of auditors, to be acted upon at the Meeting.

The approval of the Sale of Assets by Shareholders would constitute a “change of control” under the employment agreements of the Corporation’s executive officers and the Option grants of the Corporation’s executive officers and directors. See “Termination and Change of Control Benefits and Management Contracts”.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, the Corporation is not aware of any material interest, direct or indirect, of any “informed person” of the Corporation, any proposed director of the Corporation or any associate or affiliate of any of the foregoing in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

Each of Messrs. Cottman, Wimbish, Dobson, Bayley, Gumma, Peneycad and Redfearn, who hold an aggregate of 3,581,342 Common Shares (approximately 5.13% of the issued and outstanding Common Shares) and Options to purchase 3,925,000 Common Shares, have entered into a voting support agreement pursuant to which they have agreed to vote in favour of the Sale Resolution. See “Information Regarding the Sale of Assets - Support Agreement” and “Common Share Ownership of Management – Certain Beneficial Ownership”.

For the purposes of the above, “informed person” means: (a) a director or executive officer of the Corporation; (b) a director or executive officer of a company that is itself an informed person or subsidiary of the Corporation; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than ten percent (10%) of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Corporation after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice.

Presentation of Financial Statements

The Board has approved the consolidated audited financial statements of the Corporation for the financial year ended December 31, 2011 and management’s discussion and analysis (“MD&A”) in respect thereof which will be presented to the Meeting.

Election of Directors

For this forthcoming year, it is proposed that the Board shall consist of five (5) members. Management therefore intends to place before the Meeting, for approval, with or without modification, a resolution fixing the Board at five (5) members for the next ensuing year. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board. Each director elected will hold office until the next annual meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the by-laws of the Corporation.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation presently held by him, his jurisdiction of residence, his principal occupation at the present and during the preceding five (5) years, the period during which he has served as a director, and the number of voting Common Shares of the Corporation that he has advised are beneficially owned by him or over which control or direction is exercised, directly or indirectly, as of the date hereof.

Name, Age and Province/Country of Residence	Principal Occupation for Past Five Years	Office Held	Year became a Director	Voting Shares Beneficially Owned or Controlled as at the date hereof(1)
Clarence Cottman III(2) California, U.S.A. Age: 56	CEO and Chairman of the Corporation. Prior thereto President of Legacy since inception in October 2005.	CEO and Director	September 4, 2009	2,153,400

Brian E. Bayley(2)(4)(5) British Columbia, Canada Age: 59	Resource Lending Advisor and Director of Sprott Resource Lending Corp.; President of Ionic Management since December 1996 and President and CEO of Quest Capital Corp (“Quest”) from May 2009 to September 2010; previously Co-Chairman of Quest from January 2008 to May 2009; From June 2003 to March 2008, CEO of Quest; From June 2003 to January 2008, President of Quest.	Director	September 4, 2009	155,000

Name, Age and Province/Country of Residence	Principal Occupation for Past Five Years	Office Held	Year became a Director	Voting Shares Beneficially Owned or Controlled as at the date hereof(1)
W. A. (Alf) Peneycad(2)(3)(4)(5) Alberta, Canada Age: 65	Lawyer and since September 1, 2006, Of Counsel to Norton Rose Canada. From February 1983 to September 1, 2006, employed by Petro-Canada in various capacities, including as Vice-President, General Counsel and Chief Compliance Officer.	Director	September 4, 2009	130,000

Robert L. Redfearn(3)(4)(5) Louisiana, U.S.A. Age: 77	Founding partner and practicing lawyer at Simon, Peragine, Smith & Redfearn, LLP, since 1979.	Director	September 4, 2009	173,000

William Gumma(3)(4) California, U.S.A. Age: 64	Private investor and Managing Director of Chisholm Partners, LLC since July 2010. Former President of PetroFalcon Corporation from June 2003 until September 2009. Vice-President of Pacific Falcon LLC from June 2003 until September 2009. Consultant to Centennial Partners from September 1996 until December 2009.	Director	June 24, 2011	67,150

Notes:

(1)	The Common Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as at the date hereof, based upon information furnished to the Corporation by the above individuals. The information above does not include stock options convertible into Common Shares.
(2)	Member of Corporate Governance Committee.
(3)	Member of Reserves Committee.
(4)	Member of Compensation Committee.
(5)	Member of Audit Committee.

Clarence Cottman III

Chairman, CEO and Director

Clarence Cottman III is Chairman, CEO and director of NiMin. Mr. Cottman has over 30 years of experience in the oil and gas industry with a focus on joint ventures, acquisitions and project development. He was on the Advisory Board to Nanes Balkany Partners, a hedge fund investor in small publicly traded energy companies. Mr. Cottman has held various senior management positions at Etrion Corporation (formerly PetroFalcon Corporation), Benton Oil & Gas and Sun E&P. He has negotiated numerous oil and gas contracts and arranged multiple energy financings in both North America and overseas. He holds a BA from Rochester Institute of Technology and an MBA from the University of Rhode Island. Mr. Cottman is a Certified Professional Landman. The Board believes that Mr. Cottman’s expertise and experience in the oil and gas industry is valuable to the Board.

Brian E. Bayley

Director

Brian E. Bayley holds an MBA from Queen’s University. Mr. Bayley is currently a director and Resource Lending Advisor for Sprott Resource Lending Corp. (formerly Quest Capital Corp.), a TSX and NYSE Amex listed resource lending corporation. Prior thereto, Mr. Bayley also held the following positions with Quest Capital Corp.: President and Chief Executive Officer from May 2009 to September 2010; Co-Chairman from January 2008 to May 2009; President from July 2003 to January 2008; and Chief Executive Officer from July 2003 to March 2008. Mr. Bayley has been the President and a director of Ionic Management Corp., a private management company, since December 1996. He has also served as a director and/or officer of numerous other public companies. The Board believes that Mr. Bayley’s experience and his independence from management make him a valuable member of the Board.

William Gumma

Director

Bill Gumma has over 30 years of oil and gas experience, and has been responsible for worldwide exploration and production activities, including pioneering projects in the United States, Russia, and Venezuela. Since 2010, Mr. Gumma has been the Managing Director at Chisholm Partners, LLC, an independent energy resource development company. From June 2003 until September 2009, Mr. Gumma served as President and CEO of PetroFalcon Corporation, now Etrion Corporation, a natural resource company formerly focused on oil and gas operations in Venezuela. He also worked in both engineering and exploration capacities at Shell USA and Amoco Oil Co. Additionally, Mr. Gumma served as Chief Geophysicist-International for Maxus Energy Corp. and as an executive officer and Director for Benton Oil and Gas Co., now Harvest Natural Resources. Mr. Gumma holds a Bachelor of Science degree in engineering from the Colorado School of Mines and a Master of Science degree in geophysics from Oregon State University. The Board believes that Mr. Gumma’s expertise and experience in the oil and gas industry is valuable to the Board.

W. A. (Alf) Peneycad

Director

Alfred Peneycad is a graduate of Queen’s University Law School and is currently Of Counsel to Norton Rose Canada LLP. He also serves as a director of several public companies, including Parex Resources Inc., a Calgary-based oil and gas company with operations in Colombia and Trinidad & Tobago. Mr. Peneycad recently retired from Petro-Canada where he served as Vice-President, General Counsel and Chief Compliance Officer. Mr. Peneycad spent 28 years at Petro-Canada and while there, played a lead role in the acquisition of several major companies in Canada, the U.S. and internationally. The Board believes that Mr. Peneycad’s experience and his independence from management make him a valuable member of the Board.

Robert L. Redfearn

Director

Robert L. Redfearn is a graduate of Tulane University (B.B.A., J.D.), specializing in oil and gas related law. Prior to joining Deutsch, Kerrigan and Stiles, a New Orleans based law firm, where his practice centered around the oil and gas industry and included representation of clients in mergers of business and acquisitions of oil and gas properties, financing, complex litigation and arbitrations related to oil and gas, environmental concerns and banking and securities, Mr. Redfearn was employed in the legal department of Humble Oil & Refining Company (now Exxon Corporation). In 1979, Mr. Redfearn became a founding partner of Simon, Peragine, Smith and Redfearn L.L.P., where he continues his representation of clients as reflected above. The Board believes that Mr. Redfearn’s experience and his independence from management make him a valuable member of the Board.

Corporate Cease Trade Order or Bankruptcies

To the best of the Corporation’s knowledge, none of those persons who are proposed directors of the Corporation is, or has been within the past ten (10) years, a director, CEO or CFO of any company, including the Corporation, that while such person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days, or after such persons ceased to be a director, CEO or CFO of the company, was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days, which resulted from an event that occurred while acting in such capacity, except as noted below.

Brian E. Bayley was a director of American Natural Energy Corp. (“American”) from June 2001 until November 2010. In June 2003, each of the l’Autorité des marchés financiers (the “AMF”), the British Columbia Securities Commission (“BCSC”) and the Manitoba Securities Commission (the “MSC”) issued cease trade orders against American for its failure to file financial statements within the prescribed times. The cease trade orders were rescinded in August and September 2003. Subsequently, during the period between May 2007 and March 2008, each of the BCSC, the OSC, the ASC and AMF issued cease trade orders against American for failure to file its financial statements within the prescribed times. The cease trade orders were rescinded in October 2008.

Brian E. Bayley has been a director of Esperanza Silver Corporation (“Esperanza”) since December 1999. In early 2003, the directors and officers of Esperanza became aware that Esperanza was subject to outstanding cease trade orders by the ASC (issued on September 17, 1998) and the AMF (issued on August 12, 1997) for failure to file its financial statements within the prescribed times. The cease trade orders were rescinded on or prior to August 1, 2003.

In addition, to the best of the Corporation’s knowledge, none of those persons who are proposed directors of the Corporation is, or has been within the past ten (10) years, a director or executive officer of any company, including the Corporation, that, while such person was acting in that capacity, or within a year of that person ceasing to act in that capacity became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the best of the Corporation’s knowledge, none of the persons who are proposed directors of the Corporation have, within the past ten (10) years made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold his assets.

Penalties or Sanctions

Except as set forth below and to the best of the Corporation’s knowledge, none of those persons who are proposed directors of the Corporation have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Brian E. Bayley was a director of PetroFalcon Corporation (now Etrion Corporation) (“PetroFalcon”) from November 2001 to June 2008. On February 27, 2002, the BCSC issued an order regarding a private placement (the “PetroFalcon Private Placement”) of PetroFalcon to Quest Ventures Ltd. (“Quest Ventures”), a private company in which Brian E. Bayley was a director. The BCSC considered it to be in the public interest to remove the applicability of certain exemptions from the prospectus and registration requirements of the Securities Act (British Columbia) for PetroFalcon until the matter could be placed before the shareholders of PetroFalcon. In addition, the BCSC removed the applicability of the same exemptions for Quest Ventures in respect of the PetroFalcon common shares received pursuant to the PetroFalcon Private Placement. Approval of the shareholders of PetroFalcon was received on May 23, 2002 and the BCSC reinstated the applicability of the exemptions from the prospectus and registration requirements for both PetroFalcon and Quest Ventures shortly thereafter.

Appointment of Auditors

Unless such authority is withheld, the management designees, if named as proxy, intend to vote the Common Shares represented by any such proxy for the appointment of KPMG LLP, as auditor for the Corporation for the next ensuing year. KPMG LLP has been the auditor of the Corporation from October 1, 2009 to present.

NiMin expects representatives of KPMG LLP to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so, and to respond to appropriate questions from Shareholders.

Approval of Unallocated Option Entitlements Under the Corporation’s Stock Option Plan

The rules of the TSX require that every three (3) years after institution, all unallocated Options, rights or other entitlements under a security based compensation arrangement which does not have a fixed maximum number of securities issuable must be approved by Shareholders. Shareholders approved the current Stock Option Plan on July 16, 2009 and the Stock Option Plan was implemented in replacement of the previous Stock Option Plan of the Corporation in connection with the Corporation’s completion of its Qualifying Transaction (within the meaning of the policies of the TSXV) on September 8, 2009. The Corporation has [—] Common Shares outstanding as at the date hereof and therefore pursuant to the Stock Option Plan is able to grant options for the acquisition of up to [—] Common Shares. As at the date hereof the Corporation has granted Options to acquire [—] Common Shares resulting in [—] unallocated Option entitlements being currently available for granting under the Stock Option Plan. Accordingly, at the Meeting, Shareholders will be asked to consider and, if deemed advisable, approve unallocated Option entitlements under the Stock Option Plan. See “Statement of Executive Compensation – Stock Option Plan” and “Director Compensation – Stock Option Plan” for a more detailed description of the Stock Option Plan. At the Meeting, Shareholders will be asked to consider and, if deemed advisable, approve the following ordinary resolution:

“BE IT RESOLVED as an ordinary resolution of the shareholders of NiMin Energy Corp. (the “Corporation”) that:

1.	all unallocated option entitlements under the Corporation’s stock option plan (the “Stock Option Plan”) are hereby authorized and approved;

2.	the Corporation be and is hereby authorized to continue granting options under the Stock Option Plan until June [—], 2015, being the date that is three (3) years from the date of this shareholder approval of unallocated option entitlements under the Stock Option Plan; and

3.	any one director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolution.”

Pursuant to the requirements of the TSX, the foregoing resolution must be approved by a simple majority of the votes cast at the Meeting by the Shareholders voting in person or by proxy. Previously allocated Options will continue unaffected by the approval or disapproval of the foregoing resolution. Previously granted Options will not be available for reallocation if they are cancelled prior to exercise and the foregoing resolution is not approved.

Board Recommendation

The Board recommends a vote FOR the resolution approving all unallocated Option entitlements under the Stock Option Plan.

A copy of the Stock Option Plan will be made available to any Shareholder upon request. It is the intention of the Management Designees named in the accompanying form of proxy to vote for the above resolution unless a Shareholder has specified in its proxy that its Common Shares are to be voted against the foregoing resolution.

Non-binding Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, required that the Corporation provide Shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers as disclosed in the Circular in accordance with the compensation disclosure rules of the SEC. This proposal is commonly referred to as a “say-on-pay” vote.

As described in detail under the heading “Statement of Executive Compensation – Compensation Discussion and Analysis”, the primary objective of the executive compensation program is to attract and retain highly qualified and experienced individuals to serve as executive officers and to align incentive compensation to performance and shareholder value. It is the goal of the Corporation’s Compensation Committee to endeavour to ensure that the compensation of executive officers is sufficiently competitive to achieve the objectives of the executive compensation program, giving consideration to the Corporation’s long-term interests and quantitative financial objectives, as well to the qualitative aspects of the individual’s performance and achievements.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the Named Executive Officers, as described in the Circular in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Corporation, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Corporation’s executive compensation program, values the opinions expressed by Shareholders and will consider the outcome of the vote in this proposal when making future decisions about the Corporation’s executive compensation program. Accordingly, Shareholders are asked to vote on the following resolution:

“BE IT RESOLVED as an advisory, non-binding resolution of the shareholders of NiMin Energy Corp. (the “Corporation”) that the compensation paid to the Corporation’s Named Executive Officers (as defined under the Corporation’s management information circular dated June 26, 2012 (the “Circular”)), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion contained in the Circular, is hereby approved.”

Board Recommendation

The Board recommends a vote FOR the non-binding advisory resolution approving the Corporation’s executive compensation program.

It is the intention of the Management Designees named in the accompanying form of proxy to vote for the non-binding advisory vote on executive compensation unless a Shareholder has specified in its proxy that its Common Shares are to be voted against the foregoing resolution.

Non-binding Advisory Vote on Frequency of Say-on-Pay Votes

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that Shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently the Corporation should seek future advisory votes on the compensation of the Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this proposal, Shareholders may indicate whether they would prefer that the Corporation conduct future advisory votes on executive compensation once every one (1), two (2) or three (3) years.

The Board has determined that an annual advisory vote on executive compensation will allow Shareholders the opportunity to provide timely, direct input on the Corporation’s executive compensation philosophy, policies and practices as disclosed in the Corporation’s management information circular each year. The Board believes that an annual vote is therefore consistent with the Corporation’s efforts to engage in an ongoing dialogue with Shareholders on executive compensation and corporate governance matters.

The Corporation realizes that Shareholders may have different views on this proposal, and therefore the Corporation looks forward to hearing from Shareholders as to their preference on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on the Corporation, the Board or the Compensation Committee. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of Shareholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by Shareholders.

Board Recommendation

The Board recommends a non-binding advisory vote to hold say-on-pay votes EVERY ONE (1) YEAR.

It is the intention of the Management Designees named in the accompanying form of proxy to vote for conducting future non-binding advisory votes on the compensation of the Named Executive Officers every year unless a Shareholder has specified in its proxy that its Common Shares are to be voted for a preference to hold such future advisory votes every two (2) years or every three (3) years.

Approval of the Sale Resolution

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to approve, with or without variation, a special resolution in substantially the form of the Sale Resolution set out in Appendix “C” to this Circular, authorizing the sale of the Assets. See, “Information Regarding the Sale of Assets”, for further information regarding the Sale of Assets.

Subsection 190(6) of the ABCA states that the approval of a sale of all or substantially all of the property of a corporation, other than in the ordinary course of business, is adopted when the Shareholders have approved the sale by passing a special resolution. Pursuant to the provisions of the ABCA, to be effective, the Sale Resolution must be approved by at least 66 2/3% of the votes cast by Shareholders, voting together, in person or represented by proxy at the Meeting. In addition, the Sale Resolution must be approved by a majority of votes cast by Shareholders, excluding those votes cast by persons who are to be excluded pursuant to MI 61-101.

Board Recommendation

The Board recommends a vote FOR the Sale Resolution approving the Sale of Assets.

It is the intention of the Management Designees named in the accompanying form of proxy to vote for the Sale Resolution unless a Shareholder has specified in its proxy that its Common Shares are to be voted against the foregoing resolution.

Approval of the Winding Up Resolution

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to approve, with or without variation, a special resolution in substantially the form of the Winding Up Resolution set out in Appendix “D” to this Circular, authorizing the liquidation and dissolution of the Corporation. See, “Information Regarding the Liquidation and Dissolution of the Corporation”, for further information regarding the Winding Up.

Subsection 212(3) of the ABCA states that that a corporation may liquidate and dissolve by special resolution of the Shareholders. Pursuant to the provisions of the ABCA, to be effective the Winding Up Resolution must be approved by at least 66 2/3% of the votes cast by Shareholders, voting together, in person or by proxy at the Meeting.

In additional, the Winding Up Resolution must be approved by a majority of the votes cast by Shareholders, excluding those votes cast by persons who are to be excluded pursuant to MI 61-101.

Board Recommendation

The Board recommends a vote FOR the Winding Up Resolution approving the Winding Up.

It is the intention of the Management Designees named in the accompanying form of proxy to vote for the Winding Up Resolution unless a Shareholder has specified in its proxy that its Common Shares are to be voted against the foregoing resolution.

Non-binding Advisory Vote on Certain Executive Compensation Payable Under a Change of Control Pursuant to the Sale of Assets

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that the Corporation provide Shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation payable under existing agreements with the Corporation that certain of the Named Executive Officers will or may be entitled to receive in connection with the proposed Sale of Assets. All these existing agreements between the Corporation and its executive officers were entered into prior to the negotiation of the Sale of Assets with the Purchasers.

Accordingly, the Corporation is asking Shareholders to vote on the adoption of the following:

“BE IT RESOLVED as an advisory, non-binding resolution of the shareholders of NiMin Energy Corp. (the “Corporation”) that the compensation that may be paid or become payable to the Corporation’s Named Executive Officers (as such term is defined in the Corporation’s management information circular dated May [—], 2012 (the “Circular”)), as disclosed in the section entitled “Statement of Executive Compensation – Termination and Change of Control Benefit and Management Contracts” in the Circular with respect to the Sale of Assets, including the associated narrative discussion, is hereby approved.”

Shareholders should note that this proposal regarding certain executive compensation related to the Sale of Assets is merely an advisory vote that will not be binding on the Corporation, the Board or the Purchasers. Further, the underlying plans and arrangements are contractual in nature and are not, by their terms, subject to Shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Sale of Assets is consummated, the Named Executive Officers will be eligible to receive the disclosed change in control payments in accordance with the terms and conditions applicable to those payments.

The Board recommends a vote FOR the non-binding advisory resolution approving the compensation that may be paid or become payable to the Corporation’s Named Executive Officers as a result of the Sale of Assets.

It is the intention of the Management Designees named in the accompanying form of proxy to vote for the non-binding advisory vote on executive compensation payable under existing agreements on a change of control unless a Shareholder has specified in its proxy that its Common Shares are to be voted against the foregoing resolution.

RISK FACTORS

Risks Factors Relating to NiMin

For a discussion of certain risks relating to an investment in Common Shares, please refer to the risk factors under the caption “Risk Factors” found on pages 21 to 27 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC and on SEDAR. Shareholders should also carefully consider the risk factors described below and the other information contained in this Circular.

Risk Factors Relating to the Sale of Assets and the Winding Up

Consummation of the transactions contemplated in the Circular are subject to a number of risks. Shareholders should carefully consider the risks described below in evaluating whether or not to approve the Sale Resolution and the Winding Up Resolution.

Failure to Complete the Sale of Assets

The completion of the Sale of Assets is subject to a number of conditions, some of which are outside the control of the Corporation, including receipt of Shareholder approval, the Purchase and Sale Agreements remaining in force and the Purchasers having performed their obligations under the respective Purchase and Sale Agreements. There can be no certainty, nor can the Corporation provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied.

In the event that Shareholders do not approve the Sale Resolution, NiMin will be required to pay the Wyoming Purchaser a $5 million termination fee. The payment of such fee by NiMin could impact NiMin’s ability to continue as a going concern. There is no assurance that NiMin will have the funds available or that additional financing will be available on terms attractive to NiMin if needed to pay such fee and continue with its intended business plan.

In the event that Shareholders do not approve the Sale Resolution, NiMin will continue to carry on business in the oil and gas industry and be required to pay all ongoing liabilities and obligations, fund its business plan and the development of its oil and gas assets, all of which require significant capital which must be financed by the Corporation by bank debt, other debt, equity or alternative means. There is no assurance such financial obligations can be met. A significant capital raise could also risk impairing the tax benefit attributed to NiMin’s net operating losses.

Distribution Risks

The Distribution(s) made by the Corporation to Shareholders pursuant to the Winding Up is subject to a number of risks, including the following:

•	Shareholders could approve the Winding Up but vote against the Sale of Assets thereby imparting uncertainty as to the amount of Distribution, if any;

•	the timing, amount or nature of any Distributions to Shareholders cannot be predicted with certainty;

•	the Corporation’s estimate of the amount available for Distribution to Shareholders could be reduced if the Corporations expectations regarding operating expenses and winding up costs are inaccurate;

•

the Corporation’s estimate of the amount available for Distribution to Shareholders is based on a number of assumptions, including with respect to administrative and professional expenses incurred during the Winding Up;

•

a delay in the closing of the Sale Transactions will decrease the funds available for distribution to Shareholders as the Corporation will continue to be subject to ongoing operating expenses and may continue to be subject to certain continuous disclosure expenses;

•	fluctuations in the exchange rate between the U.S. dollar and the Canadian dollar may affect the funds available for Distribution to Shareholders; and

•	the Board may determine not to proceed with the Winding Up.

Market Price and Liquidity of Common Shares

The Common Shares have historically been thinly traded, with daily volume generally representing less than one percent (1%) of the outstanding Common Shares. If the Sale of Assets is completed and the Corporation ceases to have an operating business, trading volumes may be further reduced and, accordingly, it may be difficult for Shareholders to liquidate their investments in the Corporation. In addition, as described under “Information Regarding the Sale of Assets – Stock Exchange Listing”, the Corporation expects that the Common Shares will be delisted from the TSX following the closing of the Sale of Assets. While the Board intends to apply to transfer NiMin’s listing to NEX, there can be no assurance that a NEX listing will be obtained or that an active or liquid market for the Common Shares will develop or be sustained. The Corporation expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX. The market price at which Shareholders can sell Common Shares may not reflect the net asset value of the Corporation.

Return of Capital and the Winding Up

The process of voluntarily winding up a public company such as the Corporation involves significant uncertainties that affect both the amount that can be distributed to Shareholders and the time to complete the Winding Up. Some of the principal uncertainties relate to the timing and quantum of sale proceeds released from escrow in connection with the Sale of Assets, the process of obtaining tax clearance certificates and the potential for tax liabilities or other contingent liabilities. In addition, ongoing corporate costs of the Corporation will reduce the amount available for distribution to Shareholders and, in the event closing of the Sale of Assets is delayed beyond the anticipated closing date of July 2012 these costs will continue to be incurred. Until completion of the Winding Up process, the Corporation will remain a reporting issuer and will incur the attendant costs. Accordingly, the amount of cash to be distributed to Shareholders cannot currently be quantified with certainty, and Shareholders may receive substantially less than their pro rata share of the current estimated amounts available for distribution to Shareholders under the Winding Up.

Under Section 227 of the ABCA, Shareholders will be required to return their portion of a liquidation distribution, if any, in certain circumstances, including:

Notwithstanding the dissolution of a corporation under the ABCA,

(a)	a civil, criminal or administrative action or proceeding commenced by or against that corporation before its dissolution may be continued as if the body corporate had not been dissolved;

(b)	a civil, criminal or administrative action or proceeding may be brought against that corporation within 2 years after its dissolution as if it had not been dissolved;

(c)	any property that would have been available to satisfy any judgment or order if the corporation had not been dissolved remains available for that purpose; and

(d)	a shareholder to whom any to whom any of a dissolved corporation’s property has been distributed in the liquidation is liable to any person making such a claim such as those referenced in (a) and (b) above to the extent of the amount received by that shareholder on the distribution, and an action to enforce that liability may be brought within 2 years after the date of the dissolution of the body corporate.

As such, under the ABCA, despite the Winding Up of the Corporation, each Shareholder to whom any of the Corporation’s property has been distributed may be liable to any person claiming under Section 227 of the ABCA to the extent of the amount received by that Shareholder upon the Distribution. The potential for Shareholder liability regarding a Distribution continues until the statutory limitation period for the applicable claim has expired.

CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

(In this summary, any term in quotation marks that is not otherwise defined means that term as defined in the Tax Act).

The following summarizes the principal Canadian federal income tax consequences of the Winding Up generally applicable to Shareholders each of whom, at all relevant times for the purposes of the Tax Act, is an individual or corporation, holds all Common Shares solely as capital property, deals at arm’s length with and is not affiliated with the Corporation, has not acquired any Common Shares by the exercise of an Option, is not a “financial institution” for the purposes of the mark-to-market rules or a “specified financial institution”, is not a taxpayer to whom the functional currency rules apply, and is not a person or partnership an interest in which is a “tax shelter investment” (each such Shareholder, in this summary, a “Holder”).

Generally, a Shareholder’s Common Shares will be capital property of the Shareholder provided that the Shareholder does not hold them in the course of carrying on a business of trading or dealing in securities, and has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade. A Shareholder whose Common Shares might not otherwise qualify as capital property may in certain circumstances irrevocably elect in accordance with subsection 39(4) of the Tax Act that the Shareholder’s Common Shares, and each other “Canadian security” owned by the Shareholder in the taxation year in which the election is made or a subsequent taxation year, be capital property.

This summary assumes that, following the Sale Transactions and the commencement of the Winding Up, the Corporation will distribute all of its remaining net assets (which should consist solely of cash) pro rata to Shareholders (other than Dissenting Shareholders) in one or more cash Distributions, and in connection with each Distribution will reduce the stated capital of the Common Shares by the lesser of the amount of the Distribution and the stated capital of the Common Shares determined immediately before the Distribution.

This summary is based on the current provisions of the Tax Act, all specific proposals to amend the Tax Act and the regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”), and the current published administrative practices of the CRA. It is assumed that all Proposed Amendments will be enacted as currently proposed, and that there will be no other amendment or change to any relevant law or practice, whether by judicial, governmental or legislative decision or action, although no assurance can be given in these respects. This summary does not take into account any provincial, territorial or foreign tax considerations, which may differ significantly from those discussed herein.

This summary is of a general nature only and is not exhaustive of all Canadian federal income tax consequences applicable to Holders. It is not and is not intended to be, and is not to be construed as, legal or tax advice to any particular Holder. Each Holder should therefore consult the Holder’s own tax advisers regarding the legal and tax consequences of the Wind-Up applicable to the Holder’s particular circumstances.

General

Distributions to Holders

Each Holder will be deemed, in respect of each Distribution that the Holder receives in the course of the Winding Up, to have received a taxable dividend equal to the amount, if any, by the which the receipt exceeds the amount by which the “paid-up capital” (as computed for the purposes of the Tax Act

(“PUC”)) of the Resident Holder’s Common Shares is reduced by the Distribution. Any deemed taxable dividend so arising will be subject to tax as described below (see “Residents of Canada - Taxation of Dividends” or “Non-residents of Canada - Taxation of Dividends”, as applicable).

Management of the Corporation has advised that it expects that the aggregate amount of all Distributions should not exceed the PUC of the Common Shares. Provided that this expectation is correct, no deemed taxable dividend should arise as a consequence of any Distribution. However, and notwithstanding that management’s expectation appears to be reasonable, whether the proviso is satisfied is a question of fact that can only be determined after payment of all Distributions.

The Holder will be required to reduce the “adjusted cost base” (“ACB”) of the Holder’s Common Shares by the amount by which the PUC of those shares is reduced by the Distribution. If the ACB of the Holder’s Common Shares thereby becomes a negative amount, the Holder will be deemed to have realized a capital gain from the disposition of property equal to the negative amount, and the ACB of the Holder’s Common Shares will then be restored to nil. Any capital gain so arising will be subject to tax as described below (see “Residents of Canada – Taxation of Capital Gains and Losses” or “Non-residents of Canada – Taxation of Capital Gains and Losses”, as applicable).

Cancellation of Common Shares on Conclusion of Winding Up

Each Holder will realize a capital loss on cancellation of the Holder’s Common Shares on the final dissolution of the Corporation equal to the positive amount, if any, of the ACB of the Holder’s Common Shares determined immediately before that time. Any capital loss so arising will be deductible as described below (see “Residents of Canada – Taxation of Capital Gains and Losses” or “Non-residents of Canada – Taxation of Capital Gains and Losses” as applicable).

Residents of Canada

The following portion of the summary is applicable only to Holders who, at all relevant times and for the purposes of the Tax Act and any applicable income tax treaty, are resident solely in Canada (each a “Resident Holder”).

Taxation of Dividends

A Resident Holder who is an individual will be required to include in income for a taxation year the amount of each taxable dividend, if any, that he or she is deemed to receive in the year as a consequence of a Distribution, subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received by a Canadian resident individual from a taxable Canadian corporation including (provided the Corporation validly designates the deemed taxable dividend as an “eligible dividend” in accordance with the Tax Act) the enhanced gross-up and dividend tax credit rules applicable to eligible dividends.

A Resident Holder that is a corporation generally will be required to include in income for a taxation year the amount of each taxable dividend, if any, that it is deemed to receive in the year as a consequence of a Distribution, and entitled to deduct an equivalent amount from the Resident Holder’s taxable income for the year. A corporate Resident Holder that is a “private corporation” and certain other corporations may be liable to pay refundable tax under Part IV of the Tax Act at a rate of 33 1/3% of the amount of the deemed taxable dividend.

Taxation of Capital Gains and Losses

A Resident Holder who realizes or is deemed to realize a capital gain in a taxation year in respect of an actual or deemed disposition of the Resident Holder’s Common Shares (including as a result of having a negative ACB in respect of those shares as described above) generally will be required to include one half of any such capital gain (a “taxable capital gain”) in the Resident Holder’s income for the year. The Resident Holder generally will be entitled to deduct one half of any capital loss (an “allowable capital loss”) that the Resident Holder realizes on an actual or deemed disposition of Common Shares (including as a result of the cancellation of those shares on the final dissolution of the Corporation as described above) in the year and, to the extent not so deductible, in any of the three preceding taxation years or any subsequent taxation year to the extent and under the circumstances described in the Tax Act.

The amount of a capital loss realized on the disposition of a Common Share by a Resident Holder that is a corporation may, to the extent and under the circumstances set out in the Tax Act, be reduced by the amount of any dividends that the Resident Holder previously received or was deemed to have received on the holder’s Common Shares. Similar rules may apply where Common Shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own tax advisers in this regard.

A Resident Holder that is a “Canadian-controlled private corporation” may be liable to pay an additional refundable tax equal to 6 2/3% of its “aggregate investment income” for the year, which includes an amount in respect of taxable capital gains.

Alternative Minimum Tax

A Resident Holder who is an individual (including most trusts) and realizes a capital gain or receives or is deemed to receive a dividend in respect of Common Shares may thereby incur a liability for alternative minimum tax under the Tax Act. Resident Holders to whom these rules may apply should consult their own tax advisers.

Non-residents of Canada

The following portion of the summary is applicable to Holders (other than Dissenting Shareholders) each of whom, at all relevant times for purposes of the Tax Act, is not resident or deemed to be resident in Canada, does not use or hold, and is not deemed to use or hold, any Common Shares in connection with carrying on a business in Canada, and holds no Common Shares that are deemed by any provision of the Tax Act to be “taxable Canadian property” (each a “Non-resident Holder”). Special rules not discussed in this summary may apply to an insurer carrying on an insurance business in Canada and elsewhere, and any such insurers should consult their own tax advisors.

This portion of this summary further assumes, based on representations of management of the Corporation, that no Common Shares will, at any time after the incorporation of the Corporation, derive more than 50% of its value from, or from any combination of, real property situated in Canada, “Canadian resource properties”, “timber resource properties”, (as those terms are defined in the Tax Act) or options in respect of any such property, and this portion of this summary is qualified accordingly.

Taxation of Dividends

Each Non-resident Holder will be subject to Canadian withholding tax (“Part XIII Tax”) at a rate of 25% (or such lower rate as may be available under an applicable income tax treaty, if any) of the gross amount of each dividend, if any, that the Non-resident Holder receives or is deemed to receive on the Holder’s

Common Shares as a consequence of a Distribution. The Canada - United States Income Tax Convention (1980) (the “Treaty”) will generally reduce the rate of Part XIII Tax to 15% (or 5% if the Non-resident Holder is a corporation that beneficially owns at least 10% of the Corporation’s voting shares) on any such dividend paid or deemed to be paid or credited to a Non-resident Holder who is a resident of the United States for the purposes of the Treaty and entitled to its benefits. The Corporation will be required to withhold the required amount of Part XIII Tax, if any, from the Non-resident Holder’s share of the Distribution, and to remit the withheld amount to the CRA for the Non-resident Holder’s account.

If, as management of the Corporation expects, the aggregate of all Distributions will not exceed the PUC of the Common Shares, the amount of any such Part XIII Tax should be nil. See “General - Distributions to Holders” above.

Taxation of Capital Gains and Losses

No Non-resident Holder should be subject to Canadian federal income tax in respect of any capital gain realized on any actual or deemed disposition of Common Shares (including as a result of having a negative ACB in the Non-resident Holder’s Common Shares).

Dissent Rights

A Holder who validly exercises Dissent Rights in respect of the Holder’s Common Shares and consequently is paid (the “Dissent Payment”) the fair value of those shares by the Corporation (a “Dissenting Holder”) generally will be deemed to have received a taxable dividend equal to the amount, if any, by which the Dissent Payment exceeds the PUC of the Dissenting Holder’s Common Shares, and a capital gain (or capital loss) equal to the amount, if any, by which the PUC of those shares exceeds (or is exceeded by) their ACB to the Dissenting Holder immediately before the payment.

Provided, as expected by management of the Corporation, that the amount of the Dissent Payment does not exceed the PUC of the Dissenting Holder’s Common Shares, no deemed taxable dividend should arise, and the Dissenting Holder should realize a capital gain or loss as described above. However, and notwithstanding that management’s expectation appears to be reasonable, whether this proviso is satisfied is a question of fact that can only be determined at the time of payment of the Dissent Payment. See “General - Distributions to Holders” above.

The rules described above with respect to the taxation of dividends (subject to the possible application of the capital gains stripping rules in subsection 55(2) of the Tax Act) and capital gains will generally apply to any deemed taxable dividend, capital gain, or capital loss so arising (see “Residents of Canada - Taxation of Dividends”, “Non-residents of Canada - Taxation of Dividends”, “Residents of Canada – Taxation of Capital Gains and Losses” and “Non-residents of Canada – Taxation of Capital Gains and Losses” as applicable). Management of the Corporation does not intend that the Corporation will designate any taxable dividend that a Dissenting Holder may be deemed to have received on the Holder’s Common Shares as an eligible dividend, and therefore the enhanced dividend gross-up and tax credit rules applicable to any eligible dividends should not be available in respect of any such dividend.

UNITED STATES INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax consequences of the Sale of Assets and the Winding Up to NiMin, Legacy and its Shareholders, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

The discussion is based upon the Code, Treasury Regulations, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. The following discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Winding Up, and NiMin will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. There is no assurance that the liquidating trust will be treated as a liquidating trust for federal income tax purposes or that the distributions made pursuant to the Legacy Plan of Dissolution, if any, will be treated as liquidating distributions If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at NiMin and/or the Shareholder level, thus reducing the benefit to the Shareholders and NiMin from the liquidation.

Certain U.S. Federal Income Tax Consequences of the Asset Sales

The proposed Sale of Assets will be treated as a sale of corporate assets in exchange for cash. The proposed Sale of Assets is a taxable transaction for U.S. federal income tax purposes, and it is anticipated that Legacy will recognize gain for federal income tax purposes as a result of the Sale of Assets. However, it is anticipated that Legacy’s tax attributes will be available to offset a portion of Legacy’s U.S. federal income tax liability resulting from the Sale of Assets. The determination of whether and to what extent Legacy’s tax attributes will be available is highly complex and is based in part upon facts that will not be known until the completion of the Sale of Assets. It is anticipated that the proposed Sale of Assets will generate a U.S. tax liability to Legacy after the use of Legacy’s tax attributes and, in such case, will reduce the assets available for distribution to Shareholders.

The proposed Sale of Assets by Legacy is entirely a corporate action. Therefore, the Sale of Assets will not be taxable to Shareholders. The dissolution of Legacy into NiMin, its sole shareholder, will not be taxable to Legacy or NiMin for U.S. Federal Income Tax purposes and will result in the after tax proceeds of the Sale of Assets being distributed to NiMin.

Certain U.S. Federal Income Tax Consequences of the Winding Up

U.S. Federal Income Tax Consequences to NiMin

As outlined above, Legacy will incur a material U.S. tax liability on the Sale of Assets after certain tax attributes are used to offset its gain. If NiMin winds up, it will continue to be subject to tax on its taxable income until the winding up is complete (i.e., until all of NiMin’s remaining assets have been distributed to the stockholders). NiMin will recognize gain or loss upon any liquidating distribution of property to Shareholders as if such property were sold to the Shareholders at fair market value. Ordinarily, corporate gain or loss (unless certain exceptions to loss recognition apply) is recognized in an amount equal to the amount of such gain or loss, which will equal the difference between NiMin’s adjusted tax basis for each asset and the asset’s fair market value on the date of distribution. It is anticipated that NiMin will not incur any material U.S. tax liability from any asset distribution to the Shareholders as NiMin’s primary asset will be cash.

U.S. Federal Income Tax Consequences to Shareholders

The Shareholders will not recognize any gain or loss for tax purposes as a result of the Sale of Assets. If NiMin effects the Winding Up and liquidates, a Shareholder will recognize gain or loss equal to the difference between: (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such Shareholder; and (ii) such Shareholder’s tax basis in the Common Shares. A Shareholder’s tax basis in his shares generally will equal the Shareholder’s cost for the Common Shares. The gain or loss will be a capital gain or loss, assuming the Common Shares are held as capital assets. Long-term capital gain realized by a Shareholder that is an individual, estate or trust generally is taxed at a maximum current rate of fifteen percent (15%). A capital gain or loss will be long term with respect to stock that has been held by a Shareholder for more than one (1) year. Capital losses can generally be used to offset capital gains and, for individuals, estates or trusts, up to $3,000 of ordinary income. The tax basis of any property other than cash received by each Shareholder upon the complete liquidation of NiMin will be the fair market value of the property at the time of the distribution.

If NiMin effects the Winding Up and liquidates, Shareholders may receive one (1) or more liquidating distributions, including a deemed distribution of cash. A Shareholder’s gain or loss will be computed on a “per share” basis so that gain or loss is calculated separately for blocks of stock acquired at different dates and different prices. Each liquidating distribution will be allocated proportionately to each Common Share owned by a Shareholder. Gain will be recognized in connection with a liquidating distribution only to the extent that the aggregate value of all liquidating distributions received by a Shareholder with respect to a share exceeds such Shareholder’s tax basis for that share. If the amount of the distributions is less than the Shareholder’s basis in the Common Shares, the Shareholder will generally recognize a loss in the year the final distribution is received by the Shareholder.

If NiMin effects the Winding Up and liquidates, NiMin will, at the close of the taxable year, provide Shareholders and the IRS with a statement of the amount of cash and NiMin’s best estimates of the fair market value of any property distributed to the Shareholders) during that year as determined by NiMin, at such time and in such manner as required by the Treasury Regulations.

U.S. Income Tax Consequences of a Liquidating Trust

If NiMin or Legacy transfer assets to the liquidating trust in connection with the Winding Up, NiMin intends to structure the liquidating trust so that it will not be treated as an association taxable as a corporation based upon the anticipated activities of the liquidating trust. Accordingly, the liquidating trust itself should not be subject to income tax.

Shareholders will be treated for tax purposes as having received a distribution at the time of transfer of their pro rata share of money and the fair market value of property other than money transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject, and then having contributed such property to the trust. The distribution will be treated as a distribution in liquidation of the Shareholder’s Common Shares. The effect of the distribution on a Shareholder’s tax basis in the Common Shares is discussed above in “U.S. Federal Income Tax Consequences to Shareholders”.

As owners of the trust, the Shareholders will be required to take into account for U.S. federal income tax purposes their pro rata portion of any income, expense, gain or loss recognized by the liquidating trust. The income, expense, gain or loss recognized by the liquidating trust will not affect a Shareholder’s basis in the Common Shares.

As a result of the transfer of property to a liquidating trust and the ongoing activities of the liquidating trust, Shareholders should be aware that they may be subject to tax whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.

NiMin has not obtained any IRS ruling as to the tax status of the liquidating trust, if any, and there is no assurance that the IRS will agree with Nimin’s conclusion that the liquidating trust should be treated as a liquidating trust for federal income tax purposes. If, contrary to NiMin’s expectation, it were determined that the liquidating trust should be classified for federal income tax purposes as an association taxable as a corporation, income and losses of the liquidating trust would be reflected on its own tax return rather than being passed through to the Shareholders and the liquidating trust would be required to pay federal income taxes at corporate tax rates. Furthermore, much of the above discussion would no longer be accurate. For instance, all or a portion of any distribution made to the Shareholders from the liquidating trust could be treated as a dividend subject to tax at ordinary income tax rates.

Certain U.S. State and Local Income Tax Consequences of the Winding Up

Legacy may be subject to liability for state and local taxes with respect to the Sale of Assets in the State of California and may be subject to liability for state and local taxes in other states. It is anticipated that Legacy’s California tax liability will be offset by certain California-specific tax attributes. This liability, if any, may reduce the assets available for distribution to Shareholders. Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions. State and local tax laws may differ in various respects from Federal income tax law. Shareholders should consult their tax advisors with respect to the state and local tax consequences of the Winding Up.

Taxation of Non-United States Shareholders

In general, a winding up or complete liquidation of a U.S. domestic corporation is treated as a sale or exchange of its shares by its individual Shareholders (and by its corporate Shareholders owning less than eighty percent (80%) of the shares of the liquidating corporation). This sale or exchange is taxable as a capital gain. However, if the individual Shareholder is a non-resident alien of the United States and such gain is not effectively connected with the conduct of a trade or business by such person, the capital gain is not subject to U.S. tax under the IRC unless the individual is present in the United States for over 183 days during the taxable year and one (1) of the following occurs: (i) the non-resident alien has a tax home in the United States; or (ii) the property is sold through an office or other fixed place of business of the non-resident alien in the United States. In general, therefore, it is unlikely that a non-resident alien will be subject to U.S. tax under this provision. In the unlikely event that this provision applies, however, the taxpayer is likely to be exempt under an applicable income tax, or treaty.

FOREIGN CORPORATIONS, PERSONS OR ENTITIES WHO ARE NOT CITIZENS OR RESIDENTS OF THE UNITED STATES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. AND NON-U.S. TAX CONSEQUENCES OF THE DISSOLUTION.

Taxation Generally

The foregoing summary of certain income tax consequences is included for general information only and does not constitute legal advice to any Shareholder. The tax consequences of the Winding Up may vary depending upon the particular circumstances of the Shareholder. Each Shareholder is recommended to consult his or her own tax advisor regarding the tax consequences of the Winding Up.

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS UNDER TREASURY CIRCULAR 230, THE CORPORATION INFORMS SHAREHOLDERS THAT (1) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES CONTAINED IN THIS STATEMENT (INCLUDING ANY ATTACHMENTS), UNLESS OTHERWISE SPECIFICALLY STATED, WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE UNITED STATES INTERNAL REVENUE CODE, (2) SUCH

DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE MATTERS ADDRESSED BY THIS MANAGEMENT INFORMATION CIRCULAR AND (3) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED UPON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

OTHER MATTERS TO BE ACTED UPON

Management knows of no matters to come before the Meeting other than the matters referred to in the Notice. However, if any other matters properly come before the Meeting, the accompanying proxy will be voted on such matters in the best judgment of the person or persons voting the proxy.

GENERAL

Unless otherwise directed, it is management’s intention to vote proxies in favour of the resolutions set forth herein: All ordinary resolutions require, for the passing of same, a simple majority of the votes cast at the Meeting by the holders of Common Shares. If KPMG LLP is not elected at the Meeting or is unable or unwilling to continue as the auditors of the Corporation, the Board will appoint another firm of chartered accountants based upon the recommendation of the Audit Committee, which appointment for any period subsequent to the 2012 annual meeting of Shareholders shall be subject to approval by the Shareholders at the next annual meeting of shareholders.

Inclusion of Proposals in the Circular and Proxy Card Under the SEC’s Rules

Any proposal of a Shareholder intended to be included in the Circular and form of proxy / voting instruction card for the 2013 annual meeting of stockholders pursuant to Rule 14A-8 of the SEC’s rules must be received by NiMin no later than [—], 2013, unless the date of NiMin’s 2013 annual meeting is more than thirty (30) days before or after [—], 2013, in which case the proposal must be received a reasonable time before NiMin will begin to print and mail its proxy materials. All proposals should be addressed to NiMin Energy Corp., Suite 100, 1160 Eugenia Place, Carpinteria, California U.S.A. 93013, Attention: Corporate Secretary.

Requirements for Shareholder Submission of Nominations and Proposals

A Shareholder recommendation for nomination of a person for election to the Board or a proposal for consideration at NiMin’s 2013 annual meeting must be submitted to NiMin’s corporate secretary at the above address not later than [—], 2013, unless the date of NiMin’s 2013 annual meeting is more than thirty (30) days before or after [—], 2013, in which case notice by the Shareholder to be timely must be received a reasonable time before NiMin will send its proxy materials for its 2013 annual meeting.

If the Sale Transactions and the Winding Up are completed, NiMin will not hold its 2013 annual meeting of Shareholders.

MARKET PRICE AND DIVIDEND INFORMATION

The Common Shares were listed on the TSX under the trading symbol “NNN” on September 4, 2009 and began trading on September 8, 2009. Prior thereto, the Preconsolidated Shares were listed on the TSXV under the trading symbol “NNI.P” beginning November 13, 2007.

The following table sets forth the reported high and low prices and the trading volume for the Common Shares on the TSX for the two (2) most recent fiscal periods as reported by a public source NiMin considers reliable.

Trading Prices on TSX

	High (Cdn$)	Low (Cdn$)	Volume
2nd Quarter 2012 (through May 8, 2012)	1.08	0.73	4,096,891
1st Quarter 2012	1.05	0.62	6,806,670
4th Quarter 2011	1.13	0.53	9,041,546
3rd Quarter 2011	1.82	1.12	3,354,941
2nd Quarter 2011	2.15	1.54	6,775,231
1st Quarter 2011	2.65	1.54	13,306,222
4th Quarter 2010	1.88	1.11	4,755,534
3rd Quarter 2010	1.40	0.90	5,958,757
2nd Quarter 2010	1.77	0.91	5,015,513
1st Quarter 2010	1.47	1.10	2,062,113

The Common Shares are traded on the OTCQX under the symbol NEYYF since October 22, 2009. The following table sets forth the reported high and low prices and the trading volume for the Common Shares on the OTCQX for the two most recent fiscal periods as reported by a public source NiMin considers reliable.

Trading Prices on OTCQX

	High ($)	Low ($)	Volume
2nd Quarter 2012 (through May 8, 2012)	1.08	0.74	2,604,892
1st Quarter 2012	1.05	0.61	2,753,538
4th Quarter 2011	1.09	0.50	5,161,545
3rd Quarter 2011	1.94	1.07	1,641,780
2nd Quarter 2011	2.24	1.55	2,798,738
1st Quarter 2011	2.74	1.55	5,363,610
4th Quarter 2010	1.85	1.09	4,602,604
3rd Quarter 2010	1.22	0.88	637,187
2nd Quarter 2010	1.60	0.88	1,488,052
1st Quarter 2010	1.41	1.13	674,560

The Common Shares are traded on the OTC-BB under the symbol NEYYF since March 11, 2011. The following table sets forth the reported high and low prices and the trading volume for the Common Shares on the OTC-BB for the most recent fiscal period as reported by a public source NiMin considers reliable.

Trading Prices on OTC-BB

	High ($)	Low ($)	Volume
2nd Quarter 2012 (through May 8, 2012)	1.08	0.74	2,604,892
1st Quarter 2012	1.05	0.61	2,753,538
4th Quarter 2011	1.09	0.50	5,161,545
3rd Quarter 2011	1.94	1.07	1,641,780
2nd Quarter 2011	2.24	1.55	2,798,738
1st Quarter 2011	2.37	1.93	1,182,262

On April 24, 2012, the last full trading day prior to the public announcement of the terms of the Wyoming Sale, the reported closing sales price on the TSX, the OTCQX and the OTC-BB was Cdn$1.01, $1.01 and $1.01 per Common Share. The estimated/anticipated cash amount for distribution per Common Share of between [$—] and [$—] represents a premium of approximately: (i) [—%] to [—%] over the weighted average trading price of the Common Shares on the TSX, for the ninety (90) trading days immediately prior to the announcement of the Wyoming Sale and the results of the strategic review process; and (ii) [—%] to [—%] over the closing trading price of the Common Shares on the TSX on November 18, 2011, being the last trading day prior to the announcement of the Corporation initiating the strategic review process. On [—], 2012, the closing price per share on the TSX, the OTCQX and the OTC-BB was $[—], $[—] and $[—] per Common Share. Shareholders are encouraged to obtain current market quotations for Common Shares in connection with voting its Common Shares.

Dividend Policy

The Corporation has not previously paid cash dividends on the Common Shares. Subject to the results of the strategic review, the Corporation does not intend to pay in the foreseeable future, cash dividends on its Common Shares. Covenants contained in the Senior Loan restrict the payment of dividends on the Common Shares. The Corporation currently intends to retain all future earnings to fund the development and growth of the Corporation’s business other than the steps contemplated in the Winding Up. Any payment of future dividends will be at the discretion of the Board and will depend on, among other things, earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the Board deems relevant.

Record Holders

As of [—], 2012, there were [—] record holders of Common Shares.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is filed on SEDAR at www.sedar.com. Additional financial information is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for the year ended December 31, 2011.

Copies of the Corporation’s consolidated audited financial statements, management’s discussion and analysis and Annual Information Form may be obtained upon request from the CFO of the Corporation at the head office of the Corporation at Suite 100, 1160 Eugenia Place, Carpinteria California U.S.A. 93013, telephone (805) 566-2900, facsimile (805) 566-2917.

APPENDIX “A”

BOARD OF DIRECTORS’ MANDATE

Stewardship of the Corporation

1.	The Board of Directors (the “Board”) is responsible for:

(a)	stewardship of the Corporation;

(b)	supervising the management of the business and affairs of the Corporation; and

(c)	providing leadership to the Corporation by practicing responsible, sustainable and ethical decision making.

Legal Obligations

2.	The Board has the responsibility to:

(a)	act honestly and in good faith with a view to the best interests of the Corporation;

(b)	exercise the care, diligence and skill that a reasonably prudent Board would exercise in comparable circumstances; and

(c)	direct management to ensure legal, regulatory and exchange requirements applicable to the Corporation have been met.

Board Composition

3.	A majority of the members of the Board will, at all times, be independent directors as defined in then current laws applicable to the Corporation.

4.	To be considered for nomination and election to the Board, directors must demonstrate an appropriate mix of skills, knowledge and experience in business and a history of achievement. Directors are required to commit the requisite time for all of the Board of Directors’ business and will demonstrate integrity, accountability and informed judgment.

5.	In the event that the Chairman of the Board is not an independent director, as defined in then current laws applicable to the Corporation, the Board may appoint a lead director to act as the effective leader of the Board and to ensure that the Board’s agenda will enable it to successfully carry out its duties.

Board Meetings

6.	The Board is responsible to:

(a)	meet in person, or by telephone conference call, at least once each quarter and as often thereafter as required to discharge the duties of the Board;

(b)	hold in camera sessions, without management and non-independent directors present at the end of each regularly scheduled board meeting, as required, but not less than four times per year; and

(c)	comply with the position description applicable to individual directors.

Committees of the Board

7.	The Board is responsible to:

(a)	establish such Committees of the Board as are required by applicable law and as are necessary to effectively discharge the duties of the Board;

(b)	appoint directors to serve as members of each Committee;

(c)	appoint a Chairman of each Committee to:

(d)	provide leadership to the Committee;

(e)	manage the affairs of the Committee; and

(f)	ensure that the Committee functions effectively in fulfilling its duties to the Board and the Corporation; and

(g)	receive and consider reports and recommendations of each Committee, in particular:

(h)	Audit Committee reports and recommendations, particularly with respect to the Corporation’s annual audit;

(i)	Corporate Governance Committee reports regarding proposed changes to the Corporation’s governance regime and policies;

(j)	Compensation Committee recommendations regarding corporate goals and objectives, Board assessments and compensation; and

(k)	Reserves Committee reports and recommendations, particularly with respect to the Corporation’s annual reserves evaluation.

Supervision of Management

8.	The Board is responsible to:

(a)	select and appoint the Chief Executive Officer, and with the assistance of the Compensation Committee, establish Chief Executive Officer goals and objectives and evaluate Chief Executive Officer performance;

(b)	assist the Chief Executive Officer to select and appoint executive officers, establish executive officers’ goals and objectives and monitor their performance;

(c)	with the assistance of the Corporate Governance Committee, maintain a succession plan for the replacement of the Chief Executive Officer and executive officers; and

(d)	to the extent feasible, to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers and that the Chief Executive Officer and other executive officers create a culture of integrity throughout the Corporation.

Governance

9.	The Board is responsible to:

(a)	review on a regular basis and on the advice of the Corporate Governance Committee, either approve or require revisions to the Mandates of the Board and each Committee, position descriptions, the Code of Business Conduct and Ethics (the “Code”) and all other policies of the Corporation (collectively the “Governance Documents”);

(b)	together with the Corporate Governance Committee, take reasonable steps to satisfy itself that each director, the Chief Executive Officer and the executive officers are:

(c)	performing their duties ethically;

(d)	conducting business on behalf of the Corporation in accordance with the requirements and the spirit of the Governance Documents;

(e)	fostering a culture of integrity throughout the Corporation; and

(f)	arrange, on the advice of the Corporate Governance Committee, for the Governance Documents to be publicly disclosed.

Communications

10.	The Board is responsible to review, with reasonable frequency, disclosure policy which provides for disclosure and communications practices governing the Corporation.

Waivers & Conflicts

11.	The Board is responsible, with the assistance of the Corporate Governance and Nominating Committee, for:

(a)	reviewing departures from the Code;

(b)	providing or denying waivers from the Code; and

(c)	reviewing the necessity for making any filings required by securities laws in connection with departures from the Code.

Strategic Planning

12.	The Board, together with management of the Corporation, has the duty to adopt a strategic planning process and to approve, as required, a strategic plan which takes into account, among other things, the opportunities and risks of the business.

Risk Management

13.	The Board has the duty to:

(a)	adopt a process to identify the principal risks of the Corporation’s business and ensure the implementation of appropriate systems to manage these risks; and

(b)	together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Corporation’s:

(c)	disclosure controls and procedures;

(d)	internal controls over financial reporting;

(e)	management information systems; and

(f)	auditing and accounting principles and practices.

Financial Management

14.	The Board has the duty to:

(a)	review, and on the advice of the Audit Committee, approve, prior to their public dissemination:

(b)	annual and interim financial statements and notes thereto;

(c)	the annual and interim managements’ discussion and analysis of financial condition and results of operations;

(d)	relevant sections of the annual report, annual information form and management information circular containing financial information;

(e)	forecasted financial information and forward-looking statements; and

(f)	all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed; and

(g)	approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

15.	The Board has access to all books, records, facilities and personnel of the Corporation necessary for the discharge of its duties.

Advisors

16.	The Board has the power, at the expense of the Corporation, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.

Adopted and approved by the Board: May 21, 2010.

APPENDIX “B”

AUDIT COMMITTEE CHARTER

Purpose

1.	The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders of the Corporation and others, the systems of corporate financial controls which management and the Board have established and the audit process. More specifically the purpose of the Audit Committee is to satisfy itself that:

(a)	The Corporation’s annual financial statements are fairly presented in accordance with generally accepted accounting principles and to recommend to the Board whether the annual financial statements should be approved.

(b)	The information contained in the Corporation’s quarterly financial statements, annual report to shareholders and other financial publications, such as management’s discussion and analysis, is complete and accurate in all material respects and to approve these materials.

(c)	The Corporation has appropriate systems of internal control over the safeguarding of assets and financial reporting to ensure compliance with legal and regulatory requirements.

(d)	The internal and external audit functions have been effectively carried out and that any matter which the internal or the independent auditors wish to bring to the attention of the Board has been addressed. The Audit Committee will also recommend to the Board the re-appointment or appointment of auditors and their remuneration.

Composition and Process

2.	Following each annual meeting of shareholders of the Corporation, the Board shall appoint not less than three (3) directors to serve on the Audit Committee, each of whom shall:

(a)	be independent as that term is defined in the current laws applicable to the Corporation; and

(b)	be financially literate as such term is defined in the current laws applicable to the Corporation.

3.	The Chairman of the Audit Committee shall be appointed by the Board, or if it does not do so, the members of the Audit Committee may elect a Chairman by vote of a majority of the full Audit Committee membership and the Chairman of the Audit Committee shall be independent as that term is defined in the current laws applicable to the Corporation.

4.	Any member of the Audit Committee may be removed or replaced at any time by the Board and shall cease to be a member upon ceasing to be a director of the Corporation. Each member of the Audit Committee shall hold office until the close of the next annual meeting of shareholders of the Corporation or until the member resigns or is replaced, whichever first occurs.

5.	The Audit Committee will meet at least four times per year. The meetings will be scheduled to permit timely review of the interim and annual financial statements. Additional meetings may be held as deemed necessary by the Chairman of the Audit Committee or as requested by any member of the Audit Committee or by the internal or external auditors.

6.	If all members consent, and proper notice has been given or waived, a member or members of the Audit Committee may participate in a meeting of the Audit Committee by means of such telephonic, electronic or other communication facilities as permit all persons participating in the meeting to communicate adequately with each other, and a member participating in such a meeting by any such means is deemed to be present at that meeting.

7.	The Chairman of the Audit Committee will, in consultation with management, the members of the Audit Committee and the internal and external auditors, determine the schedule, time and place of meetings, establish the agenda for the meetings and ensure that properly prepared agenda materials are circulated to the members and other attendees with sufficient time for study prior to the meeting.

8.	A quorum for the transaction of business at all meetings of the Audit Committee shall be a majority of the members of the Audit Committee. Questions arising at any meeting shall be determined by a majority of votes of the members of the Audit Committee present.

9.	The Audit Committee may invite such directors, officers and employees of the Corporation as it may see fit from time to time to attend meetings of the Audit Committee and assist in the discussion and consideration of the business of the Audit Committee, but without voting rights.

10.	The Audit Committee shall keep regular minutes of proceedings and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board at such times as the Board may, from time to time, require.

11.	Supporting schedules and information reviewed by the Audit Committee will be available for examination by any director upon request to the Secretary of the Audit Committee.

12.	The Audit Committee shall choose as its secretary such person as it deems appropriate.

13.	The internal and external auditors shall be given notice of, on a yearly basis and have the right to appear before and to be heard at, the four regularly scheduled meetings of the Audit Committee, one to be held each quarter, and shall appear before the Audit Committee when requested to do so by the Audit Committee.

Duties and Responsibilities

14.	Subject to the powers and duties of the Board, the Board hereby delegates to the Audit Committee the following powers and duties to be performed by the Audit Committee on behalf of and for the Board:

(a)	Financial Reporting Control Systems

The Audit Committee shall:

(i)	review reports from senior officers of the Corporation outlining any significant changes in financial risks facing the Corporation;

(ii)	review the management letter of the external auditors and the Corporation’s responses to suggestions made;

(iii)	annually review the Audit Committee Mandate;

(iv)	review any new appointments to senior positions of the Corporation with financial reporting responsibilities; and

(v)	discuss with the external auditors the overall control environment and the adequacy of accounting system controls.

(b)	Interim Financial Statements

The Audit Committee shall:

(i)	review interim financial statements with officers of the Corporation and provide to the Board a recommendation as to whether the interim financial statements should be approved; this will include a detailed review of quarterly and year-to-date results;

(ii)	review and provide to the Board a recommendation approving any narrative comment accompanying interim financial statements; and

(iii)	review and provide to the Board a recommendation regarding approval of any interim earnings press release before it is publicly disclosed.

(c)	Annual Financial Statements and Other Financial Information

The Audit Committee shall:

(i)	review any changes in accounting policies or financial reporting requirements that may affect the current year’s financial statements;

(ii)	obtain summaries of significant transactions, and other potentially difficult matters whose treatment in the annual financial statements merits advance consideration;

(iii)	obtain draft annual financial statements in advance of the Audit Committee meeting and assess, on a preliminary basis, the reasonableness of the financial statements in light of the analyses provided by officers of the Corporation;

(iv)	review a summary provided by the Corporation’s legal counsel of the status of any material pending or threatened litigation, claims and assessments;

(v)	discuss the annual financial statements and the auditors’ report thereon in detail with officers of the Corporation and the auditors;

(vi)	review the annual report and other annual financial reporting documents including management’s discussion and analysis;

(vii)	provide to the Board a recommendation as to whether the annual financial statements should be approved;

(viii)	review any annual earnings press release before it is publicly disclosed; and

(ix)	review insurance coverage including directors’ and officers’ liability coverage;

(d)	Public Disclosure of Financial Information

The Audit Committee shall:

(i)	ensure that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements, other than the public disclosure referred to in Sections 14(b) and 14(c) above; and

(ii)	periodically assess the adequacy of such procedures.

(e)	External Audit Terms of Reference, Reports, Planning and Appointment

To preserve the independence of the external auditor responsible for issuing an auditor’s report or performing other audit review or attest services for the Corporation, the Audit Committee shall:

(i)	review the audit plan with the external auditors;

(ii)	discuss with the external auditors, without management present, matters affecting the conduct of their audit and other corporate matters;

(iii)	recommend to the Board each year the retention or replacement of the external auditors; if there is a plan to change auditors, review all issues related to the change and the steps planned for an orderly transition; and evaluate the external auditor’s qualifications, performance and independence;

(iv)	review and pre-approve any engagements for non-audit services to be provided by the external auditor and its affiliates in light of the estimated fees and impact on the external auditor’s independence, subject to any de minimus exception allowed by applicable law, provided that the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve non-audit services, however, any non-audit services that have been pre-approved by any such delegate of the Audit Committee must be presented to the Audit Committee at its first scheduled meeting following such pre-approval;

(v)	review with management and with the external auditor:

(1)	any proposed changes in major accounting policies;

(2)	the presentation and impact of significant risks and uncertainties; and

(3)	key estimates and judgements of management that may be material to financial reporting;

(vi)	review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation in compliance with current laws applicable to the Corporation;

(vii)	ensure that the external auditor reports directly to the Audit Committee, as representatives of the shareholders, rather than to the executive officers and management;

(viii)	be directly responsible for overseeing the work of the external auditor engaged for the purposes of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting; and

(ix)	annually review and recommend for approval to the Board the terms of engagement and the remuneration of the external auditor.

(f)	Internal Audit Function

The Audit Committee shall consider, together with the Chief Financial Officer of the Corporation, the Corporation’s internal audit function.

(g)	Procedure for Complaints regarding Accounting, Internal Controls or Auditing Matters

The Audit Committee shall:

(i)	establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters; and

(ii)	establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Reporting and Authority

15.	The Audit Committee shall report to the Board at its next regular meeting all such action it has taken since the previous report.

16.	The Audit Committee is empowered to investigate any activity of the Corporation and all employees are to co-operate as requested by the Audit Committee. The Audit Committee may retain persons having special expertise to assist it in fulfilling its responsibilities.

17.	The Audit Committee is authorized to request the presence at any meeting, but without voting rights, of a representative from the external auditors, senior management, internal audit, legal counsel or anyone else who could contribute substantively to the subject of the meeting and assist in the discussion and consideration of the business of the Audit Committee, including directors, officers and employees of the Corporation.

Governance

18.	The Audit Committee is responsible to review on a regular basis, and in its discretion make recommendations to the Board regarding confirmation of or changes to be made to its Mandate and the position description of its Chairman.

Advisors

19.	The Audit Committee has the power, at the expense of the Corporation, to retain, instruct, compensate and terminate independent advisors to assist the Audit Committee in the discharge of its duties.

Audit Committee Timetable

20.	The timetable on the following page outlines the Audit Committee’s schedule of activities during the year.

Meeting Timing	March	May	August	November

Agenda Item

A. Financial Reporting Control Systems

(1) Review reports from senior officers outlining changes in financial risks.	X	X	X	X

(2) Review management letter of external auditors and Corporation’s responses to suggestions made.	X

(3) Review the Audit Committee Mandate	X

(4) Review any new appointments to senior positions with financial reporting responsibilities	X	X	X	X

(5) Obtain assurance from both internal and external auditors regarding the overall control environment and the adequacy of account system controls.	X	X	X	X

B. Interim Financial Statements

(1) Review Interim financial statements with officers of the Corporation and approve prior to their release.		X	X	X

(2) Review narrative comment accompanying interim financial statements.		X	X	X

(3) Review interim earnings press release, if any		X	X	X

C. Annual Financial Statements and Other Financial Information

(1) Review any changes in accounting policies or financial reporting requirements that may affect the current year’s financial statements	X	X	X	X

(2) Obtain summaries of significant transactions, and other potentially difficult matters whose treatment in the annual financial statements merits advance consideration.	X	X	X	X

(3)    Obtain draft annual financial statements in advance of the Audit Committee meeting and assess, on a preliminary basis, the reasonableness of the financial statements in light of the analyses provided by officers of the Corporation.

X

(4) Review summary of the status of any material pending or threatened litigation, claims and assessments.	X	X	X	X

(5) Discuss the annual financial statements and the auditors’ report thereon in detail with officers of the Corporation and the auditors.	X

(6) Review the annual report and other annual financial reporting documents.	X

(7) Provide to the Board a recommendation as to whether the annual financial statements should be approved.	X

(8) Review annual earnings press release, if any	X

(9) Review insurance coverage.				X

D. External Audit Terms of Reference, Reports, Planning and Appointment

(1) Review the audit plan with the external auditors.	X

(2) Discuss in private with the external auditors matters affecting the conduct of their audit and other corporate matters.	X

(3)    Recommend to the Board the retention or replacement of the external auditors. If there is a plan to change auditors, review all issues related to the change and the steps planned for an orderly transition.

X

(4) Review and recommend for approval to the Board the terms of engagement and the remuneration of the external auditor.		X

APPENDIX “C”

SALE RESOLUTION

“BE IT RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1.	the sale by NiMin Energy Corp. (the “Corporation”) of all or substantially all of its assets including those assets held by its wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), pursuant to the purchase and sale agreement dated April 24, 2012 by and among the Corporation, Legacy, and BreitBurn Operating L.P. and the purchase and sale agreement dated April 26, 2012 by and between the Corporation, Legacy and Southern San Joaquin Production, LCC (collectively, the “Agreements”), all as more particularly described in the management information circular of the Corporation dated May [—], 2012, is hereby authorized and approved;

2.	subject to paragraph 3 of this resolution, any director or officer of the Corporation is hereby authorized, for, on behalf of, and in the name of the Corporation (whether under the corporate seal of the Corporation or otherwise), to execute, deliver and file all other documents and instruments and to take all such other actions as in the opinion of such director or officer may be necessary or advisable to implement this special resolution and the matters authorized and approved hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument, and the taking of any such action; and

3.	notwithstanding that this resolution has been duly passed, the board of directors of the Corporation may, without further notice to or approval of the shareholders of the Corporation, subject to the terms of the Agreements, cause the Corporation to amend or terminate either or both of the Agreements or revoke this special resolution at any time prior to the completion of the transactions contemplated in the Agreements.”

C-1

APPENDIX “D”

WINDING UP RESOLUTION

“BE IT RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1.	the voluntary liquidation and dissolution (the “Winding Up”) of NiMin Energy Corp. (the “Corporation”) pursuant to Section 212 of the Business Corporations Act (Alberta) is hereby authorized and approved;

2.	the distribution to shareholders of the Corporation, as part of the Winding Up and at such time or times and in such amount or amounts as may be determined at the discretion of the board of directors (the “Board”) of the Corporation (each such distribution, a “Distribution”) , of the Legacy Liquidation Distribution Amount (as such term is defined in the management information circular of the Corporation dated May [—], 2012) and cash on hand, less any reserves and payments made in respect of the Corporation’s ongoing costs and liabilities, is hereby authorized and approved;

3.	subject to subsection 38(3) of the ABCA, the Corporation, in respect of each Distribution, reduce the stated capital of the Common Shares pursuant to subsection 38(1) of the ABCA forthwith on making the Distribution by an amount equal to the lesser of:

(a)	the aggregate amount of the Distribution; or

(b)	the stated capital of the Common Shares immediately before the Distribution;

4.	notwithstanding that this resolution has been passed (and the Winding Up adopted) by the shareholders of the Corporation, (a) the Board is hereby authorized and empowered, in its discretion to and without further approval of the shareholders of the Corporation, not to proceed with the Winding Up if the Board has determined the Winding Up to be no longer in the best interests of the Corporation and its shareholders, and (b) this resolution shall automatically be revoked, without any further action by the shareholders or directors of the Corporation if the Sale of Assets (as such term is defined in the management information circular of the Corporation dated May [—], 2012) is not consummated in accordance with its terms; and

5.	any director or officer of the Corporation is hereby authorized, for, on behalf of, and in the name of the Corporation (whether under the corporate seal of the Corporation or otherwise), to execute, deliver and file all other documents and instruments and to take all such other actions as in the opinion of such director or officer may be necessary or advisable to implement this special resolution and the matters authorized and approved hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument, and the taking of any such action.”

D-1

[Annex E]

CC NATURAL RESOURCE PARTNERS, LLC OPINION

April 13, 2012

The Board of Directors

NiMin Energy Corp.

1160 Eugenia Place, Suite 100

Carpinteria, California 93013

Members of the Board:

This letter relates to the proposed sale of the assets (the “Sale Transactions”) of NiMin Energy Corp. (“NiMin Energy”) pursuant to the Purchase and Sale Agreements (the “PSAs”) to be entered into among NiMin Energy and Legacy Energy, Inc. (“Legacy”) and Breitburn Operating LP and Southern San Joaquin Production, LLC. The terms and conditions of the Sale Transactions will be more fully set forth in the PSAs.

You have requested our opinion as to whether the Sale Transactions are fair to NiMin Energy from a financial point of view. In connection with developing our opinion we have:

(i)	reviewed certain publicly available financial statements and reports regarding NiMin Energy and Legacy;

(ii)	reviewed certain estimates of NiMin Energy’s oil and gas reserves, including estimates of proved and non-proved reserves prepared (a) by an independent engineering firm as of January 1, 2012 and (b) by management of NiMin Energy as of January 1, 2012;

(iii)	reviewed certain internal financial statements and other financial and operating data concerning NiMin Energy prepared by its management;

(iv)	compared the financial performance of NiMin Energy, and the trading history of NiMin Energy, with that of certain other publicly-traded companies that CCNRP deemed relevant;

(v)	reviewed the financial terms, to the extent publicly available, of certain other transactions that CCNRP deemed relevant;

(vi)	reviewed the most recent drafts of the PSAs and related documents that were provided to CCNRP;

(vii)	discussed with management of NiMin Energy the operations of NiMin Energy; and

(viii)	performed such other reviews and analyses and provided such other services as CCNRP deemed appropriate.

We have relied on the accuracy and completeness of the information and financial and oil and gas data provided to us by NiMin Energy and of the other information reviewed by us in connection with the preparation of our opinion, and our opinion is based upon such information. The management of NiMin Energy has assured us that they are not aware of any relevant information that has been omitted or remains undisclosed to us. We have not assumed any responsibility for independent verification of the accuracy and completeness of any such information or financial data. We have not assumed any responsibility for making or undertaking an independent evaluation or appraisal of any of the assets or liabilities of NiMin Energy, nor have we evaluated the solvency or fair value of NiMin Energy under any laws relating to bankruptcy, insolvency or similar matters, and we have not been furnished with any such evaluations or appraisals. We have not assumed any obligation to conduct any physical inspection of the properties or facilities of NiMin Energy. With respect to the financial information prepared by the management of NiMin Energy, we have assumed that such financial information have been reasonably prepared and reflect the best currently available judgments of the management of NiMin Energy as to the financial performance of NiMin Energy and that the financial results will be realized as predicted. With respect to the estimates of oil and gas reserves referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of NiMin Energy’s independent engineering firm and management and staff, as applicable. We are not experts in the evaluation of oil and gas reserves and we express no view as to the reserve quantities, or the potential development or production (including, without limitation, as to the feasibility or timing thereof) of any oil and gas properties of NiMin Energy. We have relied, without independent verification, upon the assessments of NiMin Energy’s independent engineering firm and management and staff of NiMin Energy as to market trends and prospects relating to the oil and gas industry and the potential effects of such trends and prospects on NiMin Energy, including the assumptions as to commodity prices and estimates referred to above, which prices are subject to significant volatility and which, if different from such assumptions, could have a material impact on our opinion. We have also assumed that the representations and warranties to be contained in the PSAs and all related documents will be true, correct and complete in all material respects.

As part of our investment banking business, we regularly issue fairness opinions and are continually engaged in the valuation of companies, their assets and their securities in connection with business reorganizations, private placements, mergers and acquisitions and valuations for estate, corporate and other purposes. We are entitled to receive a fee and reimbursement of our expenses from NiMin Energy for providing our fairness opinion to the Board. NiMin Energy has also agreed to indemnify us for certain liabilities arising out of our engagement, including certain liabilities that could arise out of our providing this opinion letter.

Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and on the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. We have assumed that the Sale Transactions will be consummated on the terms of the latest draft of the PSAs provided to us, without material waiver or modification. We have assumed that in the course of obtaining the necessary regulatory, lending or other consents or approvals (contractual or otherwise) for the Sale Transactions, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Sale Transactions to NiMin Energy.

We are not expressing any opinion herein as to the price at which the common stock of NiMin Energy will trade following the announcement or consummation of the Sale Transactions.

This opinion is for the use and benefit of the Board of NiMin Energy. Our opinion does not address the merits of the underlying decision by NiMin Energy to engage in the Sale Transactions, the merits of the Sale Transactions as compared to other alternatives potentially available to NiMin Energy or the relative effects of any alternative transaction in which NiMin Energy might engage, nor is it intended to be a recommendation to any person as to any specific action that should be taken in connection with the Sale Transactions. This opinion is not intended to confer any rights or remedies upon any employee, creditor, stockholder or other equity holder of NiMin Energy, or any other party other than the Board. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of NiMin Energy. We have not been asked to express any opinion, and do not express any opinion, as to the fairness of the amount or nature of the compensation to any of NiMin Energy’s officers, directors or employees, or to any group of such officers, directors or employees, relative to the compensation to other stockholders of NiMin Energy. Neither this opinion nor its substance may be disclosed by you to anyone other than your advisors without our written permission. Notwithstanding the foregoing, this opinion and a summary discussion of our underlying analyses and our role on behalf of the Board may be included in communications to NiMin Energy’s stockholders, provided that we approve of the content of such disclosures prior to publication.

Based on the foregoing and our general experience as investment bankers, and subject to the qualifications stated herein, we are of the opinion on the date hereof that the consideration to be received pursuant to the Sale Transactions is fair to NiMin Energy from a financial point of view.

Very truly yours,

CC NATURAL RESOURCE PARTNERS, LLC

By:	/s/ Christopher T. Czuppon
Christopher T. Czuppon
Managing Director

APPENDIX “F”

DISSENT RIGHTS

SECTION 191 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

Shareholder’s right To dissent

191	(1) Subject to sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

(b)	amend its articles under section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

(b.1)	amend its articles under section 173 to add or remove an express statement establishing the unlimited liability of shareholders as set out in section 15.2(1),

(c)	amalgamate with another corporation, otherwise than under section 184 or 187,

(d)	be continued under the laws of another jurisdiction under section 189, or

(e)	sell, lease or exchange all or substantially all its property under section 190.

(2)	A holder of shares of any class or series of shares entitled to vote under section 176, other than section 176(l)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)	In addition to any other right the shareholder may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

(4)	A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the shareholder or on behalf of any one (1) beneficial owner and registered in the name of the dissenting shareholder.

(5)	A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)	at or before any meeting of shareholders at which the resolution is to be voted on, or

(b)	if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of the shareholder’s right to dissent.

(6)	An application may be made to the Court after the adoption of a resolution referred to in subsection (1) or (2),

(a)	by the corporation, or

(b)	by a shareholder if the shareholder has sent an objection to the corporation under subsection (5),

to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section, or to fix the time at which a shareholder of an unlimited liability corporation who dissents under this section ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(7)	If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

(8)	Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)	at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)	within 10 days after the corporation is served with a copy of the application, if a shareholder is the applicant.

(9)	Every offer made under subsection (7) shall

(a)	be made on the same terms, and

(b)	contain or be accompanied with a statement showing how the fair value was determined.

(10)	A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder’s shares by the corporation, in the amount of the corporation’s offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)	A dissenting shareholder

(a)	is not required to give security for costs in respect of an application under subsection (6), and

(b)	except in special circumstances must not be required to pay the costs of the application or appraisal.

(12)	In connection with an application under subsection (6), the Court may give directions for

(a)	joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)	the trial of issues and interlocutory matters, including pleadings and questioning under Part 5 of the Alberta Rules of Court,

(c)	the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)	the deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)	the appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)	the service of documents, and

(g)	the burden of proof on the parties.

(13)	On an application under subsection (6), the Court shall make an order

(a)	fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

(b)	giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders,

(c)	fixing the time within which the corporation must pay that amount to a shareholder, and

(d)	fixing the time at which a dissenting shareholder of an unlimited liability corporation ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(14)	On

(a)	the action approved by the resolution from which the shareholder dissents becoming effective,

(b)	the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder’s shares, whether by the acceptance of the corporation’s offer under subsection (7) or otherwise, or

(c)	the pronouncement of an order under subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder’s shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)	Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)	Until one of the events mentioned in subsection (14) occurs,

(a)	the shareholder may withdraw the shareholder’s dissent, or

(b)	the corporation may rescind the resolution,

and in either event proceedings under this section shall be discontinued.

(17)	The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights, as a shareholder by reason of subsection (14) until the date of payment.

(18)	If subsection (20) applies, the corporation shall, within 10 days after

(a)	the pronouncement of an order under subsection (13), or

(b)	the making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder’s shares,

notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)	Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the shareholder’s notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder’s full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)	A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due, or

(b)	the realizable value of the corporation’s assets would by reason of the payment be less than the aggregate of its liabilities.

APPENDIX G

Execution Version

PURCHASE AND SALE AGREEMENT

AMONG

LEGACY ENERGY, INC.

AS SELLER

NIMIN ENERGY CORP.

AS PARENT

AND

BREITBURN OPERATING L.P.

AS BUYER

EXHIBITS AND SCHEDULES

Exhibit A	– Subject Interests
Exhibit B	– Wells and Interests
Exhibit C	– Allocated Values
Exhibit D	– Form of Assignment and Bill of Sale
Exhibit E-1	– Form of Seller’s Officer’s Certificate
Exhibit E-2	– Form of Parent’s Officer’s Certificate
Exhibit F	– Form of Buyer’s Officer’s Certificate
Exhibit G	– Form of Support Agreement

Schedule 1.02(e)	– Contracts
Schedule 1.03	– Excluded Assets
Schedule 3.07	– Preferential Purchase Rights
Schedule 3.08	– Consents
Schedule 5.06	– Existing Claims and Litigation
Schedule 5.08	– Taxes
Schedule 5.11	– Imbalances
Schedule 5.14	– Compliance with Laws
Schedule 5.15	– Permits
Schedule 5.16	– P&A Wells
Schedule 5.17	– Proposed Operations or Expenditures
Schedule 5.19	– Environmental
Schedule 5.20	– Payout
Schedule 5.21	– Suspense Funds
Schedule 10.02(b)(iii)	– Liens for Taxes and Assessments
Schedule 13.04	– Required Approvals
Schedule 13.12	– Officers and Directors

DEFINITIONS

TERM	SECTION
Acquisition Proposal	Section 13.11(a)(i)
Agreement	Preamble
Allocated Values	Section 2.02
Asset Taxes	Section 9.04(a)
Assets	Section 1.02
Assignment	Section 10.04(a)
Assumed Obligations	Section 14.02
Audited Special Financial Statements	Section 17.17(c)
Business Days	Section 3.01
Buyer	Preamble
Buyer Additional Asset Taxes	Section 9.02
Buyer’s Environmental Consultant	Section 4.01(a)
Buyer’s Environmental Review	Section 4.01(a)
Buyer Indemnitees	Section 14.04
CERCLA	Section 4.02(c)
Closing	Section 10.01
Closing Date	Section 10.01
Contracts	Section 1.02(e)
Defensible Title	Section 3.02
Disputes	Section 16.01
Documents	Section 17.03
Due Diligence Period	Section 13.11(a)(ii)
Easements	Section 1.02(c)
Effective Time	Section 2.04
Environmental Defect	Section 4.02(a)
Environmental Defect Value	Section 4.02(d)
Environmental Permits	Section 5.19(b)
Environmental Information	Section 4.01(b)
Environmental Laws	Section 4.02(c)
Examination Period	Section 3.01
Exchange Act	Section 17.17(a)
Excluded Assets	Section 1.03
Final Settlement Date	Section 12.02(a)
Final Statement	Section 12.02(b)
Governmental Authority	Section 4.02(b)
Hydrocarbons	Section 1.02(d)
Independent Expert	Section 16.03(a)
Information Circular	Section 13.03(b)
Law	Section 2.03
Leases	Section 1.02(a)
Losses	Section 14.03

TERM	SECTION
Net Revenue Interest	Section 3.02(a)
Notice of Disagreement	Section 12.02(a)
Parent	Preamble
Parent Securityholder Approval	Section 13.03(a)
Parent Securityholders	Section 13.03(a)
Party or Parties	Preamble
Permits	Section 5.15
Permitted Encumbrances	Section 3.02(d)
Person	Section 1.02(g)
Personal Property	Section 1.02(d)
Proposed Final Statement	Section 12.02(a)
Purchase Price	Section 2.01
Purchase Price Adjustments	Section 10.02(c)
Records	Section 1.02(f)
Regulatory Authority	Section 13.04(a)
Representatives	Section 13.11(b)
Required Approvals	Section 13.04(a)
Retained Obligations	Section 14.01
SEC	Section 17.17(a)
Securities Act	Section 17.17(a)
Seller	Preamble
Seller Additional Asset Taxes	Section 9.02
Seller Indemnitees	Section 14.03
Seller’s Auditor	Section 17.17(a)
Special Financial Statements	Section 17.17(a)
Special Meeting	Section 13.03(b)
Statement	Section 10.03
Straddle Period	Section 9.04(b)
Subject Interest(s)	Section 1.02(a)
Superior Proposal	Section 13.11(a)(ii)
Tax or Taxes	Section 9.04(c)
Tax Return	Section 9.04(d)
Third Party	Section 1.02(g)
Title Benefit	Section 3.09(a)
Title Defect	Section 3.03
Title Defect Value	Section 3.04(c)
Transfer Taxes	Section 9.01
Working Interest	Section 3.02(b)

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made and entered into this 24th day of April, 2012, by and among Legacy Energy, Inc., a Delaware corporation (“Seller”), NiMin Energy Corp., an Alberta corporation, and owner of all of the outstanding shares of common stock of Seller (“Parent”), and BreitBurn Operating L.P., a Delaware limited partnership (“Buyer”). Buyer, Seller and Parent are collectively referred to herein as the “Parties,” and are sometimes referred to individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Seller is willing to sell to Buyer, and Buyer is willing to purchase from Seller, the Assets (as defined in Section 1.02), all upon the terms and conditions hereinafter set forth;

WHEREAS, the Board of Directors of Parent and Seller (i) have determined that the transaction is fair and in the best interest of Parent and its stockholders and Seller and its stockholders and (ii) have approved and adopted this Agreement and the transaction contemplated by this Agreement;

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, Seller, Parent and Buyer hereby agree as follows:

Article I

Assets

Section 1.01 Agreement to Sell and Purchase. Subject to and in accordance with the terms and conditions of this Agreement, Buyer agrees to purchase the Assets from Seller, and Seller agrees to sell the Assets to Buyer.

Section 1.02 Assets. Subject to Section 1.03, the term “Assets” shall mean all of Seller’s right, title and interest in and to:

(a)	the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the “Leases”), the lands covered by the Leases, and any fee interests, fee mineral interests, royalties, net profits interests and overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the “Subject Interests,” or singularly, a “Subject Interest”);

(b)

all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon (as defined in Subsection (d) of this Section 1.02) production after the Effective Time (as defined in Section 2.02) attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c)	to the extent assignable or transferable, all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used in connection with the Subject Interests (the “Easements”), including, without limitation, the Easements described or referred to in Exhibit A;

(d)	to the extent assignable or transferable, all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests and the Easements or with the production, treatment, sale or disposal of oil, gas or other hydrocarbons (collectively, “Hydrocarbons”), including, without limitation, all wells and well locations located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B, wellhead equipment, pumps, pumping units, flowlines, pipelines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities and other materials, supplies, equipment, facilities and machinery (collectively, “Personal Property”);

(e)	to the extent assignable or transferable, all contracts, agreements and other arrangements (excluding the Leases and the Easements) that directly relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the “Contracts,” including, without limitation, the Contracts described in Schedule 1.02(e));

(f)	all books, records, files, muniments of title, reports and similar documents and materials, including, without limitation, lease records, well records and division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files and correspondence, in each case that relate to the foregoing interests, in the possession of, and maintained by, Seller (collectively, the “Records”);

(g)

all geological and geophysical data relating to the Subject Interests, other than such data which cannot be transferred without the consent of (provided that Seller shall use commercially reasonable efforts to obtain such consent) or payment to any Third Party (unless paid by Buyer). For purposes of this Agreement, (i) “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity; and (ii) “Third Party” means any Person or entity, governmental or otherwise, other than Seller or Buyer, and their respective affiliates; the term includes, but is not limited to, working interest owners, royalty owners, lease operators, landowners, service contractors and governmental agencies; and

(h)	any other assets that are located in the State of Wyoming or that are used or useful to the Assets described in Section 1.02(a) through Section 1.02(g).

Section 1.03 Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the sale contemplated hereby (collectively, the “Excluded Assets”): (a) to the extent received by Seller or Buyer within 90 days after Closing, all credits and refunds (other than those relating to Taxes, which are governed by Subsection (b) below) and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (b) to the extent received by Seller or Buyer within 90 days after Closing, all claims of Seller for refunds of or loss carry forwards with respect to (i) income or franchise Taxes imposed on Seller, or (ii) any Taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement, but excluding for the avoidance of doubt, any refunds of Asset Taxes; (c) to the extent received by Seller or Buyer within 90 days after Closing, all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any other Excluded Assets; (d) all of Seller’s proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks and logos; (e) all of Seller’s rights and interests in geological and geophysical data which cannot be transferred without the consent of (provided that Seller shall use commercially reasonable efforts to obtain such consent) or payment to any Third Party; (f) data and other information that cannot be disclosed or assigned to Buyer as a result of confidentiality or similar arrangements under agreements with Persons unaffiliated with Seller; (g) to the extent received by Seller or Buyer within 90 days after Closing, all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the other Excluded Assets; (h) all corporate, partnership and income Tax records of Seller; (i) vehicles, office equipment and supplies; and (j) the items described on Schedule 1.03.

Article II

Purchase Price

Section 2.01 Purchase Price. The total consideration for the purchase, sale and conveyance of the Assets to Buyer is Buyer’s payment to Seller of the sum of $98,050,000 (the “Purchase Price”), as adjusted in accordance with the provisions of this Agreement. The adjusted Purchase Price shall be paid to Seller (or its designee) at Closing (as defined in Section 10.01) by means of a completed federal funds transfer to an account designated in writing by Seller.

Section 2.02 Property Values. Buyer and Seller have agreed on the allocation of values among the Assets as set forth in Exhibit C (the “Allocated Values”). Seller and Buyer agree that the Allocated Values shall be used for federal income tax purposes, for computation of any adjustments to the Purchase Price pursuant to the provisions of Article III and Article IV, and for all other purposes incident to this Agreement.

Section 2.03 Law. For the purposes of this Agreement, “Law” means any statute, Law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

Section 2.04 Effective Time. If the transactions contemplated hereby are consummated in accordance with the terms and provisions hereof, the ownership of the Assets shall be transferred from Seller to Buyer on the Closing Date, and effective as of 7:00 a.m. local time where the Assets are located on April 1, 2012 (the “Effective Time”).

Article III

Title Matters

Section 3.01 Examination Period. Following the execution date of this Agreement until the Closing (the “Examination Period”), Seller shall permit Buyer and/or its representatives to examine, at all reasonable times, in Seller’s offices, all abstracts of title, title opinions, title files, ownership maps, lease files, contract files, assignments, division orders, operating and accounting records and agreements pertaining to the Assets insofar as same may now be in existence and in the possession of Seller. “Business Days” means all calendar days excluding Saturdays, Sundays and U.S. legal holidays.

Section 3.02 Defensible Title and Permitted Encumbrances. For purposes of this Agreement, the term “Defensible Title” means, with respect to a given Asset, such ownership by Seller in such Asset that, subject to and except for the Permitted Encumbrances (as defined in Subsection (d) of this Section 3.02):

(a)	entitles Seller to receive not less than the percentage set forth in Exhibit B as Seller’s “Net Revenue Interest” of all Hydrocarbons produced, saved and marketed from each well or unit as set forth in Exhibit B, all without reduction, suspension or termination of such interest throughout the productive life of such well;

(b)	obligates Seller to bear not greater than the percentage set forth in Exhibit B as Seller’s “Working Interest” of the costs and expenses relating to the maintenance, development and operation of each well or unit as set forth in Exhibit B, all without increase throughout the productive life of such well; and

(c)	is free and clear of all liens, encumbrances and defects in title.

(d)	The term “Permitted Encumbrances” shall mean any of the following matters to the extent the same are valid and subsisting and affect the Assets:

(i)	the Contracts described in Schedule 1.02(e);

(ii)	any (A) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to the maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (B) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ liens or other similar liens or charges for liquidated amounts arising in the ordinary course of business (1) that Seller has agreed to assume or pay pursuant to the terms hereof, or (2) for which Seller will pay or release at the Closing;

(iii)	any liens for current period Taxes to the extent there has been a reduction in the Purchase Price under this Agreement for such liens;

(iv)	the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in (including any liens or security interests created by Law or reserved in oil and gas leases for royalty, bonus or rental, or created to secure compliance with the terms of) the agreements, instruments and documents that create or reserve to Seller its interest in the Assets, provided that the net cumulative effect of such matters does not operate to reduce the Net Revenue Interests of Seller for any well, well location or unit below those set forth in Exhibit B or increase the Working Interests of Seller for any well, well location or unit above those set forth in Exhibit B for such well, well location or unit without a corresponding increase in the Net Revenue Interests;

(v)	any obligations or duties affecting the Assets to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable Laws, rules, regulations and orders of any Governmental Authority (as defined in Section 4.02(b));

(vi)	any (A) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (B) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by Seller or over which Seller owns rights-of-way, easements, permits or licenses, to the extent that same do not materially interfere with the oil and gas operations to be conducted on the Assets;

(vii)	all lessors’ royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time, whether recorded or unrecorded, provided that the net cumulative effect of such matters does not operate to reduce the Net Revenue Interests of Seller for any well, well location or unit below those set forth in Exhibit B or increase the Working Interests of Seller for any well, well location or unit above those set forth in Exhibit B or such well, well location or unit without a corresponding increase in the Net Revenue Interests;

(viii)	preferential rights to purchase or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(ix)	required Third Party consents to assignments or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(x)	all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(xi)	rights reserved to or vested in any Governmental Authority to control or regulate any of the Assets and the applicable Laws, rules and regulations of such Governmental Authorities; and

(xii)

all defects (but not liens), irregularities affecting the Assets that individually or in the aggregate (A) do not operate to (1) reduce the Net Revenue Interests of Seller for any well, well location or unit below those set forth on Exhibit B, (2) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interests of Seller for any well, well location or unit above those set forth on Exhibit B, or (3) otherwise interfere materially with the operation, value or use of the Assets, or (4) would be accepted by a reasonably prudent buyer in the business of owning and operating similar oil and gas properties; or (B) operate to increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the Working Interest of Seller for any well, well location or unit above those set forth on Exhibit B, so long as there is a proportionate increase in Seller’s Net Revenue Interest for such well, well location or unit.

Section 3.03 Title Defect. The term “Title Defect,” as used in this Agreement, shall mean: (a) any encumbrance, encroachment, irregularity, defect in or objection to Seller’s ownership of any Asset (expressly excluding Permitted Encumbrances) that causes Seller not to have Defensible Title to such Asset; or (b) any default by Seller under a lease, farmout agreement or other contract or agreement that would (i) have a material adverse effect on the operation, value or use of such Asset, (ii) prevent Seller from receiving the proceeds of production attributable to Seller’s interest therein or (iii) result in cancellation of Seller’s interest therein.

Section 3.04 Notice of Title Defects.

(a)	If Buyer discovers any Title Defect affecting any Asset, Buyer shall notify Seller as promptly as possible but no later than the expiration of the Examination Period of such alleged Title Defect. To be effective, such notice must (i) be in writing, (ii) be received by Seller prior to the expiration of the Examination Period, (iii) describe the Title Defect in sufficient, specific detail (including any alleged variance in the Net Revenue Interest) to the extent reasonably known, (iv) identify the specific Asset or Assets affected by such Title Defect, and (v) include the value of such Title Defect as determined by Buyer. Any matters that may otherwise constitute Title Defects, but of which Seller has not been specifically notified by Buyer in accordance with the foregoing, shall be deemed to have been waived by Buyer for all purposes, except under the Assignment.

(b)	Upon the receipt of such effective notice from Buyer, subject to Section 3.05 Seller and Buyer shall attempt to mutually agree on a resolution including, but not limited to (i) attempt to cure such Title Defect at any time prior to the Closing or (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the mutually agreed allocated value of such affected Asset.

(c)	The value attributable to each Title Defect (the “Title Defect Value”) that is asserted by Buyer in the Title Defect notices shall be determined based upon the criteria set forth below:

(i)	If the Title Defect is a lien upon any Asset, the Title Defect Value is the amount necessary to be paid to remove the lien from the affected Asset.

(ii)

If the Title Defect asserted is that the Net Revenue Interest attributable to any well or unit is less than that stated in Exhibit C or the Working Interest attributable to any well or unit is greater than that stated in Exhibit C, then the Title Defect Value shall take into account the relative change in the interest from Exhibit C and the appropriate Allocated Value attributed to such Asset.

(iii)	If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest) of a type not described in Subsections (i) and (ii) of Section 3.04(c) for which the economic detriment to Buyer is unliquidated, the amount of the Title Defect Value shall be determined by taking into account the following factors: the Allocated Value of the affected Asset, the portion of the Asset affected by the Title Defect, the legal effect of the Title Defect, the potential discounted economic effect of the Title Defect over the life of the affected Asset, the Title Defect Values placed upon the Title Defect by Buyer and Seller and such other reasonable factors as are necessary to make a proper evaluation.

(iv)	If a Title Defect is not in effect or does not adversely affect an Asset throughout the entire productive life of such Asset, such fact shall be taken into account in determining the Title Defect Value.

(v)	The Title Defect Value of a Title Defect shall be determined without duplication of any costs or losses included in another Title Defect Value hereunder.

(vi)	Notwithstanding anything herein to the contrary, in no event shall a Title Defect Value exceed the Allocated Value of the wells, units or other Assets affected thereby.

(vii)	If Buyer and Seller agree on the Title Defect Value, that amount shall be the Title Defect Value.

(viii)	Such other factors as are reasonably necessary to make a proper evaluation.

Section 3.05 Remedies for Title Defects and Title Benefits.

(a)	With respect to each Title Defect that is not cured on or before the Closing, the Purchase Price shall be reduced by an amount equal to the Title Defect Value agreed upon in writing by Buyer and Seller.

(b)	If any Title Defect is in the nature of an unobtained consent to assignment or other restriction on assignability, the provisions of Section 3.08 shall apply.

(c)

If on or before Closing the Parties have not agreed upon the validity of any asserted Title Defect or have not agreed on the Title Defect Value attributable thereto, either Party shall have the right to elect to have the validity of such Title Defect and/or such Title Defect Value determined by an Independent Expert pursuant to Section 16.03; provided that if the validity of any asserted Title Defect, or the Title Defect Value attributable thereto, is not determined before Closing, the affected Asset shall be conveyed to Buyer at Closing and the Purchase Price paid at Closing shall be reduced such that only the undisputed Allocated Value with respect to any affected Asset shall be paid at Closing, and upon the final resolution of such dispute pursuant to Article XVI, to the extent it is determined that the subject Title Defect was not valid or that the Title Defect Amount used to reduce the Purchase Price was overstated, Buyer shall promptly refund to Seller the amount determined pursuant to such final resolution that was withheld by Buyer at Closing.

(d)	Notwithstanding anything to the contrary in this Agreement, (i) if the value of a given individual Title Defect (or individual Title Benefit (as defined in Section 3.09(a))) does not exceed $25,000, then no adjustment to the Purchase Price shall be made for such Title Defect (or Title Benefit), (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding $25,000) and Environmental Defects (exceeding $25,000), or for Title Benefits, does not exceed three percent (3%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefor, and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding $25,000) and Environmental Defects (exceeding $25,000), or for Title Benefits, does exceed three percent (3%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Section 3.06 Special Warranty of Title. Seller hereby agrees to warrant and defend title to the Assets unto Buyer against every Person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Seller and its affiliates, but not otherwise; subject, however, to the Permitted Encumbrances and the other matters set forth herein.

Section 3.07 Preferential Rights To Purchase.

(a)	Buyer’s good faith allocation of values as set forth in Exhibit C shall be used to prepare an allocation of the Purchase Price to Assets that are subject to preferential purchase rights and shall be set forth in Schedule 3.07. Seller shall use its reasonable efforts to comply with all preferential right purchase provisions relative to any Asset prior to Closing.

(b)

If, prior to Closing, a holder of a preferential purchase right exercises its rights with respect to an Asset to which its preferential purchase right applies (as determined in accordance with the agreement in which the preferential purchase right arises) and consummates the purchase, then the Asset covered by such preferential purchase right shall be excluded from the Assets to be conveyed to Buyer, and the Purchase Price shall be reduced by the Allocated Value of such Asset.

(c)	If by Closing, either (a) the time frame for the exercise of a preferential purchase right has not expired and Seller has not received notice of an intent not to exercise or a waiver of the preferential purchase right, or (b) a holder of a preferential purchase right exercises its right but fails to consummate the purchase prior to Closing, then Seller shall retain the Assets conveyed by such preferential purchase rights and the Purchase Price shall be adjusted downward by an amount equal to the Allocated Value of such Assets. As to any Assets retained by Seller hereunder, following Closing, if a preferential purchase right is not consummated within the time frame specified in the preferential purchase right, or if the time frame for exercise of the preferential purchase right expires without exercise after the Closing, then, subject to the same terms and conditions set forth in this Agreement, Seller shall promptly convey the applicable Asset to Buyer effective as of the Effective Time, and Buyer shall pay the Allocated Value thereof pursuant to the terms of this Agreement up to and through the Final Settlement Date and in connection with the payments to be made with respect to the Final Statement as set forth in Section 12.02(b).

(d)	Seller shall use reasonable efforts to send out the applicable preferential right to purchase notices within five Business Days after the date this Agreement is executed. Buyer acknowledges and agrees that Seller shall determine (in its good faith judgment) the extent of the preferential purchase rights encumbering the Assets, and said determination shall be used by Seller to provide the preferential purchase right notifications.

Section 3.08 Consents to Assignment. Seller shall use all reasonable efforts to obtain all necessary consents from Third Parties to assign the Assets prior to Closing (other than governmental approvals that are customarily obtained after Closing), and Buyer shall assist Seller with such efforts. Such consents are set forth on Schedule 3.08. If prior to Closing, Seller fails to obtain a consent to assign that would invalidate the conveyance of the Asset affected by the consent to assign or materially affect the value or use of the Asset, then Seller shall retain the affected Asset and the Purchase Price shall be reduced by the Allocated Value of the affected Asset. If such consent has been obtained as of the Final Settlement Date, then Seller shall convey the affected Asset to Buyer effective as of the Effective Time, subject to the same terms and conditions set forth in this Agreement, and Buyer shall pay Seller the Allocated Value of the affected Asset, in accordance with the terms and conditions of this Agreement. If such consent has not been obtained as of the Final Settlement Date, the affected Asset shall be excluded from the sale and the Purchase Price shall be deemed to be reduced by an amount equal to the Allocated Value of the affected Asset. Buyer shall reasonably cooperate with Seller in obtaining any required consent including providing assurances of reasonable financial conditions, but Buyer shall not be required to expend funds or make any other type of financial commitments as a condition of obtaining such consent.

Section 3.09 Remedies for Title Benefits.

(a)	If either Party discovers any Title Benefit during the Examination Period affecting the Assets, it shall promptly notify the other Party in writing thereof on or before the expiration of the Examination Period. Subject to Section 3.05, Seller shall be entitled to an upward adjustment to the Purchase Price pursuant to Section 10.02(a)(i) with respect to all Title Benefits, in an amount mutually agreed upon by the Parties. For purposes of this Agreement, the term “Title Benefit” shall mean Seller’s interest in any Subject Interest that is greater than or in addition to that set forth in Exhibit B (including, without limitation, a Net Revenue Interest that is greater than that set forth in Exhibit B) or Seller’s Working Interest in any Subject Interest that is less than the Working Interest set forth in Exhibit B (without a corresponding decrease in the Net Revenue Interest). Any matters that may otherwise constitute Title Benefits, but of which Buyer has not been specifically notified by Seller in accordance with the foregoing, shall be deemed to have been waived by Seller for all purposes.

(b)	If with respect to a Title Benefit the Parties are not deemed to have agreed on the amount of the upward Purchase Price adjustment or have not otherwise agreed on such amount prior to the Closing Date, Seller or Buyer shall have the right to elect to have such Purchase Price adjustment determined by an Independent Expert pursuant to Section 16.03. If the amount of such adjustment is not determined pursuant to this Agreement by the Closing, the undisputed portion of the Purchase Price with respect to the Asset affected by such Title Benefit shall be paid by Buyer at the Closing and, subject to Section 3.05, upon determination of the amount of such adjustment, any unpaid portion thereof shall be paid by Buyer to Seller.

Article IV

Environmental Matters

Section 4.01 Environmental Review.

(a)

Buyer shall have the right to conduct or cause a consultant (“Buyer’s Environmental Consultant”) to conduct an environmental review of the Assets prior to the expiration of the Examination Period (“Buyer’s Environmental Review”). The cost and expense of Buyer’s Environmental Review, if any, shall be borne solely by Buyer. The scope of work comprising Buyer’s Environmental Review shall be limited to that mutually agreed by Buyer and Seller prior to commencement thereof and shall not include any intrusive test or procedure without the prior consent of Seller. Buyer shall (and shall cause Buyer’s Environmental Consultant to): (i) consult with Seller before conducting any work comprising Buyer’s Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s operations, and (iii) comply with all applicable Laws, rules and regulations. Buyer shall be responsible for, provided that Seller shall provide all reasonable assistance in, obtaining any Third Party consents that are required in order to perform any work comprising Buyer’s Environmental Review, and Buyer shall consult with Seller prior to requesting each such Third Party consent. Seller shall have the right to have a representative or representatives accompany Buyer and Buyer’s Environmental Consultant at all times during Buyer’s Environmental Review. With respect to any samples taken in connection with Buyer’s Environmental Review, Buyer shall take split samples, providing one of each such sample, properly labeled and identified, to Seller. Buyer hereby agrees to release, defend, indemnify and hold harmless Seller from and against all claims, losses, damages, costs, expenses, causes of action and judgments of any kind or character (INCLUDING THOSE RESULTING FROM SELLER’S SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY) to the extent arising out of Buyer’s Environmental Review.

(b)	Unless otherwise required by applicable Law, Buyer shall (and shall cause Buyer’s Environmental Consultant to) treat confidentially any matters revealed by Buyer’s Environmental Review and any reports or data generated from such review (the “Environmental Information”), and Buyer shall not (and shall cause Buyer’s Environmental Consultant to not) disclose any Environmental Information to any Governmental Authority or other Third Party without the prior written consent of Seller. Unless otherwise required by Law, Buyer may use the Environmental Information only in connection with the transactions contemplated by this Agreement. If Buyer, Buyer’s Environmental Consultant or any Third Party to whom Buyer has provided any Environmental Information become legally compelled to disclose any of the Environmental Information, Buyer shall provide Seller with prompt notice sufficiently prior to any such disclosure so as to allow Seller to file any protective order, or seek any other remedy, as it deems appropriate under the circumstances. If this Agreement is terminated prior to the Closing, Buyer shall deliver the Environmental Information to Seller, which Environmental Information shall become the sole property of Seller. Buyer shall provide two copies of the Environmental Information to Seller without charge.

Section 4.02 Environmental Definitions.

(a)	Environmental Defects. For purposes of this Agreement, the term “Environmental Defect” shall mean, with respect to any given Asset, an individual environmental condition that constitutes a violation of, or requires remediation under, Environmental Laws in effect as of the date of this Agreement in the jurisdiction in which such Asset is located. Environmental Defect shall not be deemed to include an environmental condition described on Schedule 5.19.

(b)	Governmental Authority. For purposes of this Agreement, the term “Governmental Authority” shall mean, as to any given Asset, the United States and the state, county, parish, city and political subdivisions in which such Asset is located and that exercises jurisdiction over such Asset, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Asset.

(c)	Environmental Laws. For purposes of this Agreement, the term “Environmental Laws” shall mean all Laws, statutes, ordinances, court decisions, rules and regulations of any Governmental Authority pertaining to health or the environment as may be interpreted by applicable court decisions or administrative orders, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resources Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and comparable state and local Laws.

(d)	Environmental Defect Value. For purposes of this Agreement, the term “Environmental Defect Value” shall mean, with respect to any Environmental Defect, the value, as of the Closing Date, of the estimated costs and expenses to correct such Environmental Defect consistent with Environmental Laws.

Section 4.03 Notice of Environmental Defects.

(a)	If Buyer discovers any Environmental Defect affecting the Assets, Buyer shall notify Seller prior to the expiration of the Examination Period of such alleged Environmental Defect. To be effective, such notice must: (i) be in writing; (ii) be received by Seller prior to the expiration of the Examination Period; (iii) describe the Environmental Defect in sufficient, specific detail to the extent then reasonably known; and (iv) state Buyer’s estimate of the Environmental Defect Value to the extent then reasonably known, including the basis for such estimate, for which Buyer would agree to adjust the Purchase Price in order to accept such Environmental Defect if Seller elected Section 4.04(b) as the remedy therefor.

(b)

Any matters that may otherwise constitute Environmental Defects, but of which Seller has not been notified by Buyer in accordance with the foregoing, together with any environmental matter that does not constitute an Environmental Defect, shall be deemed to have been waived by Buyer for all purposes, except as provided in Section 14.05. Upon the receipt of such effective notice from Buyer, subject to Section 4.04(a) and Section 4.04(b) Seller and Buyer shall attempt to mutually agree on a resolution including, but not limited to, (i) attempt to cure such Environmental Defect at any time prior to the Closing; or (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the allocated value of such affected Asset.

Section 4.04 Remedies for Environmental Defects.

(a)	If any Environmental Defect described in a notice delivered in accordance with Section 4.03 is not cured on or before the Closing, then the Purchase Price shall be reduced by the Environmental Defect Value of such Environmental Defect as agreed by the Parties.

(b)	If Buyer and Seller have not agreed as to the validity of any asserted Environmental Defect, or if the Parties have not agreed on the Environmental Defect Value therefor, then on or before three Business Days prior to the Closing Date either Party shall have the right to elect to have the validity of the asserted Environmental Defect, and/or the Environmental Defect Value for such Environmental Defect, determined by an Independent Expert pursuant to Section 16.03. If the validity of any such asserted Environmental Defect or the amount of any such Environmental Defect Value is not determined by the Closing, the Asset affected by such disputed Environmental Defect shall be excluded from the Closing and the Purchase Price paid at Closing shall be reduced by the Allocated Value of such Asset. Upon resolution of such dispute, the Environmental Defect Value, if any, found to be attributable to such Environmental Defect shall, subject to this Section 4.04, be paid by Seller to Buyer and the Asset conveyed to Buyer, if that is part of the mutually agreed settlement. Notwithstanding the foregoing, Seller and Buyer shall each have the right to exclude an Asset from the sale if the Environmental Defect Value exceeds the Allocated Value of the Asset(s) affected thereby.

(c)	Notwithstanding anything to the contrary in this Agreement, (i) if the Environmental Defect Value for a given individual Environmental Defect does not exceed $25,000, then no adjustment to the Purchase Price shall be made for such Environmental Defect; (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding $25,000) and Title Defects (exceeding $25,000) does not exceed three percent (3%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefore; and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding $25,000) and Title Defects (exceeding $25,000) does exceed three percent (3%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Article V

Representations and Warranties of Seller

Each of Seller and Parent represents and warrants to Buyer as of the date hereof and as of the Closing that:

Section 5.01 Seller’s Existence. Seller is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified to conduct business, and is in good standing, in each jurisdiction in which the Assets make such qualification necessary. Seller has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted. Seller’s headquarters and principal offices are all located in the State of California.

Section 5.02 Legal Power. Seller has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)	any provision of Seller’s certificate of incorporation, by-laws or other governing documents;

(b)	any material agreement or instrument to which Seller is a party or by which Seller is bound; or

(c)	any judgment, order, ruling or decree applicable to Seller as a party in interest or any Law, rule or regulation applicable to Seller.

Section 5.03 Authority; Enforceability. The execution, delivery and performance of this Agreement by Parent and Seller and the consummation by Parent and Seller of the transactions contemplated hereby have been duly authorized by the Board of Directors of Parent, and by the Board of Directors and sole stockholder of Seller and, other than Parent Securityholder Approval, no other corporate proceedings on the part of Parent or Seller are necessary to authorize Parent’s or Seller’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes valid and legally binding obligations of Parent and Seller, enforceable against Parent and Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws effecting generally the enforcement of creditors’ rights and by general principles of equity.

Section 5.04 Brokers. Macquarie Tristone Capital LP has acted for or on behalf of Seller or any affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).

Section 5.05 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Seller threatened against Seller.

Section 5.06 Suits. There is no material suit, action, claim, investigation or inquiry by any Person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to Seller’s knowledge, threatened against Seller or any affiliate of Seller that relates to the Assets or the transactions contemplated by this Agreement except as shown on Schedule 5.06.

Section 5.07 Royalties. All rentals, royalties and other payments due under the Subject Interests described in Exhibit A have been paid in all material respects, except those amounts in suspense.

Section 5.08 Taxes.

(a)	Each Tax Return required to be filed with respect to the Assets has been timely and properly filed under applicable Laws and all Taxes due and owed with respect to the Assets have been timely and properly paid. All such Tax Returns are correct and complete in all material respects.

(b)	Except as set forth on Schedule 5.08, none of the Assets are subject to or owned by any tax partnership requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code. To the extent any of the Assets are deemed by agreement or Law to be held by a partnership for federal income Tax purposes, each such partnership has or shall have in effect for the taxable year that includes the Closing Date an election under Section 754 of the Internal Revenue Code that will apply with respect to such portion of the Assets.

(c)	The Assets are not subject to any lien for Taxes, other than Permitted Encumbrances.

(d)	As of the date of this Agreement, neither Seller nor any of its affiliates has received written notice of any pending claim with respect to the Assets from any taxing authority for assessment of Asset Taxes, and there are no ongoing audits, suits, proceedings, assessments, reassessments, deficiency claims or other claims relating to any Asset Taxes with respect to the Assets by any applicable taxing authority.

(e)	Neither Seller nor any of its affiliates have waived any statute of limitations in respect of Asset Taxes, nor has Seller or any of its affiliates agreed to any extension of time with respect to any Asset Tax assessment or deficiency.

Section 5.09 Leases; Easements; Contracts. Exhibit A sets forth any Leases and Easements, and Schedule 1.02(e), any material Contracts, that exist as of the date of this Agreement. Except specified on Exhibit A or Schedule 1.02(e), Seller is not in material breach of, or material default under, and to the knowledge of Seller, no other Person is in material breach of, or material default under, any Lease, Easement or material Contract, and there does not exist under any provision thereof, to the knowledge of Seller, any event that, with the giving of notice or the lapse of time or both, would constitute such a material breach or material default by any Person.

Section 5.10 Liens. Except for Permitted Encumbrances, the Assets will be conveyed free and clear of all liens, mortgages and encumbrances.

Section 5.11 Imbalances. Except as set forth on Schedule 5.11, there are no well imbalances associated with the Assets as of the Effective Time.

Section 5.12 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller will (a) conflict with or result in any breach of any provision of the certificate of incorporation or by-Laws or other governing documents of Seller; (b) be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Seller is a party or is subject; (c) result in a default under the terms, conditions or provisions of any Asset (or of any agreement, instrument or obligation relating to or burdening any Asset); or (d) violate or be rendered void or ineffective under any Law, other than, in the case of the matters described in clauses (b), (c) and (d) of this Section 5.12, the matters referenced in Section 5.13 and such conflicts, breaches, violations, defaults or other events as will not have a material adverse effect.

Section 5.13 Consents; Preferential Rights. Except for (a) consents or approvals of, or filings with, any applicable Governmental Authorities in connection with assignments of the Assets which are not customarily obtained prior to the assignment of the Assets, (b) preferential purchase rights set forth on Schedule 3.07 and consents set forth on Schedule 3.08 and (c) the consents, filings or notices expressly described and set forth on Schedule 13.04, no consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Seller or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller. To Seller’s knowledge, all agreements containing (x) preferential purchase rights are set forth in Schedule 3.07 and (y) consents are set forth in Schedule 3.08.

Section 5.14 Compliance with Laws. Except with respect to (a) matters set forth on Schedule 5.06 and Schedule 5.14, (b) compliance with Laws concerning taxes (as to which certain representations and warranties are made pursuant to Section 5.08) and (c) compliance with Environmental Laws, Seller has no knowledge of any material violation by Seller of any Law applicable to the Assets.

Section 5.15 Permits. Schedule 5.15 sets forth all permits, licenses, orders, approvals, variances, waivers, franchise rights and other authorizations (the “Permits”) required to be obtained from any Governmental Authority for owning or operating the Assets and, except as set forth on Schedule 5.15, Seller possesses and is in compliance with all of the Permits.

Section 5.16 Wells. Except as set forth on Schedule 5.16, there is no well included in the Assets that: (i) Seller is obligated on the date of this Agreement by Law or agreement to plug and abandon; and (ii) to the knowledge of Seller, has been plugged and abandoned other than in compliance in all material respects with Law.

Section 5.17 Proposed Operations or Expenditures. Except as set forth on Schedule 5.17, as of the date of this Agreement, there are no outstanding authorities for expenditure or other commitments to conduct any operations or expend any amount of money on or with respect to the Assets which are binding on Seller or the Assets and will be binding on Buyer after Closing and which Seller reasonably anticipates will require the expenditure of money in excess of $50,000 per item (net to Seller’s interest).

Section 5.18 Status of Seller. Seller is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.19 Environmental. Except as set forth on Schedule 5.19:

(a)	the Assets and Seller with respect to the Assets are in compliance in all material respects with the requirements of all Environmental Laws;

(b)	to the knowledge of Seller, all permits, licenses, approvals, consents, certificates and other authorizations required by Environmental Laws with respect to the ownership or operation of the Assets (the “Environmental Permits”) have been properly obtained and are in full force and effect, and the Assets are in material compliance with the Environmental Permits; and

(c)	Seller (i) is not subject to any pending, material written claim or, to the knowledge of Seller, threatened, material complaint or claim, related to any material noncompliance with, or material liabilities arising under, Environmental Laws with respect to the Assets or to the presence or release of any hazardous substances on or from any of the Assets, and (ii) has not entered into, and is not subject to, any pending consent order, consent decree, compliance order or administrative order pursuant to any Environmental Laws that relate to the current or future use of the Assets, or that require any investigation or remediation of hazardous substances in relation to the Assets, which would reasonably be expected to result in material liability to Seller (or Buyer following Closing).

Section 5.20 Payout. Schedule 5.20 sets forth the status of any wells with respect to which there is a before payout and after payout allocation of rights.

Section 5.21 Suspense Funds. Schedule 5.21 sets forth (a) all funds held in suspense by Seller as of the date hereof that are attributable to the Assets, (b) a description of the source of such funds and the reason they are being held in suspense and (c) if known, the name or names of the Persons claiming such funds or to whom such funds are owed. Seller shall transfer to Buyer at Closing the amounts of such funds.

Article VI

Representations and Warranties of Buyer

Buyer represents and warrants to Seller and Parent as of the date hereof and as of the Closing that:

Section 6.01 Buyer’s Existence. Buyer is a limited partnership, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified to conduct business, and is in good standing, in each jurisdiction in which the Assets make such qualification necessary. Buyer has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted. Buyer’s headquarters and principal offices are all located in the State of California.

Section 6.02 Legal Power. Buyer has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)	any provision of Buyer’s agreement of limited partnership or other governing documents;

(b)	any material agreement or instrument to which Buyer is a party or by which Buyer is bound; or

(c)	any judgment, order, ruling or decree applicable to Buyer as a party in interest or any Law, rule or regulation applicable to Buyer.

Section 6.03 Authority; Enforceability. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Buyer. This Agreement constitutes valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws effecting generally the enforcement of creditors’ rights and by general principles of equity.

Section 6.04 Brokers. No broker or finder has acted for or on behalf of Buyer or any affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any affiliate of Buyer for which Seller has or will have any liabilities or obligations (contingent or otherwise).

Section 6.05 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Buyer threatened against Buyer or any affiliate of Buyer.

Section 6.06 Suits. There is no material suit, action, claim, investigation or inquiry by any Person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to Buyer’s knowledge, threatened against

Buyer or any affiliate of Buyer that has materially affected or will materially affect Buyer’s ability to consummate the transactions contemplated herein.

Section 6.07 Qualifications. Buyer is now, and after the Closing shall continue to be, qualified with all applicable Governmental Authorities to own and operate the Assets and has, and shall maintain, all necessary bonds to own and operate the Assets.

Section 6.08 Investment. Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement, the Assets and the value thereof. Buyer is acquiring the Assets for its own account and not for distribution or resale in any manner that would violate any state or federal securities Law, rule, regulation or order. Buyer understands and acknowledges that if any of the Assets were held to be securities, they would be restricted securities and could not be transferred without registration under applicable state and federal securities Laws or the availability of an exemption from such registration.

Section 6.09 Financial Resources. Buyer currently has, and at Closing will have, sufficient financial resources available to pay the Purchase Price in full in cash at Closing.

Section 6.10 Due Diligence Investigation. Prior to Closing, Buyer will have fully conducted and, except as expressly provided in this Agreement, will be relying exclusively on its own inspection and investigation in order to satisfy itself as to the condition and suitability of the Assets. Buyer will be fully satisfied with its due diligence review of the Assets, subject to Article III, Article IV and Section 8.01.

Section 6.11 Approvals. No consent, approval, waiver, authorization, notice or filing (other than those with respect to any Governmental Authority in connection with assignment of the Assets which are not customarily obtained prior to the assignment of the Assets) is required to be obtained or made by Buyer in connection with the execution, delivery and performance by Buyer of this Agreement, except for such filings as may be required under the Exchange Act.

Article VII

Seller’s Conditions to Close

The obligations of Seller and Parent to consummate the transaction provided for herein are subject, at the option of Seller and Parent, to the fulfillment on or prior to the Closing Date of each of the following conditions (except for those conditions that by their nature are to be satisfied at the Closing):

Section 7.01 Representations. The representations and warranties of Buyer herein contained shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on the Closing Date as though made on and as of such date.

Section 7.02 Performance. Buyer shall have performed, in all material respects, the obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

Section 7.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 7.04 Purchase Price. Buyer shall have delivered to Seller the Purchase Price, as the same may be adjusted hereunder, in accordance with the provisions of Article II.

Section 7.05 Execution and Delivery of the Closing Documents. Buyer shall have executed, acknowledged and delivered, as appropriate, to Seller all closing documents described in Section 10.05.

Section 7.06 Securityholder Approval. Parent Securityholder Approval, as defined in Section 13.03, shall have been obtained.

Article VIII

Buyer’s Conditions to Close

The obligations of Buyer to consummate the transaction provided for herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions (except for those conditions that by their nature are to be satisfied at the Closing):

Section 8.01 Representations. The representations and warranties of Seller and Parent herein contained shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on the Closing Date as though made on and as of such date.

Section 8.02 Performance. Seller and Parent shall have performed, in all material respects, the obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

Section 8.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 8.04 Execution and Delivery of the Closing Documents. Seller shall have executed, acknowledged and delivered, as appropriate, to Buyer all closing documents described in Section 10.04.

Section 8.05 Securityholder Approval. Parent Securityholder Approval shall have been obtained.

Article IX

Tax Matters

Section 9.01 Transfer Taxes. All sales, use, transfer and similar Taxes and all recording fees incurred by or imposed with respect to the transfer of the Assets to Buyer pursuant to this Agreement (“Transfer Taxes”) shall be the responsibility of, and shall be paid by, Buyer. Buyer and Seller shall reasonably cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes. For the avoidance of doubt, Seller shall retain all liability for and shall pay all income Tax, franchise Tax and similar Taxes imposed on any income or gain realized by Seller pursuant to the transactions contemplated in this Agreement.

Section 9.02 Asset Taxes. Seller shall retain responsibility for and bear all Asset Taxes for (a) any period ending prior to the Effective Time and (b) the portion of any Straddle Period that ends immediately prior to the Effective Time. All Asset Taxes with respect to the ownership or operation of the Assets arising on or after the Effective Time shall be allocated to and borne by Buyer. For purposes of allocation between Seller and Buyer of Asset Taxes that are payable with respect to Straddle Periods, the portion of any such Asset Taxes that are attributable to the portion of the Straddle Period that ends immediately prior to the Effective Time shall (i) in the case of Asset Taxes that are based upon or related to income or receipts or imposed on a transactional basis such as severance or production Taxes, be deemed equal to the amount that would be payable if the tax year or period ended immediately prior to the Effective Time; and (ii) in the case of other Asset Taxes, be deemed equal to the product of (A) the amount of such Asset Taxes multiplied by (B) the quotient of the number of days in the portion of such Straddle Period ending on the day immediately prior to the day on which the Effective Time occurs, divided by the total number of days in such Straddle Period. Notwithstanding anything to the contrary in this Agreement, any ad valorem, property or similar Asset Taxes assessed on or measured by the deemed value of an Asset that is determined, pursuant to applicable law, from the prior production of Hydrocarbons therefrom, shall be allocated and deemed attributable to the period in which the relevant production of Hydrocarbons occurred, regardless of whether such Asset Tax is assessed, imposed or payable in a later period. Such Asset Taxes described in the preceding sentence that are attributable to production occurring in the taxable period that includes the Effective Time shall be prorated based on the amount of production occurring in such period prior to the Effective Time, on the one hand, and the amount of production occurring in such period on and after the Effective Time, on the other hand, with the amount of such Asset Taxes allocable to the portion of the period ending immediately prior to the Effective Time being the responsibility of Seller and the remainder being the responsibility of Buyer. To the extent the actual amount of an Asset Tax is not determinable at Closing or at the time the Final Statement is prepared, as applicable, Buyer and Seller shall utilize the most recent information available in estimating the amount of such Asset Tax for purposes of Sections 10.02(a)(ii), 10.02(b)(iii), 12.01(b)(i) and 12.01(c)(i). If, at the time the Final Statement is prepared, the amount of such Asset Tax paid by Seller, plus, if applicable, the amount of any adjustment to the Purchase Price with respect to such Asset Tax made pursuant to Section 10.02(b)(iii) minus, if applicable, the amount of any adjustment to the Purchase Price with respect to such Asset Tax made pursuant to Section 10.02(a)(ii) is (x) less than Seller’s share (or an estimate thereof) of the actual amount of such Asset Tax determined pursuant to the foregoing provisions of this Section 9.02, then Seller shall promptly pay Buyer an amount equal to such difference pursuant Section 12.01(c)(i) (the “Seller Additional Asset Taxes”) or (y) more than Seller’s share (or an estimate thereof) of the actual amount of such Asset Tax, determined pursuant to the foregoing provisions of this Section 9.02, then Buyer shall promptly pay Seller an amount equal to such difference pursuant to Section 12.01(b)(i) (the “Buyer Additional Asset Taxes”).

Section 9.03 Tax Cooperation. The Parties shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes relating to the Assets. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information that are relevant to any such Tax Return or audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. Seller and the Buyer agree to retain all books and records with respect to tax matters pertinent to the Assets relating to any tax period beginning before the Effective Time until the expiration of the statute of limitations of the respective tax periods and to abide by all record retention agreements entered into with any taxing authority.

Section 9.04 Tax Definitions.

(a)	“Asset Taxes” means all ad valorem, property, excise, severance, production or similar Taxes (including any interest, fine, penalty or addition to Tax imposed by a taxing authority in connection with such Taxes) based upon operation or ownership of the Assets or the production of Hydrocarbons therefrom but excluding, for the avoidance of doubt, (a) income, capital gains, franchise and similar Taxes and (b) Transfer Taxes.

(b)	“Straddle Period” shall mean any tax period beginning before and ending after the Effective Time.

(c)	“Tax” or “Taxes” means (i) all taxes, assessments, fees, unclaimed property and escheat obligations, and other charges of any kind whatsoever imposed by any taxing authority, including any federal, state, local and/or foreign income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution tax, production tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, profits tax, ad valorem tax, personal property tax, real property tax, sales tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add-on minimum tax and estimated tax, (ii) any interest, fine, penalty or additions to tax imposed by a taxing authority in connection with any item described in clause (i), and (iii) any liability in respect of any item described in clauses (i) or (ii) above, that arises by reason of a contract, assumption, transferee or successor liability, operation of Law (including by reason of participation in a consolidated, combined or unitary Tax Return) or otherwise.

(d)	“Tax Return” shall mean any report, return, information statement, schedule, attachment, payee statement or other information required to be provided to any taxing authority with respect to Taxes or any amendment thereof, including any return of an affiliated, combined or unitary group, and any and all work papers relating to any Tax Return.

Article X

The Closing

Section 10.01 Time and Place of the Closing. If the conditions referred to in Articles VII and VIII of this Agreement have been satisfied or waived by the appropriate Party in writing, the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller, whose address is 1160 Eugenia Place, Suite 100, Carpinteria, California, or at such place designated by Seller on the third Business Day after the conditions contained in Article VII and Article VIII have been satisfied, or at such other time as is mutually agreed between the Parties (the “Closing Date”).

Section 10.02 Adjustments to Purchase Price at the Closing.

(a)	At the Closing, the Purchase Price shall be increased by the following amounts:

(i)	all upward Purchase Price adjustments for Title Benefits determined in accordance with Article III;

(ii)	Asset Taxes prorated to Buyer pursuant to Section 9.02, but paid by Seller before Closing;

(iii)	all upward Purchase Price adjustments for estimates determined in accordance with Section 12.01; and

(iv)	any other amount provided for in this Agreement or agreed upon by Buyer and Seller.

(b)	At the Closing, the Purchase Price shall be decreased by the following amounts:

(i)	the Allocated Values of those Assets not conveyed at Closing due to the failure to obtain a consent in accordance with Section 3.08 or in the exercise of a preferential purchase right in accordance with Section 3.07;

(ii)	all downward Purchase Price adjustments for Title Defects and Environmental Defects determined in accordance with Article III and Article IV;

(iii)	Asset Taxes for which Seller is responsible pursuant to Section 9.02 that are not paid by Seller prior to Closing, including the Asset Taxes set forth on Schedule 10.02(b)(iii);

(iv)	any other amount provided for in this Agreement or agreed upon by Buyer and Seller; and

(v)	all downward Purchase Price adjustments for estimates determined in accordance with Section 12.01.

(c)	The adjustments described in Sections 10.02(a) and (b) are hereinafter referred to as the “Purchase Price Adjustments.”

Section 10.03 Closing Statement. Not later than three Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer for review a statement of the estimated Purchase Price Adjustments taking into account the foregoing principles (the “Statement”). Prior to Closing, Buyer shall submit any modifications to the Statement proposed by Seller, and the Parties shall agree upon the Statement. In the event that Buyer fails to deliver such modifications to Seller, then the Statement submitted by Seller shall be deemed to have been mutually agreed to by the Parties. At the Closing, Buyer shall pay the Purchase Price, as adjusted by the estimated Purchase Price Adjustments reflected on the Statement, as agreed upon by the Parties; provided that, if the Parties do not agree upon the estimated Purchase Price Adjustments set forth in the Statement, then the amount of such estimated Purchase Price Adjustments shall be that amount set forth in the version of the Statement modified by Buyer, provided that Seller may later contest the calculation of the Purchase Price Adjustments in connection with the Final Statement if any adjustments are not resolved in such Final Statement by the Parties.

Section 10.04 Actions of Seller at the Closing. At the Closing, Seller shall:

(a)	execute, acknowledge and deliver to Buyer an assignment in the form of Exhibit D (the “Assignment”) and such other instruments (in form and substance mutually agreed upon by Buyer and Seller) as may be reasonably necessary to convey the Assets to Buyer;

(b)	execute, acknowledge and deliver to Buyer letters in lieu of transfer or division orders directing all purchasers of production from the Subject Interests to make payment of proceeds attributable to such production to Buyer from and after the Effective Time as reasonably requested by Buyer prior to the Closing Date;

(c)	execute and deliver to Buyer an officer’s certificate in the form of Exhibit E-1, dated as of the Closing Date, certifying that the conditions set forth in Section 8.01 and Section 8.02 have been fulfilled;

(d)	deliver to Buyer possession of the Assets;

(e)	execute and deliver to Buyer a certificate of non-foreign status of Seller meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2);

(f)	deliver to Buyer appropriate change of operator forms on those Assets operated by Seller;

(g)	deliver to Buyer a recordable form of release of any pledge, mortgages, financing statements, fixture filings and security agreements, if any, affecting the Assets;

(h)	deliver to Buyer the Audited Special Financial Statements as of and for the year ended December 31, 2011 and the unaudited interim Special Financial Statements for the three months ended March 31, 2012; and

(i)	execute, acknowledge and deliver any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Section 10.05 Actions of Buyer at the Closing. At the Closing, Buyer shall:

(a)	deliver to Seller the Purchase Price (as adjusted pursuant to the provisions hereof) by wire transfer to an account designated in writing by Seller;

(b)	execute and deliver to Seller an officer’s certificate in the form of Exhibit F, dated as of the Closing Date, certifying that the conditions set forth in Section 7.01 and Section 7.02 have been fulfilled;

(c)	take possession of the Assets; and

(d)	execute, acknowledge and deliver the Assignment and any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Section 10.06 Actions of Parent at the Closing. At the Closing, Parent shall:

(a)	execute and deliver to Buyer an officer’s certificate in the form of Exhibit E-2, dated as of the Closing Date, certifying that the conditions set forth in Section 8.01 and Section 8.02 have been fulfilled.

Article XI

Termination

Section 11.01 Right of Termination. This Agreement may be terminated at any time at or prior to the Closing:

(a)	by mutual written consent of the Parties;

(b)	by Seller or Buyer if the Closing has not occurred on or before June 29, 2012, unless substantive comments are received by Seller from the SEC regarding Parent’s information circular/proxy statement to be used in connection with the proposed Special Meeting for Parent Securityholder Approval, in which event Closing shall occur on or before 90 days from the execution of this Agreement and in the event it has not occurred by such date may be terminated by either Seller or Buyer;

(c)	by either Party if any Governmental Authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated herein;

(d)	by either Party if (i) the aggregate amount of the Purchase Price Adjustments agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all uncured Title Defects (net of the aggregate amount of the Purchase Price Adjustments for all Title Benefits agreed by the Parties) plus (ii) the aggregate amount of the Environmental Defect Values agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all Environmental Defects, exceeds fifteen percent (15%) percent of the Purchase Price, disregarding, for purposes of this Section 11.01(d), the three percent (3%) aggregate deductible described in Section 3.05(d) and Section 4.04(c);

(e)	by Buyer if Seller is unable to obtain Parent Securityholder Approval pursuant to Section 13.03, or if Parent, Seller or the Board of Directors of Parent, as applicable, accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal;

(f)	by Seller if Parent, Seller or the Board of Directors of Parent, as applicable, accepts, approves, recommends or enters into an agreement to implement an Acquisition Proposal that constitutes a Superior Proposal and concurrently therewith Seller pays to Buyer a fee of $5,000,000 in immediately available funds, provided that Parent and Seller have complied with their obligations under Section 13.11; or

(g)	as otherwise provided herein;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to clause (b) above if such Party is at such time in material breach of any provision of this Agreement.

Section 11.02 Effect of Termination. In the event that the Closing does not occur as a result of any Party exercising its right to terminate pursuant to Section 11.01, then except as set forth in Section 5.04, Section 6.04, Section 11.03, Section 17.02, Section 17.04, Section 17.06 and Section 17.11, this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement.

Section 11.03 Termination Damages.

(a)

If all conditions precedent to the obligations of Buyer set forth in Article VIII (except for those conditions that by their nature are to be satisfied at the Closing) have been met and the transactions contemplated by this Agreement are not consummated on or before the Closing Date because of the failure of Buyer to perform any of its material obligations hereunder or the breach of any representation herein by Buyer, then in such event,

Seller shall have the option to terminate this Agreement pursuant to Section 11.01(b) and, shall be entitled to exercise any and all other rights and remedies at law or in equity.

(b)	If all conditions precedent to the obligations of Seller set forth in Article VII (except for those conditions that by their nature are to be satisfied at the Closing) have been met and the transactions contemplated by this Agreement are not consummated on or before the Closing Date because of the failure of Seller or Parent to perform any of its material obligations hereunder or the breach of any representation herein by Seller or Parent, then in such event, Buyer shall have the right to terminate this Agreement pursuant to Section 11.01(b) or Section 11.01(e) and shall be entitled to exercise any and all other rights and remedies at law or in equity.

(c)	If this Agreement is terminated by Buyer pursuant to Section 11.01(e), then Seller shall, immediately and in any event within one Business Day after termination, pay to Buyer a fee of $5,000,000 in immediately available funds.

(d)	If (i) at any time prior to termination of this Agreement an Acquisition Proposal is made, or any Person announces any plan or intention, conditional or otherwise, to make an Acquisition Proposal, and (ii) thereafter either the Parent Securityholders do not approve the sale of the Assets as contemplated in Section 13.03 or the sale of the Assets as provided herein is not submitted to the Parent Securityholders for approval, and (iii) such Acquisition Proposal, an amended version thereof or any other Acquisition Proposal is consummated within 12 months after the date on which the first mentioned Acquisition Proposal is made or any such plan or intention is announced, then Seller shall, immediately and in any event within one Business Day after the first-mentioned Acquisition Proposal, an amended version thereof or any other Acquisition Proposal is consummated, pay to Buyer a fee of $5,000,000 in immediately available funds.

(e)	For clarity, payment of the fee provided for in Section 11.01(f), Section 11.03(c), Section 11.03(d) or Section 13.11(c)(vi)(C)(5) is not, and shall not be construed as, Buyer’s sole and exclusive remedy for any failure of Seller or Parent to perform any of its obligations hereunder or the breach of any representation herein by Seller or Parent, and Buyer shall, in addition to receiving payment under Section 11.01(f), Section 11.03(c), Section 11.03(d) or Section 13.11(c)(vi)(C)(5), as applicable, be entitled to exercise any and all other rights and remedies at law or in equity. For further clarity, Seller or Parent shall not be obligated to pay more than one fee under Section 11.01(f), Section 11.03(c), Section 11.03(d) or Section 13.11(c)(vi)(C)(5) totaling in the aggregate the sum of $5,000,000.

Section 11.04 Attorneys’ Fees, Etc. If either Party to this Agreement resorts to legal proceedings to enforce this Agreement, the prevailing Party in such proceedings shall be entitled to recover all costs incurred by such Party, including reasonable attorneys’ fees, in addition to any other relief to which such Party may be entitled. Notwithstanding anything to the contrary in this Agreement, in no event shall either Party be entitled to receive any punitive, indirect or consequential damages unless same are a part of a Third Party claim for which a Party is seeking indemnification hereunder.

Article XII

Post-Closing Obligations

Section 12.01 Allocation of Expense and Revenues.

(a)	Appropriate adjustments shall be made to the Purchase Price between Buyer and Seller so that (i) Buyer will receive all proceeds from sales of Hydrocarbons that are produced and saved from and after the Effective Time and any other revenues arising out of the ownership or operation of the Assets from and after the Effective Time, net of all costs and expenses (other than Taxes) that are incurred in the ownership or operation of the Assets from and after the Effective Time, which shall be borne by Buyer, including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating or other agreements (regardless of whether Seller or an affiliate of Seller serves as operator prior to the Closing), and (ii) Seller will receive all proceeds from sales of Hydrocarbons that are produced and saved prior to the Effective Time and any other revenues arising out of the ownership or operation of the Assets prior to the Effective Time, net of all costs and expenses (other than Taxes) that are incurred in the ownership or operation of the Assets prior to the Effective Time, which shall be borne by Seller.

(b)	In addition to the foregoing, Seller will be paid (i) the Buyer Additional Asset Taxes, (ii) the amount as of the Effective Time of any prepaid costs, including rentals and insurance premiums, insofar as such prepaid costs (other than Taxes) relate to periods of time after the Effective Time, and (iii) the value of all merchantable Hydrocarbons produced prior to the Effective Time but in storage above the inlet connection or upstream of the applicable sales meter on the Closing Date.

(c)	In addition to the foregoing, Buyer will be paid (i) the Seller Additional Asset Taxes, and (ii) an amount equal to all cash in, or attributable to, suspense accounts relative to the Assets for which Buyer has assumed responsibility under Section 14.02.

(d)	All amounts due under this Section 12.01 will be (i) estimated and adjustments to the Purchase Price paid at Closing will reflect such estimates and (ii) finally settled in accordance with the Final Statement under Section 12.02.

Section 12.02 Final Statement.

(a)	Seller shall provide to Buyer monthly settlement statements within 15 days after the end of each calendar month following execution of this Agreement until Closing, setting forth as of the date of such statement a detailed calculation of all post-Closing adjustments applicable to the period of time between the Effective Time and Closing. On or before 90 days after the Closing Date, Seller shall prepare and deliver to Buyer a post-Closing statement setting forth a detailed calculation of all post-Closing adjustments applicable to the period for time between the Effective Time and Closing (the “Proposed Final Statement”). The Proposed Final Statement shall include any adjustment or payment which was not finally determined as of the Closing Date and the allocation of revenues and expenses as determined in accordance with Section 12.01. To the extent reasonably required by Seller, Buyer shall assist in the preparation of the Proposed Final Statement. Seller shall provide Buyer such data and information as Buyer may reasonably request supporting the amounts reflected on the Proposed Final Statement in order to permit Buyer to perform or cause to be performed an audit. The Proposed Final Statement shall become final and binding upon the parties on the 30th day following receipt thereof by Buyer (the “Final Settlement Date”) unless Buyer gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date. Any Notice of Disagreement shall specify in detail the dollar amount, nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the Dispute (as defined in Section 16.01) evidenced by the Notice of Disagreement in accordance with Article XVI.

(b)	Within five Business Days after the Final Settlement Date, Seller shall pay to Buyer, or Buyer shall pay to Seller, in immediately available funds the net amount due. For purposes of this Agreement, the term “Final Statement” shall mean (i) the Proposed Final Statement becoming final pursuant to this Section 12.02, or (ii) upon resolution of any Dispute regarding a Notice of Disagreement, the revised Proposed Final Statement reflecting such resolutions, which the Parties shall issue, or cause the Independent Expert or arbitrators to issue, as applicable, following such resolution.

Section 12.03 Further Cooperation.

(a)	Seller shall make the Records available to be picked up by Buyer at the offices of Seller during normal business hours within five Business Days after the Closing to the extent the Records are in the possession of Seller and are not subject to contractual restrictions on transferability. Seller shall have the right to retain copies of any of the Records and the rights granted under Section 17.03.

(b)	After the Closing Date, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Buyer and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Assets be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Assets be made by the proper Party hereunder.

Article XIII

Covenants and Operation of the Assets

Section 13.01 Operations after Effective Time. Seller agrees, from and after the date hereof until Closing, except as expressly contemplated by this Agreement, as expressly consented to in writing by Buyer, or in situations wherein emergency action is taken in the face of risk to life, property or the environment, to:

(a)	operate the Assets in the usual, regular and ordinary manner consistent with past practice and in compliance with law in all material respects;

(b)	maintain the books of account and records relating to the Assets in the usual, regular and ordinary manner, in accordance with the usual accounting practices of each such Person;

(c)	not enter into a Contract, or materially amend or change the terms of any Contract, that would involve individual commitments of more than $50,000, or enter into any other material Contract;

(d)	not plug or abandon any well located on the Assets without Buyer’s prior written consent;

(e)	not transfer, sell, mortgage, pledge or dispose of any of the Assets other than the sale and/or disposal of Hydrocarbons in the ordinary course of business or create or allow any lien on any of the Assets, other than liens that would be Permitted Encumbrances;

(f)	preserve in full force and effect all oil and gas leases, operating agreements, easements, rights-of-way, permits, licenses and agreements that relate to the Assets;

(g)	submit to Buyer for prior written approval, all requests for operating or capital expenditures (including AFEs) relating to the Assets that involve individual commitments of more than $50,000; and

(h)	obtain Buyer’s written approval prior to voting under any operating, joint venture, partnership or similar agreement pertaining to the Assets.

In order to reimburse Seller for administrative overhead expenses incurred in order to operate the properties in accordance with this Section from the Effective Time to the Closing Date, Buyer shall pay Seller a monthly fee of $51,000, based upon the 51 wells operated at a charge of $1,000 per month, prorated for any partial month.

Section 13.02 Limitations on the Operational Obligations and Liabilities of Seller.

(a)	From and after the date of execution of this Agreement and until the Closing, and subject to the provisions of applicable operating and other agreements, Seller shall use its reasonable efforts to operate the Assets and use its reasonable efforts to cause any other operators to operate and administer the Assets in a manner consistent with its past practices, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.

(b)	Buyer acknowledges that Seller owns undivided interests in some or all of the Assets, and Buyer agrees that the acts or omissions of the other working interest owners shall not constitute a violation of the provisions of this Article XIII, nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interests in a manner that complies with the provisions of this Article XIII.

Section 13.03 Special Meeting; Information Circular/Proxy Statement.

(a)	The Parties acknowledge and agree that this Agreement and the transaction contemplated hereby are conditioned on and subject to approval by the holders of common shares of Parent (the “Parent Securityholders”) of the sale of all, or substantially all, of the assets of its wholly owned subsidiary, Seller, by special resolution pursuant to section 190 of the Business Corporations Act (Alberta) (the “Parent Securityholder Approval”). The Parent Securityholder Approval shall not include or be made conditional upon approval by the Parent Securityholders of any other transaction or matter.

(b)

As promptly as practicable following the date of this Agreement, Parent shall, (i) establish a record date for, duly call and give notice of, convene and hold a special meeting (the “Special Meeting”) of the Parent Securityholders for the purpose of obtaining the Parent Securityholder Approval and (ii) prepare and shall file with applicable Regulatory Authorities an information circular/proxy statement with respect to the transaction for use in soliciting proxies for the Special Meeting and containing all information required by Law to be set forth therein (together with the related notice of the Special Meeting and form of proxy, the “Information Circular”). The Parties shall reasonably cooperate in connection with the preparation of the Information Circular and Buyer shall have the right to review and comment on the Information Circular; provided, however, that Parent shall be solely responsible for the content of the Information Circular and ensuring its compliance with applicable Laws.

(c)	As promptly as practicable after the Information Circular has been approved or otherwise cleared by each of the applicable Regulatory Authorities, Parent shall (i) mail the Information Circular to the Parent Securityholders in accordance with applicable Law and (ii) use all reasonable efforts to hold the Special Meeting as soon as practicable thereafter and, in any event, not later June 27, 2012.

(d)	Parent hereby confirms to Buyer that the Board of Directors of Parent has unanimously approved this Agreement and determined that the transactions contemplated hereby are in the best interests of Parent and the Parent Securityholders, and resolved to recommend that the Parent Securityholders vote in favor of the Parent Securityholder Approval. The Information Circular shall contain notice of such approvals, determinations and resolutions.

(e)	Except for proxies, Seller and Parent will promptly notify Buyer of any notices, correspondence or other communications (written or oral) received from a Regulatory Authority in connection with the Parent Securityholder Approval, the Special Meeting or the Information Circular, and will provide to Buyer a true and complete copy thereof (if written or otherwise recorded in tangible or electronic form).

(f)	Seller and Parent will promptly notify Buyer of any notices, correspondence or other communications (written or oral) received from Parent Securityholders in opposition to this Agreement, the transactions contemplated hereby or the Parent Securityholder Approval, and will provide to Buyer a true and complete copy thereof (if written or otherwise recorded in tangible or electronic form).

(g)	Parent will allow representatives of Buyer to attend the Special Meeting.

Section 13.04 Required Approvals.

(a)

Following the execution hereof, Parent and Seller shall use commercially reasonable efforts, and Buyer shall cooperate in good faith with Sellers, to obtain all approvals required from any Regulatory Authority, as defined below. Schedule 13.04 sets forth a list of the Parties’ understanding, as of the date of this Agreement, as to all consents, approvals, notices or filings that are required to be obtained or made by Parent or Seller in connection with the execution, delivery and performance of this Agreement and consummation of the Transaction (the “Required Approvals”). The Parties shall update Schedule 13.04 from time to time to reflect any changes or updates to the list of Required Approvals. For purposes of this Agreement, “Regulatory Authority” means any: (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (ii) any subdivision, agency, commission, board or authority of any of the foregoing; or (iii) any quasigovernmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, including any stock exchange.

(b)	The Parties will cooperate with each other (including by furnishing relevant information) in complying with any filing or notification formalities required to obtain any approval or clearance of or non-objection found to be applicable to the transaction by any competent anti-trust or competition authority; and any other filings, submissions or approvals required from any Governmental Authority or Regulatory Authority.

(c)	Each Party shall supply the others copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) with Governmental Authority or Regulatory Authority with respect to this Agreement and the transactions contemplated hereby.

(d)	With respect to information furnished by the Parties in connection with any application, statement or filing relating to the transactions contemplated in this Agreement, such information at the time such information is furnished shall be correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 13.05 Operation of the Assets After the Closing. It is expressly understood and agreed that Seller shall not be obligated to continue operating any of the Assets following the Closing and, without modifying Buyer’s rights under this Agreement, Buyer hereby assumes full responsibility for operating (or causing the operation of) all Assets following the Closing. Seller shall make its Personnel available to Buyer prior to the Closing as may be reasonably necessary to assist in the transition if Buyer becomes the operator. Without implying any obligation on Seller’s part to continue operating any Assets after the Closing, if Seller elects to continue to operate any Assets following the Closing at the request of Buyer or any Third Party working interest owner, due to constraints of applicable joint operating agreement(s), failure of a successor operator to take over operations or other reasonable cause, such continued operation by Seller shall be for the account of Buyer, at the sole risk, cost and expense of Buyer. Seller is hereby released and indemnified by Buyer from all claims, losses, damages, costs, expenses, causes of action and judgments of any kind or character (INCLUDING THOSE RESULTING FROM SELLER’S SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY) with respect to (a) such continued operations by Seller and (b) compliance with the terms of any applicable joint operating agreement related to the election of a successor operator.

Section 13.06 Casualty Loss.

(a)	Buyer shall assume all risk of loss with respect to, and any change in the condition of, the Assets from the date of this Agreement until the Closing, including with respect to the depletion of Hydrocarbons, the watering-out of any well, the collapse of casing, sand infiltration of wells and the depreciation of personal property.

(b)	If after the date of this Agreement and prior to the Closing any part of the Assets shall be damaged or destroyed by fire or other casualty or if any part of the Assets shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, this Agreement shall remain in full force and effect notwithstanding any such destruction, taking or proceeding, or the threat thereof and the Parties shall proceed with the transactions contemplated by this Agreement notwithstanding such destruction or taking without reduction of the Purchase Price.

(c)	Notwithstanding Section 13.06(a), in the event of any loss described in Section 13.06(b), at the Closing, Seller shall pay to Buyer all sums paid to Seller by Third Parties by reason of the destruction or taking of such Assets, including any sums paid pursuant to any policy or agreement of insurance or indemnity, and shall assign, transfer and set over unto Buyer all of the rights, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from Third Parties, including any policy or agreement of insurance or indemnity, arising out of such destruction or taking. Notwithstanding anything to the contrary in this Section 13.06, Seller shall not be obligated to carry or maintain, and shall have no obligation or liability to Buyer for its failure to carry or maintain, any insurance coverage with respect to any of the Assets. Notwithstanding anything to the contrary contained in this Section 13.06, should the uncompensated loss as determined by Buyer without being limited by any Allocated Values exceed ten percent of the Purchase Price, Buyer shall have the option to terminate this Agreement.

Section 13.07 Operatorship. Within five Business Days after Closing, Seller will send out notifications of its resignation as operator for all wells Seller currently operates and is selling to Buyer pursuant to this Agreement. Seller makes no representation and/or warranty to Buyer as to the transferability or assignability of operatorship of such wells. Buyer acknowledges that the rights and obligations associated with such wells are governed by applicable agreements and that operatorship will be determined by the terms of those agreements. Seller shall use commercially reasonable efforts to assist Buyer in assuming operatorship under all applicable joint operating agreements.

Section 13.08 Records. Seller shall provide Buyer with all accounting records and information relating to the Assets for the period from the Effective Time to the Closing Date, including all revenue and joint interest billing information and well master information.

Section 13.09 Administrative Duties and Other Obligations. Seller shall complete all administrative duties and other obligations pertaining to the production of minerals from the Assets up to the Closing Date, including without limitation, the filing of all state production and environmental reports, payment of all production severance taxes and the filing of all severance tax reports, the calculation and payment of all royalties due, the calculation and payment of all third party production, and/or the calculation of payments in kind information, if applicable, and preparation of the revenue run for the calendar month immediately preceding the calendar month in which the Closing occurs.

Section 13.10 Reserved.

Section 13.11 No-Shop.

(a)	In this Agreement:

(i)	“Acquisition Proposal” means any proposal, inquiry or offer (written or oral) relating to (A) any merger, consolidation, amalgamation, take-over bid, tender offer, exchange offer, plan of arrangement, recapitalization, liquidation, dissolution, share exchange or sale of assets (including any lease, long-term supply agreement or other arrangement having substantially the same economic effect as a sale of assets) involving or relating to Parent or Seller, (B) any purchase or sale of shares or other securities of Parent or Seller and/or any right or interests therein, (C) any voting agreement, trust, partnership, joint venture, proxy solicitation or other arrangement involving or relating to Parent or Seller, or (D) any transactions or arrangements similar to, or having substantially the same effect or consequences as, any of the foregoing, other than the transactions contemplated by this Agreement, the consummation of which would or would reasonably be expected to impede, interfere with, prevent or delay completion of the transactions contemplated hereby, and where the subject matter of any such event or circumstance set forth in clause (A) through (D) of this definition represents or involves, whether in one transaction or a series of transactions, 20% or more of the voting power in the capital of Parent or Seller, or 20% or more of the consolidated assets (measured according to the fair market value thereof as of the date of any such proposal, inquiry or offer) of Parent and Seller taken as a whole, then its consummation will be deemed to impede, interfere with, prevent or delay completion of the transactions contemplated by this Agreement; provided, however, that an Acquisition Proposal shall not include any sale of assets located in California by Parent or any of its subsidiaries (or any proposal, inquiry, offer, transaction or arrangement relating solely to any such sale of assets located solely in California and in no way relating to the Assets); and

(ii)	“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement that:

(A)	did not result from a breach of this Agreement;

(B)	neither contravenes nor results from a breach of any agreement between the person making such Acquisition Proposal and Parent or Seller;

(C)	complies with all applicable securities laws;

(D)	is not subject to a financing condition and in respect of which any financing required to complete such Acquisition Proposal has been demonstrated to the satisfaction of the Board of Directors of Parent, acting in good faith and after receipt of advice from its financial advisor and outside legal counsel, to have been obtained or are reasonably likely to be obtained (as evidenced by a written financing commitment from one or more financial institutions of national reputation);

(E)	is not subject to a due diligence and/or access condition that would allow greater access to the books, records or personnel of Parent or Seller than was made available to Buyer prior to the date of this Agreement, which access shall not continue beyond the fifth calendar day after the day on which access is first afforded to the person making the Acquisition Proposal (the “Due Diligence Period”); and

(F)	the Board of Directors of Parent and any relevant committee thereof has determined in good faith, after receipt of advice from its:

(1)	financial advisor and outside legal counsel, is reasonably likely to be completed without undue delay and in any event on the terms proposed, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the person making the Acquisition Proposal;

(2)

financial advisor, and without assuming away any risk of non-completion, would, if the Acquisition Proposal was consummated according to its terms, be expected to result in a transaction more favorable, from a financial point of view, to Parent and Seller (taken as a whole) or the Parent Securityholders, as applicable, than the transactions contemplated by this Agreement, including any adjustment to the terms and conditions of this Agreement proposed pursuant to Section 13.11(e) hereof; and

(3)	outside legal counsel, is such that failure to pursue the Acquisition Proposal would be inconsistent with the exercise by the directors of Parent of their fiduciary duties under applicable laws.

(b)	Parent and Seller shall, and shall cause their respective directors, officers, employees, agents, financial advisors or other representatives (collectively, “Representatives”) to, immediately terminate any existing solicitations, discussions or negotiations with any person (other than Buyer and its affiliates) with respect to an actual or potential Acquisition Proposal, and shall discontinue and cause to be discontinued any further access to confidential information concerning the Assets or any data room, virtual or otherwise, containing the same.

(c)	Parent and Seller shall not, directly or indirectly, and shall not permit any of its Representatives to:

(i)	solicit, assist, initiate, facilitate or encourage, or take any action to solicit, assist, initiate, facilitate or encourage (including by way of furnishing information or permitting any visit to any facilities or entering into any agreement) any Acquisition Proposal or the initiation of any communications regarding an Acquisition Proposal;

(ii)	enter into or participate in any discussions or negotiations with any person regarding an Acquisition Proposal;

(iii)	furnish or provide access to any information concerning Parent, Seller or the Assets to any person in connection with, or that could reasonably be expected to lead to, an Acquisition Proposal or the initiation of communications regarding an Acquisition Proposal;

(iv)	withdraw, amend or qualify, or propose publicly to withdraw, amend or qualify, in a manner adverse to Buyer, the approval or recommendation of the Board of Directors of Parent or any committee thereof of this Agreement or the transactions contemplated hereby;

(v)	release, waive or otherwise forbear in the enforcement of any provisions of, or terminate, any confidentiality or “standstill” agreement between Parent or Seller and any person relating to an actual or potential Acquisition Proposal, or amend any such agreement or consent to the making of an Acquisition Proposal in accordance with the terms of such agreement; or

(vi)	accept, approve, recommend or enter into an agreement to implement any Acquisition Proposal, other than a confidentiality agreement as contemplated in this Section 13.11(c), or authorize or propose publicly to do any of the foregoing;

provided, however, that notwithstanding any other provision hereof Parent and Seller and their respective Representatives may:

(A)	enter into and participate in discussions or negotiations regarding an Acquisition Proposal with a person who, without any solicitation, assistance, initiation, facilitation or encouragement, directly or indirectly, by Parent or Seller or any of their respective Representatives, seeks to initiate such discussions or negotiations and, subject to such person entering into a confidentiality agreement with Parent and Seller on substantially the same terms as the Confidentiality Agreement dated January 19, 2012 between BreitBurn Management Company LLC and Pacific Coast Energy Company LP and Parent (provided that such confidentiality agreement shall provide for the disclosure thereof, along with the information provided thereunder, to Buyer) may furnish such person with or otherwise provide them with access to information concerning Parent, Seller or the Assets, if and only to the extent that:

(1)	Parent or Seller has received an Acquisition Proposal from such person that, based on the information then available to the Board of Directors of Parent, constitutes a Superior Proposal, and the Board of Directors of Parent has determined in good faith, after receipt of advice from outside legal counsel, that failure to take such action would be inconsistent with the exercise by the directors of Parent of their fiduciary duties under applicable laws;

(2)	prior to entering into or participating in any such discussions or negotiations or furnishing or providing access to any such information, Parent or Seller shall have complied with their obligations under Section 13.11(d), as applicable, and notified Buyer of its intended action; and

(3)

prior to furnishing or providing access to any such information, Parent or Seller shall have provided to Buyer a copy of the confidentiality agreement entered into with such person, a list of information to be provided to such person, and copies of any such information not previously provided to Buyer;

(B)	in the event of a take-over bid for securities of Parent, comply with applicable securities laws relating to the provision of directors’ circulars and make appropriate disclosure to its securityholders with respect to thereto; and

(C)	accept, approve, recommend or enter into an agreement to implement an Acquisition Proposal that constitutes a Superior Proposal, and in connection therewith withdraw, amend or qualify, in a manner adverse to Buyer, the approval or recommendation of the Board of Directors of Parent or any committee thereof of this Agreement or the transactions contemplated hereby, if

(1)	Parent and Seller shall have complied with their obligations under this Section 13.11;

(2)	any Due Diligence Period contemplated under the Superior Proposal shall have expired;

(3)	the Board of Directors of Parent determines in good faith, after considering all proposals to adjust the terms of this Agreement as contemplated by Section 13.11(e) and after receipt of advice from outside legal counsel, that failure to take such action would be inconsistent with the exercise by the directors of Parent of their fiduciary duties under applicable laws;

(4)	at least five Business Days have elapsed from the later of the date on which Buyer received notice pursuant to Section 13.11(e) of the Superior Proposal and, if Buyer proposes to adjust the terms of this Agreement as contemplated by Section 13.11(e), the date on which Buyer received notice of the determination of the Board of Directors of Parent whether the Acquisition Proposal still constitutes a Superior Proposal after giving effect to the adjusted transaction terms under Buyer’s proposal; and

(5)	Seller terminates this Agreement in accordance with Section 11.01 and concurrently therewith pays to Buyer a fee of $5,000,000 in immediately available funds;

(d)	Parent and Seller shall promptly (and in any event within 24 hours of receipt) notify Buyer, at first orally and thereafter in writing, of any Acquisition Proposal (or amendment thereto), any communication relating to an Acquisition Proposal (including any request for discussions or negotiations), any request for non-public information concerning the Assets or any communication from a person that has made an Acquisition Proposal or informs Parent or Seller or any of their respective Representatives that it is considering making an Acquisition Proposal, received after the date hereof by Parent or Seller (directly or through any of their respective Representatives), and provide to Buyer a true and complete copy thereof and of any response thereto made by or on behalf of Parent or Buyer or, if the Acquisition Proposal (or amendment thereto), request, communication or response is not written or otherwise recorded in tangible or electronic form, a description of the material terms thereof, the identity of the person who made it and such other particulars relating thereto as Buyer may reasonably request. Parent and Seller shall keep Buyer fully informed of the status of and any change to the material terms of any such Acquisition Proposal (or amendment thereto), request, communication or response.

(e)

If Parent or Seller (directly or through any of their respective Representatives) receive a Superior Proposal, Parent or Seller shall, in addition to their obligations under Section 13.11(d), give Buyer, orally and in writing, not less than five Business Days’ advance notice of any decision by the Board of Directors of Parent to accept, approve, recommend or to authorize an agreement to implement the Superior Proposal, which notice shall confirm that the Board of Directors of Parent has determined that the Acquisition Proposal in question constitutes a Superior Proposal, shall confirm the identity of the person making the Superior Proposal, and shall be accompanied by a true and complete copy of the Superior Proposal, any amendments thereto and any material correspondence relating thereto. During such five Business Day period, Buyer shall have the opportunity, but not the obligation, to propose to amend the terms of this Agreement and the transactions contemplated hereby, and in that event Parent and Seller shall, and shall cause their respective Representatives to, negotiate in good faith with Buyer to make such adjustments in the terms of this Agreement and the transactions contemplated hereby as are acceptable to Buyer and would enable completion of the transactions contemplated by this Agreement (as amended) on such adjusted terms instead of the Superior Proposal. The Board of Directors of Parent shall diligently and promptly review any such proposal by Buyer and determine in good faith whether the Acquisition Proposal still constitutes a Superior Proposal after giving effect to the adjusted transaction terms under Buyer’s proposal, and Parent or Buyer shall give Buyer, orally and in writing, prompt notice of such determination. If Buyer proposes to adjust the terms of this Agreement and the transactions contemplated hereby in a manner that would result in a transaction more favorable, from a financial point of view, to Parent and Seller (taken as a whole) or the Parent Securityholders, as applicable, than the transaction contemplated by the Acquisition Proposal and so advises the Board of Directors of Parent within five Business Days of receiving written notice of the Superior Proposal, Parent and Seller shall not accept, approve, recommend or enter into any agreement to implement such Superior Proposal or release the person making the Superior Proposal from any confidentiality or “standstill” obligations, and shall not withdraw, amend or qualify in any manner the approval or recommendation of the Board of Directors of Parent or any committee thereof of this Agreement or the transactions contemplated hereby in a manner adverse to Buyer.

(f)	Each of Parent and Seller acknowledges and agrees that each successive modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of this Section 13.11.

(g)	The Board of Directors of Parent shall promptly reaffirm its approval and recommendation of this Agreement and the transactions contemplated hereby by news release in the event that any Acquisition Proposal is publicly announced and either (i) the Board of Directors of Parent determines that the Acquisition Proposal is not a Superior Proposal, or (ii) the Board of Directors of Parent determines that a proposal by Buyer to adjust the terms of this Agreement and the transactions contemplated hereby, as contemplated by Section 13.11(e), would result in the Acquisition Proposal not being a Superior Proposal, and Buyer has agreed to such adjustments. Buyer shall be given a reasonable opportunity to review and comment on any such news release.

(h)	Parent and Seller shall ensure that their Representatives are aware of the provisions of this Section 13.11, and shall be jointly and severally responsible for any breach of this Section 13.11 by any such Representative.

Section 13.12 Support Agreement. Concurrently with the signing of this Agreement, Seller shall deliver to Buyer an executed support agreement in the form of the agreement attached as Exhibit G from each of the officers and directors of Seller listed on Schedule 13.12.

Article XIV

Obligations and Indemnification

Section 14.01 Retained Obligations. Provided that the Closing occurs, Seller shall retain all obligations and liabilities for, under, relating to or arising from (a) the payment or improper payment of royalties, rentals and other similar payments under the Leases relating to the Subject Interests accruing prior to the Effective Time; (b) under the Contracts for (i) overhead charges related to periods prior to the Effective Time, (ii) costs and expenses incurred prior to the Effective Time for goods and services provided prior to the Effective Time, and (iii) other payment obligations that accrue and become due prior to the Effective Time; (c) any claim for personal injury or death relating to the Assets and occurring prior to the Closing Date to the extent arising out of or attributable to the period prior to the Closing Date; (d) (i) any and all income Taxes, franchise Taxes and similar Taxes imposed by any applicable Law on Seller or Parent or any of their affiliates, or any combined, unitary or consolidated group of which any of the foregoing is or was a member, (ii) Asset Taxes allocable to Seller pursuant to Section 9.02 taking into account, and without duplication of, such Asset Taxes effectively born by Seller pursuant to Section 10.02(b)(iii) or Section 12.01(c)(i)), (iii) any Taxes imposed on or with respect to the ownership or operation of the Excluded Assets and (iv) and any all other Taxes imposed on or with respect to the ownership or operation of the Assets for any tax period (or portion thereof) ending before the Effective Time; (e) the litigation matters set forth on Schedule 5.06; (f) any offsite disposal of hazardous materials by Seller, prior to the Effective Time; (g) Seller’s employment relationship with its employees and Seller’s employee benefit plans; (h) any breach by Seller of any of Seller’s representations and warranties contained in Article V (or the corresponding representation and warranty made by Seller in the certificate delivered pursuant to Section 10.04(c) or its covenants hereunder); (i) any act or omission by Seller involving or relating to the Excluded Assets or any other assets excluded from the Assets pursuant to the terms hereof; (j) the matters set forth on Schedule 5.06; (k) taxes of Seller and (l) liens, security interests and similar charges against the Assets relating to amounts that are being disputed in good faith by Seller as of the date hereof or the Closing Date, as applicable (collectively, the “Retained Obligations”).

Section 14.02 Assumed Obligations. Provided that the Closing occurs, Buyer hereby assumes all duties, obligations and liabilities of every kind and character with respect to the Assets or the ownership or operation thereof (other than the Retained Obligations), whether attributable to periods before or after the Effective Time, including, without limitation, those arising out of (a) the terms of the Easements, Contracts, Leases, Personal Property or Subject Interests comprising part of the Assets, (b) imbalances, (c) suspense accounts, (d) Asset Taxes allocable to Buyer pursuant to Section 9.02 taking into account, and without duplication of, such Asset Taxes effectively born by Buyer under Section 10.02(a)(ii) and Section 12.01(b)(i), (e) the condition of the Subject Interests, regardless of whether such condition arose before or after the Effective Time, (f) obligations to properly plug and abandon or re-plug or re-abandon or remove wells, flowlines, gathering lines or other facilities, equipment or other personal property or fixtures comprising part of the Assets and (g) obligations to restore the surface of the Subject Interests and obligations to remediate or bring the Subject Interests into compliance with applicable Environmental Laws (including conducting any remediation activities that may be required on or otherwise in connection with activities on the Subject Interests), regardless of whether such obligations or conditions or events giving rise to such obligations, arose, occurred or accrued before or after the Effective Time.

Section 14.03 Buyer’s Indemnification. Provided that the Closing occurs, except to the extent Seller has indemnification obligations under Section 14.04 or Section 14.05 Buyer shall release, defend, indemnify and hold harmless Seller, its partners, and their respective officers, directors, employees, agents, partners, representatives, members, shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Seller Indemnitees”) from and against: (a) any and all claims, damages, liabilities, losses, causes of action, costs and expenses (including, without limitation, those involving theories of negligence or strict liability and including court costs and attorneys’ fees) (collectively, the “Losses”) to the extent resulting from, arising out of, or related to the Assumed Obligations, and (b) any breach by Buyer of any of Buyer’s representations and warranties contained in Article VI (or the corresponding representation and warranty made by Buyer in the certificate delivered pursuant to Section 10.05(b)), REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE SELLER INDEMNITEES.

Section 14.04 Seller’s Indemnification – Third Party Non-Environmental Claims. Provided that the Closing occurs, Seller shall release, defend, indemnify and hold harmless Buyer, its members and affiliates, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Buyer Indemnitees”) from and against: (a) any and all Third Party non-environmental claims relating to Seller’s ownership or operation of the Assets prior to the Effective Time or as a result of, arising out of, or related to the Retained Obligations, (b) any breach by Seller of any of Seller’s representations and warranties contained in Article V (or the corresponding representation and warranty made by Seller in the certificate delivered pursuant to Section 10.04(c) or its covenants hereunder), (c) any act or omission by Seller involving or relating to the Excluded Assets or any other assets excluded from the Assets pursuant to the terms hereof, (d) the matters set forth on Schedule 5.06, (e) any claim for personal injury or death relating to the Assets and occurring prior to the Closing Date to the extent arising out of or attributable to the period prior to the Closing Date, and (f) taxes of Seller, in each case, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE BUYER INDEMNITEES; provided, however, notwithstanding anything to the contrary contained herein, Seller’s indemnification obligation under this Section 14.04 shall only apply if (a) Buyer has provided Seller with written notice claiming indemnification within 90 days after Closing, and (b) Buyer shall bear sole responsibility for the aggregate costs associated with all Third Party non-environmental claims and all Third Party environmental claims described in Section 14.05 relating to time periods prior to the Effective Time up to a deductible percentage of three percent (3%) of the Purchase Price. By the prior sentence, it is the intent that Seller only be obligated to the extent of the excess of the claims above the deductible percentage of three percent (3%).

Section 14.05 Seller’s Indemnification – Third Party Environmental Claims. Provided that the Closing occurs, Seller shall release, defend, indemnify and hold harmless Buyer, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, Buyer Indemnitees) from and against any and all Third Party environmental claims relating to Seller’s ownership or operation of the Assets prior to the Effective Time or as a result of, arising out of, or related to the Retained Obligations REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF BUYER INDEMNITEES; provided, however, notwithstanding anything to the contrary contained herein, Seller’s indemnification obligation under this Section 14.05 shall only apply if (i) Buyer has provided Seller with written notice claiming indemnification within 90 days after the Closing, and (ii) Buyer shall bear sole responsibility for the aggregate costs associated with all Third Party environmental claims all Third Party non-environmental claims described in Section 14.04 relating to time periods prior to the Effective Time up to a threshold percentage of three percent (3%) of the Purchase Price. By the prior sentence, it is the intent that Seller only be obligated to the extent of the excess of the claims above the deductible percentage of three percent (3%).

Section 14.06 Notices and Defense of Indemnified Matters. Each Party shall promptly notify the other Party of any matter of which it becomes aware and for which it is entitled to indemnification from the other Party under this Agreement; provided, that any failure by the indemnified Party to notify the indemnifying Party shall not affect the indemnified Party’s rights to indemnification except the extent that the indemnifying Party is actually prejudiced by the delay. The indemnifying Party shall be obligated to defend, at the indemnifying Party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any matter for which the indemnifying Party has agreed to indemnify and hold the indemnified Party harmless under this Agreement. However, the indemnified Party shall have the right to participate with the indemnifying Party in the defense of any such matter at its own expense.

Article XV

Limitations on Representations and Warranties

Section 15.01 Disclaimers of Representations and Warranties. The express representations and warranties of Seller and/or Parent contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER AND/OR PARENT IN THIS AGREEMENT AND THE SPECIAL WARRANTY IN THE ASSIGNMENT, BUYER ACKNOWLEDGES THAT SELLER AND/OR PARENT HAS NOT MADE, AND SELLER AND/OR PARENT HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY OR ON BEHALF OF SELLER AND/OR PARENT, AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER AND/OR PARENT IN THIS AGREEMENT AND THE SPECIAL WARRANTY IN THE ASSIGNMENT, SELLER AND/OR PARENT EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, AS TO PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE

PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF BUYER AND SELLER AND/OR PARENT THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO BUYER, AND BUYER SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND BUYER REPRESENTS TO SELLER AND/OR PARENT THAT BUYER WILL MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO SUCH PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES AS BUYER DEEMS APPROPRIATE. SELLER AND/OR PARENT AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

Section 15.02 Independent Investigation. Buyer represents and acknowledges that it is knowledgeable of the oil and gas business and of the usual and customary practices of producers such as Seller and/or Parent and that it has had (or will have prior to the Closing) access to the Assets, the officers and employees of Seller and/or Parent, and the books, records and files of Seller and/or Parent relating to the Assets, and in making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer has relied solely on the basis of its own independent due diligence investigation of the Assets and upon the representations and warranties made in Article V and the special warranty in the Assignment, and not on any other representations or warranties of Seller and/or Parent or any other Person or entity.

Section 15.03 Survival. Notwithstanding anything contained in this Agreement to the contrary, the representations, warranties, covenants and obligations of Seller under this Agreement shall not survive the Closing. The representations, warranties, covenants and obligations of Parent pursuant to Section 17.16, or otherwise, shall survive the Closing for 90 days only. Notwithstanding the termination of any representation or warranty pursuant to this Section 15.03, any claim for breach of representation or warranty properly raised prior to the expiration of such representation or warranty shall survive until such claim and the payment and the indemnity with respect thereto are resolved.

Article XVI

Dispute Resolution

Section 16.01 General. Any and all claims, Disputes, controversies or other matters in question arising out of or relating to title issues, environmental issues or calculation of the Statement or revisions thereto (all of which are referred to herein as “Disputes” which term shall not include any other disputes claims, disputes, controversies or other matters in question arising under this Agreement) shall be resolved in the manner prescribed by this Article XVI.

Section 16.02 Senior Management. If a Dispute occurs that the senior representatives of the Parties responsible for the transaction contemplated by this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arose, Seller shall nominate and commit one of its senior officers, and Buyer shall nominate and commit one of its senior officers, to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve same. If such senior management have been unable to resolve such Dispute within a period of fifteen (15) days after such meeting, or if such meeting has not occurred within forty-five (45) days following such Dispute arising, then either Party shall have the right, by written notice to the other, to resolve the Dispute through the relevant Independent Expert pursuant to Section 16.03.

Section 16.03 Dispute by Independent Expert.

(a)	Each Party shall have the right to submit Disputes regarding title issues, environmental issues or calculation of the Statement or revisions thereto, to an independent expert appointed in accordance with this Section 16.03 (each, an “Independent Expert”), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of the Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Rules (as defined in Subsection (b) of this Section 16.03).

(b)	Disputes to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the rules and procedures of the Texas Arbitration Act and the Rules of the American Arbitration Association to the extent such Rules do not conflict with such Texas Arbitration Act or the provisions of this Agreement. The Independent Expert shall be instructed by the Parties to resolve such Dispute as soon as reasonably practicable in light of the circumstances. The decision and award of the Independent Expert shall be binding upon the Parties as an award under the Federal Arbitration Act and final and nonappealable to the maximum extent permitted by Law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.

(c)	The charges and expenses of the arbitrator shall be shared equally by Seller and Buyer.

(d)	Any arbitration hearing held pursuant to Section 3.05 or Section 16.03 shall be held in Los Angeles, California.

Section 16.04 Limitation on Arbitration. ALL OTHER DISAGREEMENTS, DIFFERENCES, OR DISPUTES ARISING BETWEEN SELLER AND BUYER UNDER THE TERMS OF THIS AGREEMENT (AND NOT COVERED BY SECTIONS 3.05 OR 16.03) SHALL NOT BE SUBJECT TO ARBITRATION AND SHALL BE DETERMINED BY A

COURT OF COMPETENT JURISDICTION, UNLESS THE PARTIES OTHERWISE MUTUALLY AGREE.

Article XVII

Miscellaneous

Section 17.01 Names. As soon as reasonably possible after the Closing, but in no event later than 60 days after the Closing, Buyer shall remove the names of Seller and its affiliates, and all variations thereof, from all of the Assets and make the requisite filings with, and provide the requisite notices to, the appropriate federal, state or local agencies to place the title or other indicia of ownership, including operation of the Assets, in a name other than the name of the Seller or any of its affiliates, or any variations thereof.

Section 17.02 Expenses. Except as otherwise expressly set forth in this Agreement, including due diligence expenses, incurred by it in connection with this transaction, and neither Party shall be entitled to any reimbursement for such expenses from the other Party.

Section 17.03 Document Retention. As used in this Section 17.03, the term “Documents” shall mean all files, documents, books, records and other data delivered to Buyer by Seller pursuant to the provisions of this Agreement, including, but not limited to: financial and tax accounting records; land, title and division of interest files; contracts; engineering and well files; and books and records related to the operation of the Assets prior to the Closing Date.

Section 17.04 Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties and specifically referencing this Agreement.

Section 17.05 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 17.06 Publicity and Disclosure of Agreement. Unless required by Law, neither Seller nor Buyer shall issue any public announcement or press release concerning the transactions contemplated herein without the written consent of the other Party. The Parties agree to consult with each other prior to issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated herein or making any filing with any Regulatory Authority with respect thereto, except as may be required by applicable Law or by obligations pursuant to any listing agreement with a stock exchange and only after using its reasonable commercial efforts to consult the other Party, taking into account the time constraints to which it is subject as a result of such Law or obligation. Each of the Parties shall use its commercially reasonable efforts to enable the other of them to review and comment on all such press releases and filings prior to the release thereof. The Parties acknowledge and agree that this Agreement shall be filed as required with any applicable

Governmental Authority or Regulatory Authority and included, in whole or in part, in the Information Circular or as otherwise required to be disclosed in accordance with applicable Law.

Section 17.07 Reasonable Commercial Efforts. Each Party shall use its respective reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated herein, including the execution and delivery of such additional or further consents, documents and other instruments and shall take all such further actions as the other Parties may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the other related agreements.

Section 17.08 Construction. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Agreement shall not be construed more strictly against one Party than another on the grounds of authorship.

Section 17.09 No Third Party Beneficiaries. Except as provided in Sections 14.04 and 14.05, nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall otherwise not be construed as a Third Party beneficiary contract.

Section 17.10 Assignment. Neither Party may assign or delegate any of its rights or duties hereunder without the prior written consent of the other Party and any assignment made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.

Section 17.11 Governing Law. This Agreement, other documents delivered pursuant hereto and the legal relations between the Parties shall be governed and construed in accordance with the Laws of the State of Wyoming, without giving effect to principles of conflicts of Laws that would result in the application of the Laws of another jurisdiction. The Parties agree to venue in Park County, Wyoming.

Section 17.12 Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in Person or sent by U.S. Mail postage prepaid, return receipt requested, overnight courier or facsimile to the addresses of Seller and Buyer set forth below. Any such notice shall be effective only upon receipt.

Parent and Seller:	Clarence Cottman c/o Legacy Energy, Inc. 1160 Eugenia Place, Ste. 100 Carpinteria, CA 93013 Fax: 805-566-2917 OR

Scott Dobson c/o Legacy Energy, Inc. 1160 Eugenia Place, Ste. 100 Carpinteria, CA 93013 Fax: 805-566-2917

Buyer:	Greg Brown c/o BreitBurn Management Company, LLC 515 S. Flower Street, Ste. 4800 Los Angeles, CA 90071 Fax: (213) 225-5916

Either Party may, by written notice so delivered to the other Party, change its address for notice purposes hereunder.

Section 17.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and the Parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 17.14 Time of the Essence. Time shall be of the essence with respect to all time periods and notice periods set forth in this Agreement.

Section 17.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each Party that executes the same whether or not all of such Parties execute the same counterpart. If counterparts of this Agreement are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Agreement, but each counterpart shall be considered an original.

Section 17.16 Parent Liability. Parent agrees that it is and shall be jointly and severally liable for all of Seller’s obligations under this Agreement and under any document to be entered into by Seller at Closing.

Section 17.17 Financial Statements.

(a)

Seller shall prepare, at the sole cost and expense of Buyer, the financial statements and all notes thereto related to the Assets (the “Special Financial Statements”) that will be required of Buyer by the Securities and

Exchange Commission (“SEC”) in connection with any reports, registration statements or other filings to be made by Buyer or any of its affiliates related to the transactions contemplated by this Agreement with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in such form that such statements and notes thereto can be audited by the Seller’s external audit firm (“Seller’s Auditor”). Seller shall cooperate with and permit Buyer to reasonably participate in the preparation of the Special Financial Statements and shall provide Buyer and its representatives with reasonable access to Seller’s personnel who engage in the preparation of the Special Financial Statements.

(b)	Seller shall execute and deliver, or cause to be executed and delivered, to Seller’s Auditor such representation letters, in form and substance customary for representation letters provided to external audit firms by Seller (if the financial statements are subject of an audit or are the subject of a review pursuant to Statement of Accounting Standards 100 (Interim Financial Information)), as may be reasonably requested by Seller’s Auditor, with respect to the Special Financial Statements. Buyer agrees that (i) Buyer shall indemnify and hold harmless Seller and provide a defense for Seller (excluding, in each case, the negligence of Seller) with regard to the execution, delivery or any other action related to the provision of (A) any representation letter delivered by Seller to Seller’s Auditor, (B) the Special Financial Statements and (C) the Audited Special Financial Statements, (ii) Buyer shall provide a customary representation letter to Seller’s Auditor, if reasonably requested, and (iii) Buyer’s existing outside auditors shall provide a customary representation letter to Seller’s Auditor, if reasonably requested.

(c)

Seller will engage Seller’s Auditor to perform an audit of the Special Financial Statements and shall use commercially reasonable efforts to cause Seller’s Auditor to issue unqualified opinions with respect to the Special Financial Statements (the Special Financial Statements and related audit opinions being hereinafter referred to as the “Audited Special Financial Statements”), and provide its written consent for the use of Seller’s audit reports with respect to Special Financial Statements in reports, registration statements, or other documents filed by the Buyer or any of its affiliates under the Securities Act or the Exchange Act, as needed. Buyer shall reimburse Seller for all fees charged by Seller’s Auditor with respect to the preparation and delivery by Seller’s Auditor to Buyer of the Audited Special Financial Statements and any other fees charged by Seller’s Auditor to facilitate Buyer’s ongoing compliance with SEC rules and regulations. Seller shall take all reasonable action as may be necessary to facilitate the completion of such audit and delivery of the Audited Special Financial Statements to Buyer or any of its affiliates as soon as reasonably practicable. Buyer shall reimburse Seller for all other reasonable costs and expenses incurred in complying with this Section 17.17.

(d)	At the Closing, Seller shall deliver to Buyer the Audited Special Financial Statements as of and for the year ended December 31, 2011 and the unaudited interim Special Financial Statements for the three months ended March 31, 2012 pursuant to Section 10.04(h). If the Closing occurs on or after June 30, 2012, Seller shall deliver to Buyer the unaudited interim Special Financial Statements for the three months ended June 30, 2012 on or before August 1, 2012.

Signature page follows

IN WITNESS WHEREOF, Seller, Parent and Buyer have executed and delivered this Agreement as of the date first set forth above.

SELLER:

LEGACY ENERGY, INC.

By:	/s/ Clarence Cottman
Name: Clarence Cottman
Title: Chief Executive Officer

PARENT:

NIMIN ENERGY, CORP.

By:	/s/ Clarence Cottman
Name: Clarence Cottman
Title: Chief Executive Officer

BUYER:

BREITBURN OPERATING L.P.

BY: BREITBURN OPERATING GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Name: Randall H. Breitenbach
Title: President

Signature Page to Purchase and Sale Agreement

EXHIBIT A

THE LEASES

FERGUSON RANCH FIELD

PARK COUNTY, WY

FERGUSON RANCH UNIT

LEASE NO.:	WY029-0004
LESSOR:	State of Wyoming #0-19128-A
LESSEE:	Bruce Anderson
DATE:	May 16, 1955
RECORDED:	Book 346, Page 291
DESCRIPTION:	T50N-R102W, 6th P. M.

Section 23: Lots 2, 3; SW/4 SW/4

Section 26: NW/4 NW/4

LEASE NO.:	WY029-0001-01
LESSOR:	Hunt Oil Company
LESSEE:	Terra Resources, Inc.
DATE:	August 19, 1971
RECORDED:	Book 357, Page 351
DESCRIPTION:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS THE FOLLOWING DESCRIBED LANDS:
T50N-R102W, 6th P. M.

Section 14: Lot 7, surface to 3947’

Section 23: NW/4 NW/4, surface to 3893’

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to production from the Ferguson Ranch Unit for so long as said Unit Agreement remains in effect.

LEASE NO.:	WY029-0002
LESSOR:	Hunt Oil Company
LESSEE:	Terra Resources, Inc.
DATE:	August 1, 1979
RECORDED:	Book 43, Page 794
DESCRIPTION:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS THE FOLLOWING DESCRIBED LANDS:
T50N-R102W, 6th P. M.

Section 23: 5.165 acres out of Lot 51B, being more particularly described as those lands in Lot 51B subject to that certain Pooling Agreement and Designation of Ferguson Ranch #8 Unit, by and between the Commissioner of Public Lands of the State of Wyoming

Exhibit A	Page 1 of 8

G-62

and Terra Resources, Inc., et al dated July 1, 1979 and recorded in the records of the Park County Clerk in Book 45, Page 508.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to production from the Ferguson Ranch Unit for so long as said Unit Agreement remains in effect.

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:

WY029-0001-02

Hunt Oil Company

Faulconer Resources 1999 Limited Partnership

May 18, 2001

DOC #2001 3560

T50N-R102W, 6th P. M.

Section 14: 53.51 acres, being all of Lot 7, identified as part of Tract No. 3 of the unitized area formed pursuant to that certain Unit Agreement for the Ferguson Ranch Unit dated as of September 28, 1995 and recorded in Park County as Document 1996 3404, as to all rights below the subsurface depth of 3947 feet.

Section 23: 40.00 acres, being the NW/4 NW/4 (part of Lot 55), identified as part of Tract No. 3 of the unitized area formed pursuant to that certain Unit Agreement for the Ferguson Ranch Unit dated as of September 28, 1995 and recorded in Park County as Document 1996 3404, as to all rights below the subsurface depth of 3893 feet.

Containing 93.51 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to the hydrocarbons produced from any wells located in the Ferguson Ranch Unit, unless and to the extent any such wells are used to produce hydrocarbons from new completions below the base of the deepest unitized formation in the Ferguson Ranch Unit.

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:

WY029-0003

Hunt Oil Company

Faulconer Resources 1999 Limited Partnership

December 21, 2000, effective June 1, 2000

DOC #2000 3961

T50N-R102W, 6th P. M. (as amended)

Section 23: 26.924 acres being all of Lot 1 and part of Lots (Tracts) 51A and 51B, identified as Tract No. 5 of the unitized area formed pursuant to that certain Unit Agreement for Ferguson Ranch Unit dated as of September 28, 1995 and recorded in the Park County Clerk records of June 10, 1996 as document 1996 3404 (the “Ferguson Ranch Unit”).

Section 23: 13.995 acres being that part of Lot 4 identified as Tract 6 of the Ferguson Ranch Unit.

Exhibit A	Page 2 of 8

G-63

Section 26: SW/4 NW/4, being Tract 4 of the Ferguson Ranch Unit.

Section 26: 28.345 acres, being part of the E/2 NW/4 identified as Tract No. 7 of the Ferguson Ranch Unit.

Containing 109.264 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to the hydrocarbons produced from any wells located in the Ferguson Ranch Unit, unless and to the extent any such wells are used to produce hydrocarbons from new completions below the base of the deepest unitized formation in the Ferguson Ranch Unit.

AMENDMENT TO OIL AND GAS LEASE

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED:	WY029-0003 Hunt Oil Company Faulconer Resources 1999 Limited Partnership December 21, 2000, effective June 1, 2000 Doc. #2000 7719

PIPELINE EASEMENT

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:

Not available

Hunt Oil Company

Amax Petroleum Corporation

March 16, 1967

Not recorded

T50N-R102W, 6th P. M.

Section 2: W/2

T51N-R102W, 6th P. M.

Section 26: W/2

Section 35: W/2

(Pipeline Easement for flowline from Ferguson Ranch Unit)

SHEEP POINT FIELD

PARK COUNTY, WY

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0020 State of Wyoming #66-17899 W. D. Tolan December 2, 1966 Book 381, Page 184 T47N-R102W, 6th P. M. Section 16: W/2; NE/4; S/2 SE/4; NE/4 SE/4

Exhibit A	Page 3 of 8

G-64

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0021 State of Wyoming #66-17899A W. D. Tolan December 2, 1966 Book 381, Page 184 T47N-R102W, 6th P. M. Section 16: NW/4 SE/4

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

WILLOW DRAW FIELD

PARK COUNTY, WY

LEASE NO.: LESSOR: LESSEE: DATE: DESCRIPTION:

WY10-00242

State of Wyoming

Legacy Energy, Inc.

June 2, 2010

T48N R104W

Section 36: Part of Tract 50 (formerly NENE Sec. 36)

Resurvey Township: 48 North

Range: 104 West of the 6th P.M.

Containing 40 acres, more or less.

LEASE NO.: LESSOR: LESSEE: DATE: DESCRIPTION:	WY10-00239 State of Wyoming Legacy Energy, Inc. June 2, 2010 T48N R103W Section 30: NE/4 Containing 160 acres, more or less.

LEASE NO.: LESSOR: LESSEE: DATE: DESCRIPTION:	WY10-00240 State of Wyoming Legacy Energy, Inc. June 2, 2010 T48N R103W Section 31: N/2NE/4, SE/4NE/4, NE/4NW/4, Lot 1, E/2 SE/4 Containing 273.85 acres, more or less.

LEASE NO.: LESSOR:	WY10-00241 State of Wyoming

Exhibit A	Page 4 of 8

G-65

LESSEE: DATE: DESCRIPTION:	Legacy Energy, Inc. June 2, 2010 T48N R103W Section 32: W/2 NW/4, NW/4 SW/4 Containing 120 acres, more or less.

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0022 State of Wyoming #64-5619B Etta Mandel May 2, 1964 Book 373, Page 370 T48N-R104W, 6th P. M. Section 25: Resurvey Tract 49, Part Resurvey Tract 48, (Orig. E/2 of Section 25)

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0024 State of Wyoming #68-15697 Lucille L. Calvin February 2, 1968 Book 374, Page 145 T48N-R103W, 6th P. M. Section 19: SW/4 NE/4; SE/4

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0023 State of Wyoming #70-1284 Raymond N. Joeckel January 2, 1970 Book 368, Page 99 T48N-R103W, 6th P. M. Section 19: Lot 4; SE/4 SW/4 Section 30: SE/4; E/2 W/2; Lots 1, 2, 3, 4

HUNT FIELD

PARK COUNTY, WY

HUNT STATE 11-1

LEASE NO.: LESSOR: LESSEE: DATE: RECORDED: DESCRIPTION:	WY029-0007 State of Wyoming #62-10518 E. Earl Wennergren May 2, 1962 Book 306, Page 181 T50N-R102W, 6th P. M. Section 11: SE/4 NW/4

Exhibit A	Page 5 of 8

G-66

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

HUNT FEE # 2-1 AND HUNT FEE #2-11

DESCRIPTION:	T50N-R102W, 6th P. M.
Section 2: SW/4 SW/4
Section 11: Lot 2 and the West 12.16 acres of NE/4 NW/4

INCLUDING:	Working interest and rights in production attributable to those interests under that certain Operating Agreement dated October 5, 1965 between Amax Petroleum Corporation and Hunt Oil Company.

LESSOR:	Hunt Oil Company
LESSEE:	Amax Petroleum
DATE:	October 5, 1965
RECORDED:	See Below
DESCRIPTION:	T50N-R102W, 6th P. M.:
Section 2: SW/4 SW/4

Section 11: Lot 2 and West 12.16 acres of NE/4 NW/4

(Lease is derived from the Exhibit “B” attached to that certain Operating Agreement dated October 5, 1965, between Hunt Oil Company and Amax Petroleum Corporation, recorded in Book 148, Page 317 of the records of the County Clerk and Recorder, Park County, Wyoming.)

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

LEASE NO.:	WY10-00238
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T50N R102W
Section 2: NW/4 SW/4
Section 3: SE/4 NE/4, Lots 2, 3 and 6

Containing 187.71 acres, more or less.
LEASE NO.:	WYW179184
LESSOR:	Bureau of Land Management
LESSEE:	Legacy Energy, Inc.
DATE:	Effective May 1, 2011
DESCRIPTION:	T50N R102W

Exhibit A	Page 6 of 8

G-67

Section 3: E/2 SE/4 Sec: 3
Section 10: E/2 of Lot 1

Containing 80.12 acres, more or less.
LEASE NO.:	WYW179183
LESSOR:	Bureau of Land Management
LESSEE:	Legacy Energy, Inc.
DATE:	Effective May 1, 2011
DESCRIPTION:	T50N R102W
Section 2: Lots 3 and 4 S/2 NW/4, E/2 SW/4, W/2 SE/4

Containing 318.68 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

MISCELLANEOUS RIGHTS

LEASE NO.:	WY029-0006
LESSOR:	USA #CHEY-068322
LESSEE:	Hettie Lee St. John
DATE:	April 1, 1945
RECORDED:	None available
DESCRIPTION:	T54N-R102W, 6th P. M.
Section 5: SW/4 NW/4; W/2 SW/4
Section 6: SE/4 NE/4; NE/4 SE/4
Section 7: E/2 NE/4
Section 8: NW/4 NW/4

LEASE NO.:	WY029-0005
LESSOR:	USA #CHEY-066525
LESSEE:	E W Krampert
DATE:	September 1, 1942
RECORDED:	Book 113, Page 209
DESCRIPTION:	T51N-R100W, 6th P. M.
Section 7: SE/4 SE/4

LEASE NO.:	WY029-0008
LESSOR:	USA #W-0211
LESSEE:	Fred M. Manning, et al
DATE:	April 1, 1950
RECORDED:	None available
DESCRIPTION:	T54N-R102W, 6th P. M.
Section 5: SE/4 NW/4; E/2 SW/4; NW/4 SE/4

Exhibit A	Page 7 of 8

G-68

Section 8: S/2 NE4; E/2 NW/4
Section 9: Lots 5 & 6; N/2 SW/4; SW/4 SE/4
Section 16: Lots 1, 2, 3 & 4; W/2 E/2; E/2 SE/4
Section 17: Lots 1, 2, 3 & 4

OTHER COUNTIES

None.

END OF EXHIBIT A

Exhibit A	Page 8 of 8

G-69

EXHIBIT B

WELLS AND INTERESTS

THE WELLS

WELL NAME	API NUMBER	WORKING INTEREST	NET REVENUE INTEREST
FERGUSON RANCH STATE 1	4902905326	1.00000000	0.77144240
FERGUSON RANCH STATE 2	4902905329	1.00000000	0.77144240
FERGUSON RANCH STATE 3	4902905331	1.00000000	0.77144240
FERGUSON RANCH STATE 4	4902920292	1.00000000	0.77144240
FERGUSON RANCH STATE 5	4902920693	1.00000000	0.77144240
FERGUSON RANCH STATE 6	4902920690	1.00000000	0.77144240
FERGUSON RANCH STATE 7	4902920880	1.00000000	0.77144240
FERGUSON RANCH STATE #8 (INJ)	4902920881	1.00000000	0.77144240
FERGUSON RANCH STATE 9	4902921349	1.00000000	0.77144240
FERGUSON RANCH STATE #10 (INJ)	4902921727	1.00000000	0.77144240
FERGUSON RANCH STATE 11	4902931262	1.00000000	0.77144240
FERGUSON RANCH STATE 12	4902931276	1.00000000	0.77144240
FERGUSON RANCH STATE 13	4902931263	1.00000000	0.77144240
FERGUSON RANCH STATE 14	4902931377	1.00000000	0.77144240
FERGUSON RANCH STATE 15	4902931278	1.00000000	0.77144240
FERGUSON RANCH STATE 16	4902931279	1.00000000	0.77144240
(FR) HUNT 14-1	4902920296	1.00000000	0.77144240
(FR) HUNT 23-1	4902920282	1.00000000	0.77144240
HUNT FEE 2-11	4902921161	0.93333340	0.81653340
HUNT FEE 2-1	4902906847	0.86666670	0.75806660
HUNT STATE 11-1	4902920312	0.73333330	0.63380000
HUNT 2-3	4902931290	0.86666670	0.75807000
HUNT 11-3	4902931292	0.93333340	0.81653340
HUNT 11-5	4902931312	0.86666670	0.74913320

Exhibit B	Page 1 of 5

G-70

SHEEP POINT STATE 1	4902920175	0.54984830	0.44437133
State #16-2 APO	4902905075	0.90703990	0.72013127
SHEEP POINT STATE 3	4902920191	0.54984830	0.44437131
SHEEP POINT STATE 7	4902931301	0.63465960	0.51291334
SHEEP POINT STATE 8	4902931302	1.00000000	0.79433000
SHEEP POINT STATE 9	4902931303	1.00000000	0.79433000
WILLOW DRAW STATE 25-3	4902920415	1.00000000	0.84000000
STATE 68-15697 19 #1	4902920430	1.00000000	0.80500000
WILLOW DRAW STATE 1	4902920335	1.00000000	0.82500000
WILLOW DRAW STATE 2	4902920354	1.00000000	0.82500000
WILLOW DRAW STATE 3	4902920361	1.00000000	0.82500000
WILLOW DRAW STATE 4	4902920359	1.00000000	0.82500000
WILLOW DRAW STATE 5	4902920368	1.00000000	0.82500000
WILLOW DRAW STATE 6	4902920369	1.00000000	0.82500000
WILLOW DRAW STATE 7	4902920373	1.00000000	0.82500000
WILLOW DRAW STATE 8	4902920393	1.00000000	0.82500000
WILLOW DRAW STATE 9	4902920398	1.00000000	0.82500000
WILLOW DRAW STATE 10	4902920411	1.00000000	0.82500000
State 70-1284 30 #11 SWD	4902920416	1.00000000	1.00000000
State 70-1284 30 #12	4902920426	1.00000000	0.82500000
State 70-1284 30 #13	4902920432	1.00000000	0.82500000
WILLOW DRAW STATE 15	4902920506	1.00000000	0.82500000
WILLOW DRAW STATE 16	4902921287	1.00000000	0.82500000
WILLOW DRAW STATE 17	4902931288	1.00000000	0.82500000
WILLOW DRAW STATE 18	4902931287	1.00000000	0.82500000
WILLOW DRAW STATE 19	4902931289	1.00000000	0.82500000
WILLOW DRAW STATE 20	4902931296	1.00000000	0.82500000
WILLOW DRAW STATE 22	4902931295	1.00000000	0.82500000
FOURBEAR PIPELINE		0.08688900	n/a

Exhibit B	Page 2 of 5

G-71

DRILLING LOCATIONS

FERGUSON RANCH INFILL 1	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 2	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 3	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 4	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 5	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 6	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 7	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 8	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 9	State Lease 0-19128-A	1.00000000	0.77144240
FERGUSON RANCH INFILL 10	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 11	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 12	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 13	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 14	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 15	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 16	Ferguson Fee Lease	1.00000000	0.77144240
FERGUSON RANCH INFILL 17	Ferguson Fee Lease	1.00000000	0.77144240
HUNT INFILL 1	State Lease 62-10518	0.73333000	0.63380000
HUNT INFILL 2	State Lease 62-10518	0.73333000	0.63380000
HUNT INFILL 3	State Lease 62-10518	0.73333000	0.63380000
HUNT INFILL 4	State Lease 62-10518	0.73333000	0.63380000
HUNT INFILL 5	Hunt Fee Lease*	0.86667000	0.75807000
HUNT INFILL 6	Hunt Fee Lease*	0.86667000	0.75807000
HUNT INFILL 7	Federal WYW179183	1.00000000	0.87500000
HUNT INFILL 8	Federal WYW179183	1.00000000	0.87500000
HUNT INFILL 9	Federal WYW179183	1.00000000	0.87500000
SHEEP POINT INFILL 1	State Lease 66-17899	0.90704000	0.72049000

Exhibit B	Page 3 of 5

G-72

SHEEP POINT INFILL 2	State Lease 66-17899	0.84495000	0.68361000
SHEEP POINT INFILL 3	State Lease 66-17899	0.90704000	0.72049000
SHEEP POINT INFILL 4	State Lease 66-17899	0.90704000	0.72049000
SHEEP POINT INFILL 5	State Lease 66-17899	0.90704000	0.72049000
SHEEP POINT INFILL 6	State Lease 66-17899	0.90704000	0.72049000
SHEEP POINT INFILL 7	State Lease 66-17899	0.90704000	0.72049000
SHEEP POINT INFILL 8	State Lease 66-17899	0.54985000	0.44485000
SHEEP POINT INFILL 9	State Lease 66-17899	0.84495000	0.68361000
WILLOW DRAW INFILL 1	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 2	State Lease 10-00241	1.00000000	0.83333000
WILLOW DRAW INFILL 3	State Lease 10-00241	1.00000000	0.83333000
WILLOW DRAW INFILL 4	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 5	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 6	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 7	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 8	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 9	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 10	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 11	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 12	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 13	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 14	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 15	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 16	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 17	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 18	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 19	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 20	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 21	State Lease 70-1284	1.00000000	0.82500000

Exhibit B	Page 4 of 5

G-73

WILLOW DRAW INFILL 22	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 23	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 24	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 25	State Lease 10-00241	1.00000000	0.83333000
WILLOW DRAW INFILL 26	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 27	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 28	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 29	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 30	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 31	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 32	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 33	State Lease 70-1284	1.00000000	0.82500000
WILLOW DRAW INFILL 34	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 35	State Lease 10-00239	1.00000000	0.83333000
WILLOW DRAW INFILL 36	State Lease 10-00239	1.00000000	0.82500000
WILLOW DRAW INFILL 37	State Lease 70-1284	1.00000000	0.83333000

END OF EXHIBIT B

Exhibit B	Page 5 of 5

G-74

EXHIBIT C

ALLOCATED VALUES

	0000000000	0000000000	0000000000
Property name	Allocated Value
FOURBEAR Pipeline	0.431
		0.431

Ferguson Ranch State #14	4.949
Hunt 11-3	3.755
Ferguson Ranch State #1	2.650
Ferguson Ranch State #2	2.606
Ferguson Ranch State #15	2.544
State 30-22	2.481
Ferguson Ranch State #5	2.335
Ferguson Ranch State #3	2.317
State 70-1284 30 #7	2.222
State 70-1284 30 #4	2.032
State 70-1284 30 #15	1.875
Hunt 14-1	1.462
Ferguson Ranch State #6	1.418
State 70-1284 30 #1	1.336
Hunt 23-1	1.297
Hunt Fee #2-1	1.227
State 16-8	1.162
Ferguson Ranch State #4	1.131
Ferguson Ranch State #7	1.088
Ferguson Ranch State #11	1.075
Ferguson Ranch State #16	0.990
State 70-1284 30 #6	0.923
State 70-1284 30 #16	0.901
State #16-2 APO	0.830
State 70-1284 30 #8	0.802
State 70-1284 30 #2	0.742
State 30-18	0.661
State 16-9	0.403
Ferguson Ranch State #13	0.334
State 16-7	0.294
State #16-1	0.234

Exhibit C	Page 1 of 4

G-75

	0000000000	0000000000	0000000000
Ferguson Ranch State #12	0.066
State 30-17	0.054
Ferguson Ranch State #9	—
Hunt State #11-1	—
State 30-20	—
		48.195

WILLOW DRAW STATE	1.848
1 (R&P)
State 30-19	1.473
Hunt 11-5	1.248
Hunt 2-3	1.213
State 70-1284 30 #3	0.879
State 70-1284 30 #5	0.847
State 70-1284 30 #10	0.749
State 70-1284 30 #9	0.724
Hunt Fee #2-11	0.594
WILLOW DRAW STATE	0.592
17 (POLYMER)
WILLOW DRAW STATE	0.417
16 (R&P)
WILLOW DRAW STATE	0.239
2 (R&P)
WILLOW DRAW STATE	0.203
4 (R&P)
WILLOW DRAW STATE	0.139
6 (R&P)
State #16-3	0.128
WILLOW DRAW STATE	—
20 (POLYMER)
State 64-5619 25 #3	—
		11.291

FRU WATERFLOOD	6.888
(PROVED)
Sheep Point Infill #01	0.658
Willow Draw Infill #15	0.548
Willow Draw Infill #01	0.543
Willow Draw Infill #02	0.537
Willow Draw Infill #03	0.516
Willow Draw Infill #04	0.511
Willow Draw Infill #14	0.505
Willow Draw Infill #05	0.500
Willow Draw Infill #06	0.495
Willow Draw Infill #07	0.489

Exhibit C	Page 2 of 4

G-76

	0000000000	0000000000	0000000000
Willow Draw Infill #08	0.484
Willow Draw Infill #09	0.479
Willow Draw Infill #10	0.473
Willow Draw Infill #11	0.468
Willow Draw Infill #12	0.462
Willow Draw Infill #13	0.456
Hunt Infill #05	0.431
Hunt Infill #01	0.387
Hunt Infill #02	0.382
Hunt Infill #03	0.358
Hunt Infill #04	0.356
Hunt Infill #06	0.352
Hunt Infill #07	0.350
Hunt Infill #08	0.347
Ferguson Ranch Infill #01	0.258
Ferguson Ranch Infill #02	0.256
Ferguson Ranch Infill #03	0.254
Ferguson Ranch Infill #04	0.253
Ferguson Ranch Infill #05	0.251
Willow Draw Infill #16	0.188
Willow Draw Infill #17	0.172
Willow Draw Infill #18	0.171
Willow Draw Infill #19	0.170
Willow Draw Infill #20	0.160
Willow Draw Infill #21	0.159
Willow Draw Infill #22	0.158
Willow Draw Infill #23	0.157
Sheep Point Infill #02	0.091
Sheep Point Infill #03	0.090
Ferguson Ranch Infill #06	0.038
Ferguson Ranch Infill #07	0.038
Ferguson Ranch Infill #08	0.038
Ferguson Ranch Infill #09	0.034
Ferguson Ranch Infill #10	0.034
Ferguson Ranch Infill #11	0.034
Ferguson Ranch Infill #12	0.034
Ferguson Ranch Infill #13	0.034
Ferguson Ranch Infill #14	0.034
Ferguson Ranch Infill #15	0.034
Ferguson Ranch Infill #16	0.033

Exhibit C	Page 3 of 4

G-77

Ferguson Ranch Infill #17	0.033
		21.178

FRU WATERFLOOD	12.375
(PROB)
HUNT WATERFLOOD	3.917
SHEEP POINT	2.067
WATERFLOOD
Willow Draw Infill #25	0.085
Willow Draw Infill #24	0.081
Willow Draw Infill #26	0.080
Willow Draw Infill #27	0.080
Willow Draw Infill #30	0.079
Willow Draw Infill #31	0.079
Willow Draw Infill #32	0.079
Willow Draw Infill #34	0.078
Willow Draw Infill #35	0.078
Willow Draw Infill #37	0.077
Willow Draw Infill #28	0.076
Willow Draw Infill #29	0.075
Willow Draw Infill #33	0.074
Willow Draw Infill #36	0.073
		19.455

		100.550

Ferguson Ranch State #8	0.000
(Inj)
Ferguson Ranch State #10	0.000
(Inj)
State 68-15697 19 #1	0.000
State 70-1284 30 #11 SWD	0.000
State 70-1284 30 #12	0.000
State 70-1284 30 #13	0.000
Hunt Infill #9	0.000
Sheep Point Infill #4	0.000
Sheep Point Infill #5	0.000
Sheep Point Infill #6	0.000
Sheep Point Infill #7	0.000
Sheep Point Infill #8	0.000
Sheep Point Infill #9	0.000

			00.000

END OF EXHIBIT C

Exhibit C	Page 4 of 4

G-78

EXHIBIT D

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”), effective as of 7:00 a.m. local time where the Assets (as defined below) are located on April 1, 2012 (the “Effective Time”), is made by Legacy Energy, Inc., a Delaware corporation (“Assignor”), whose address is 1160 Eugenia Place, Ste. 100, Carpinteria, CA 93013, to BreitBurn Operating L.P., a Delaware limited liability company (“Assignee”), whose address is 515 S. Flower Street, Ste. 4800, Los Angeles, CA 90071. Any capitalized term used but not defined herein shall have the meaning given it in that certain Purchase and Sale Agreement dated April 24, 2012 by and among Assignor, NiMin Energy Corp., an Alberta corporation, and owner of all of the outstanding shares of common stock of Assignor, and Assignee (the “Agreement”).

ARTICLE I

Granting and Habendum

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the Assets. The term “Assets” shall mean all of Assignor’s right, title and interest in and to the following:

(a) the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the “Leases”), the lands covered by the Leases, and any fee interests, fee mineral interests, royalties, net profits interests and overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the “Subject Interests,” or singularly, a “Subject Interest”);

(b) all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon (as defined below) production after the Effective Time attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c) to the extent assignable or transferable, all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used in connection with the Subject Interests (the “Easements”), including, without limitation, the Easements described or referred to in Exhibit A;

(d) to the extent assignable or transferable, all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests and the Easements or with the production, treatment, sale or disposal of oil, gas or other hydrocarbons (collectively, “Hydrocarbons”), including, without limitation, all wells and well locations located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B, wellhead equipment, pumps, pumping units, flowlines, pipelines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities and other materials, supplies, equipment, facilities and machinery (collectively, “Personal Property”);

(e) to the extent assignable or transferable, all contracts, agreements and other arrangements (excluding the Leases and the Easements) that directly relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the “Contracts,” including, without limitation, the Contracts described in Schedule 1.02(e));

(f) all books, records, files, muniments of title, reports and similar documents and materials, including, without limitation, lease records, well records and division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files and correspondence, in each case that relate to the foregoing interests, in the possession of, and maintained by, Seller (collectively, the “Records”);

(g) all geological and geophysical data relating to the Subject Interests, other than such data which cannot be transferred without the consent of (provided that Seller shall use commercially reasonable efforts to obtain such consent) or payment to any Third Party (unless paid by Buyer). For purposes of this Agreement, (i) “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity; and (ii) “Third Party” means any Person or entity, governmental or otherwise, other than Seller or Buyer, and their respective affiliates; the term includes, but is not limited to, working interest owners, royalty owners, lease operators, landowners, service contractors and governmental agencies; and

(h) any other assets that are located in the State of Wyoming or that are used or useful to the Assets described above in paragraph (a) through paragraph (g);

(i) NOTWITHSTANDING THE FOREGOING, the Assets shall not include, and there is excepted, reserved and excluded from the assignment contemplated hereby (collectively, the “Excluded Assets”): (i) to the extent received by Seller or Buyer within 90 days after Closing, all credits and refunds (other than those relating to Taxes, which are governed by Subsection (ii) below) and all accounts, instruments and general intangibles (as such terms are defined in the Texas Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (ii) to the extent received by Seller or Buyer within 90 days after Closing, all claims of Seller for refunds of or loss carry forwards with respect to (A) income or franchise Taxes imposed on Seller, or (B) any Taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement, but excluding for the avoidance of doubt, any refunds of Asset Taxes; (iii) to the extent received by Seller or Buyer within 90 days after Closing, all proceeds, income or revenues (and any security or other deposits made) attributable to (A) the Assets for any period prior to the Effective Time, or (B) any other Excluded Assets; (iv) all of Seller’s proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks and logos; (v) all of Seller’s rights and interests in geological and geophysical data which cannot be transferred without the consent of (provided that Seller shall use commercially reasonable efforts to obtain such consent) or payment to any Third Party; (vi) data and other information that cannot be disclosed or assigned to Buyer as a result of confidentiality or similar arrangements under agreements with Persons unaffiliated with Seller; (vii) to the extent received by Seller or Buyer within 90 days after Closing, all audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any of the other Excluded Assets; (viii) all corporate, partnership and income Tax records of Seller; (ix) vehicles, office equipment and supplies; and (x) the items described on Schedule 1.03.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights, privileges, contracts and appurtenances, in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever, subject to the matters set forth herein.

ARTICLE II Special Warranty of Title and Disclaimers

Section 2.01 Special Warranty of Title. Assignor hereby agrees to warrant and defend title to the Assets solely unto Assignee against every Person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor and its affiliates, but not otherwise; subject, however, to the Permitted Encumbrances (as such term is defined in the Purchase Agreement described below) and the other matters set forth herein. In no event shall the foregoing warranty extend to or be enforceable by any party other than Assignee, specifically excluding Assignee’s successors and assigns in all or part of the Assets.

Section 2.02 Disclaimer. The express representations and warranties of Assignor contained in this Assignment are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF ASSIGNOR IN THE AGREEMENT AND THE SPECIAL WARRANTY IN THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN

OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR, AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF ASSIGNOR IN THE AGREEMENT AND THE SPECIAL WARRANTY IN THIS ASSIGNMENT, ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY WAIVES, AS TO PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF ASSIGNEE AND ASSIGNOR THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO ASSIGNEE, AND ASSIGNEE SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND ASSIGNEE REPRESENTS TO ASSIGNOR THAT ASSIGNEE WILL MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO SUCH PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES AS ASSIGNEE DEEMS APPROPRIATE. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

ARTICLE III

Miscellaneous

Section 3.01 Construction. The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Assignment and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Assignment shall not be construed more strictly against one Party than another on the grounds of authorship.

Section 3.02 No Third Party Beneficiaries. Nothing in this Assignment shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties hereto that this Assignment shall otherwise not be construed as a Third Party beneficiary contract.

Section 3.03 Assignment. Neither Party may assign or delegate any of its rights or duties hereunder without the prior written consent of the other Party and any assignment made without such consent shall be void. Except as otherwise provided herein, this Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.

Section 3.04 Governing Law. This Assignment, other documents delivered pursuant hereto and the legal relations between the Parties shall be governed and construed in accordance with the Laws of the State of Wyoming, without giving effect to principles of conflicts of Laws that would result in the application of the Laws of another jurisdiction. The Parties agree to venue in Park County, Wyoming.

Section 3.05 Counterpart Execution. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each Party that executes the same whether or not all of such Parties execute the same counterpart. If counterparts of this Assignment are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Assignment, but each counterpart shall be considered an original.

Section 3.06 Recording. To facilitate the recording or filing of this Assignment, the counterpart to be recorded in a given county may contain only that portion of the exhibits that describes Assets located in that county. In addition to filing this Assignment, the parties hereto shall execute and file with the appropriate authorities, whether federal, state or local, all forms or instruments required by applicable law to effectuate the conveyance contemplated hereby. Said instruments shall be deemed to contain all of the exceptions, reservations, rights, titles and privileges set forth herein as fully as though the same were set forth in each such instrument. The interests conveyed by such separate assignments are the same, and not in addition to the Assets conveyed herein.

Section 3.07 Purchase Agreement. This Assignment is subject to all of the terms and conditions of the Agreement.

Signature Page Follows

IN WITNESS WHEREOF, this Assignment is executed by the parties on the date of their respective acknowledgments below, but shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

LEGACY ENERGY, INC.

By:
Name:
Title:

ASSIGNEE:

BREITBURN OPERATING L.P.

By:
Name:	Randall H. Breitenbach
Title:	President

ACKNOWLEDGMENT

STATE OF	§

§

COUNTY OF	§

The foregoing instrument was acknowledged before me by                     as                     of Legacy Energy, Inc., a Delaware corporation, on behalf of said corporation.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this                     day of                     , 2012.

NOTARIAL SEAL:

Notary Public

My commission expires:

STATE OF	§

§

COUNTY OF	§

The foregoing instrument was acknowledged before me by Randall H. Breitenbach as President of BreitBurn Operating L.P., a Delaware limited partnership, on behalf of said limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this             day of             , 2012.

NOTARIAL SEAL:

Notary Public

My commission expires:

Acknowledgement Page to Assignment

EXHIBIT A

ATTACHED TO AND MADE PART OF

ASSIGNMENT AND BILL OF SALE

THE LEASES

FERGUSON RANCH FIELD

PARK COUNTY, WY

FERGUSON RANCH UNIT

LEASE NO.:	WY029-0004
LESSOR:	State of Wyoming #0-19128-A
LESSEE:	Bruce Anderson
DATE:	May 16, 1955
RECORDED:	Book 346, Page 291
DESCRIPTION:	T50N-R102W, 6th P. M.
Section 23: Lots 2, 3; SW/4 SW/4
Section 26: NW/4 NW/4

LEASE NO.:	WY029-0001-01
LESSOR:	Hunt Oil Company
LESSEE:	Terra Resources, Inc.
DATE:	August 19, 1971
RECORDED:	Book 357, Page 351
DESCRIPTION:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS THE FOLLOWING DESCRIBED LANDS:
T50N-R102W,6th P. M.
Section 14: Lot 7, surface to 3947’
Section 23: NW/4 NW/4, surface to 3893’

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to production from the Ferguson Ranch Unit for so long as said Unit Agreement remains in effect.

LEASE NO.:	WY029-0002
LESSOR:	Hunt Oil Company
LESSEE:	Terra Resources, Inc.
DATE:	August 1, 1979
RECORDED:	Book 43, Page 794
DESCRIPTION:	INSOFAR AND ONLY INSOFAR AS THE LEASE COVERS THE FOLLOWING DESCRIBED LANDS:
T50N-R102W, 6th P. M.
Section 23: 5.165 acres out of Lot 51B, being more particularly described as those lands in Lot 51B subject to that certain Pooling

Exhibit A (4/9/12)	Page 1 of 8

G-86

Agreement and Designation of Ferguson Ranch #8 Unit, by and between the Commissioner of Public Lands of the State of Wyoming and Terra Resources, Inc., et al dated July 1, 1979 and recorded in the records of the Park County Clerk in Book 45, Page 508.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to production from the Ferguson Ranch Unit for so long as said Unit Agreement remains in effect.

LEASE NO.:	WY029-0001-02
LESSOR:	Hunt Oil Company
LESSEE:	Faulconer Resources 1999 Limited Partnership
DATE:	May 18, 2001
RECORDED:	DOC #2001 3560
DESCRIPTION:	T50N-R102W, 6th P. M.
Section 14: 53.51 acres, being all of Lot 7, identified as part of Tract No. 3 of the unitized area formed pursuant to that certain Unit Agreement for the Ferguson Ranch Unit dated as of September 28, 1995 and recorded in Park County as Document 1996 3404, as to all rights below the subsurface depth of 3947 feet.
Section 23: 40.00 acres, being the NW/4 NW/4 (part of Lot 55), identified as part of Tract No. 3 of the unitized area formed pursuant to that certain Unit Agreement for the Ferguson Ranch Unit dated as of September 28, 1995 and recorded in Park County as Document 1996 3404, as to all rights below the subsurface depth of 3893 feet.

Containing 93.51 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to the hydrocarbons produced from any wells located in the Ferguson Ranch Unit, unless and to the extent any such wells are used to produce hydrocarbons from new completions below the base of the deepest unitized formation in the Ferguson Ranch Unit.

LEASE NO.:	WY029-0003
LESSOR:	Hunt Oil Company
LESSEE:	Faulconer Resources 1999 Limited Partnership
DATE:	December 21, 2000, effective June 1, 2000
RECORDED:	DOC #2000 3961
DESCRIPTION:	T50N-R102W, 6th P. M. (as amended)
Section 23: 26.924 acres being all of Lot 1 and part of Lots (Tracts) 51A and 51B, identified as Tract No. 5 of the unitized area formed pursuant to that certain Unit Agreement for Ferguson Ranch Unit dated as of September 28, 1995 and recorded in the Park County Clerk records of June 10, 1996 as document 1996 3404 (the “Ferguson Ranch Unit”).

Exhibit A (4/9/12)	Page 2 of 8

G-87

Section 23: 13.995 acres being that part of Lot 4 identified as Tract 6 of the Ferguson Ranch Unit.
Section 26: SW/4 NW/4, being Tract 4 of the Ferguson Ranch Unit.
Section 26: 28.345 acres, being part of the E/2 NW/4 identified as Tract No. 7 of the Ferguson Ranch Unit.

Containing 109.264 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all royalty proceeds accruing to the subject lease attributable to the hydrocarbons produced from any wells located in the Ferguson Ranch Unit, unless and to the extent any such wells are used to produce hydrocarbons from new completions below the base of the deepest unitized formation in the Ferguson Ranch Unit.

AMENDMENT TO OIL AND GAS LEASE

LEASE NO.:	WY029-0003
LESSOR:	Hunt Oil Company
LESSEE:	Faulconer Resources 1999 Limited Partnership
DATE:	December 21, 2000, effective June 1, 2000
RECORDED:	Doc. #2000 7719

PIPELINE EASEMENT

LEASE NO.:	Not available
LESSOR:	Hunt Oil Company
LESSEE:	Amax Petroleum Corporation
DATE:	March 16, 1967
RECORDED:	On December 18, 2009 as Doc. #2009-9894
DESCRIPTION:	T50N-R102W, 6th P. M.
Section 2: W/2
T51N-R102W, 6th P. M.
Section 26: W/2
Section 35: W/2
(Pipeline Easement for flowline from Ferguson Ranch Unit)

SHEEP POINT FIELD
PARK COUNTY, WY

LEASE NO.:	WY029-0020
LESSOR:	State of Wyoming #66-17899
LESSEE:	W. D. Tolan
DATE:	December 2, 1966
RECORDED:	Book 381, Page 184
DESCRIPTION:	T47N-R102W, 6th P. M.

Exhibit A (4/9/12)	Page 3 of 8

G-88

Section 16: W/2; NE/4; S/2 SE/4; NE/4 SE/4

LEASE NO.:	WY029-0021
LESSOR:	State of Wyoming #66-17899A
LESSEE:	W. D. Tolan
DATE:	December 2, 1966
RECORDED:	Book 381, Page 184
DESCRIPTION:	T47N-R102W, 6th P. M.
Section 16: NW/4 SE/4

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

WILLOW DRAW FIELD PARK COUNTY, WY

LEASE NO.:	WY10-00242
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T48N R104W
Section 36: Part of Tract 50 (formerly NENE Sec. 36)
Resurvey Township: 48 North
Range: 104 West of the 6th P.M.

Containing 40 acres, more or less.

LEASE NO.:	WY10-00239
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T48N R103W
Section 30: NE/4

Containing 160 acres, more or less.

LEASE NO.:	WY10-00240
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T48N R103W
Section 31: N/2NE/4, SE/4NE/4, NE/4NW/4, Lot 1, E/2 SE/4

Containing 273.85 acres, more or less.

Exhibit A (4/9/12)	Page 4 of 8

G-89

LEASE NO.:	WY10-00241
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T48N R103W
Section 32: W/2 NW/4, NW/4 SW/4

Containing 120 acres, more or less.

LEASE NO.:	WY029-0022
LESSOR:	State of Wyoming #64-5619B
LESSEE:	Etta Mandel
DATE:	May 2, 1964
RECORDED:	Book 373, Page 370
DESCRIPTION:	T48N-R104W, 6th P. M.
Section 25: Resurvey Tract 49, Part Resurvey Tract 48, (Orig. E/2 of Section 25)

LEASE NO.:	WY029-0024
LESSOR:	State of Wyoming #68-15697
LESSEE:	Lucille L. Calvin
DATE:	February 2, 1968
RECORDED:	Book 374, Page 145
DESCRIPTION:	T48N-R103W, 6th P. M.
Section 19: SW/4 NE/4; SE/4

LESE NO.:	WY029-0023
LESSOR:	State of Wyoming #70-1284
LESSEE:	Raymond N. Joeckel
DATE:	January 2, 1970
RECORDED:	Book 368, Page 99
DESCRIPTION:	T48N-R103W, 6th P. M.
Section 19: Lot 4; SE/4 SW/4
Section 30: SE/4; E/2 W/2; Lots 1, 2, 3, 4
HUNT FIELD PARK COUNTY, WY

HUNT STATE 11-1

LEASE NO.:	WY029-0007
lessor:	State of Wyoming #62-10518
LESSEE:	E. Earl Wennergren
DATE:	May 2, 1962
RECORDED:	Book 306, Page 181
DESCRIPTION:	T50N-R102W, 6th P. M.

Exhibit A (4/9/12)	Page 5 of 8

G-90

Section 11: SE/4 NW/4

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

HUNT FEE # 2-1 AND HUNT FEE #2-11

DESCRIPTION:	T50N-R102W, 6th P. M.
Section 2: SW/4 SW/4
Section 11: Lot 2 and the West 12.16 acres of NE/4 NW/4

INCLUDING:	Working interest and rights in production attributable to those interests under that certain Operating Agreement dated October 5, 1965 between Amax Petroleum Corporation and Hunt Oil Company.

LESSOR:	Hunt Oil Company
LESSEE:	Amax Petroleum
DATE:	October 5, 1965
RECORDED:	See Below
DESCRIPTION:	T50N-R102W, 6th P. M.:
Section 2: SW/4 SW/4
Section 11: Lot 2 and West 12.16 acres of NE/4 NW/4
(Lease is derived from the Exhibit “B” attached to that certain Operating Agreement dated October 5, 1965, between Hunt Oil Company and Amax Petroleum Corporation, recorded in Book 148, Page 317 of the records of the County Clerk and Recorder, Park County, Wyoming.)

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

LEASE NO.:	WY10-00238
LESSOR:	State of Wyoming
LESSEE:	Legacy Energy, Inc.
DATE:	June 2, 2010
DESCRIPTION:	T50N R102W
Section 2: NW/4 SW/4
Section 3: SE/4 NE/4, Lots 2, 3 and 6

Containing 187.71 acres, more or less.

LEASE NO.:	WYW179184
LESSOR:	Bureau of Land Management
LESSEE:	Legacy Energy, Inc.

Exhibit A (4/9/12)	Page 6 of 8

G-91

DATE:	Effective May 1, 2011
DESCRIPTION:	T50N R102W
Section 3: E/2 SE/4 Sec: 3
Section 10: E/2 of Lot 1

Containing 80.12 acres, more or less.

LEASE NO.:	WYW179183
LESSOR:	Bureau of Land Management
LESSEE:	Legacy Energy, Inc.
DATE:	Effective May 1, 2011
DESCRIPTION:	T50N R102W
Section 2: Lots 3 and 4 S/2 NW/4, E/2 SW/4, W/2 SE/4

Containing 318.68 acres, more or less.

LESS AND EXCEPT unto Seller, its successors and assigns, all right, title and interest in and to any existing royalty and/or overriding royalty interests owned or held by Seller (or affiliate of Seller) in or to the leases and lands.

MISCELLANEOUS RIGHTS

LEASE NO.:	WY029-0006
LESSOR:	USA #CHEY-068322
LESSEE:	Hettie Lee St. John
DATE:	April 1, 1945
RECORDED:	None available
DESCRIPTION:	T54N-R102W, 6th P. M.
Section 5: SW/4 NW/4; W/2 SW/4
Section 6: SE/4 NE/4; NE/4 SE/4
Section 7: E/2 NE/4
Section 8: NW/4 NW/4

LEASE NO.:	WY029-0005
LESSOR:	USA #CHEY-066525
LESSEE:	E W Krampert
DATE:	September 1, 1942
RECORDED:	Book 113, Page 209
DESCRIPTION:	T51N-R100W, 6th P. M.
Section 7: SE/4 SE/4

LEASE NO.:	WY029-0008
LESSOR:	USA #W-0211
LESSEE:	Fred M. Manning, et al
DATE:	April 1, 1950
RECORDED:	None available

Exhibit A (4/9/12)	Page 7 of 8

G-92

DESCRIPTION:	T54N-R102W, 6th P. M.
Section 5: SE/4 NW/4; E/2 SW/4; NW/4 SE/4
Section 8: S/2 NE4; E/2 NW/4
Section 9: Lots 5 & 6; N/2 SW/4; SW/4 SE/4
Section 16: Lots 1, 2, 3 & 4; W/2 E/2; E/2 SE/4
Section 17: Lots 1, 2, 3 & 4

END OF EXHIBIT A

Exhibit A (4/9/12)	Page 8 of 8

G-93

EXHIBIT B

ATTACHED TO AND MADE PART OF

ASSIGNMENT AND BILL OF SALE

THE WELLS

WELL NAME	API NUMBER	FIELD	PROPERTY DESCRIPTION	WORKING INTEREST	NET REVENUE INTEREST
Ferguson Ranch State #1	4902905326	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #2	4902905329	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #3	4902905331	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #4	4902920292	Ferguson Ranch	Section 26, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #5	4902920693	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #6	4902920690	Ferguson Ranch	Section 26, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #7	4902920880	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #8 (INJ)	4902920881	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #9	4902921349	Ferguson Ranch	Section 26, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #10 (INJ)	4902921727	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #11	4902931262	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #12	4902931276	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #13	4902931263	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #14	4902921377	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #15	4902931278	Ferguson Ranch	Section 26, T50N-R102W	1.00000000	0.77144240
Ferguson Ranch State #16	4902931279	Ferguson Ranch	Section 26, T50N-R102W	1.00000000	0.77144240
Hunt 14-1	4902920296	Ferguson Ranch	Section 14, T50N-R102W	1.00000000	0.77144240
Hunt 23-1	4902920282	Ferguson Ranch	Section 23, T50N-R102W	1.00000000	0.77144240
Hunt Fee #2-11	4902921161	Hunt	Section 11, T50N-R102W	0.93333340	0.81653340
Hunt Fee #2-1	4902906847	Hunt	Section 02, T50N-R102W	0.86666670	0.75806660
Hunt State #11-1	4902920312	Hunt	Section 11, T50N-R102W	0.73333330	0.63380000
Hunt 2-3	4902931290	Hunt	Section 02, T50N-R102W	0.86666670	0.75807000
Hunt 11-3	4902931292	Hunt	Section 11, T50N-R102W	0.93333340	0.81653340
Hunt 11-5	4902931312	Hunt	Section 11, T50N-R102W	0.86666670	0.74913320
State #16-1	4902920175	Sheep Point	Section 16, T47N-R102W	0.54984830	0.44437133

Exhibit B	Page 1 of 4

G-94

WELL NAME	API NUMBER	FIELD	PROPERTY DESCRIPTION	WORKING INTEREST	NET REVENUE INTEREST
State #16-2 BPO	4902905075	Sheep Point	Section 16, T47N-R102W	1.00000000	0.79433594
State #16-2 APO		Sheep Point	Section 16, T47N-R102W	0.90703990	0.72013127
State #16-3	4902920191	Sheep Point	Section 16, T47N-R102W	0.54984830	0.44437131
State 16-7	4902931301	Sheep Point	Section 16, T47N-R102W	0.63465960	0.51291334
State 16-8	4902931302	Sheep Point	Section 16, T47N-R102W	1.00000000	0.79433000
State 16-9	4902931303	Sheep Point	Section 16, T47N-R102W	1.00000000	0.79433000
State 64-5619 25 #3	4902920415	Willow Draw	Section 25, T48N-R104W	1.00000000	0.84000000
State 68-15697 19 #1	4902920430	Willow Draw	Section 19, T48N-R103W	1.00000000	0.80500000
State 70-1284 30 #1	4902920335	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #2	4902920354	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #3	4902920361	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #4	4902920359	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #5	4902920368	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #6	4902920369	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #7	4902920373	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #8	4902920393	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #9	4902920398	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #10	4902920411	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #11 SWD	4902920416	Willow Draw	Section 30, T48N-R103W	1.00000000	1.00000000
State 70-1284 30 #12	4902920426	Willow Draw	Section 19, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #13	4902920432	Willow Draw	Section 19, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #15	4902920506	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 70-1284 30 #16	4902921287	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 30-17	4902931288	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 30-18	4902931287	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 30-19	4902931289	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 30-20	4902931296	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
State 30-22	4902931295	Willow Draw	Section 30, T48N-R103W	1.00000000	0.82500000
Fourbear Pipeline				0.08688900	n/a

Exhibit B	Page 2 of 4

G-95

PUD DRILLING LOCATIONS

Location Name	Field	Working Interest	Net Revenue Interest
Ferguson Ranch Infill #01	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #02	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #03	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #04	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #05	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #06	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #07	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #08	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #09	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #10	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #11	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #12	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #13	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #14	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #15	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #16	Ferguson Ranch	1.00000000	0.77144240
Ferguson Ranch Infill #17	Ferguson Ranch	1.00000000	0.77144240
Hunt Infill #01	Hunt	0.73333000	0.63380000
Hunt Infill #02	Hunt	0.73333000	0.63380000
Hunt Infill #03	Hunt	0.73333000	0.63380000
Hunt Infill #04	Hunt	0.73333000	0.63380000
Hunt Infill #05	Hunt	0.86667000	0.75807000
Hunt Infill #06	Hunt	0.86667000	0.75807000
Hunt Infill #07	Hunt	1.00000000	0.87500000
Hunt Infill #08	Hunt	1.00000000	0.87500000
Hunt Infill #09	Hunt	1.00000000	0.87500000
Sheep Point Infill #01	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #02	Sheep Point	0.84495000	0.68361000
Sheep Point Infill #03	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #04	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #05	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #06	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #07	Sheep Point	0.90704000	0.72049000
Sheep Point Infill #08	Sheep Point	0.54985000	0.44485000
Sheep Point Infill #09	Sheep Point	0.84495000	0.68361000
Willow Draw Infill #01	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #02	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #03	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #04	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #05	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #06	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #07	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #08	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #09	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #10	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #11	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #12	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #13	Willow Draw	1.00000000	0.82500000

Exhibit B	Page 3 of 4

G-96

Location Name	Field	Working Interest	Net Revenue Interest
Willow Draw Infill #14	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #15	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #16	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #17	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #18	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #19	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #20	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #21	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #22	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #23	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #24	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #25	Willow Draw	1.00000000	0.83333000
Willow Draw Infill #26	Willow Draw	1.00000000	0.82500000
Willow Draw Infill #28	Willow Draw	1.00000000	0.82500000

END OF EXHIBIT B

Exhibit B	Page 4 of 4

G-97

EXHIBIT C

ATTACHED TO AND MADE PART

OF ASSIGNMENT AND BILL OF SALE

CONTRACTS – WYOMING

GENERAL

1.	Road Use Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

2.	Flowage Easement Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

3.	Surface Use and Damage Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

4.	Crude Oil Purchase Contract – Outright oil purchase contract dated October 15, 2010 by and between Legacy Energy, Inc., as Seller and Marathon Oil Company, as Purchaser.

5.	Engineering Services Agreement between Rocky Mountain Power and Legacy Energy, Inc. dated June 13, 2011 and First Amendment thereto dated January 19, 2012.

FERGUSON RANCH FIELD

PARK COUNTY, WY

FERGUSON RANCH UNIT SUBJECT TO:

1.	Unit Agreement for Ferguson Ranch Unit Area dated effective December 1, 1995, recorded at DOC #1996 3404, Park County, Wyoming, as approved by that certain Unit Operator Certificate of Effectiveness for Ferguson Ranch Unit Area recorded at DOC #1996 5018, Park County, Wyoming, and all amendments thereto

Schedule 1.02 (e) (4/9/12)	Page 1 of 3

G-98

2.	Electric Service Contract #330560869 for Ferguson Ranch Tank Battery dated October 8, 2007, by and between Rocky Mountain Power, a division of PacifiCorp, the Company, and Vernon E. Faulconer, Inc., the Customer

3.	State of Wyoming Water Discharge Permit WY-0001490

4.	State of Wyoming Storm Water Discharge Permit WYR-000103

SHEEP POINT FIELD

PARK COUNTY, WY

SUBJECT TO:

1.	Joint Operating Agreement, including all amendments thereto, dated April 23, 1971, by and between J-W Operating Company, as Operator, and Bel Oil Corporation, et al, as Non-Operators

2.	Unrecorded Annual Road Maintenance Plan Greybull River Road – by and between Nance Petroleum Corporation, a wholly owned subsidiary of St. Mary Land and Exploration, and Vernon E. Faulconer, Inc., et al

3.	State of Wyoming Water Discharge Permit WY-0020265

WILLOW DRAW FIELD

PARK COUNTY, WY

WILLOW DRAW FIELD SUBJECT TO:

1.	Master Electric Service and Facilities Improvements Agreement dated May 18, 2007, by and between PacifiCorp, an Oregon corporation doing business in Wyoming as Rocky Mountain Power, “Rocky Mountain Power”, and Vernon E. Faulconer, Inc., the Customer

2.	Annual Road Maintenance Plan Greybull River Road – by and between Nance Petroleum Corporation, a wholly owned subsidiary of St. Mary Land and Exploration, and Vernon E. Faulconer, Inc., et al

3.	State of Wyoming Water Discharge Permit WY-0227731

FOURBEAR PIPELINE SYSTEM SUBJECT TO:

1.	Fourbear Pipeline Construction and Operating Agreement dated June 15, 1959, including any amendments thereto, by and between Honolulu Oil Corporation, Hunt Oil Company, Husky Oil Company, Sinclair Oil & Gas Company, Texaco Fourbear Inc., and Mule Creek Oil Company

Schedule 1.02 (e) (4/9/12)	Page 2 of 3

G-99

HUNT FIELD

PARK COUNTY, WY

HUNT FIELD SUBJECT TO:

1.	State of Wyoming Water Discharge Permit WY-0001520

HUNT STATE 11-1 SUBJECT TO:

1.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 145 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

2.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 96 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

HUNT FEE # 2-1 AND HUNT FEE #2-11 SUBJECT TO:

1.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 145 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

2.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 96 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

3.	Joint Operating Agreement dated October 5, 1965 between Amax Petroleum Corporation, Operator, and Hunt Oil Company, recorded in Book 148, Page 316 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended

INCLUDING, WITHOUT LIMITATION, ANY AGREEMENTS NOT LISTED IN THIS EXHIBIT C PERTAINING TO THE LEASES, LANDS, AND WELLS.

END OF SCHEDULE 1.02 (e)

Schedule 1.02 (e) (4/9/12)	Page 3 of 3

G-100

EXHIBIT E-1

LEGACY ENERGY, INC.

CERTIFICATE OF OFFICER

I, the undersigned officer of Legacy Energy, Inc., a Delaware corporation (the “Company”) do hereby certify pursuant to Section 10.04(c) of that certain Purchase and Sale Agreement dated April 24, 2012, effective as of April 1, 2012 (the “Agreement”) by and among the Company, NiMin Energy Corp. and BreitBurn Operating L.P. that:

1.	The representations and warranties of the Company therein contained are true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on the Closing Date (as such term is defined in the Agreement) as though made on and as of such date.

2.	The Company has performed, in all material respects, the obligations, covenants and agreements contained in the Agreement to be performed or complied with by it at or prior to the Closing (as such term is defined in the Agreement).

IN WITNESS WHEREOF, I hereunto set my hand as of                         , 2012.

LEGACY ENERGY, INC.

By:
Name:
Title:

Exhibit E-1	Page 1 of 1

G-101

EXHIBIT E-2

NIMIN ENERGY CORP.

CERTIFICATE OF OFFICER

I, the undersigned officer of NiMin Energy Corp, an Alberta corporation (the “Company”) do hereby certify pursuant to Section 10.06(a) of that certain Purchase and Sale Agreement dated April 24, 2012, effective as of April 1, 2012 (the “Agreement”) by and among the Company, Legacy Energy, Inc. and BreitBurn Operating L.P. that:

1.	The representations and warranties of the Company therein contained are true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on the Closing Date (as such term is defined in the Agreement) as though made on and as of such date.

2.	The Company has performed, in all material respects, the obligations, covenants and agreements contained in the Agreement to be performed or complied with by it at or prior to the Closing (as such term is defined in the Agreement).

IN WITNESS WHEREOF, I hereunto set my hand as of                     , 2012.

NIMIN ENERGY CORP.

By:
Name:
Title:

Exhibit E-2	Page 1 of 1

G-102

EXHIBIT F

BREITBURN OPERATING L.P

CERTIFICATE OF OFFICER

I, the undersigned officer of BreitBurn Operating L.P., a Delaware limited partnership (the “Company”) do hereby certify pursuant to Section 10.05(b) of that certain Purchase and Sale Agreement dated April 24, 2012, effective as of April 1, 2012 (the “Agreement”) by and among the Company, Legacy Energy, Inc. and NiMin Energy Corp. that:

1.	The representations and warranties of the Company therein contained are true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on the Closing Date (as such term is defined in the Agreement) as though made on and as of such date.

2.	The Company has performed, in all material respects, the obligations, covenants and agreements contained in the Agreement to be performed or complied with by it at or prior to the Closing (as such term is defined in the Agreement).

IN WITNESS WHEREOF, I hereunto set my hand as of                     , 2012.

BreitBurn Operating L.P

By:
Name:	Randall H. Breitenbach
Title:	President

Exhibit F	Page 1 of 1

G-103

EXHIBIT G

FORM OF SUPPORT AGREEMENT

April 24, 2012

TO THE UNDERSIGNED SHAREHOLDER OF NIMIN ENERGY CORP.

Dear Sir/Madam:

Re: NiMin Energy Corp.—Sale of Assets to BreitBurn Operating L.P.

Reference is made to the Purchase and Sale Agreement dated as of the date hereof between NiMin Energy Corp. (“Parent”), Legacy Energy, Inc. (“Seller”) and BreitBurn Operating L.P. (“Buyer”) (the “Purchase Agreement”) concerning the proposed purchase by Buyer from Seller, a wholly-owned subsidiary of Parent, of substantially all of Parent’s assets for a cash purchase price of US$100,550,000, subject to adjustment in accordance with the Purchase Agreement (the “Sale Transaction”).

Completion of the Sale Transaction is subject to, among other conditions, approval thereof by special resolution (the “Approval Resolution”) of the holders of common shares of Parent (“Shareholders”) at a special meeting to be called and held for such purpose (the “Special Meeting”).

We understand that, as of the date hereof, you (the “Securityholder”) beneficially own, directly or indirectly, or exercise control or direction over, the number of common shares of Parent (“Shares”) and the number and class of securities that are convertible into Shares as set forth in your acceptance below.

The purpose of this agreement (“Support Agreement”) is to confirm your personal commitment, as a Shareholder, to vote or cause to be voted at the Special Meeting all Shares beneficially owned by you, directly or indirectly, or over which you exercise control or direction, including any Shares acquired by you or over which you obtain control or direction after the date hereof (collectively, “Subject Securities”), in favour of the Approval Resolution and to otherwise support the Sale Transaction in accordance with the terms and conditions hereof.

In consideration and as an inducement for Buyer to enter into the Purchase Agreement with Parent and Seller and agree to the Sale Transaction on and subject to the terms and conditions thereof, and for other good and valuable consideration, the undersigned Securityholder hereby agrees with Buyer as follows.

1. Covenants of Securityholder

The Securityholder hereby irrevocably covenants and agrees, and acknowledges that Buyer is relying upon such covenants in connection with entering into the Purchase Agreement, that, until termination of this Support Agreement in accordance with section 3 below, the Securityholder shall:

(a)	vote or cause to be voted all Subject Securities beneficially owned by the Securityholder, directly or indirectly, or over which the Securityholder exercises control or direction:

(i)	in favour of the Approval Resolution and any ancillary resolutions approving the Sale Transaction (if any) to be considered by the Shareholders at the Special Meeting; and

Exhibit G	Page 1 of 6

G-104

(ii)	against or otherwise in opposition to any resolution to be considered by the Shareholders or any other proposed action by any person or group of persons in respect of any matter involving Parent or Seller that, if approved, initiated or completed or for any other reason could impede, prevent, hinder, delay or challenge the Sale Transaction or reduce the likelihood of the Approval Resolution being approved by the Shareholders;

and in connection with the foregoing, shall deliver a duly executed and irrevocable (except upon termination of this Support Agreement in accordance with its terms) proxy in respect of any such matter not less than five (5) days prior to the date of the Special Meeting or other meeting or event at which Shares will be voted;

(b)	not exercise any rights available to the Securityholder, whether arising under statute, at common law or otherwise, to impede, prevent, hinder, delay or challenge the Sale Transaction;

(c)	not exercise any dissent rights or any similar rights to which the Securityholder may be entitled in respect of the Sale Transaction or the Approval Resolution; and

(d)	not sell or otherwise transfer or dispose of any Subject Securities or transfer any voting rights attached thereto, other than a grant of proxy instructing the proxy holder to vote Shares as provided in paragraph l(a) above;

(e)	not solicit, assist, initiate, facilitate or encourage, or take any action to solicit, assist, initiate, facilitate or encourage (including by way of furnishing information) any Acquisition Proposal (as that term is defined in the Purchase Agreement) or the initiation of any communications regarding an Acquisition Proposal, enter into or participate in any discussions or negotiations with any person regarding an Acquisition Proposal, furnish or provide access to any information concerning Parent, Seller or the assets proposed to be purchased under the Sale Transaction to any person in connection with, or that could reasonably be expected to lead to, an Acquisition Proposal or the initiation of communications regarding an Acquisition Proposal, or otherwise cooperate in any way with any effort or attempt to make an Acquisition Proposal; and

(f)	not take or cause to be taken any action that would impede, prevent, hinder, delay or challenge the Sale Transaction or otherwise reduce the likelihood of its successful completion.

Buyer acknowledges that the Securityholder’s covenants under paragraph l(e) and paragraph l(f) above relate to the Securityholder acting in its capacity as a holder of Shares and not as a director or senior officer of Parent or Seller and shall not prevent or restrict the Securityholder from exercising (in his capacity as a director or senior officer) his fiduciary duty to Parent under applicable law and in accordance with the Purchase Agreement.

2. Representations and Warranties of Securityholder

The Securityholder hereby represents and warrants to Buyer, and acknowledges that Buyer is relying upon such representations and warranties in connection with entering into the Purchase Agreement, that at the date hereof:

(a)	as of the date hereof, the Securityholder beneficially owns, directly or indirectly, or exercises control or direction over the number of Shares, and the number and class of

Exhibit G	Page 2 of 6

G-105

securities that are convertible into Shares, set forth under the Securityholder’s signature below;

(b)	the Securityholder has good and sufficient power, authority and right to enter into this Support Agreement, to perform its obligations hereunder and to complete the transactions contemplated hereby;

(c)	this Support Agreement has been duly executed and delivered by the Securityholder and constitutes a valid and binding obligation of the Securityholder enforceable against it in accordance with its terms;

(d)	neither the entering into of this Support Agreement nor the performance by the Securityholder of its obligations hereunder or completion of the transactions contemplated hereby will violate or constitute a breach of or default under any agreement, commitment, arrangement, understanding or restriction of any kind to which the Securityholder is a party or by which the Securityholder or any of its assets (including the Subject Securities) are bound;

(e)	no person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto (other than this Support Agreement);

(f)	none of the Subject Securities are, or will at the time of the Special Meeting be, subject to any voting trust or voting agreement (other than this Support Agreement), and there will not be any proxy in existence with respect to any of the Shares of the Securityholder except for any proxy given by the Securityholder for the purpose of fulfilling the Securityholder’s obligations hereunder; and

(g)	there are and, at all times up to and including the date of the Special Meeting, will be no restrictions on the Subject Securities that would prevent the Securityholder from voting or causing to be voted in favour of the Approval Resolution any of the Subject Securities entitled to vote at the Special Meeting.

3. Termination

This Support Agreement and the parties’ rights and obligations hereunder shall terminate and become void and of no further force or effect, without any further action by the Securityholder or Buyer, on the earliest of (i) the date on which the Sale Transaction is completed, (ii) the date on which the Purchase Agreement is terminated in accordance with its terms, and (iii) the date, if any, on which the Approval Resolution is put to a vote of Shareholders and is not approved.

4. Assignment

No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party; provided, however, that Buyer may assign any of its rights or obligations hereunder to a direct or indirect wholly-owned subsidiary of Buyer without the Securityholder’s consent. Subject to the foregoing, this Support Agreement shall be binding upon and shall enure to the benefit of and be enforceable by the Securityholder, Buyer and their respective heirs, executors, administrators, personal representatives, successors at law and permitted assigns, as applicable.

Exhibit G	Page 3 of 6

G-106

5. Amendments

This Support Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or supplemented only by written agreement signed by the parties. All references herein to the Purchase Agreement shall be to the Purchase Agreement as amended or amended and restated from time to time, provided that any such amendment does not materially change the nature of the Sale Transaction or materially reduce the purchase consideration payable to Seller thereunder.

6. Expenses

Each party hereto shall pay and be responsible for its own expenses incurred in connection with this Support Agreement and the matters contemplated hereby.

7. Disclosure

Prior to the first public disclosure of the existence and terms of this Support Agreement, neither party hereto shall disclose the existence or terms hereof to any third person other than Parent, Seller or the respective directors, officers and professional advisors of Parent, Seller, Buyer or the Securityholder, without the prior written consent of the other party, except as required by law. The existence and terms of this Support Agreement may be disclosed in any news release announcing the Sale Transaction and in the disclosure materials to be prepared by Parent in respect of the Special Meeting.

8. Governing Law

This Support Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of Alberta and the federal laws of Canada applicable therein, and the parties irrevocably attorn to the jurisdiction of the courts of Alberta with respect to any claims arising hereunder.

9. Remedies

The Securityholder agrees that in the event of a breach or threatened breach by the Securityholder of this Support Agreement monetary damages may be an inadequate remedy, and without limiting any other remedies available to Buyer, whether at law, in equity or otherwise, Buyer shall be entitled to injunctive or similar relief to restrain the breach (actual or threatened) or any continuation thereof, and to require specific performance of the provisions hereof.

10. Time of the Essence

Time shall be of the essence of this agreement.

11. Further Assurances

The Securityholder shall from time to time and at all times hereafter at the request of Buyer, acting reasonably, but without further consideration, perform such further acts and sign and deliver such further documents and give such further assurances as may be reasonably required for the purpose of giving effect to this Support Agreement.

Exhibit G	Page 4 of 6

G-107

12. Counterpart Execution

This Support Agreement may be signed in counterparts that together shall be deemed to constitute one and the same instrument, and delivery of such counterparts may be affected by means of facsimile or other electronic transmission.

If you are in agreement with the foregoing, please indicate your acceptance thereof by signing and returning this letter to Buyer.

Yours truly,

BREITBURN OPERATING L.P.

By:
Name: Randall H. Breitenbach Office/Title: President

[remainder of page intentionally left blank—signatures follow]

Exhibit G	Page 5 of 6

G-108

ACCEPTANCE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Securityholder hereby irrevocably accepts and agrees to the foregoing terms and conditions of this Support Agreement with BreitBurn Operating L.P. as of the             day of             , 2012.

Witness Name (please print)	Securityholder Name (please print)

Signature of Witness	Signature of Securityholder

Number of Common Shares Owned, Controlled or Directed

Particulars of Convertible Securities Owned, Controlled or Directed

(number and class of securities)

Address of Securityholder (please print)

Address of Securityholder (continued)

Securityholder’s Facsimile Number	Securityholder’s Email Address

Exhibit G	Page 6 of 6

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SCHEDULE 1.02 (e)

CONTRACTS

GENERAL

1.	Road Use Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

2.	Flowage Easement Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

3.	Surface Use and Damage Agreement

Grantor: Hunt Oil Company dba Hoodoo Ranch

Grantee: Legacy Energy, Inc.

Date: March 28, 2011

4.	Crude Oil Purchase Contract – Outright oil purchase contract dated October 15, 2010 by and between Legacy Energy, Inc., as Seller and Marathon Oil Company, as Purchaser.

5.	Engineering Services Agreement between Rocky Mountain Power and Legacy Energy, Inc. dated June 13, 2011 and First Amendment thereto dated January 19, 2012.

FERGUSON RANCH FIELD

PARK COUNTY, WY

FERGUSON RANCH UNIT SUBJECT TO:

1.	Unit Agreement for Ferguson Ranch Unit Area dated effective December 1, 1995, recorded at DOC #1996 3404, Park County, Wyoming, as approved by that certain Unit Operator Certificate of Effectiveness for Ferguson Ranch Unit Area recorded at DOC #1996 5018, Park County, Wyoming, and all amendments thereto

2.	Electric Service Contract #330560869 for Ferguson Ranch Tank Battery dated October 8, 2007, by and between Rocky Mountain Power, a division of PacifiCorp, the Company, and Vernon E. Faulconer, Inc., the Customer

Schedule 1.02 (e)	Page 1 of 3

G-110

3.	State of Wyoming Water Discharge Permit WY-0001490

4.	State of Wyoming Storm Water Discharge Permit WYR-000103

SHEEP POINT FIELD

PARK COUNTY, WY

SUBJECT TO:

1.	Joint Operating Agreement, including all amendments thereto, dated April 23, 1971, by and between J-W Operating Company, as Operator, and Bel Oil Corporation, et al, as Non-Operators

2.	Unrecorded Annual Road Maintenance Plan Greybull River Road – by and between Nance Petroleum Corporation, a wholly owned subsidiary of St. Mary Land and Exploration, and Vernon E. Faulconer, Inc., et al

3.	State of Wyoming Water Discharge Permit WY-0020265

WILLOW DRAW FIELD

PARK COUNTY, WY

WILLOW DRAW FIELD SUBJECT TO:

1.	Master Electric Service and Facilities Improvements Agreement dated May 18, 2007, by and between PacifiCorp, an Oregon corporation doing business in Wyoming as Rocky Mountain Power, “Rocky Mountain Power”, and Vernon E. Faulconer, Inc., the Customer

2.	Annual Road Maintenance Plan Greybull River Road – by and between Nance Petroleum Corporation, a wholly owned subsidiary of St. Mary Land and Exploration, and Vernon E. Faulconer, Inc., et al

3.	State of Wyoming Water Discharge Permit WY-0227731

FOURBEAR PIPELINE SYSTEM SUBJECT TO:

1.	Fourbear Pipeline Construction and Operating Agreement dated June 15, 1959, including any amendments thereto, by and between Honolulu Oil Corporation, Hunt Oil Company, Husky Oil Company, Sinclair Oil & Gas Company, Texaco Fourbear Inc., and Mule Creek Oil Company

Schedule 1.02 (e)	Page 2 of 3

G-111

HUNT FIELD

PARK COUNTY, WY

HUNT FIELD SUBJECT TO:

1.	State of Wyoming Water Discharge Permit WY-0001520

HUNT STATE 11-1 SUBJECT TO:

1.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 145 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

2.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 96 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

HUNT FEE # 2-1 AND HUNT FEE #2-11 SUBJECT TO:

1.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 145 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

2.	Joint Operating Agreement dated July 1, 1987 between Goldmark Engineering, Inc., Operator, and Stephen Smith, et al, recorded in Book 199, Page 96 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended by Letter Agreements dated September 14, 1987 and September 15, 1987

3.	Joint Operating Agreement dated October 5, 1965 between Amax Petroleum Corporation, Operator, and Hunt Oil Company, recorded in Book 148, Page 316 of the records of the County Clerk and Recorder, Park County, Wyoming, as amended

OTHER CONTRACTS

None.

END OF SCHEDULE 1.02 (e)

Schedule 1.02 (e)	Page 3 of 3

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SCHEDULE 1.03

EXCLUDED ASSETS

CODY, WY FIELD OFFICE

Contents of office located at 504 Date Street, Cody, Wyoming

2010 Toyota Tundra (VIN 5TFUW5F17AX128452) including contents

2010 Toyota Tundra (VIN 5TFUW5F18AX124376) including contents

2010 Toyota Tundra (VIN 5TFUW5F15AX130443) including contents

2011 Toyota Tundra (VIN 5TFUY5F10BX182817) including contents

2011 Toyota Tundra (VIN 5TFUY5F11BX168067) including contents

FERGUSON RANCH FIELD

PARK COUNTY, WY

Contents of Ferguson Ranch Field Office

10-3/4” casing – (1) joint, (1) pup joint

8-5/8” casing – (6) joints, (3) pup joints

7” casing – (3) joints, (3) pup joints

5-1/2” casing – (9) joints, (1) pup joints

2-7/8”tubing – (68) joints

1” rods – (6)

6” SCH40 steel pipe – (11) joints

3” SCH 40 steel pipe – (4) joints

100 KVA Transformers – (6)

50 KVA FACT Transformer – (1)

37.5 KVA FACT Transformer – (3)

37.5 KVA Transformer – (3)

Lufkin 456 DC Air Balance Pumping Unit – (1)

Lufkin 640 DE Conventional Pumping Unit – (2)

WILLOW DRAW FIELD

PARK COUNTY, WY

Contents of Willow Draw Field Office

8 slot / 3 branch skid mounted header assembly – (2)

7” casing – (8) full joints

8-5/8” casing – (2) full joints

9-5/8” casing – (3) joints

3-1/2” tubing – (24) joints

2-7/8” tubing – (166) joints

2-3/8” tubing – (8) joints

1” rods – (160)

7/8” rods – (150)

2” Line Pipe – (5) joints

3” Line Pipe – (26) joints

Schedule 1.03	Page 1 of 2

G-113

4” Line Pipe – (3) joints

2 1/2” x 2” x 16’ RWBC plunger units – (6)

100 KVA Transformers – (4)

15 KVA Transformers – (6)

10 KVA Transformers – (9)

Skid Mounted 1” Centrifugal Pump & 15 HP Motor – (1)

Skid Mounted 3/4” Gear Pump & 3 HP Motor – (1)

60 HP Motors – (1)

40 HP Motors – (3)

30 HP Motors – (2)

20 HP Motors – (2)

Weatherford Switchboard – (2)

Weatherford PC Controller – (1)

Weatherford PC Drive Head – (1)

OTHER EXCLUDED ASSETS:

None.

END OF SCHEDULE 1.03

Schedule 1.03	Page 2 of 2

G-114

SCHEDULE 3.07

PREFERENTIAL PURCHASE RIGHTS

FERGUSON RANCH FIELD

PARK COUNTY, WY

There are no Preferential Rights.

SHEEP POINT FIELD

PARK COUNTY, WY

There are no Preferential Rights.

WILLOW DRAW FIELD

PARK COUNTY, WY

There are no Preferential Rights.

HUNT FIELD

PARK COUNTY, WY

There are no Preferential Rights.

OTHER VALUES

None.

END OF SCHEDULE 3.07

Schedule 3.07	Page 1 of 1

G-115

SCHEDULE 3.08

CONSENTS

FERGUSON RANCH FIELD

PARK COUNTY, WY

None.

SHEEP POINT FIELD

PARK COUNTY, WY

None.

WILLOW DRAW FIELD

PARK COUNTY, WY

Annual Road Maintenance Plan Greybull River Road – by and between Nance Petroleum Corporation, a wholly owned subsidiary of St. Mary Land and Exploration, and Vernon E. Faulconer, Inc., et al

HUNT FIELD

PARK COUNTY, WY

None.

OTHER CONSENTS

None.

END OF SCHEDULE 3.08

Schedule 3.08	Page 1 of 1

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SCHEDULE 5.06

EXISTING CLAIMS AND LITIGATION

FERGUSON RANCH FIELD

PARK COUNTY, WY

There are no Existing Claims and Litigation.

SHEEP POINT FIELD

PARK COUNTY, WY

There are no Existing Claims and Litigation.

WILLOW DRAW FIELD

PARK COUNTY, WY

There are no Existing Claims and Litigation.

HUNT FIELD

PARK COUNTY, WY

There are no Existing Claims and Litigation.

OTHER CLAIMS

None.

END OF SCHEDULE 5.06

Schedule 5.06	Page 1 of 1

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SCHEDULE 5.08

TAXES

FERGUSON RANCH FIELD

PARK COUNTY, WY

None of the Assets are subject to or owned by any tax partnership requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

SHEEP POINT FIELD

PARK COUNTY, WY

None of the Assets are subject to or owned by any tax partnership requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

WILLOW DRAW FIELD

PARK COUNTY, WY

None of the Assets are subject to or owned by any tax partnership requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

HUNT FIELD

PARK COUNTY, WY

None of the Assets are subject to or owned by any tax partnership requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

OTHER

None.

END OF SCHEDULE 5.08

Schedule 5.08	Page 1 of 1

G-118

SCHEDULE 5.11

IMBALANCES

FERGUSON RANCH FIELD

PARK COUNTY, WY

There are no imbalances.

SHEEP POINT FIELD

PARK COUNTY, WY

There are no imbalances.

WILLOW DRAW FIELD

PARK COUNTY, WY

There are no imbalances.

HUNT FIELD

PARK COUNTY, WY

There are no imbalances.

OTHER IMBALANCES

None.

END OF SCHEDULE 5.11

Schedule 5.11	Page 1 of 1

G-119

SCHEDULE 5.14

COMPLIANCE WITH LAWS

None.

END OF SCHEDULE 5.14

Schedule 5.14	Page 1 of 1

G-120

SCHEDULE 5.15

PERMITS

None.

END OF SCHEDULE 5.15

Schedule 5.15	Page 1 of 1

G-121

SCHEDULE 5.16

P&A WELLS

FERGUSON RANCH FIELD

PARK COUNTY, WY

None.

SHEEP POINT FIELD

PARK COUNTY, WY

None.

WILLOW DRAW FIELD

PARK COUNTY, WY

ST 68-15697 1 (Willow Draw 19-1), API No. 4902920430, SW/SW/SE Section 19, Township 48N, Range 103W

HUNT FIELD

PARK COUNTY, WY

None.

OTHER

None.

END OF SCHEDULE 5.16

Schedule 5.16	Page 1 of 1

G-122

SCHEDULE 5.17

PROPOSED OPERATIONS OR EXPENDITURES

GENERAL

PARK COUNTY, WY

Rocky Mountain Power—First Engineering, Materials and Procurement Agreement Amending Engineering Services Agreement dated June 13, 2011.

Budget – $250,000

Expenditure to Date – $100,000

Remaining Expenditure – $150,000

FERGUSON RANCH FIELD

PARK COUNTY, WY

None.

SHEEP POINT FIELD

PARK COUNTY, WY

None.

WILLOW DRAW FIELD

PARK COUNTY, WY

Authority for Expenditure 2100.4, Willow Draw Phase 3 Facility Expansion

Budget – $910,305

Expenditure to Date – $648,042

Remaining Expenditure – $248,953

HUNT FIELD

PARK COUNTY, WY

None.

OTHER

None.

END OF SCHEDULE 5.17

Schedule 5.17	Page 1 of 1

G-123

SCHEDULE 5.19

ENVIRONMENTAL

FERGUSON RANCH FIELD

PARK COUNTY, WY

There are no Environmental Notices.

SHEEP POINT FIELD

PARK COUNTY, WY

There are no Environmental Notices.

WILLOW DRAW FIELD

PARK COUNTY, WY

There are no Environmental Notices.

HUNT FIELD

PARK COUNTY, WY

There are no Environmental Notices.

OTHER

None.

END OF SCHEDULE 5.19

Schedule 5.19	Page 1 of 1

G-124

SCHEDULE 5.20

PAYOUT

FERGUSON RANCH FIELD

PARK COUNTY, WY

None.

SHEEP POINT FIELD

PARK COUNTY, WY

None.

WILLOW DRAW FIELD

PARK COUNTY, WY

None.

HUNT FIELD

PARK COUNTY, WY

None.

OTHER

None.

END OF SCHEDULE 5.20

Schedule 5.20	Page 1 of 1

G-125

SCHEDULE 5.21

SUSPENSE FUNDS

FERGUSON RANCH FIELD

PARK COUNTY, WY

None.

SHEEP POINT FIELD

PARK COUNTY, WY

John M & Bobbie N Tooke	Sheep Point 16-1	$2,855.67
John M & Bobbie N Tooke	Sheep Point 16-2	$4,693.44
John M & Bobbie N Tooke	Sheep Point 16-3	$1,426.38
John M & Bobbie N Tooke	Sheep Point 16-7	$2,385.04
John M & Bobbie N Tooke	Sheep Point 16-8	$5,826.48
John M & Bobbie N Tooke	Sheep Point 16-9	$1,241.35

Total	Sheep Point Field	$18,428.36

WILLOW DRAW FIELD

PARK COUNTY, WY

None.

HUNT FIELD

PARK COUNTY, WY

None.

OTHER

None.

END OF SCHEDULE 5.21

Schedule 5.21	Page 1 of 1

G-126

SCHEDULE 10.02 (b) (iii)

LIENS FOR TAXES AND ASSESSMENTS

PAYMENTS DUE STATE OF WYOMING

YEAR*	AMOUNT	DUE DATE
2010	$319,735.38	May 10, 2012
2011	$668,484.74 $668,484.74	November 10, 2012 May 10, 2013
2012	Approx. $390,000.00	November 10, 2013

*	Based on value of production in the listed year.

END OF SCHEDULE 10.02 (b) (iii)

Schedule 10.02 (b) (iii)	Page 1 of 1

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SCHEDULE 13.04

REQUIRED APPROVALS

This Agreement and the transaction contemplated hereby are conditioned on and subject to approval by the holders of common shares of Parent of the sale of the Assets as provided herein by special resolution pursuant to section 190 of the Business Corporations Act (Alberta).

END OF SCHEDULE 13.04

Schedule 13.04	Page 1 of 1

G-128

SCHEDULE 13.12

OFFICERS AND DIRECTORS

Clarence Cottman III

Chairman and Chief Executive Officer

Jonathan S. Wimbish

Chief Financial Officer

Daniel Scott Dobson

Chief Operating Officer

Brian Bayley

Director

W. Alf Peneycad

Director

William Gumma

Director

Robert Redfearn

Director

END OF SCHEDULE 13.12

Schedule 13.12	Page 1 of 1

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APPENDIX H

Execution Copy

April 26, 2012

PURCHASE AND SALE AGREEMENT

BETWEEN

LEGACY ENERGY, INC.,

AS SELLER,

NIMIN ENERGY CORP.,

AS PARENT

AND

SOUTHERN SAN JOAQUIN PRODUCTION, LLC

AS BUYER

EXHIBITS AND SCHEDULES

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made and entered into this 26th day of April, 2012, by and between Legacy Energy, Inc., a Delaware corporation (the “Seller”), NiMin Energy Corp., an Alberta corporation, and owner of all of the outstanding shares of common stock of Seller (the “Parent”), and Southern San Joaquin Production, LLC, a Delaware limited liability company (the “Buyer”). Buyer, Seller and Parent are collectively referred to herein as the “Parties”, and are sometimes referred to individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Seller is willing to sell to Buyer, and Buyer is willing to purchase from Seller, the Assets (as defined in Section 1.02), all upon the terms and conditions hereinafter set forth;

WHEREAS, the Board of Directors of Parent and Seller (i) have determined that the transaction is fair and in the best interest of Parent and its stockholders and Seller and its stockholders and (ii) have approved and adopted this Agreement and the transaction contemplated by this Agreement;

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, Seller, Parent and Buyer hereby agree as follows:

Article I

Assets

Section 1.01 Agreement to Sell and Purchase. Subject to and in accordance with the terms and conditions of this Agreement, Buyer agrees to purchase the Assets from Seller, and Seller agrees to sell the Assets to Buyer.

Section 1.02 Assets. Subject to Section 1.03, the term “Assets” shall mean all of Seller’s right, title and interest in and to:

(a)	the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A (the “Leases”) and any royalty, net profit interests or overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the “Subject Interests,” or singularly, a “Subject Interest”);

(b)	all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon (as defined in Subsection (d) of this Section 1.02) production after the Effective Time (as defined in Section 2.02) attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c)	to the extent assignable or transferable, all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used solely in connection with the Subject Interests (the “Easements”), including, without limitation, the Easements described or referred to in Exhibit A;

(d)	to the extent assignable or transferable, all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests and the Easements or with the production, treatment, sale, or disposal of oil, gas or other hydrocarbons (collectively, “Hydrocarbons”), byproducts or waste produced therefrom or attributable thereto, including, without limitation, all wells located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B, wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities, and other materials, supplies, equipment, facilities and machinery (collectively, “Personal Property”);

(e)	to the extent assignable or transferable, all contracts, agreements and other arrangements that directly relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the “Contracts” described in Schedule 1.02(e));

(f)	all environmental and other governmental (whether federal, state, local or tribal) certificates, consents, permits, licenses, orders, authorizations, franchises and related instruments or rights relating to the ownership, operation or use of the Subject Interests and Easements (the “Permits”);

(g)	to the extent assignable or transferable, all books, records, tax records (other than income tax), files, muniments of title, reports and similar documents and materials, including, without limitation, lease records, well records, and division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files, correspondence, that relate to the foregoing interests in the possession of, and maintained by, Seller (collectively, the “Records”);

(h)	all geological and geophysical data relating to the Subject Interests, other than such data which cannot be transferred without the consent of or payment to any Third Party, and Seller has been unsuccessful in obtaining such consent after making reasonable efforts. For purposes of this Agreement, “Third Party” means any person or entity, governmental or otherwise, other than Seller or Buyer, and their respective affiliates; the term includes, but is not limited to, working interest owners, royalty owners, lease operators, landowners, service contractors and governmental agencies; and

(i)	All partnership interests (tax, state law or otherwise) affecting any Asset.

Section 1.03 Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the sale contemplated hereby (collectively, the “Excluded Assets”): (a) all credits and refunds and all accounts, instruments and general intangibles (as such terms are defined in the California Uniform Commercial Code) attributable to the Assets with respect to any period of time prior to the Effective Time; (b) all claims of Seller for refunds of or loss carry forwards with respect to (i) ad valorem, severance, production or any other taxes attributable to any period prior to the Effective Time, (ii) income or franchise taxes attributable to the Assets with respect to any period of time prior to the Effective Time, or (iii) any taxes attributable to the other Excluded Assets, and such other refunds, and rights thereto, for amounts paid in connection with the Assets and attributable to the period prior to the Effective Time, including refunds of amounts paid under any gas gathering or transportation agreement; (c) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any other Excluded Assets; (d) all of Seller’s proprietary computer software, technology, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (e) all of

Seller’s rights and interests in geological and geophysical data which cannot be transferred without the consent of or payment to any Third Party, and Seller has been unsuccessful in obtaining such consent after making reasonable efforts; (f) all documents and instruments of Seller that are protected by an attorney-client privilege; (g) data and other information that cannot be disclosed or assigned to Buyer as a result of confidentiality or similar arrangements under agreements with persons unaffiliated with Seller; (h) all claims or rights to refunds with respect to audits arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time; (i) all corporate, partnership, income tax records of Seller; and (j) in addition to the foregoing, those items, such as vehicles and certain equipment, supplies and office equipment, or any other items described on Schedule 1.03.

Article II

Purchase Price

Section 2.01 Purchase Price. The total consideration for the purchase, sale and conveyance of the Assets to Buyer is Buyer’s payment to Seller of the sum of Twenty Seven Million Two Hundred Thousand U.S. Dollars ($27,200,000) (the “Purchase Price”), as adjusted in accordance with the provisions of this Agreement. The adjusted Purchase Price shall be paid to Seller (or its designee provided such designee is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”)) at Closing (as defined in Section 10.01) by means of a completed federal funds transfer to an account designated in writing by Seller.

Section 2.02 Allocated Values. The Purchase Price is allocated among the Assets as set forth in Exhibit C attached hereto (the “Allocated Values”). Seller and Buyer agree that the Allocated Values shall only be used to compute any adjustments to the Purchase Price pursuant to the provisions of Article III and Article IV. Seller and Buyer agree that the transaction under this Agreement is not subject to the reporting requirement of Code Section 1060 and that, therefore, IRS Form 8594 (Asset Acquisition Statement Under Section 1060) is not required to be and will not be filed for this transaction. In the event that the Seller and Buyer mutually agree that a filing of Form 8594 is required, Seller and Buyer will confer and cooperate in the preparation and filing of their respective forms to reflect a consistent reporting of the agreed upon allocation. In the event that the allocation is disputed by any taxing authority, the Party receiving notice of such dispute will promptly notify and consult with the other Party and keep the other Party apprised of material developments concerning resolution of such dispute

Section 2.03 Effective Time. If the transactions contemplated hereby are consummated in accordance with the terms and provisions hereof, the ownership of the Assets shall be transferred from Seller to Buyer on the Closing Date, and effective as of 7:00 a.m. local time where the Assets are located on April 1, 2012 (the “Effective Time”).

Article III

Title Matters

Section 3.01 Examination Period. Following the execution date of this Agreement until 5:00 p.m., local time in Houston, Texas on the date twenty (20) Business Days after the execution of this Agreement (the “Examination Period”), Seller shall permit Buyer and/or its representatives to examine, at all reasonable times, in Seller’s offices, all abstracts of title, title opinions, title files, ownership maps, lease files, contract files, assignments, division orders, operating, tax and accounting records and agreements pertaining to the Assets insofar as same may now be in existence and in the possession of Seller, subject to such restrictions on disclosure as may exist under confidentiality agreements or other agreements binding on Seller or such data. “Business Days” means all calendar days excluding Saturdays, Sundays and U.S. legal holidays.

Section 3.02 Defensible Title and Permitted Encumbrances. For purposes of this Agreement, the term “Defensible Title” means, with respect to a given Asset, such ownership by Seller in such Asset that, subject to and except for the Permitted Encumbrances (as defined in Subsection (d) of this Section 3.02):

(a)	entitles Seller to receive not less than the percentage set forth in Exhibit B as Seller’s “Net Revenue Interest” of all Hydrocarbons produced, saved and marketed from each well or unit as set forth in Exhibit B, all without reduction, suspension or termination of such interest throughout the productive life of such well, except for carried interests, production payments, reversionary interest or other changes in interest in time as specifically set forth in Exhibit B;

(b)	obligates Seller to bear not greater than the percentage set forth in Exhibit B as Seller’s “Working Interest” of the costs and expenses relating to the maintenance, development and operation of each well or unit as set forth in Exhibit B, all without increase throughout the productive life of such well, except for carried interests, production payments, reversionary interest or other changes in interest in time as specifically set forth in Exhibit B; and

(c)	is free and clear of all liens, encumbrances and defects in title.

(d)	The term “Permitted Encumbrances” shall mean any of the following matters to the extent the same are valid and subsisting and affect the Assets:

(i)	the Leases, and Contracts, to the extent the same do not reduce the Net Revenue Interests of Seller below those set forth in Exhibit B or increase the Working Interests of Seller above those set forth in Exhibit B, or materially interfere with the operation or use of any of the Assets as currently used or operated;

(ii)	any (A) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to the maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (B) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ liens or other similar liens or charges for liquidated amounts arising in the ordinary course of business (i) that are not delinquent or (ii) that if delinquent, are being contested in good faith by appropriate action of which Buyer is notified in writing before Closing and for which Seller indemnifies Buyer subsequent to Closing; provided, that the Parties’ rights and obligations under indemnities provided in this Agreement remain unaffected;

(iii)	any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business of which Buyer is notified in writing before Closing and for which Seller indemnifies Buyer subsequent to Closing; provided, that the Parties’ rights and obligations under indemnities provided in this Agreement remain unaffected;

(iv)	any obligations or duties affecting the Assets to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority (as defined in Section 4.02(b));

(v)

any (A) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (B) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by Seller or over which Seller owns rights-of-way, easements, permits or licenses, to the extent that same do not individually or in the aggregate materially interfere with the operation or use of the Assets as currently used or operated;

(vi)	all lessors’ royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time, whether recorded or unrecorded, provided that such matters do not operate to reduce the Net Revenue Interests of Seller below those set forth in Exhibit B or increase the Working Interests of Seller above those set forth in Exhibit B, or materially interfere with the operation or use of any of the Assets as currently used or operated;

(vii)	preferential rights to purchase or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(viii)	required Third Party consents to assignments or similar agreements with respect to which (A) waivers or consents are obtained from the appropriate parties for the transaction contemplated hereby, or (B) required notices have been given for the transaction contemplated hereby to the holders of such rights and the appropriate period for asserting such rights has expired without an exercise of such rights;

(ix)	all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(x)	production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of Hydrocarbons; unitization and pooling designations, declarations, orders and agreements; operating agreements; agreements of development; area of mutual interest agreements; gas balancing or deferred production agreements; processing agreements; plant agreements; pipeline, gathering and transportation agreements; injection, re-pressuring and recycling agreements; carbon dioxide purchase or sale agreements; salt water or other disposal agreements; seismic or geophysical permits or agreements; and any and all other agreements that have terms that are ordinary and customary to the oil, gas, sulphur and other mineral exploration, development, processing or extraction business or in the business of processing of gas and gas condensate production for the extraction of products therefrom, to the extent the same do not reduce the Net Revenue Interests of Seller below those set forth in Exhibit B or increase the Working Interests of Seller above those set forth in Exhibit B, or materially interfere with the operation or use of any of the Properties as currently used or operated;

(xi)	rights reserved to or vested in any Governmental Authority to control or regulate any of the Assets and the applicable laws, rules, and regulations of such Governmental Authorities; and

(xii)	all defects and irregularities affecting the Assets which individually or in the aggregate, do not interfere materially with the ownership, operation, value or use of any of the Assets, could not reasonably be expected to prevent or delay Buyer from receiving the proceeds of production from any of Assets, and do not reduce the Net Revenue Interests of Seller below those set forth in Exhibit B or increase the Working Interests of Seller above those set forth in Exhibit B, or materially interfere with the operation or use of any of the Assets as currently used or operated.

Section 3.03 Title Defect. The term “Title Defect,” as used in this Agreement, shall mean: (a) any encumbrance, encroachment, irregularity, defect in or objection to Seller’s ownership of any Asset (expressly excluding Permitted Encumbrances) that causes Seller not to have Defensible Title to such Asset; or (b) any default by Seller under a lease, farmout agreement or other contract or agreement that would (i) have a material adverse effect on the operation, value or use of such Asset, (ii) prevent Seller from receiving the proceeds of production attributable to Seller’s interest therein or (iii) result in cancellation of Seller’s interest therein.

Section 3.04 Notice of Title Defects.

(a)	If Buyer discovers any Title Defect affecting any Asset, Buyer shall notify Seller as promptly as possible, but no later than the expiration of the Examination Period of such alleged Title Defect. To be effective, such notice must (i) be in writing, (ii) be received by Seller prior to the expiration of the Examination Period, (iii) describe the Title Defect in sufficient, specific detail (including any alleged variance in the Net Revenue Interest), (iv) identify the specific Asset or Assets affected by such Title Defect, and (v) include the value of such Title Defect as determined by Buyer. Any matters that may otherwise constitute Title Defects, but of which Seller has not been specifically notified by Buyer in accordance with the foregoing, shall be deemed to have been waived by Buyer for all purposes and shall constitute Permitted Encumbrances.

(b)	Upon the receipt of such effective notice from Buyer, Seller and Buyer shall attempt to mutually agree on a resolution including, but not limited to (i) attempt to cure such Title Defect at any time prior to the Closing, or (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the mutually agreed allocated value of such affected Asset.

(c)	The value attributable to each Title Defect (the “Title Defect Value”) that is asserted by Buyer in the Title Defect notices shall be determined based upon the criteria set forth below:

(i)	If the Title Defect is a lien upon any Asset, the Title Defect Value is the amount necessary to be paid to remove the lien from the affected Asset.

(ii)	If the Title Defect asserted is that the Net Revenue Interest attributable to any well or unit is less than that stated in Exhibit C or the Working Interest attributable to any well or unit is greater than that stated in Exhibit C, then the Title Defect Value shall take into account the relative change in the interest from Exhibit C and the appropriate Allocated Value attributed to such Asset.

(iii)	If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest) for which the economic detriment to Buyer is unliquidated, the amount of the Title Defect Value shall be determined by taking into account the Allocated Value of the affected Asset, the portion of the Asset affected by the Title Defect, the legal effect of the Title Defect, the potential discounted economic effect of the Title Defect over the life of the affected Asset, and the Title Defect Values placed upon the Title Defect by Buyer and Seller.

(iv)	If a Title Defect is not in effect or does not adversely affect an Asset throughout the entire productive life of such Asset, such fact shall be taken into account in determining the Title Defect Value.

(v)	The Title Defect Value of a Title Defect shall be determined without duplication of any costs or losses included in another Title Defect Value hereunder.

(vi)	Notwithstanding anything herein to the contrary, in no event shall a Title Defect Value exceed the Allocated Value of the wells, units or other Assets affected thereby.

(vii)	Such other factors as are reasonably necessary to make a proper evaluation.

Section 3.05 Remedies for Title Defects.

(a)	With respect to each Title Defect that is not cured on or before the Closing, except as otherwise provided in this Section 3.05, the Purchase Price shall be reduced by an amount equal to the Title Defect Value agreed upon in writing by Buyer and Seller.

(b)	If any Title Defect is in the nature of an unobtained consent to assignment or other restriction on assignability, the provisions of Section 3.08 shall apply.

(c)	If Buyer and Seller have not agreed as to the validity of any asserted Title Defect, or if the Parties have not agreed on the Title Defect Value therefor, then on or before three (3) Business Days prior to the Closing Date either Party shall have the right to elect to have the validity of the asserted Title Defect, and/or the Title Defect Value for such Title Defect, determined by an Independent Expert pursuant to Section 16.03. If the validity of any such asserted Title Defect or the amount of any such Title Defect Value is not determined by the Closing, the Asset affected by such disputed Title Defect shall be excluded from the Closing and the Purchase Price paid at Closing shall be reduced by the Allocated Value of the Asset. Upon resolution of such dispute, Seller will convey the affected Asset to Buyer pursuant to an assignment substantially in the form of the Assignment, and Buyer will pay to Seller the Allocated Value (subject to any relevant adjustments contemplated in Section 10.02) minus the Title Defect Value so resolved for such Asset.

(d)	Notwithstanding anything to the contrary in this Agreement, (i) if the value of a given individual Title Defect (does not exceed $25,000, then no adjustment to the Purchase Price shall be made for such Title Defect, (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding $25,000) does not exceed three per cent (3%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefor, and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Title Defects (exceeding $25,000) does exceed three per cent (3%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Section 3.06 Special Warranty of Title. Seller hereby agrees to warrant and defend title to the Assets unto Buyer against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Seller or its affiliates, but not otherwise; subject, however, to the Permitted Encumbrances.

Section 3.07 Preferential Rights To Purchase. Buyer’s good faith allocation of values as set forth in Exhibit C shall be used to prepare an allocation of the Purchase Price to Assets that are subject to preferential rights to purchase and will be set forth in Schedule 3.07.

Seller shall use its reasonable efforts to comply with all preferential right to purchase provisions relative to any Asset prior to the Closing. If, prior to Closing, a holder of a preferential purchase right notifies Seller that it intends to exercise its rights with respect to an Asset to which its preferential purchase right applies (as determined in accordance with the agreement in which the preferential purchase right arises) (or if the time period for such exercise has not yet expired and such holder has not yet exercised), the Asset covered by said preferential purchase right shall be excluded from the Assets to be conveyed to Buyer, and the Purchase Price shall be reduced by the Allocated Value of said Asset. If the holder of the preferential purchase right fails to consummate the purchase of the Asset subject to the preferential purchase right (or if the time period for such exercise expires after Closing and such holder has still not yet exercised), Seller shall promptly notify Buyer. Within ten (10) Business Days after Buyer’s receipt of such notice or Closing, whichever is later, Seller shall sell to Buyer, and Buyer shall purchase from Seller, such Asset under the terms of this Agreement for a price equal to the Allocated Value of such Asset. Notwithstanding the foregoing, Buyer shall have no obligation under this Agreement or otherwise to purchase the Asset if Buyer is not notified of the preferential purchase right holder’s failure to consummate the purchase of the Asset within ninety (90) calendar days following Closing. Seller will use reasonable efforts to send out the applicable preferential right to purchase notices within five (5) Business Days after the date this Agreement is executed.

Section 3.08 Consents to Assignment. Seller shall use all reasonable efforts to obtain all necessary consents from third parties to assign the Assets prior to Closing (other than governmental approvals that are customarily obtained after Closing) and Buyer shall reasonably assist Seller with such efforts. If a required consent has not been obtained prior to Closing, any Asset with respect to which consent is required but not obtained shall be excluded from this Agreement and the Purchase Price shall be adjusted by the Allocated Value of such Asset.

Article IV

Environmental Matters

Section 4.01 Environmental Review.

(a)

Buyer shall have the right to conduct or cause a consultant (“Buyer’s Environmental Consultant”) to conduct an environmental review of the Assets prior to the expiration of the Examination Period (“Buyer’s Environmental Review”). The cost and expense of Buyer’s Environmental Review, if any, shall be borne solely by Buyer. The scope of work comprising Buyer’s Environmental Review shall be limited to that mutually agreed by Buyer and Seller prior to commencement thereof and shall not include any intrusive test or procedure without the prior consent of Seller. Buyer shall (and shall cause Buyer’s Environmental

Consultant to): (i) consult with Seller before conducting any work comprising Buyer’s Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s operations, and (iii) comply with all applicable laws, rules, and regulations. Buyer shall be solely responsible for obtaining any Third Party consents that are required in order to perform any work comprising Buyer’s Environmental Review, and Buyer shall consult with Seller prior to requesting each such Third Party consent. Seller shall have the right to have a representative or representatives accompany Buyer and Buyer’s Environmental Consultant at all times during Buyer’s Environmental Review. With respect to any samples taken in connection with Buyer’s Environmental Review, Buyer shall take split samples, providing one of each such sample, properly labeled and identified, to Seller. Buyer hereby agrees to release, defend, indemnify and hold harmless Seller from and against all claims, losses, damages, costs, expenses, causes of action and judgments of any kind or character (INCLUDING THOSE RESULTING FROM SELLER’S SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY PROVIDED, THAT NO SUCH INDEMNIFICATION SHALL BE APPLICABLE TO THE EXTENT THAT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER CAUSED OR CONTRIBUTED TO THE INDEMNIFIABLE LOSS) arising out of or relating to Buyer’s Environmental Review. Notwithstanding the foregoing sentence, but without prejudice to the obligations of Buyer set forth in Section 14.03, Buyer shall have no indemnification obligation under this Section 4.01(a) with respect to any pre-existing environmental condition identified with respect to the Assets and the properties underlying the Assets as a result of Buyer’s Environmental Review.

(b)

Unless otherwise required by applicable law, Buyer shall (and shall cause Buyer’s Environmental Consultant to) treat confidentially any matters revealed by Buyer’s Environmental Review and any reports or data generated from such review (the “Environmental Information”), and Buyer shall not (and shall cause Buyer’s Environmental Consultant to not) disclose any Environmental Information to any Governmental Authority or other Third Party without the prior written consent of Seller. Unless otherwise required by law, Buyer may use the Environmental Information only in connection with the transactions contemplated by this Agreement. If Buyer, Buyer’s Environmental Consultant, or any Third Party to whom Buyer has provided any Environmental Information become legally compelled to disclose any of the Environmental Information, Buyer shall use reasonable efforts to provide Seller with prompt notice sufficiently prior to any such disclosure so as to allow Seller to file any protective order, or seek any other remedy, as it deems appropriate under the circumstances. If this Agreement is terminated prior to the Closing, Buyer shall deliver the Environmental Information to Seller, which Environmental Information shall become the sole property of Seller. Buyer shall provide copies of the Environmental Information to Seller without charge.

Section 4.02 Environmental Definitions.

(a)	Environmental Defects. For purposes of this Agreement, the term “Environmental Defect” shall mean, with respect to any given Asset, an individual environmental condition that (i) constitutes a violation of Environmental Laws in effect as of the date of this Agreement in the jurisdiction in which such Asset is located, or (ii) requires, if known, or will require, once discovered, reporting to a Governmental Authority, investigation, monitoring, removal, cleanup, remediation, restoration or correction in accordance with Environmental Laws. Environmental Defect shall not be deemed to include an environmental condition specifically disclosed in writing to Buyer prior to the execution of this Agreement.

(b)	Governmental Authority. For purposes of this Agreement, the term “Governmental Authority” shall mean, as to any given Asset, the United States and the state, county, parish, city and political subdivisions in which such Asset is located and that exercises jurisdiction over such Asset, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Asset.

(c)

Environmental Laws. For purposes of this Agreement, the term “Environmental Laws” shall mean all laws, statutes, ordinances, court decisions, rules and regulations of any Governmental Authority pertaining to health or the environment as may be interpreted by applicable court decisions or administrative orders, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resources Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Hazardous and Solid Waste Amendments Act of 1984, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, the Clean Water Act, the National Environmental Policy Act, the Endangered Species Act, the Fish and Wildlife Coordination Act, the National Historic Preservation Act and the Oil Pollution Act of 1990, and comparable state and local laws, in each case as such laws may be amended from time to time.

(d)	Environmental Defect Value. For purposes of this Agreement, the term “Environmental Defect Value” shall mean, with respect to any Environmental Defect, the value, as of the Closing Date, of the estimated costs and expenses to correct such Environmental Defect in the most cost-effective manner reasonably available, consistent with Environmental Laws, taking into account that non-permanent remedies (such as mechanisms to contain or stabilize hazardous materials, including monitoring site conditions, natural attenuation, risk-based corrective action, institutional controls or other appropriate restrictions on the use of property, caps, dikes, encapsulation, leachate collection systems, etc.) may be the most cost-effective manner reasonably available.

Section 4.03 Notice of Environmental Defects.

(a)

If Buyer discovers any Environmental Defect affecting the Assets, Buyer shall notify Seller prior to the expiration of the Examination Period of such alleged Environmental Defect. To be effective, such notice must: (i) be in writing; (ii) be received by Seller prior to the expiration of the Examination Period; (iii) describe the Environmental Defect in sufficient, specific detail, including, without limitation, (A) the written conclusion of Buyer’s Environmental Consultants that an Environmental Defect exists, which conclusion shall be reasonably substantiated by the factual data gathered in Buyer’s Environmental Review, and (B) a separate specific citation of the provisions of Environmental Laws alleged to be violated and the related facts that substantiate such violation; (iv) identify the specific Assets affected by such Environmental Defect, including, without limitation, a site plan showing the location of all sampling events, boring logs and other field notes describing the sampling methods utilized and the field conditions observed, chain-of-custody documentation and laboratory reports; (v) identify the procedures recommended to correct the Environmental Defect, together with any related recommendations from Buyer’s Environmental Consultant; and (vi) state Buyer’s estimate of the Environmental Defect Value, including the basis for such estimate, for which Buyer would agree to adjust the Purchase Price in order to accept such Environmental Defect if Seller elected Section 4.04(b) as the remedy therefor.

(b)	Any matters that may otherwise constitute Environmental Defects, but of which Seller has not been specifically notified by Buyer in accordance with the foregoing, shall be deemed to have been waived by Buyer for all purposes and constitute an Assumed Obligation (as defined in Section 14.02); provided, however, that the foregoing shall not abrogate or limit Seller’s representations and warranties in this Agreement and indemnity and hold harmless obligations under Section 14.04. Upon the receipt of such effective notice from Buyer, Seller and Buyer shall attempt to mutually agree on a resolution including, but not limited to, (i) attempt to cure such Environmental Defect at any time prior to the Closing; or (ii) exclude the affected Asset from the sale and reduce the Purchase Price by the allocated value of such affected Asset.

Section 4.04 Remedies for Environmental Defects.

(a)	If any Environmental Defect described in a notice delivered in accordance with Section 4.03 is not cured on or before the Closing, then the Purchase Price shall be reduced by the Environmental Defect Value of such Environmental Defect as agreed by the Parties.

(b)

If Buyer and Seller have not agreed as to the validity of any asserted Environmental Defect, or if the Parties have not agreed on the Environmental Defect Value therefor, then on or before three (3) Business Days prior to the Closing Date either Party shall have the right to elect to have the validity of the asserted Environmental Defect, and/or the

Environmental Defect Value for such Environmental Defect, determined by an Independent Expert pursuant to Section 16.03. If the validity of any such asserted Environmental Defect or the amount of any such Environmental Defect Value is not determined by the Closing, the Asset affected by such disputed Environmental Defect shall be excluded from the Closing and the Purchase Price paid at Closing shall be reduced by the Allocated Value of that Asset. Upon resolution of such dispute, Seller will convey the affected Asset to Buyer pursuant to an assignment substantially in the form of the Assignment, and Buyer will pay to Seller the Allocated Value (subject to any relevant adjustments contemplated in Section 10.02) minus the Environmental Defect Value so resolved for such Asset. Notwithstanding the foregoing, either Party shall have unilateral right to exclude an Asset from this Agreement if the Environmental Defect Value exceeds 3% of the Allocated Value of the Asset(s) affected thereby, in which case the Purchase Price shall be adjusted by the Allocated Value of such Asset.

(c)	Notwithstanding anything to the contrary in this Agreement, (i) if the Environmental Defect Value for a given individual Environmental Defect does not exceed $25,000, then no adjustment to the Purchase Price shall be made for such Environmental Defect; (ii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding $25,000) does not exceed three per cent (3%) of the Purchase Price prior to any adjustments thereto, then no adjustment of the Purchase Price shall be made therefore; and (iii) if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects (exceeding $25,000) does exceed three per cent (3%) of the Purchase Price prior to any adjustments thereto, then the Purchase Price shall only be adjusted by the amount of such excess.

Article V

Representations and Warranties of Seller

Seller and Parent represent and warrant to Buyer that:

Section 5.01 Existence. Seller is a corporation, duly organized and validly existing under the laws of the State of Delaware and is qualified to conduct business in the State of California. Seller has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted. Seller’s headquarters and principal offices are all located in the State of California.

Section 5.02 Legal Power. Seller has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)	any provision of Seller’s articles of incorporation, by-laws or other governing documents;

(b)	except for any preferential purchase rights and consents to assignment, any material agreement or instrument to which Seller is a party or by which Seller is bound; or

(c)	any judgment, order, ruling or decree applicable to Seller as a party in interest or any law, rule or regulation applicable to Seller.

Section 5.03 Authority; Enforceability. The execution, delivery and performance of this Agreement by Parent and Seller and the consummation by Parent and Seller of the transactions contemplated hereby have been duly authorized by the Board of Directors of Parent, and by the Board of Directors and sole stockholder of Seller and, other than Parent stockholder approval, no other corporate proceedings on the part of Parent or Seller are necessary to authorize Parent’s or Seller’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes valid and legally binding obligations of Parent and Seller, enforceable against Parent and Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting generally the enforcement of creditors’ rights and by general principles of equity.

Section 5.04 Brokers. Macquarie Tristone Capital LP has acted for or on behalf of Seller or any affiliate of Seller in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller or any affiliate of Seller for which Buyer has or will have any liabilities or obligations (contingent or otherwise).

Section 5.05 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Seller threatened against Seller.

Section 5.06 Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to

Seller’s knowledge, threatened against Seller or any affiliate of Seller with respect to the Assets, or that has materially affected or will materially affect Seller’s ability to consummate the transactions contemplated herein, except as shown on Schedule 5.06.

Section 5.07 Royalties. All rentals, royalties and other payments due under the Subject Interests described in Exhibit A have been properly and correctly paid, except those amounts in suspense. The amount of suspended funds held by Seller and owed to third parties for royalties with respect to the Properties is not greater than Twenty-Five Thousand Dollars ($25,000).

Section 5.08 Taxes. All ad valorem, property, documentary, stamp, production, gross production, severance, excise and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom that have become due and payable on or prior to the Closing Date have been paid and all tax returns, reports, statements and similar filings related thereto have been timely filed. There are no extensions or waivers of any statute of limitations with respect to such taxes or tax liens burdening the Assets except for liens for current taxes not yet due and payable. Except as provided in Schedule 5.08, none of the Assets are subject to tax partnership reporting requirements under applicable provisions of the Code. For any Asset that is the subject of tax partnership reporting requirements, Seller will use its commercially reasonable efforts to effect a Code Section 754 election with respect any such tax partnerships. Seller, or its designee if Seller assigns a designee to receive payment under Section 2.01, is not a “foreign person” within the meaning of Code Section 1445 and each will furnish Buyer with an affidavit that satisfies the requirements of Code Section 1445(b)(2), in the form attached as Exhibit E, and California Franchise Tax Board Form 593-C, Real Estate Withholding Certificate, in the form attached as Exhibit F.

Section 5.09 Contracts. Other than the Contracts set forth on Schedule 1.02(e), there are no material agreements and contracts of Seller and its affiliates with respect to the Assets. The Contracts, except as set forth on Schedule 5.09, do not include any area of mutual interests obligations or non-competition restrictions or other similar restrictions on doing business. (a) All material Contracts are in full force and effect, and (b) Seller is not, nor to Seller’s knowledge is any other party, in breach or default with respect to any of its material obligations thereunder.

Section 5.10 Liens. Except for Permitted Encumbrances, the Assets will be conveyed free and clear of all liens, claims, security interests, charges, mortgages and encumbrances.

Section 5.11 Consents and Preferential Rights. Except as provided on Schedule 5.11, there are no preferential rights to purchase, options to purchase, consents to assign or confidentiality agreements affecting the Assets. All consents to assign affecting the Assets and held by third parties have been secured by Seller, or will have been secured prior to Closing, except for consents and approvals of Governmental Authorities customarily obtained subsequent to transfer.

Section 5.12 Compliance with Laws. Neither Seller nor any of its affiliates has violated, and Seller and such affiliates are in compliance with, all applicable laws with respect to the ownership and, if operated by Seller or its affiliates, operation of the Assets, except where such violation or noncompliance could not reasonably be expected to result in a liability, cost, expense or loss of Twenty-Five Thousand Dollars ($25,000) or more. Seller has not received any written notice of a violation of or default by it or its affiliates with respect to any law or any decision, ruling, order or award of any Governmental Authority or arbitrator applicable to such Assets.

Section 5.13 Governmental Permits. Seller has obtained and is in compliance with all Permits of Governmental Authorities required to own or use and, if operated by Seller or its respective affiliates, operate the Assets; all such Permits are in full force and effect; and no violations exist under such Permits. No proceeding is pending or, to Seller’s knowledge, threatened relating to the challenging, revocation or limitation of any such Permits.

Section 5.14 Take-or-Pay, Calls on Production or Bonus Payments. Seller is not obligated, under a take-or-pay or similar arrangement, or by virtue of an election to non-consent or not participate in a past or current operation on an Asset pursuant to the applicable operating agreement, to produce Hydrocarbons, or allow Hydrocarbons to be produced, without receiving full payment at the time of delivery in an amount that corresponds to the Net Revenue Interest in the Hydrocarbons attributable to an Asset on Exhibit B. No third party has (i) any calls on production, options to purchase production, or other similar rights with respect to the Assets; or (ii) any right, retained, springing or otherwise, to production, cash bonus payments or profits or other rights in the Assets including rights retained by prior owners at the time of the sale of the Assets to Seller to receive production, cash bonus payments or profits from the Assets if the price of oil exceeds a threshold amount.

Section 5.15 Sufficient Rights to Operate. (i) The Assets include all of the assets (real, personal (tangible and intangible) or other) employed by Seller in its current ownership and operation of the Assets (“Employed Assets”); (ii) the Employed Assets are, taken as a whole, sufficient for the ownership and, if operated by Seller, the operation of such Assets immediately following the Closing in substantially the same manner as on the date of this Agreement; and (iii) the Employed Assets are in a state of repair adequate for normal operations in accordance with standard industry practice in the areas in which they are operated. The Assets include all the Easements and other surface rights necessary for oil and gas operations as conducted by Seller in the 12-month period preceding execution of this Agreement.

Section 5.16 Current Commitments. Schedule 5.16 contains a true and complete list of all authorizations for expenditures for all drilling operations applicable to the Assets in excess of Seventy-Five Thousand Dollars ($75,000) or for capital expenditures to such Assets in excess of Seventy-Five Thousand Dollars ($75,000) that have been proposed by any person to Seller or its affiliates after the Effective Time or have not been completed on or prior to the Effective Time.

Section 5.17 Employees. (a) There is no collective bargaining agreement or agreement with any union, or similar body that is binding on Seller and, to Seller’s knowledge, there is no union organizing effort underway, pending or threatened, with respect to the employees of Seller. To Seller’s knowledge, there are no strikes, slowdowns or work stoppages pending between Seller and any of its employees. To Seller’s knowledge, there are no material unfair labor practices charges, complaints or claims pending between Seller and any employee of Seller. (b) During the last two years, Seller has not effectuated (1) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of Seller, or (2) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of Seller, except, in either case, in material compliance with the requirements of the WARN Act. (c) Other than workers’ compensation, unemployment compensation other government programs and benefit plan on Schedule 5.17, Seller does not maintain, sponsor or contribute to (1) any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, or (2) any other material contract for employment, compensation, severance, termination pay, deferred compensation, bonus, performance awards, stock or stock-related awards, fringe benefits, disability benefits, supplemental employment benefits, vacation benefits, retirement benefits, profit-sharing, post-retirement benefits, or other employee benefits or remuneration of any kind, in each case under which any eligible employee has any present or future right to any benefits. All such plans and material contracts set forth on such schedule are referred to herein as “Seller Benefit Plans.” Each Seller Benefit Plan set forth on Schedule 5.17 has been maintained and administered in compliance with its terms and with the applicable requirements of ERISA and the Code. Seller does not currently, nor has it in the past six years, maintained, sponsored, contributed to or been required to contribute to (1) a “multiemployer plan” as defined in Section 3(37) of ERISA, (2) a plan subject to Title IV of ERISA, or (3) a plan subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA, nor does it reasonably expect to incur any liability as to any such plan.

Article VI

Representations and Warranties of Buyer

Buyer represents and warrants to Seller and Parent that:

Section 6.01 Buyer’s Existence. Buyer is a limited liability company, duly organized and validly existing under the laws of the State of Delaware and is qualified to conduct business in the State of California. Buyer has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted. Buyer’s headquarters and principal offices are all located in the State of California.

Section 6.02 Legal Power. Buyer has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a)	any provision of Buyer’s agreement of limited partnership or other governing documents;

(b)	any material agreement or instrument to which Buyer is a party or by which Buyer is bound; or

(c)	any judgment, order, ruling or decree applicable to Buyer as a party in interest or any law, rule or regulation applicable to Buyer.

Section 6.03 Authority; Enforceability. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Buyer. This Agreement constitutes valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting generally the enforcement of creditors’ rights and by general principles of equity.

Section 6.04 Brokers. No broker or finder has acted for or on behalf of Buyer or any affiliate of Buyer in connection with this Agreement or the transactions contemplated by this Agreement. No broker or finder is entitled to any brokerage or finder’s fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any affiliate of Buyer for which Seller has or will have any liabilities or obligations (contingent or otherwise).

Section 6.05 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Buyer threatened against Buyer or any affiliate of Buyer.

Section 6.06 Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, to Buyer’s knowledge, threatened against Buyer or any affiliate of Buyer that has materially affected or will materially affect Buyer’s ability to consummate the transactions contemplated herein.

Section 6.07 Qualifications. Buyer is now, and after the Closing shall continue to be, qualified with all applicable Governmental Authorities to own and operate the Assets and has, and shall maintain, all necessary bonds to own and operate the Assets.

Section 6.08 Investment. Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement, the Assets and the value thereof. Buyer is acquiring the Assets for its own account and not for distribution or resale in any manner that would violate any state or federal securities law, rule, regulation or order. Buyer understands and acknowledges that if any of the Assets were held to be securities, they would be restricted securities and could not be transferred without registration under applicable state and federal securities laws or the availability of an exemption from such registration.

Section 6.09 Financial Resources. Buyer currently has, and at Closing will have, sufficient financial resources available to pay the Purchase Price in full in cash at Closing.

Section 6.10 Due Diligence Investigation. As of Closing, Buyer will have fully conducted and, except as expressly provided in this Agreement and the representations and warranties included herein, is relying exclusively on its own inspection and investigation in order to satisfy itself as to the condition and suitability of the business, the Assets, and prospects. As of Closing, Buyer will be fully satisfied with its due diligence review of the business and the Assets, subject to Articles III and IV hereof.

Section 6.11 Approvals. No consent, approval, waiver, authorization, notice or filing, other than Governmental Approvals contemplated in Section 7.2 hereof, is required to be obtained or made by Buyer in connection with the execution, delivery and performance by Buyer of this Agreement.

Article VII

Seller’s Conditions to Close

The obligations of Seller and Parent to consummate the transaction provided for herein are subject, at the option of Seller and Parent, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 7.01 Representations. The representations and warranties of Buyer herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 7.02 Performance. Buyer shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

Section 7.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 7.04 Purchase Price. Buyer shall have delivered to Seller the Purchase Price, as the same may be adjusted hereunder, in accordance with the provisions of Article II.

Section 7.05 Execution and Delivery of the Closing Documents. Buyer shall have executed, acknowledged and delivered, as appropriate, to Seller all closing documents described in Section 10.05.

Section 7.06 Consents and Preferential Rights to Purchase. All appropriate consents have been obtained and preferential rights to purchase have been either exercised by the preferential right holder or the time period for election to purchase has elapsed.

Section 7.07 Securityholder Approval. Parent Securityholder Approval, as defined in Section 13.03, shall have been obtained.

Section 7.08 Dissent Rights. Holders of not more than 10% of the currently outstanding common shares of Parent have exercised rights of dissent in connection with the sale of the Assets that have not been withdrawn as at the Closing Date.

Section 7.09 Regulatory Approvals. The Seller shall have received evidence in a form satisfactory to Seller acting reasonably that any approval, consent, ruling, authorization, notice, permit or acknowledgement that may be required from any person or entity, including any Regulatory Authority (as defined herein), pursuant to applicable law or under the terms of any license or the conditions of any order in connection with the sale of the Assets to Buyer as applicable, on the terms contemplated by this Agreement and any required approvals from the Regulatory Authorities have been obtained, as contemplated by Section 13.04 hereof.

The Seller and Parent shall proceed diligently and in good faith and use its reasonable commercial efforts to satisfy and comply with the conditions precedent in Articles VII and VIII and shall provide Buyer with any reasonable assistance in the satisfaction of and compliance with the conditions precedent in Articles VII and VIII that Buyer may reasonably request.

Article VIII

Buyer’s Conditions to Close

The obligations of Buyer to consummate the transaction provided for herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 8.01 Representations. The representations and warranties of Seller and Parent herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 8.02 Performance. Seller and Parent shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

Section 8.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 8.04 Execution and Delivery of the Closing Documents. Seller shall have executed, acknowledged and delivered, as appropriate, to Buyer all closing documents described in Section 10.04.

Section 8.05 Consents and Preferential Rights to Purchase. All appropriate consents have been obtained and preferential rights to purchase have been either exercised by the preferential right holder or the time period for election to purchase has elapsed.

Section 8.06 Securityholder Approval. Parent Securityholder Approval shall have been obtained.

Section 8.07 Regulatory Approvals. The Buyer shall have received evidence in a form satisfactory to Buyer acting reasonably that any approval, consent, ruling, authorization, notice, permit or acknowledgement that may be required from any person or entity, including any Regulatory Authority (as defined herein), pursuant to applicable law or under the terms of any license or the conditions of any order in connection with the sale of the Assets to the Buyer as applicable, on the terms contemplated by this Agreement, and any required approvals from Regulatory Authorities have been obtained, as contemplated by Section 13.04 hereof.

The Buyer shall proceed diligently and in good faith and use its reasonable commercial efforts to satisfy and comply with the conditions precedent in Articles VII and VIII and shall provide the other Party with any reasonable assistance in the satisfaction of and compliance with the conditions precedent in Articles VII and VIII that Seller and Parent may reasonably request.

Article IX

Tax Matters

Section 9.01 Responsible Party. Except as otherwise provided in this Agreement, all taxes attributable to the ownership or operation of the Assets prior to the Effective Time are the Seller’s responsibility and all deductions, credits or refunds pertaining to the aforementioned taxes, no matter when received, belong to Seller. All taxes attributable to the ownership or operation of the Assets on or after the Effective Time (excluding Seller’s income taxes, franchise taxes or margin taxes through Closing, and excluding income or capital gains taxes from the sale of the Assets) are the responsibility of Buyer, and all deductions, credits or refunds pertaining to the aforementioned taxes, no matter when received, belong to Buyer.

Section 9.02 Transfer Taxes. All sales, use or other taxes (other than taxes on gross income, net income or gross receipts) and duties, levies, recording fees or other governmental charges incurred by or imposed with respect to the property transfers undertaken pursuant to this Agreement shall be the responsibility of, and shall be paid by, Buyer. Buyer and Seller will use commercially reasonable efforts and cooperate in good faith to exempt the sale, conveyance, assignments and transfers to be made to Buyer from any sales, use, stamp, real estate transfer, documentary, registration, recording and other similar taxes (each a “Transfer Tax”).

Section 9.03 Ad Valorem and Similar Taxes. Ad valorem, property, severance and similar taxes and assessments based upon or measured by the value of the Assets shall be divided or prorated between Seller and Buyer as of the Effective Time. Seller shall retain responsibility for such taxes attributable to the period of time prior to the Effective Time and Buyer shall assume responsibility for the period of time from and after the Effective Time.

Section 9.04 Tax Deferred Exchange. Either or both Buyer and/or Seller may, by providing the other Party written notice no later than five (5) days before the Closing, elect to affect a tax-deferred exchange of the Assets for other qualifying properties (hereinafter collectively called the “Exchange Property”) in accordance with the following:

(a)	In the event Seller makes such an election prior to the Closing, Seller may elect, by written notice to Buyer delivered no later than five (5) days before the Closing Date, to have the Purchase Price paid to a qualified intermediary until Seller has designated the Exchange Property. The Exchange Property shall be designated by Seller and acquired by the qualified intermediary within the time periods prescribed in Section 1031(a)(3) of the Code, and shall thereupon be conveyed to Seller. In the event Seller fails to designate and the qualified intermediary fails to acquire the Exchange Property within such time periods, the agency or trust shall terminate and the proceeds then held by the qualified intermediary shall be paid immediately to Seller.

(b)	In the event Buyer makes such an election prior to the Closing, Buyer may elect, by written notice to Seller delivered no later than five (5) days before the Closing

Date, to have the Assets conveyed to a qualified intermediary or an exchange accommodation titleholder (as that term is defined in Rev. Proc. 2000-37 issued effective September 15, 2000).

(c)	The rights and responsibilities of Seller, Buyer and the qualified intermediary or exchange accommodation titleholder shall be documented with such agreements containing such terms and provisions as shall be reasonably determined by Seller and Buyer to be necessary to accomplish a tax deferred exchange under Section 1031 of the Code, subject, however, to the limitations on costs and liabilities of Buyer and Seller set forth below. If Seller makes a tax deferred exchange election, Buyer shall not be obligated to pay any additional costs or incur any additional obligations in the consummation of the transactions contemplated in this Agreement. If Buyer makes a tax deferred exchange election, Seller shall not be obligated to pay any additional costs or incur any additional obligations in the consummation of the transactions contemplated in this Agreement. Any such tax deferred exchange election by either Party shall not affect the duties, rights or obligations of the Parties except as expressly set forth in this Section 9.03.

Should either Seller or Buyer make such an election and should the tax deferred exchange fail or be disallowed by the Internal Revenue Service for any reason, the non-electing party’s sole responsibility and liability to the electing party shall be to take such actions as are required by subsections (a), (b) or (c) above and such non-electing party shall have no other responsibility or liability whatsoever to the electing party; and the electing party shall release, indemnify, defend and hold harmless the non-electing party from any responsibility or liability related to such election except for such actions as may be required by subsections (a), (b) or (c) above.

Article X

The Closing

Section 10.01 Time and Place of the Closing. If the conditions referred to in Articles VII and VIII of this Agreement have been satisfied or waived in writing, the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller, whose address is 1160 Eugenia Place, Suite 100, Carpinteria, California, or at such place designated by Seller on the 3rd business day following the later of notification by Seller that the conditions contained in Article VII have been satisfied and notification by Buyer that the conditions contained in Article VIII have been satisfied, or at such other time as is mutually agreed between the Parties (the “Closing Date”).

Section 10.02 Adjustments to Purchase Price at the Closing.

(a)	At the Closing, the Purchase Price shall be increased by the following amounts to be determined in accordance with United States Generally Accepted Accounting Principles (“US GAAP”):

(i)	any other amount provided for in this Agreement, including but not limited to, pursuant to Sections 9.02, 9.03 and 12.01, or as agreed upon by Buyer and Seller;

(b)	At the Closing, the Purchase Price shall be decreased by the following amounts:

(i)	the Allocated Value of any Subject Interest sold prior to the Closing to the holder of a preferential right pursuant to Section 3.07, or excluded from the Closing due to an unresolved preferential right or consent to assign pursuant to Sections 3.07 or 3.08, respectively;

(ii)	all downward Purchase Price Adjustment for Title Defects and Environmental Defects determined in accordance with Article III and Article IV; and

(iii)	any other amount provided for in this Agreement, including but not limited to, pursuant to Sections 9.02 and 12.01 or as agreed upon by Buyer and Seller.

(c)	The adjustments described in Sections 10.02(a) and (b) are hereinafter referred to as the “Purchase Price Adjustments.”

Section 10.03 Closing Statement. Not later than three (3) Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer a statement of the estimated Purchase Price Adjustments taking into account the foregoing principles (the “Statement”). At the Closing, Buyer shall pay the Purchase Price, as adjusted by the estimated Purchase Price Adjustments reflected on the Statement, and less the Indemnity Escrow Amount.

Section 10.04 Actions of Seller at the Closing.

At the Closing, Seller shall:

(a)	execute, acknowledge and deliver to Buyer the Assignment (as defined in Exhibit D of this Agreement) and such other instruments (in form and substance mutually agreed upon by Buyer and Seller) as may be reasonably necessary to convey the Assets to Buyer;

(b)	deliver to Buyer the Escrow Agreement executed by Seller and the Escrow Agent;

(c)	deliver to Buyer possession of the Assets;

(d)	execute and deliver to Buyer an affidavit attesting to its non-foreign status in substantially the form set forth in Exhibit E, or if Seller assigns a designee to receive payment under Section 2.01, cause such designee to execute and deliver to Buyer an affidavit attesting to its non-foreign status or such other Internal Revenue Service form requested by the Buyer;

(e)	execute and deliver to Buyer California Form 593-C, California Real Estate Withholding Certificate, certifying an exemption from withholding in substantially the form set forth in Exhibit F, or if Seller assigns a designee to receive payment under Section 2.01, cause such designee to execute and deliver to Buyer California Form 593-C, California Real Estate Withholding Certificate, certifying an exemption from withholding in substantially the form set forth in Exhibit For such other California form requested by the Buyer;

(f)	deliver to Buyer appropriate change of operator forms on those Assets operated by Seller;

(g)	a signed release from each employee listed on Schedule 13.08, effective as of or prior to the Closing Date, in the form attached hereto as Exhibit G; and

(h)	execute, acknowledge and deliver any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Section 10.05 Actions of Buyer at the Closing.

At the Closing, Buyer shall:

(a)	deliver to Seller the Purchase Price, net of Purchase Price Adjustments and less the Indemnity Escrow Amount, by wire transfer to an account designated in writing by Seller;

(b)	deliver to Escrow Agent the Indemnity Escrow Amount, by wire transfer to an account designated in writing by the Escrow Agent;

(c)	take possession of the Assets; and

(d)	execute, acknowledge and deliver the Assignment, Escrow Agreement and any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Article XI

Termination

Section 11.01 Right of Termination. This Agreement may be terminated at any time at or prior to the Closing:

(a)	by mutual written consent of the Parties;

(b)	by Seller on the Closing Date if the conditions set forth in Article VII have not been satisfied in all material respects by Buyer or waived by Seller in writing by the Closing Date;

(c)	by Buyer on the Closing Date if the conditions set forth in Article VIII have not been satisfied in all material respects by Seller and Parent or waived by Buyer in writing by the Closing Date;

(d)	by either Party if the Closing shall not have occurred on or before July 20, 2012;

(e)	by either Party if any Governmental Authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated herein;

(f)	by either Party if (i) the aggregate amount of the Purchase Price Adjustments agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all uncured Title Defects plus (ii) the aggregate amount of the Environmental Defect Values agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all Environmental Defects, exceeds fifteen percent (15%) percent of the Purchase Price; or

(g)	as otherwise provided herein;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to clause (b), (c), or (d) above if such Party is at such time in material breach of any provision of this Agreement.

Section 11.02 Effect of Termination. In the event that the Closing does not occur as a result of any Party exercising its right to terminate pursuant to Section 11.01, then this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement, except that nothing herein shall relieve any Party from any liability for any breach hereof or any liability that has accrued prior to the date of such termination.

Section 11.03 Attorneys’ Fees, Etc. If either Party to this Agreement resorts to legal proceedings to enforce this Agreement, the prevailing Party in such proceedings shall be entitled to recover all reasonable costs incurred by such Party, including reasonable attorneys’ fees, in addition to any other relief to which such Party may be entitled. Notwithstanding anything to the contrary in this Agreement, in no event shall either Party be entitled to receive any punitive, indirect or consequential damages unless same are a part of a Third Party claim for which a Party is seeking indemnification hereunder, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF THE OTHER PARTY; provided, that no such indemnification shall be applicable to the extent that gross negligence or willful misconduct of the indemnified Party caused or contributed to the indemnifiable loss.

Article XII

Post Closing Obligations

Section 12.01 Allocation of Expense and Revenues.

(a)

Provided that the Closing occurs, appropriate adjustments shall be made between Buyer and Seller so that (i) Buyer will receive all proceeds from sales of Hydrocarbons that are produced and saved from and after the Effective Time and any other revenues arising out of the ownership or operation of the Assets from and after the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets from and after the Effective Time, which shall be borne by Buyer, including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating or other agreements (regardless of whether Seller or an affiliate of Seller serves as operator prior to the Closing), and (ii) Seller will receive all proceeds from sales of Hydrocarbons that are produced and saved prior to the

Effective Time and any other revenues arising out of the ownership or operation of the Assets prior to the Effective Time, net of all applicable production, severance, and similar taxes, and net of all costs and expenses that are incurred in the ownership or operation of the Assets prior to the Effective Time, which shall be borne by Seller.

(b)	In addition to the foregoing, Seller will be paid (i) the amount as of the Effective Time of all prepaid ad valorem, property or similar taxes and assessments based upon or measured by ownership of the Assets and any prepaid costs, including rentals and insurance premiums, insofar as such prepaid costs relate to periods of time after the Effective Time, and (ii) the value of all merchantable Hydrocarbons produced prior to the Effective Time but in storage above the inlet connection or upstream of the applicable sales meter on the Closing Date.

(c)	In addition to the foregoing, Buyer will be paid (i) an amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of the Assets that are attributable to periods of time prior to the Effective Time, which amounts shall, to the extent not actually assessed, be computed based on such taxes and assessments for the preceding tax year (such amount to be prorated for the period of Seller’s and Buyer’s ownership before and after the Effective Time), and (ii) an amount equal to all cash in, or attributable to, suspense accounts relative to the Assets for which Buyer has assumed responsibility under Section 14.02.

(d)	All amounts due under this Section 12.01 will be settled in accordance with final Accounting Statement under Section 12.03.

Section 12.02 Gas Imbalances. There are no gas imbalances except as reflected on Schedule 12.02.

Section 12.03 Final Accounting Statement.

(a)

On or before ninety (90) days after the Closing Date, Seller shall prepare and deliver to Buyer a post-closing statement setting forth a detailed calculation of all post-Closing adjustments applicable to the period for time between the Effective Time and Closing (“Accounting Statement”). The Accounting Statement shall include any adjustment or payment which was not finally determined as of the Closing Date and the allocation of revenues and expenses as determined in accordance with Section 12.01. To the extent reasonably required by Seller, Buyer shall assist in the preparation of the Accounting Statement. Seller shall provide Buyer such data and information as Buyer may reasonably request supporting the amounts reflected on the Accounting Statement in order to permit Buyer to perform or cause to be performed an audit. The Accounting Statement shall become final and binding upon the parties on the thirtieth (30th) day following receipt thereof by Buyer (the “Final Settlement Date”) unless Buyer gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date. Any Notice of Disagreement shall specify in detail the dollar amount, nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the Dispute (as defined in Section 16.01) evidenced by the Notice of Disagreement in accordance with Article XVI.

(b)	Within five (5) Business Days after the Final Settlement Date, Seller shall pay to Buyer or Buyer shall pay to Seller in immediately available funds the net amount due. For purposes of this Agreement, the term “Final Statement” shall mean (i) the revised Statement becoming final pursuant to this Section, or (ii) upon resolution of any Dispute regarding a Notice of Disagreement, the revised Statement reflecting such resolutions, which the Parties shall issue, or cause the Independent Expert or arbitrators to issue, as applicable, following such resolution.

Section 12.04 Further Cooperation. Seller shall make the Records available to be picked up by Buyer at the offices of Seller during normal business hours within five (5) Business Days after the later of the Closing or the end of the Transition Period (as defined in Section 13.06) to the extent the Records are in the possession of Seller and are not subject to contractual restrictions on transferability. Seller shall have the right to retain copies of any of the Records and the rights granted under Section 17.03.

After the Closing Date, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Buyer and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Assets be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Assets be made by the proper Party hereunder.

Article XIII

Covenants and Operation of the Assets

Section 13.01 Operations after Effective Time. Seller agrees, from and after the date hereof until Closing, except as expressly contemplated by this Agreement, as expressly consented to in writing by Buyer, or in situations wherein emergency action is taken in the face of risk to life, property or the environment, to:

(a)	operate the Properties in the usual, regular and ordinary manner consistent with past practice;

(b)	maintain the books of account and records relating to the Properties in the usual, regular and ordinary manner, in accordance with the usual accounting practices of each such Person;

(c)	pay all taxes and assessments with respect to the Assets that become due and payable prior to the Closing Date and timely file all tax returns with respect thereto;

(d)	not enter into a material contract, or materially amend or change the terms of any such contract that would involve individual commitments of more than $50,000;

(e)	not plug or abandon any well located on the Properties without Buyer’s prior written consent;

(f)	not transfer, sell, mortgage, pledge or dispose of any material portion of the Properties other than the sale and/or disposal of hydrocarbons in the ordinary course of business and sales of equipment that is no longer necessary in the operation of the Properties or for which replacement equipment has been obtained; and

(g)	preserve in full force and effect all oil and gas leases, operating agreements, easements, rights-of-way, permits, licenses and agreements that relate to the Properties.

(h)	submit to Buyer for prior written approval, all requests for operating or capital expenditures relating to the Properties that involve individual commitments of more than $50,000, and

(i)	obtain Buyer’s written approval prior to voting under any operating, joint venture, partnership or similar agreement.

In order to reimburse Seller for administrative overhead expenses incurred in order to operate the properties in accordance with this Section from the Effective Time to the Closing Date, Buyer shall pay Seller a fee of $80,000.00 per month, prorated for any partial month.

Section 13.02 Limitations on the Operational Obligations and Liabilities of Seller

(a)	From and after the date of execution of this Agreement and until the Closing, and subject to the provisions of applicable operating and other agreements, Seller shall use its reasonable efforts to operate the Assets and use its reasonable efforts to cause any other operators to operate and administer the Assets in a manner consistent with its past practices, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.

Buyer acknowledges that Seller owns undivided interests in some or all of the Assets, and Buyer agrees that the acts or omissions of the other working interest owners shall not constitute a violation of the provisions of this Article XIII, nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interests in a manner that complies with the provisions of this Article XIII. To the extent that Seller is not the operator of any of the Assets, the obligations of Seller in this Article XIII shall be construed to require that Seller use reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Assets to take such actions or render such performance within the constraints of the applicable operating agreements and other applicable agreements.

Section 13.03 Special Meeting; Information Circular/Proxy Statement.

(a) The Parties acknowledge and agree that this Agreement and the transaction contemplated hereby is conditioned on and subject to requisite approval (the “Parent Securityholder Approval”) by the applicable securityholders of Parent (the “Parent Securityholders”), including the approval of two-thirds OF THE VOTES ACTUALLY CAST AT A SPECIAL MEETING OF THE HOLDERS OF COMMON SHARES OF PARENT (NOT COUNTING FOR This purpose abstentions, spoiled votes, illegible votes and/or defective votes).

(b) As promptly as practicable following the date of this Agreement, Parent shall, (i) establish a record date for, duly call, and give notice of, convene and hold a special meeting (the “Special Meeting”) of the applicable securityholders of Parent for the purpose of obtaining the Parent Securityholder Approval and (ii) prepare and shall file with applicable Regulatory Authorities an information circular/proxy statement with respect to the transaction for use in soliciting proxies for the Special Meeting (the “Information Circular”). The Parties shall fully cooperate in connection with the preparation of the Information Circular and responding to any comments from the Regulatory Authorities, including the Securities and Exchange Commission and the Toronto Stock Exchange. Buyer shall furnish all information concerning Buyer as Parent may reasonably request in connection with such actions and the preparation of the Information Circular, which information shall not contain any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Parties shall use all reasonable efforts to cause the Information Circular to be approved or otherwise cleared by the applicable Regulatory Authorities as soon as practicable.

(c) As promptly as practicable after the Information Circular has been approved or otherwise cleared by each of the applicable Regulatory Authorities, Parent shall (i) mail the Information Circular to the Parent Securityholders in accordance with applicable law and (ii) use all reasonable efforts to hold the Special Meeting as soon as practicable thereafter.

Section 13.04 Required Approvals.

(a) Following the execution hereof, Parent and Seller shall use commercially reasonable efforts, and Buyer shall cooperate in good faith with Sellers, to obtain all approvals required from any Regulatory Authority, as defined below. Schedule 13.04 (a) sets forth a list of the Parties’ understanding, as of the date of this Agreement, as to all consents, approvals, notices or filings that are required to be obtained or made by Parent or Seller in connection with the execution, delivery and performance of this Agreement and consummation of the Transaction (the “Required Approvals”). The Parties shall update Schedule 13.04(a) from time to time to reflect any changes or updates to the list of Required Approvals. For purposes of this Agreement, “Regulatory Authority” means any: (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (ii) any subdivision, agency, commission, board or authority of any of the foregoing; or (iii) any quasigovernmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, including any stock exchange.

(b) The Parties will cooperate with each other (including by furnishing relevant information) in complying with any filing or notification formalities required to obtain any approval or clearance of or non-objection found to be applicable to the transaction by any competent anti-trust or competition authority; and any other filings, submissions or approvals required from any Governmental Authority or Regulatory Authority.

(c) Each Party shall supply the others copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) with Governmental Authority or Regulatory Authority with respect to this Agreement and the transactions contemplated hereby.

(d) With respect to information furnished by the Parties in connection with any application, statement or filing relating to the transactions contemplated in this Agreement, such information at the time such information is furnished shall be correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 13.05 Operation of the Assets After the Closing. It is expressly understood and agreed that Seller shall not be obligated to continue operating any of the Assets following the Closing and Buyer hereby assumes full responsibility for operating (or causing the operation of) all Assets following the Closing. Seller shall make its personnel available to Buyer prior to the Closing as may be reasonably necessary to assist in the transition if Buyer becomes the operator. Notwithstanding anything to the contrary contained herein, as of Closing, Seller will resign as operator of any wells within the Assets that Seller currently operates.

Section 13.06 Casualty Loss.

(a)	Buyer shall assume all risk of loss with respect to, and any change in the condition of, the Assets from the date of this Agreement until the Closing, including with respect to the depletion of Hydrocarbons, the watering-out of any well, the collapse of casing, sand infiltration of wells, and the depreciation of personal property.

(b)

If after the date of this Agreement and prior to the Closing any part of the Assets shall be damaged or destroyed by fire or other casualty or if any part of the Assets shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, this Agreement shall remain in full force and effect notwithstanding any such destruction, taking or proceeding, or the threat thereof and the Parties shall proceed with the transactions contemplated by this Agreement notwithstanding such destruction or taking without reduction of the Purchase Price, but subject to Section 13.06(c).

(c)	Notwithstanding Section 13.06(a), in the event of any loss described in Section 13.06(b), at the Closing, Seller shall pay to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Assets (up to the Allocated Value thereof), including any sums paid pursuant to any policy or agreement of insurance or indemnity, and shall assign, transfer and set over unto Buyer all of the rights, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from third parties, including any policy or agreement of insurance or indemnity, arising out of such destruction or taking (up to the Allocated Value thereof). Notwithstanding anything to the contrary in this Section 13.06, Seller shall not be obligated to carry or maintain, and shall have no obligation or liability to Buyer for its failure to carry or maintain, any insurance coverage with respect to any of the Assets. Notwithstanding anything to the contrary contained in this Section 13.06, should the uncompensated loss exceed Three Million U.S. Dollars ($3,000,000), Buyer shall have the option to terminate this Agreement.

Section 13.07 Operatorship. As of Closing, Seller will send out notifications of its resignation as operator for all wells Seller currently operates and is selling to Buyer pursuant to this Agreement. Seller makes no representation and/or warranty to Buyer as to the transferability or assignability of operatorship of such wells. Buyer acknowledges that the rights and obligations associated with such wells are governed by applicable agreements and that operatorship will be determined by the terms of those agreements.

Section 13.08 Personnel. Seller and its affiliates shall reasonably cooperate with Buyer or Buyer’s affiliate in permitting Buyer or Buyer’s affiliate to interview, on a voluntary basis, each eligible employee identified in Schedule 13.08, so as to make selection decisions and communicate to such employees any information concerning employment offers and employment with Buyer or Buyer’s affiliate. Within thirty (30) days after the date of this Agreement, Buyer or Buyer’s affiliate shall deliver written offers of employment, contingent upon the occurrence of Closing, to those individuals it wishes to hire at Buyer’s or Buyer’s affiliate’s sole discretion (the “Offer Letters”), which, if accepted, shall provide that such employee shall be hired by Buyer effective as of the Closing Date. Each individual who accepts Buyer or Buyer’s affiliate’s offer of employment and who satisfies the conditions of such offer of employment shall become an employee of Buyer or Buyer’s affiliate effective upon no earlier than the Closing Date (the “Employment Commencement Date”) and shall be referred to herein as a “Transferred Employee”). Buyer or Buyer’s affiliate shall provide to the Transferred Employees employee benefits under plans or policies established or maintained by Buyer or Buyer’s affiliate (“Buyer or Buyer’s Affiliate Benefit Plans”) to the same extent that Buyer or Buyer’s affiliate provides benefits to their similarly situated employees in accordance with Buyer or Buyer’s Affiliate Benefit Plans. Buyer, for itself and for Buyer’s affiliate, represents that in addition to its normal eligibility requirements for retiree medical coverage, eligibility of a Transferred Employee for such coverage shall require at least five (5) years of actual service with Buyer and/or Buyer’s affiliate from and after the Employment Commencement Date. Seller shall retain all liabilities with respect to Seller’s or its affiliate’s current or former employees attributable to the period ending prior to the Closing Date, including (i) any liabilities that arise as a result of the transactions contemplated hereby (including the termination of employment of any Seller employee), (ii) any obligations under any Seller benefit plan prior to the Closing Date, (iii) any responsibilities under the Employee Retirement Income Security Act of 1974, as amended, (iv) any liabilities arising out of any obligations under the WARN Act arising as a consequence of the transactions contemplated by this Agreement, and (v) any compensation owed or payable to Seller’s or its affiliate’s current or former employees, prior to the Closing Date (“Employment Liabilities”). No provision of this Agreement shall create any third party beneficiary rights in any Transferred Employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Transferred Employee by Buyer or Buyer’s affiliate or under any benefit plan which Buyer or Buyer’s affiliate may maintain.

Article XIV

Obligations and Indemnification

Section 14.01 Retained Obligations. Provided that the Closing occurs, Seller and Parent shall retain the following obligations (collectively, the “Retained Obligations”):

(a)	any breach of the representations or warranties of Seller in this Agreement;

(b)	the ownership or operation of the Assets, or any part thereof, to the extent attributable to the period of time prior to the Closing;

(c)	any personal injury (including death), property damage, fines, penalties, or injunctions, to the extent related to the ownership or operation of the Assets and arising from events occurring prior to the Closing;

(d)	any offsite disposal, prior to the Closing, of hazardous substances, hazardous materials or hazardous waste arising from the operation or use of the Assets;

(e)	(a) the payment of any Property Taxes or Severance Taxes allocable to the period prior to the Effective Time, (b) the proper payment or accounting for royalties or other lease burdens related to production of Hydrocarbons from the Assets prior to the Closing, and (c) disputes related to the proper billing or payment of joint interest billing accounts related to ownership or operation of the Assets prior to the Closing;

(f)	any swap, derivative, hedge or similar contracts or debt instruments of Seller or its affiliate relating to the Assets;

(g)	any suit, action, proceeding, lawsuit or other litigation pending against Seller or its affiliates relating to the Assets prior to the Closing;

(h)	ownership, operation or use of the Excluded Assets;

(i)	any Employment Liabilities, and all liabilities related to employees retained by Seller after Closing;

(j)	any Gas Imbalances not otherwise accounted for in the Accounting Statement;

(k)	any gross negligence or willful misconduct of Seller or its affiliates, to the extent related to the ownership or operation of the Assets and arising from events occurring prior to the Closing; and

(l)	commissions, finder’s fees or other remuneration due to any agent, broker or finder claiming by, through or under Seller with respect to the transactions contemplated by this Agreement.

Section 14.02 Assumed Obligations. Provided that the Closing occurs, except to the extent of the Retained Obligations, Buyer hereby assumes all duties, obligations and liabilities of every kind and character with respect to the Assets or the ownership or operation thereof, which are attributable to periods on or after the Effective Time, including, without limitation, those arising out of (a) the terms of the Easements, Contracts, Leases, Personal Property or Subject Interests comprising part of the Assets, (b) Gas Imbalances, (c) suspense accounts, (d) ad valorem, property, severance and other similar taxes or assessments based upon or measured by the ownership of the Assets or the production therefrom attributable to the period of time from and after the Effective Time, (e) the condition of the Subject Interests, regardless of whether such condition arose before or after the Effective Time, (f) obligations to properly plug and abandon or re-plug or re-abandon or remove wells, flowlines, gathering lines or other facilities, equipment or other personal property or fixtures comprising part of the Assets, and (g) obligations to restore the surface of the Subject Interests and obligations to remediate or bring the Subject Interests into compliance with applicable Environmental Laws (including conducting any remediation activities that may be required on or otherwise in connection with activities on the Subject Interests), regardless of whether such obligations or conditions or events giving rise to such obligations, arose, occurred or accrued before or after the Effective Time (collectively, the “Assumed Obligations”).

Section 14.03 Buyer’s Indemnification. Provided that the Closing occurs, Buyer shall release, defend, indemnify and hold harmless Seller, its partners, and their respective officers, directors, employees, agents, partners, representatives, members, shareholders, affiliates, subsidiaries, successors and assigns (collectively, the “Seller Indemnitees”) from and against any and all claims, damages, liabilities, losses, causes of action, costs and expenses (including, without limitation, those involving theories of negligence or strict liability and including court costs and attorneys’ fees) (collectively, the “Losses”) as a result of, arising out of, or related to the Assumed Obligations, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE SELLER INDEMNITEES; provided, that no such indemnification shall be applicable to the extent that gross negligence or willful misconduct of the Seller Indemnitees caused or contributed to the indemnifiable loss.

Section 14.04 Seller’s and Parent’s Indemnification. Provided that the Closing occurs, Seller and Parent shall release, defend, indemnify and hold harmless Buyer, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the “Buyer Indemnitees”) from and against any and all Losses as a result of, arising out of, or related to the Retained Obligations REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY THE SOLE, JOINT, COMPARATIVE OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE BUYER INDEMNITEES; provided, that no such indemnification shall be applicable to the extent that gross negligence or willful misconduct of the Buyer Indemnitees caused or contributed to the indemnifiable loss. Notwithstanding anything to the contrary contained herein, Buyer shall bear sole responsibility for the aggregate costs associated with all Retained Obligations set forth in Sections 14.01(a) and (b) up to a deductible percentage of three percent (3%) of the Purchase Price. By the prior sentence, it is the intent that Seller and Parent only be obligated to the extent of the excess of the claims above the deductible percentage of three percent (3%). Such deductible percentage of three (3%) shall not apply to the Retained Obligations set forth in Sections 14.01(c) through (l).

Section 14.05 Notices and Defense of Indemnified Matters. Each Party shall promptly notify the other Party of any matter of which it becomes aware and for which it is entitled to indemnification from the other Party under this Agreement. The indemnifying Party shall be obligated to defend, at the indemnifying Party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any matter for which the indemnifying Party has agreed to indemnify and hold the indemnified Party harmless under this Agreement. However, the indemnified Party shall have the right to participate with the indemnifying Party in the defense of any such matter at its own expense.

Section 14.06 Indemnity Escrow. At Closing, Buyer shall, on behalf of Seller, pay to Burnet, Duckworth & Palmer LLP, as agent to Buyer and Seller (the “Escrow Agent”), in immediately available funds, to the account designated by the Escrow Agent, Three Million U.S. Dollars ($3,000,000) (the “Indemnity Escrow Amount”), in accordance with the terms of this Agreement and the Escrow Agreement in a form of Exhibit H hereto, which shall be executed at Closing, by and among the Buyer, Seller and Escrow Agent (the “Escrow Agreement”). Any payment that Seller or Parent is obligated to make to the Buyer Indemnities hereunder pursuant to this Article XIV shall be paid, to the extent there are sufficient funds in the account created by the Escrow Agreement (the “Indemnity Escrow Account”), by release of funds to such Buyer Indemnities from the Indemnity Escrow Account in accordance with the terms of the Escrow Agreement by the Escrow Agent. Any disbursement of funds in the Escrow Account requires the prior written consent of the parties to the Escrow Agreement, and all such parties shall reasonably cooperate in connection with any such disbursement.

Article XV

Limitations on Representations and Warranties

Section 15.01 Disclaimers of Representations and Warranties. The express representations and warranties of Seller and/or Parent contained in this Agreement and the Assignment are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER AND/OR PARENT IN THIS AGREEMENT AND THE ASSIGNMENT, BUYER ACKNOWLEDGES THAT SELLER AND/OR PARENT HAS NOT MADE, AND SELLER AND/OR PARENT HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT

COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS, (b) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY OR ON BEHALF OF SELLER AND/OR PARENT, AND (c) THE ENVIRONMENTAL CONDITION OF THE ASSETS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER AND/OR PARENT IN THIS AGREEMENT, SELLER AND/OR PARENT EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, AS TO PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE ASSETS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF BUYER AND SELLER AND/OR PARENT THAT THE PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE ASSETS SHALL BE CONVEYED TO BUYER, AND BUYER SHALL ACCEPT SAME, AS IS, WHERE IS, WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND BUYER REPRESENTS TO SELLER AND/OR PARENT THAT BUYER WILL MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO SUCH PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES AS BUYER DEEMS APPROPRIATE. SELLER AND/OR PARENT AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

Section 15.02 Independent Investigation. Buyer represents and acknowledges that it is knowledgeable of the oil and gas business and of the usual and customary practices of producers such as Seller and that it has had (or will have prior to the Closing) access to the Assets, the officers and employees of Seller, and the books, records and files of Seller relating to the Assets, and in making the decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer will have relied as of Closing solely on the basis of its own independent due diligence investigation of the Assets and upon the representations and warranties made in this Agreement and the Assignment, and not on any other representations or warranties of Seller or any other person or entity.

Section 15.03 Survival. Notwithstanding anything contained in this Agreement to the contrary, the representations, warranties, covenants and obligations of Seller under this Agreement shall survive the Closing for sixty (60) days only; provided that Parent shall be responsible for such representations, warranties, covenants and obligations after such sixty (60) day period in accordance with Section 17.16. The representations, warranties, covenants and obligations of Parent under this Agreement, including but not limited to Section 17.16 of this Agreement, shall survive the Closing for six (6) months only. Notwithstanding the termination of any indemnity, representation or warranty pursuant to this Section 15.03, any claim for indemnification or breach of representation or warranty properly raised prior to the expiration of such indemnity, representation or warranty shall survive until such claim and the payment and the indemnity with respect thereto are resolved, provided, however, in no event shall Seller’s and/or Parent’s liability for any such claim(s) exceed in the aggregate the Three Million U.S. Dollars ($3,000,000) deposited pursuant to the Indemnity Escrow Agreement.

Article XVI

Expert Dispute Resolution

Section 16.01 General. Any and all claims, Disputes, controversies or other matters in question arising out of or relating to title issues under Section 3.05, environmental issues under Section 4.04, or calculation of the Accounting Statement or revisions thereto under Section 12.03 (all of which are referred to herein as “Disputes” which term shall not include any other disputes claims, disputes, controversies or other matters in question arising under this Agreement) shall be resolved in the manner prescribed by this Article XVI.

Section 16.02 Senior Management. If a Dispute occurs that the senior representatives of the Parties responsible for the transaction contemplated by this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arose, Seller shall nominate and commit one of its senior officers, and Buyer shall nominate and commit one of its senior officers, to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve same. If such senior management have been unable to resolve such Dispute within a period of fifteen (15) days after such meeting, or if such meeting has not occurred within forty-five (45) days following such Dispute arising, then either Party shall have the right, by written notice to the other, to resolve the Dispute through the relevant Independent Expert pursuant to Section 16.03.

Section 16.03 Dispute by Independent Expert.

(a)	Each Party shall have the right to submit Disputes regarding title issues under Section 3.05, environmental issues under Section 4.04, or calculation of the Accounting Statement or revisions thereto under Section 12.03, to an independent expert appointed in accordance with this Section 16.03 (each, an “Independent Expert”), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of the Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Rules (as defined in Subsection (b) of this Section 16.03).

(b)	Disputes to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the Rules of the American Arbitration Association to the extent such Rules do not conflict with the provisions of this Agreement The Independent Expert shall be instructed by the Parties to resolve such Dispute as soon as reasonably practicable in light of the circumstances. The decision and award of the Independent Expert shall be binding upon the Parties as an award under the Federal Arbitration Act and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.

(c)	The charges and expenses of the arbitrator shall be shared equally by Seller and Buyer.

(d)	Any arbitration hearing held pursuant to Section 16.03 shall be held in Los Angeles, California.

Section 16.04 Limitation on Arbitration. ALL OTHER DISAGREEMENTS, DIFFERENCES, OR DISPUTES ARISING BETWEEN SELLER AND BUYER UNDER THE TERMS OF THIS AGREEMENT OUTSIDE OF TITLE ISSUES UNDER SECTION 3.05, ENVIRONMENTAL ISSUES UNDER SECTION 4.04, AND CALCULATION OF THE ACCOUNTING STATEMENT AND REVISIONS THERETO UNDER

SECTION 12.03 (AND NOT COVERED BY SECTION 16.03) SHALL NOT BE SUBJECT TO ARBITRATION AND SHALL BE DETERMINED BY A COURT OF COMPETENT JURISDICTION, UNLESS THE PARTIES OTHERWISE MUTUALLY AGREE.

Article XVII

Miscellaneous

Section 17.01 Names. As soon as reasonably possible after the Closing, but in no event later than 45 days after the Closing, Buyer shall remove the names of Seller and its affiliates, and all variations thereof, from all of the Assets and make the requisite filings with, and provide the requisite notices to, the appropriate federal, state or local agencies to place the title or other indicia of ownership, including operation of the Assets, in a name other than the name of the Seller or any of its affiliates, or any variations thereof.

Section 17.02 Expenses. Each Party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with this transaction, and neither Party shall be entitled to any reimbursement for such expenses from the other Party.

Section 17.03 Document Retention. As used in this Section 17.03, the term “Documents” shall mean all files, documents, books, records and other data delivered to Buyer by Seller pursuant to the provisions of this Agreement (other than those that Seller has retained either the original or a copy of), including, but not limited to: financial and tax accounting records; land, title and division of interest files; contracts; engineering and well files; and books and records related to the operation of the Assets prior to the Closing Date. Buyer shall retain and preserve the Documents for a period of no less than four (4) years following the Closing Date (or for such longer period as may be required by law or governmental regulation), and shall allow Seller or its representatives to inspect the Documents at reasonable times and upon reasonable notice during regular business hours during such time period. Seller shall have the right during such period to make copies of the Documents at its expense.

Section 17.04 Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties and specifically referencing this Agreement.

Section 17.05 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 17.06 Publicity and Disclosure of Agreement. Neither Party shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated herein or make any filing with any Regulatory Authority with respect thereto without the prior written consent of the other Party, except as may be required by applicable law or by obligations pursuant to any listing agreement with a stock exchange and only after using its reasonable commercial efforts to consult the other Party, taking into account the time constraints to which it is subject as a result of such law or obligation. Each of Parties shall use its commercially reasonable efforts to enable the other of them to review and comment on all such press releases and filings prior to the release thereof. Buyer acknowledges and agrees that this Agreement shall be filed as required with any applicable Governmental Authority or Regulatory Authority and included, in whole or in part, in the Information Circular or as otherwise required to be disclosed in accordance with applicable law.

Section 17.07 Reasonable Commercial Efforts. Each Party shall use its respective reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated herein, including the execution and delivery of such additional or further consents, documents and other instruments and shall take all such further actions as the other Parties may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the other related agreements.

Section 17.08 Construction. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Agreement shall not be construed more strictly against one Party than another on the grounds of authorship.

Section 17.09 No Third Party Beneficiaries. Except as provided in Sections 14.04 and 14.05, nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall otherwise not be construed as a Third Party beneficiary contract.

Section 17.10 Assignment. Neither Party may assign or delegate any of its rights or duties hereunder without the prior written consent of the other Party and any assignment made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.

Section 17.11 Governing Law. This Agreement, other documents delivered pursuant hereto and the legal relations between the Parties shall be governed and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction. Except as provided in Article XVI, any dispute arising out of or relating to this Agreement which cannot be amicably resolved by the Parties, shall be brought in a federal or state court of competent jurisdiction sitting in Los Angeles County of the State of California, and the Parties irrevocably submit to the jurisdiction of any such court solely for the purpose of any such suit, action or proceeding.

Section 17.12 Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by U.S. Mail postage prepaid, return receipt requested, overnight courier or facsimile to the addresses of Seller and Buyer set forth below. Any such notice shall be effective only upon receipt.

Parent and Seller:	Clarence Cottman c/o Legacy Energy, Inc. 1160 Eugenia Place, Ste. 100 Carpinteria, CA 93013 OR

Scott Dobson c/o Legacy Energy, Inc. 1160 Eugenia Place, Ste. 100 Carpinteria, CA 93013

Buyer:	Sean B. Murphy c/o Day Carter & Murphy LLP 3620 American River Drive, Suite 205 Sacramento, CA 95864

Either Party may, by written notice so delivered to the other Party, change its address for notice purposes hereunder.

Section 17.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and the Parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 17.14 Time of the Essence. Time shall be of the essence with respect to all time periods and notice periods set forth in this Agreement.

Section 17.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each Party that executes the same whether or not all of such Parties execute the same counterpart. If counterparts of this Agreement are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Agreement, but each counterpart shall be considered an original.

Section 17.16 Parent Joint and Several Liability. Notwithstanding anything to the contrary in this Agreement, Parent, Seller and Buyer agree that (i) Parent is and shall be jointly and severally liable after Closing for all of Seller’s obligations, covenants, representations, warranties, liabilities or indemnities under this Agreement and under any document to be entered into by Seller at Closing; and (ii) Parent shall be deemed to have separately agreed to each and every obligation, covenant, representation, warranty, liability or indemnity of Seller set forth in this Agreement, even if such obligation, covenant, representation, warranty, liability or indemnity only refers to Seller and does not refer to Parent.

[Signatures on following page]

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Agreement as of the date first set forth above.

SELLER:

LEGACY ENERGY, INC.

By:	/s/ Clarence Cottman
Name:	CLARENCE COTTMAN
Title:	CHIEF EXECUTIVE OFFICER

PARENT:

NIMIN ENERGY CORP.

By:	/s/ Clarence Cottman
Name	CLARENCE COTTMAN
Title:	CHIEF EXECUTIVE OFFICER

BUYER:

SOUTHERN SAN JOAQUIN PRODUCTION, LLC

By:	/s/ Todd Stevens
Name:	TODD STEVENS
Title:	VICE PRESIDENT

EXHIBIT A

THE LEASES

PLEITO CREEK FIELD

KERN COUNTY, CA

DOCUMENT NO.:	0206010333
LESSOR:	Petro Resources, Inc.
LESSEE:	Pleito Oil & Gas Corp. (POGC)
LEASE DATE:	January 13, 2006
ASSIGNED:	POGC to Legacy Energy, LLC August 31, 2006
DOCUMENT NO.:	0206218646

DOCUMENT NO.:	0205154152
LESSOR:	Petro Resources, Inc.
LESSEE:	Thomas L. Davis (Davis)
LEASE DATE:	April 26, 2005
ASSIGNED:	Davis to Legacy Energy, LLC August 31, 2006
DOCUMENT NO.:	0206218645

DOCUMENT NO.:	0208048232
LESSOR:	Vintage Production California, LLC
LESSEE:	Legacy Energy, Inc.
LEASE DATE:	January 1, 2008

END OF EXHIBIT A

EXHIBIT B

THE WELLS

WELL NAME	API NUMBER	FIELD	PROPERTY DESCRIPTION	WORKING INTEREST	NET REVENUE INTEREST
PLEITO PRI FEE 1-35	04029603650000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
PLEITO PRI FEE 2-35	04029640930000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
PLEITO PRI FEE 20-35	04029666950000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
PLEITO PRI FEE 21-35	04029669570000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
PLEITO PRI FEE 22R-35	04029669030000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 1	04029355070100	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 3	04029355090001	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 5	04029355110200	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 7	04029355130100	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 12	04029355170001	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST 13	04029355210000	Pleito Creek	Section 36, T11N, R21W	100%	78.00%
TEN WEST 16	04029355200200	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST H1	04030335570100	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST H2	04030357400200	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST H3	04030357410000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST H4	04030360200000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST H8	04030367300300	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST O2 (Olcese)	04030360210000	Pleito Creek	Section 35, T11N, R21W	100%	75.00%
TEN WEST 23-35*	04030438830000	Pleito Creek	Section 35, T11N, R21W	100%	75.00%
TEN WEST 24-35*	04030439440000	Pleito Creek	Section 35, T11N, R21W	100%	75.00%
TEN WEST O1 (Injector)	04030346490000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%
TEN WEST IP1 (Injector)	04030367310000	Pleito Creek	Section 35, T11N, R21W	100%	78.00%

Baseline**

*	The net revenue interest on the Ten West 23-35 and 24-35 wells changes to between 58% and 60% on each well when each individual well reaches cumulative production of 100,000 barrels of oil.
**	Baseline production pursuant to Article 5 of the Addendum to Oil and Gas Lease dated January 13, 2006, between Pleito Oil & Gas Corp. and Petro Resources, Inc. payable to mineral owner is 506.4 barrels of oil per month in 2012 and declines 5.5% each year thereafter. Also, in 2012 the net revenue on Santa Margarita production is 82% on 256 barrels of oil per month declining by 5.5% per year. Santa Margarita production above 762.4 (506.4 + 256) barrels of oil per month is at net revenue interest of 78%.

END OF EXHIBIT B

EXHIBIT C

ALLOCATED VALUES

WELL NAME	API NUMBER	WORKING INTEREST	NET REVENUE INTEREST	ALLOCATED VALUES
PLEITO PRI FEE 1-35	4029603650000	100%	78.00%	$500,000
PLEITO PRI FEE 2-35	4029640930000	100%	78.00%	$500,000
PLEITO PRI FEE 20-35	4029666950000	100%	78.00%	$2,030,569
PLEITO PRI FEE 21-35	4029669570000	100%	78.00%	$125,140
PLEITO PRI FEE 22R-35	4029669030000	100%	78.00%	$500,000
TEN WEST 1	4029355070100	100%	78.00%	$500,000
TEN WEST 3	4029355090001	100%	78.00%	$500,000
TEN WEST 5	4029355110200	100%	78.00%	$500,000
TEN WEST 7	4029355130100	100%	78.00%	$500,000
TEN WEST 12	4029355170001	100%	78.00%	$500,000
TEN WEST 13	4029355210000	100%	78.00%	$500,000
TEN WEST 16	4029355200200	100%	78.00%	$500,000
TEN WEST H1	4030335570100	100%	78.00%	$3,163,910
TEN WEST H2	4030357400200	100%	78.00%	$5,220,452
TEN WEST H3	4030357410000	100%	78.00%	$1,591,400
TEN WEST H4	4030360200000	100%	78.00%	$1,416,676
TEN WEST H8	4030367300300	100%	78.00%	$1,652,789
TEN WEST O2 (Olcese)	4030360210000	100%	75.00%	$1,560,705
TEN WEST 23 -35	4030438830000	100%	75.00%	$3,740,025
TEN WEST 24 -35	4030439440000	100%	75.00%	$198,335
TEN WEST O1 (Injector)	4030346490000	100%	78.00%	$1,000,000
TEN WEST IP1 (Injector)	4030367310000	100%	78.00%	$500,000
			Total	$27,200,000

END OF EXHIBIT C

EXHIBIT D

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (the “Assignment”) effective as of 7:00 a.m., on April 12, 2012 (the “Effective Time”) is made by Legacy Energy, Inc., a Delaware corporation (“Assignor”), whose address is 1160 Eugenia Place, Suite 100, Carpinteria, California, 93013 to Southern San Joaquin Production, LLC (“Assignee”), whose address is 3629 American River Drive, Suite 205, Sacramento, California, 95864.

ARTICLE I

GRANTING AND HABENDUM

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Assignor does hereby grant, bargain sell, transfer, set out, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the Assets. The term “Assets” shall mean all of Assignor’s right, title and interest in and to the following:

(a)	the leasehold estates in and to the oil, gas and mineral leases described or referred to in Exhibit A attached hereto and made part hereof (the “Leases”) and any royalty, net profit interests or overriding royalty interests in and to the lands covered by the Leases, assignments and other documents of title described or referred to in Exhibit A, all as more specifically described in Exhibit A (collectively, the “Subject Interests,” or singularly, a “Subject Interest”);

(b)	all rights incident to the Subject Interests, including, without limitation, (i) all rights with respect to the use and occupation of the surface of and the subsurface depths under the Subject Interests; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Interest being a part thereof, including all Hydrocarbon (as defined in Subsection (d) of Section 1.02 in the Purchase and Sale Agreement referred to hereinafter) production after the Effective Time attributable to the Subject Interests or any such pool or unit allocated to any such Subject Interest;

(c)	to the extent assignable or transferable, all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used solely in connection with the Subject Interests (the “Easements”), including, without limitation, the Easements described or referred to in Exhibit A;

(d)	to the extent assignable or transferable, all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the Subject Interests and the Easements or with the production, treatment, sale, or disposal of oil, gas or other hydrocarbons (collectively, “Hydrocarbons”), byproducts or waste produced therefrom or attributable thereto, including, without limitation, all wells located on the lands covered by the Subject Interests or on lands with which the Subject Interests may have been pooled, communitized or unitized (whether producing, shut in or abandoned, and whether for production, injection or disposal), including, without limitation, the wells described in Exhibit B attached hereto and made part hereof, wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities, and other materials, supplies, equipment, facilities and machinery (collectively, “Personal Property”);

(e)	to the extent assignable or transferable, all contracts, agreements and other arrangements that directly relate to the Subject Interests, the Leases or the Easements, including, without limitation, production sales contracts, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the “Contracts” described in Exhibit C attached hereto and made part hereof;

(f)	all environmental and other governmental (whether federal, state, local or tribal) certificates, consents, permits, licenses, orders, authorizations, franchises and related instruments or rights relating to the ownership, operation or use of the Subject Interests and Easements (the “Permits”);

(g)	to the extent assignable or transferable, all books, records, tax records (other than income tax), files, muniments of title, reports and similar documents and materials, including, without limitation, lease records, well records, and division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files, correspondence, that relate to the foregoing interests in the possession of, and maintained by, Seller (collectively, the “Records”);

(h)

all geological and geophysical data relating to the Subject Interests, other than such data which cannot be transferred without the consent of or payment to any Third Party, and Seller has been unsuccessful in obtaining such consent after making reasonable efforts. For purposes of this

Assignment, “Third Party” means any person or entity, governmental or otherwise, other than Seller or Buyer, and their respective affiliates; the term includes, but is not limited to, working interest owners, royalty owners, lease operators, landowners, service contractors and governmental agencies; and

(i)	All partnership interests (tax, state law or otherwise) affecting any Asset.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights, privileges, contracts and appurtenances, in any way appertaining or belonging thereto, unto Assignee, its successors and assigns, forever, subject to the matters set forth herein.

ARTICLE II

Special Warranty of Title and Disclaimers

Section 2.01. Special Warranty of Title. Assignor hereby agrees to warrant and defend title to the Assets unto Assignee against every person, whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor or its affiliates, but not otherwise; subject, however, to the Permitted Encumbrances (as such term is defined in the Purchase Agreement described below).

ARTICLE III

Miscellaneous

Section 3.01 Construction. The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment. Assignor and Assignee acknowledge that they have participated jointly in the negotiation and drafting of this Assignment and as such they agree that if an ambiguity or question of intent or interpretation arises hereunder, this Assignment shall not be construed more strictly against one party than another on the grounds of authorship.

Section 3.02 No Third Party Beneficiaries. Nothing in this Assignment shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties hereto that this Assignment shall otherwise not be construed as a Third Party beneficiary contract.

Section 3.03 Assignment. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.04 Governing Law. This Assignment, other documents delivered pursuant hereto and the legal relations between the parties hereto shall be governed and construed in accordance with the laws of the State of California , without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.

Section 3.05 Counterpart Execution. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be effective as to each party that executes the same whether or not all of such parties execute the same counterpart. If counterparts of this Assignment are executed, the signature pages from various counterparts may be combined into one composite instrument for all purposes. All counterparts together shall constitute only one Assignment, but each counterpart shall be considered an original.

Section 3.06 Recording. To facilitate the recording or filing of this Assignment, the counterpart to be recorded in a given county may contain only that portion of the exhibits that describes Assets located in that county. In addition to filing this Assignment, the parties hereto shall execute and file with the appropriate authorities, whether federal, state or local, all forms or instruments required by applicable law to effectuate the conveyance contemplated hereby. Said instruments shall be deemed to contain all of the exceptions, reservations, rights, titles and privileges set forth herein as fully as though the same were set forth in each such instrument. The interests conveyed by such separate assignments are the same, and not in addition to the Assets conveyed herein.

Section 3.07 Purchase Agreement. This Assignment is subject to all of the terms and conditions of the Purchase and Sale Agreement dated                     , by and between Assignor, Assignee and NiMin Energy Corp., as Parent.

IN WITNESS WHEREOF, this Assignment is execute y e parties on the date of their respective acknowledgments below, but shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

LEGACY ENERGY, INC.

By:
Name	Clarence Cottman
Title:	Chief Executive Officer

PARENT:

NIMIN ENERGY CORP.

By:
Name:	Clarence Cottmann
Title:	Chief Executive Officer

ASSIGNEE:

SOUTHERN SAN JOAQUIN PRODUCTION, LLC

By:
Name:
Title:

ACKNOWLEDGMENTS

STATE OF CALIFORNIA

COUNTY OF

On            , 2012, before me,                    , personally appeared Clarence Cottman, the Chief Executive Officer of Legacy Energy, Inc., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument Legacy Energy, Inc. executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

My commission expires:

NOTARY PUBLIC

STATE OF CALIFORNIA

COUNTY OF

On            , 2012, before me,                    , personally appeared Clarence Cottman, the Chief Executive Officer of NiMin Energy Corp., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument NiMin Energy Corp. executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

My commission expires:

NOTARY PUBLIC

STATE OF CALIFORNIA

COUNTY OF

On            , 2012, before me,                    , personally appeared                    , the                    of Southern San Joaquin Production, LLC, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument Legacy Energy, Inc. executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

My commission expires:

NOTARY PUBLIC

EXHIBIT A

Attached to Assignment and Bill of Sale

THE LEASES

PLEITO CREEK FIELD

KERN COUNTY, CA

DOCUMENT NO.:	0206010333
LESSOR:	Petro Resources, Inc.
LESSEE:	Pleito Oil & Gas Corp. (POGC)
LEASE DATE:	January 13, 2006
ASSIGNED:	POGC to Legacy Energy, LLC August 31, 2006
DOCUMENT NO.:	0206218646

DOCUMENT NO.:	0205154152
LESSOR:	Petro Resources, Inc.
LESSEE:	Thomas L. Davis (Davis)
LEASE DATE:	April 26, 2005
ASSIGNED:	Davis to Legacy Energy, LLC August 31, 2006
DOCUMENT NO.:	0206218645

DOCUMENT NO.:	0208048232
LESSOR:	Vintage Production California, LLC
LESSEE:	Legacy Energy, Inc.
LEASE DATE:	January 1, 2008

END OF EXHIBIT A

EXHIBIT B

TO ASSIGNMENT AND BILL OF SALE

THE WELLS

WELL NAME	API NUMBER	FIELD	PROPERTY DESCRIPTION
PLEITO PRI FEE 1-35	04029603650000	Pleito Creek	Section 35, T11N, R21W
PLEITO PRI FEE 2-35	04029640930000	Pleito Creek	Section 35, T11N, R21W
PLEITO PRI FEE 20-35	04029666950000	Pleito Creek	Section 35, T11N, R21W
PLEITO PRI FEE 21-35	04029669570000	Pleito Creek	Section 35, T11N, R21W
PLEITO PRI FEE 22R-35	04029669030000	Pleito Creek	Section 35, T11N, R21W
TEN WEST 1	04029355070100	Pleito Creek	Section 35, T11N, R21W
TEN WEST 3	04029355090001	Pleito Creek	Section 35, T11N, R21W
TEN WEST 5	04029355110200	Pleito Creek	Section 35, T11N, R21W
TEN WEST 7	04029355130100	Pleito Creek	Section 35, T11N, R21W
TEN WEST 12	04029355170001	Pleito Creek	Section 35, T11N, R21W
TEN WEST 13	04029355210000	Pleito Creek	Section 36, T11N, R21W
TEN WEST 16	04029355200200	Pleito Creek	Section 35, T11N, R21W
TEN WEST H1	04030335570100	Pleito Creek	Section 35, T11N, R21W
TEN WEST H2	04030357400200	Pleito Creek	Section 35, T11N, R21W
TEN WEST H3	04030357410000	Pleito Creek	Section 35, T11N, R21W
TEN WEST H4	04030360200000	Pleito Creek	Section 35, T11N, R21W
TEN WEST H8	04030367300300	Pleito Creek	Section 35, T11N, R21W
TEN WEST O2 (Olcese)	04030360210000	Pleito Creek	Section 35, T11N, R21W
TEN WEST 23-35	04030438830000	Pleito Creek	Section 35, T11N, R21W
TEN WEST 24-35	04030439440000	Pleito Creek	Section 35, T11N, R21W
TEN WEST O1 (Injector)	04030346490000	Pleito Creek	Section 35, T11N, R21W
TEN WEST IP1 (Injector)	04030367310000	Pleito Creek	Section 35, T11N, R21W

END OF EXHIBIT B

EXHIBIT C

ATTACHED TO ASSIGNMENT AND BILL OF SALE

CONTRACTS

PLEITO CREEK FIELD

KERN COUNTY, CA

1. Purchase and Sale Agreement dated August 31, 2006, by and between Legacy Energy, LLC, as Purchaser and Pleito Oil & Gas Corporation, as Seller.

2. Agreement dated May 25, 2007, by and between Legacy Energy, LLC and The Wildlands Conservancy.

3. Assignment of Compensatory Royalty and Pass Through Agreement dated November 1, 2011 by and between Legacy Energy, Inc. and Petro Resources, Inc. Recorded November 30, 2011, Document Number 0211157222 of the official records of Kern County, California.

4. Crude Oil Purchase Contract – Outright crude oil purchase contract dated March 1, 2007 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

5. Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2008 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

6. Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2009 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

7. Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated August 1, 2009 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

8. Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2011 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

9. Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated August 1, 2011 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

10. Crude Oil Sale Contract and Netting Agreement – Outright crude oil sale contract dated January 1, 2011 by and between Legacy Energy, LLC, as purchaser and Plains Marketing, L.P., as seller.

11. Product Agreement between BOC Gases and Legacy Energy dated January 7, 2008.

END OF SCHEDULE EXHIBIT C

EXHIBIT E

Non-Foreign Affidavit

STATE OF CALIFORNIA

COUNTY OF

LEGACY ENERGY, INC. (“Transferor”) hereby certifies as follows:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	Transferor’s US Employer ID Number is: ;

3.	Transferor’s office address is 1160 Eugenia Place, Suite 100, Carpinteria CA 93013.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine.

Under penalty of perjury, the undersigned, in his capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true correct and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

EXECUTED this    day of        , 2012.

TRANSFEROR:

LEGACY ENERGY, INC.

By:
Name:
Title:

STATE OF CALIFORNIA

COUNTY OF

On            , 2012, before me,                    , personally appeared                    , the                    of Legacy Energy, Inc., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument Legacy Energy, Inc. executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

My commission expires:

NOTARY PUBLIC

END OF EXHIBIT E

EXHIBIT F

California Form 593-C

EXHIBIT G

AGREEMENT AND GENERAL RELEASE

1. This Agreement and General Release (this “Agreement”) and one time lump sum payment, as is set forth more fully in paragraph 2, is being offered to all current Employees of Legacy Energy, Inc. (the “Company”) following the consummation of the purchase of the California assets the Company (“Closing”) with Southern San Joaquin Production, LLC or its parent, affiliate or subsidiary corporations (collectively “San Joaquin”).

2. Subject to the last sentence of this Section 2, and conditioned on and effective upon the Closing, by signing this Agreement, and in consideration for receiving a single lump-sum payment equal to $        pursuant to the [NAME OF PLAN OR AGREEMENT] effective as of [DATE], [together with the schedules and exhibits attached thereto,] and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, I absolutely and forever release and discharge the Company, San Joaquin and their respective past and present parent corporations, subsidiaries, affiliated corporations, and partners, and each of their shareholders, officers, directors, employees, agents, representatives, insurance carriers, benefit plans, fiduciaries and attorneys (collectively “Released Parties”), with respect to and from any claims, demands, damages, losses, liabilities, debts, judgments, obligations, accounts, causes of action or claims for attorneys’ fees (collectively “Claims”) that I have, or anyone claiming for me might have, or claim to have, for or as a result of my application for employment, employment or termination of employment with the Company or San Joaquin. These claims include, but are not limited to, any act or omission relating to or arising out of my application for employment, employment, benefits or other terms of employment, under any employment agreement, employment law or any California, or other state, municipal, or Federal constitution, statute, regulation or ordinance, order or common law, including without limitation, Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Civil Rights Act of 1866, as amended; the Equal Pay Act, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Employee Retirement Income Security Act of 1974, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act of 1993; United States Executive Orders 11246 and 11375; the California Fair Employment and Housing Act, California Government Code Section 12900 et seq.; the California Labor Code; the UNRUH Civil Rights Act, as amended; California Civil Code Section 51 et. seq.; the Regulation of the Office of Federal Contract Compliance Program, as amended; the Rehabilitation Act of 1973, as amended; the Worker Adjustment Retraining and Notification Act; or any claims based on misrepresentation, fraud, an accounting, wrongful or constructive discharge, breach of privacy, retaliation, breach of covenant of good faith and fair dealing, violation of public policy, defamation, negligent or intentional infliction of emotional distress, discrimination on any basis prohibited by statute, common law, ordinance or public policy, loss of consortium, negligence, interference with business opportunity or with contracts, breach of fiduciary duty, unfair insurance practices or any other federal, state or local civil rights, employee benefit, labor contract, tort, or common law arising out of or related to any act or omission occurring before this Agreement is executed. I further understand that I am waiving only those claims that I have or believe I might have as of the date I sign this Agreement, and not any claims that might arise in the future. I do not release or waive my right to enforce the terms of this Agreement, nor does this Agreement limit my right to file a charge or participate in an investigation or proceeding conducted by any federal, state or local government agency. Notwithstanding anything to the contrary set forth herein, (a) I am not releasing or discharging any Released Party, and shall retain all of my rights to defend myself against any other Person, with respect to any Claim relating to the Company or any of its subsidiaries or otherwise that is brought against me, and I shall retain all of my rights to cross-claim or to counterclaim against the Company or any of its subsidiaries with respect to any such Claim and (b) I am not releasing or discharging any Released Party or waiving any of my rights with respect to (i) indemnification and coverage under the Company’s and its subsidiaries’ respective organizational and governing documents, indemnification agreements or undertakings and related agreements in effect on the date hereof, [and (ii) coverage under the Company’s and its subsidiaries’ respective director’s and officer’s liability insurance policies in effect on the date hereof]. Nothing herein is intended to release claims that cannot be released as a matter of law.

3. As part of the general release of claims under this Agreement, I expressly waive all of my rights under Section 1542 of the California Civil Code or any comparable applicable law in any jurisdiction. Section 1542 of the California Civil Code states:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his settlement with the debtor.”

I understand and agree that I may hereafter discover claims or facts in addition to or different from those which I now know or believe to be true with respect to the subject matters of this Agreement, but that it is nevertheless my intention by signing this Agreement to fully, finally and forever release any and all claims whether now known or unknown, suspected or unsuspected, which now exist, may exist, or previously have existed as set forth above.

4. ADEA Release

I acknowledge and agree that this Agreement includes a waiver and release of all claims which I have or may have under the Age Discrimination in Employment Act of 1967, as amended (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of ADEA claims under this Agreement.

The waiver and release of claims under the ADEA contained in this Agreement does not cover rights or claims that may arise after the date on which I sign this Agreement. I have been advised in writing to consult with an attorney prior to signing this Agreement. I further acknowledge that I have been given at least forty-five (45) days to consider signing this Agreement, and I may voluntarily choose to execute the Agreement before the end of forty-five (45) day period. I also understand that I will have seven (7) days after I sign this Agreement during which I can revoke my signature and cancel the Agreement for any reason, and this Agreement shall not become effective or enforceable until after this revocation period has expired. If I wish to revoke this Agreement, I must provide written notification of my revocation before the expiration of the above-referenced seven-day period to [insert name, address, phone and facsimile information]. I hereby acknowledge and agree that I am knowingly and voluntarily waiving and releasing my rights and claims only in exchange for consideration (something of value) in addition to anything of value to which I am already entitled.

I agree and acknowledge that I have been provided along with this release, all necessary information in compliance with Section 7(f)(1)(H) of the Older Workers Benefit Protection Act.

5. Should any part of this Agreement, with the exception of the releases and related provisions embodied in Paragraphs 2, 3 and 4 be declared or determined by any Court or other tribunal of appropriate jurisdiction to be invalid or unenforceable, any such invalid or unenforceable part, term or provision shall be stricken and severed from this Agreement and all other terms of the Agreement shall remain in full force and effect to the fullest extent permitted by law. The releases and related provisions embodied in Paragraphs 2, 3 and 4 are the essence of this Agreement and should any of these paragraphs be deemed invalid or unenforceable, this Agreement shall be null and void.

6. I understand and agree that I will not divulge to any person, nor use to the detriment of the Company and San Joaquin and their respective past and present parent corporations, subsidiaries, any confidential information or trade secrets obtained during my employment. The Company and San Joaquin acknowledge that I may retain mental impressions of such confidential information and that I may, now or in the future, be working on other projects, whether or not related to the oil and gas interests owned by the Company. Consequently, notwithstanding anything in this Agreement, the Company and San Joaquin agree that I shall not be precluded from working on such other projects because of the retained mental impressions of such confidential information.

7. My failure or the failure of the Released Parties to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

8. Nothing in this Agreement constitutes an admission by the Released Parties as to the violation of any law, or breach of any duty, contract or agreement, express or implied.

9. This Agreement shall be governed by, and construed in accordance with, the laws of the state of California, without giving effect to any choice of law rules or principles thereof.

10. This Agreement shall be binding upon my heirs, executors, and assigns.

11. I agree that, except for (a) existing confidentiality, trade secret and patent obligations owed by me to the Company and/or its past or present affiliate or subsidiary corporations, which obligations of mine shall remain in full force and effect, and (b) prior releases I have executed in favor of any or all of the Released Parties, which releases by me shall remain in full force and effect and may be enforced by the Released Parties in addition to the releases I have made in this Agreement, this Agreement is the entire agreement between the Company and me and supersedes all prior and contemporaneous negotiations, representations, understandings or agreements (whether oral or written) between the Company and/or its past or present affiliate or subsidiary corporations and me. Once this Agreement becomes effective, its terms can only be altered, revoked or rescinded with the express written agreement of the parties.

I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF ITS TERMS, AND THAT I AM ENTERING INTO THIS AGREEMENT VOLUNTARILY.

Employee	Date

LEGACY ENERGY, INC.

By:
Name:
Title:
Date:

ELECTION TO EXECUTE EARLY

I,                    , understand that I have at least forty-five (45) days to consider and execute this Agreement. After careful consideration and/or consultation with counsel, however, I have freely and voluntarily elected to execute the Agreement before expiration of the forty-five (45) day period.

Employee	Date

EXHIBIT H

ESCROW AGREEMENT

This Agreement made effective as of the    day of            , 2012.

AMONG:

SOUTHERN SAN JOAQUIN PRODUCTION, LLC, a limited liability company formed pursuant to the laws of the State of Delaware, U.S.A. (hereinafter referred to as the “Buyer”)

OF THE FIRST PART

AND

LEGACY ENERGY, INC., a body corporate incorporated pursuant to the laws of the State of Delaware, U.S.A. (hereinafter referred to as the “Seller”)

OF THE SECOND PART

AND

BURNET, DUCKWORTH & PALMER LLP, a limited liability partnership with offices in the City of Calgary in the Province of Alberta (hereinafter referred to as the “Escrow Agent”)

OF THE THIRD PART

WHEREAS the Buyer, the Seller and NiMin Energy Corp. (hereinafter referred to as the “Parent”), the owner of all of the outstanding shares of the Seller, have entered into a Purchase and Sale Agreement (the “Purchase Agreement”), dated as of the date hereof pursuant to which the Buyer is purchasing the Assets (as described and defined in the Purchase Agreement) from the Seller.

AND WHEREAS pursuant to the Purchase Agreement, a certain portion of the Purchase Price payable to the Seller is to be deposited in escrow, subject to the terms and conditions of the Purchase Agreement and this Escrow Agreement.

AND WHEREAS the Escrow Agent has agreed to hold the Escrow Funds (as hereinafter defined) and disburse and apply the same in accordance with the terms and conditions of this Escrow Agreement.

NOW THEREFORE, in consideration of the promises and the mutual agreements expressed herein and in the Purchase Agreement, the Parties agree as follows:

DEFINED TERMS

Unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in the Purchase Agreement.

APPOINTMENT OF ESCROW AGENT

The Buyer and the Seller hereby appoint the Escrow Agent to serve as escrow agent hereunder and the Escrow Agent hereby accepts such appointment and agrees to act as Escrow Agent hereunder and to accept, hold and distribute the Escrow Funds in accordance with and subject to the terms and conditions hereof.

DEPOSIT OF ESCROW FUNDS AND DISBURSEMENT FUNDS

Pursuant to Section 14.06 of the Purchase Agreement, Buyer has deposited with the Escrow Agent, the sum of Three Million (US) Dollars (US$3,000,000) (the “Escrow Deposit”). The Escrow Agent hereby acknowledges receipt of the Escrow Deposit.

The Escrow Deposit and any income earned thereon are referred to herein collectively as the “Escrow Funds”.

The Escrow Agent shall maintain a separate account for the Seller (the “Escrow Account”) for the Escrow Funds.

INVESTMENTS

During the term of this Agreement, the Escrow Funds shall be invested in a money market deposit account or a successor or similar investment, unless the Escrow Agent is otherwise jointly instructed in writing by the Parties. Instructions to make any other investment (the “Alternative Investment”) must be in writing executed by both the Buyer and the Seller and shall specify the type and identity of the investments to be purchased and/or sold. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Funds or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the joint written instruction by the Parties or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent such joint written instructions to invest or reinvest the Escrow Funds. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.

All earnings, dividends or other property (including securities) received in connection with the Escrow Funds (the “Escrow Earnings”), if any, shall be converted into cash and invested as provided in this Article 4. If the Escrow Agent has invested the Escrow Funds, the Escrow

Agent shall supply a written statement to the Buyer and the Seller monthly, listing all transactions with respect to the Escrow Funds during each such period and showing the balance remaining in the Escrow Account at such time.

The Escrow Agent shall not be held liable for any losses incurred in the investments of any funds in Authorized Investments provided that the Escrow Agent is not grossly negligent or does not act in, with wilful misconduct or in bad faith in connection with such investments.

APPLICATION OF ESCROW FUNDS TO CLAIMS OF PURCHASER

If the Buyer claims that it is entitled to payments under Article XIV of the Purchase Agreement, or in connection with the transactions contemplated thereby at any time when funds remain in escrow, the Buyer may deliver written notice as provided in Article 10 hereof (any notice from the Buyer under this Article 5 shall be referred to as a “Release Notice”) to the Seller and the Escrow Agent setting forth the amount claimed (the “Claimed Amount”), and the facts giving rise to such Claimed Amount and demanding that the Claimed Amount be paid to the Buyer from the Escrow Funds. The Claimed Amount including any Escrow Earnings thereon shall be paid by the Escrow Agent out of the Escrow Funds to or at the direction of the Buyer in accordance with the Release Notice unless the Seller disputes the validity or amount of such claim by notifying Buyer and the Escrow Agent in writing, containing a description in reasonable detail of the basis for the dispute and the amount in dispute (a “Dispute Notice”), within Twenty (20) days after the Buyer’s Release Notice is delivered to the Seller. If a Dispute Notice has not been delivered to the Buyer and the Escrow Agent within the required twenty (20) day period, the Escrow Agent shall promptly disburse from the Escrow Account to or at the direction of the Buyer the portion of the Escrow Funds set forth in the Release Notice, including any Escrow Earnings thereon.

In the event that a Dispute Notice has been provided by the Seller to the Buyer and the Escrow Agent within the required twenty (20) day period, the Escrow Agent shall distribute promptly to or at the direction of the Buyer the undisputed portion (if any) of the amount set forth in the Release Notice, including any Escrow Earnings thereon, and withhold the amount in dispute (the “Disputed Amount”), which amount shall be resolved in accordance with this Section 5.02. Unless otherwise specified in the Dispute Notice, any such undisputed amounts shall be withdrawn from the Escrow Account as described in the Release Notice. The Disputed Amount shall be held by the Escrow Agent in accordance with the terms hereof until the earlier to occur of the following:

the Seller and the Buyer jointly direct the disbursement of the Disputed Amount by delivering written instruction to the Escrow Agent; or

the Escrow Agent receives a copy of a final, non-appealable Judgment or Order of a Court of competent jurisdiction (a “Directive”) with respect to the Disputed Amount (which Judgment or Order shall also be delivered by the Buyer to the Seller or by the Seller to the Buyer, as the case may be). Upon receipt of such instructions or Directive, or as promptly as practicable but in no event more than fifteen (15) days after receipt of such instructions or Directive, the Escrow Agent shall disburse or continue to hold (as the case may be) the Disputed Amount including any Escrow Earnings thereon, as required by such instructions or Directive, as the case may be. Unless otherwise specified in such instructions or Directive, any amounts disbursed pursuant to such instructions or Directive shall be withdrawn from the Escrow Account of the Seller as described in the Release Notice relating thereto.

DISTRIBUTION OF ESCROW FUNDS TO THE SELLER

Promptly following the sixth (6) month anniversary of the date hereof (the “Release Date”), the Buyer and the Seller shall deliver a notice to the Escrow Agent as provided in Article 10 hereof directing the Escrow Agent to release to the Seller or the account(s) designated by the Seller any Escrow Funds in excess of the sum of an amount equal to all Disputed Amounts outstanding on the Release Date which have not been resolved in accordance with Article 5, plus (ii) all Claimed Amounts that have not then been paid to the Buyer or disputed by the Seller in accordance with Article 5 hereof, plus (iii) Escrow Earnings on the amounts in (i) and (ii). Following the resolution of any Disputed Amounts in accordance with Article 5 hereof, the Escrow Agent shall disburse the Disputed Amounts as provided in the Directive or in written instructions from the Buyer and the Seller.

In the event that the Seller or Parent has outstanding and unpaid obligations to the Buyer pursuant to Article XIV of the Purchase Agreement equal to or exceeding the Escrow Funds, on the six (6) month anniversary of the date hereof, the Escrow Agent shall, ten (10) Business Days prior to such delivery, notify the Seller that it intends to transmit the Escrow Funds to the Buyer.

CERTAIN COVENANTS

The Buyer and the Seller hereby agree that all taxes payable with respect to the Escrow Earnings shall be the responsibility of the Seller as the Party entitled to such Escrow Earnings. The Buyer and the Seller agree that the Escrow Agent shall report the Escrow Earnings to the Seller on the appropriate tax forms and, to the extent required by the applicable law, withhold the appropriate tax. Seller agrees that it will use reasonable efforts to timely provide to the Escrow Agent all documents and information necessary to satisfy the reporting obligations with respect to the Escrow Earnings (or the aggregate amount includible in gross income of the Seller), the name, address and social insurance number or business number of the Seller, and such other information as required by the tax forms.

JOINT WRITTEN INSTRUCTIONS AND DIRECTIONS; DISBURSEMENTS

Notwithstanding any other provisions of this Escrow Agreement, the Escrow Agent shall deal with the Escrow Funds, or any part thereof, at any time in accordance with any directions given in an undisputed Release Notice or jointly given in writing by the Buyer and the Seller to the Escrow Agent or in a Directive. The Parties agree that all disbursements required to be made hereunder shall be made, in the case of the Seller, by the Seller by wire transfer of immediately available funds and in the case of the Buyer, to or at the direction of the Buyer by wire transfer of immediately available funds in accordance with the wire transfer instructions specified in the notice directing the Escrow Agent to make such disbursement.

PROVISIONS CONCERNING THE ESCROW AGENT

This Escrow Agreement sets forth, exclusively, the duties of the Escrow Agent and no additional duties or obligations shall be inferred herefrom or implied hereby.

The Escrow Agent shall not be responsible for the validity of any documents or other property delivered to it pursuant hereto, may act and rely conclusively upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instructions hereunder, believed by the Escrow Agent to be authorized, has been duly authorized to do so.

The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may in good faith do or refrain from doing in connection herewith, except to the extent that any act or omission constitutes gross negligence or wilful misconduct. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.

The Escrow Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees, and shall not be responsible for the misconduct or negligence of such agents, attorneys, custodians and nominees appointed by it, provided that the Escrow Agent has used due care in the selection and oversight of such persons.

The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the advice of such counsel.

The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless it shall have specifically consented thereto in writing.

The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of any wire or communication facility).

The Seller shall upon demand pay to the Escrow Agent One Hundred Percent (100%) of the amount of all reasonable expenses, including the reasonable fees and expenses of counsel, which the Escrow Agent may incur, and its normal fees for all services rendered (which unless otherwise agreed in writing shall be as described in Schedule A), in each case in connection with the discharge of its duties, and the exercise or enforcement of the rights of the Parties hereunder. The Escrow Agent may deduct any unpaid fees from the Escrow Funds. In the event the Escrow Agent deducts any unpaid fees for which Seller is responsible hereunder from the Escrow Funds, the Seller shall promptly deposit into the Escrow Account Seller’s portion of such unpaid fees.

The Escrow Agent may resign by giving written notice in writing to the Buyer and the Seller of such resignation, specifying a date which such resignation shall take effect, which shall in no event be earlier than sixty (60) days after the giving of such notice, and shall be discharged from its duties and obligations upon the appointment of a successor Escrow Agent as hereafter provided and the delivery to such successor of the Escrow Funds. Immediately upon receipt of such notice, the Buyer and the Seller shall appoint a successor Escrow Agent who shall be mutually acceptable to them. Any such successor Escrow Agent shall deliver to the Buyer and the Seller and to the resigning Escrow Agent a written instrument accepting such appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder, and shall be entitled to receive the Escrow Funds. In the event that a successor Escrow Agent shall not be so appointed by the date of resignation specified by the Escrow Agent, the Escrow Agent shall have the right to appoint as a successor Escrow Agent any national bank, and the Parties hereto agree to accept any such successor Escrow Agent appointed by the Escrow Agent.

In the event of any dispute between the Buyer and the Seller, or between the Escrow Agent and any one or more of the other Parties hereto, with regard to the Escrow Agent or its duties, or any other matter concerning the disposition of the Escrow Funds or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may deposit the Escrow Funds with any Court in the Province of Alberta, Canada pending the decision of such Court, and the Escrow Agent shall be entitled to refrain from action pending, and rely upon, the decision of such Court. The rights of the Escrow Agent under this Section 9.10 are cumulative of all other rights which it may have by law or otherwise.

The Parties (other than the Escrow Agent) hereby agree to jointly and severally indemnify the Escrow Agent, its officers, directors, agents and employees from and against any loss, liability or expense reasonably incurred, without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the Escrow Agreement, including the expense of defending itself against any claim or liability arising therefrom. Any payment required to be made pursuant to this Section 9.11 shall be paid first from the Escrow Fund, to the extent funds remain on deposit therein. The Escrow Agent shall not be required to give any bond or surety or report to any court despite any statute, custom or rule to the contrary. Notwithstanding the foregoing, the Buyer and the Seller (jointly and severally) agree that any payment required to be made pursuant to this Section 9.11 shall be paid Fifty Percent (50%) by the Buyer and Fifty Percent (50%) by the Seller. The Escrow Agent may deduct any unpaid amounts from the Escrow Funds. In the event Escrow Agent deducts any unpaid amounts for which the Buyer is responsible under this Section 9.11 from the Escrow Funds, the Buyer shall promptly deposit into the Escrow Account, the Buyer’s portion of such unpaid amounts and in the event Escrow Agent deducts any unpaid amounts for which the Seller is responsible hereunder from the Escrow Funds, the Seller shall promptly deposit into the Escrow Account an amount equal to that portion of such unpaid amounts. The indemnification set forth herein shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

The Buyer and the Seller together may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect. In the event of such termination, the Buyer and the Seller shall before the date of such termination jointly appoint a successor Escrow Agent, and the Escrow Agent shall deliver the remaining Escrow Funds to such successor Escrow Agent.

The Escrow Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, provided, however, that each of the other parties hereto desiring to provide such directions shall provide to the Escrow Agent an incumbency certificate listing persons with authority to act hereunder, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the Buyer or the Seller elect to give the Escrow Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Escrow Agent in its discretion elects to act upon such instructions, the Escrow Agent’s understanding of such instructions shall be deemed controlling. The Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Escrow Agent’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Buyer or the Seller, as the case may be, agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

NOTICES AND WRITTEN DIRECTIONS

All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made upon being delivered either by courier or fax delivery to the Party for whom it is intended, provided that a copy thereof is deposited, postage prepaid, certified or registered mail, return receipt requested, in the Canadian mail, bearing the address shown in this Article 10 for, or such other address as may be designated in writing hereafter by, such Party:

if to Seller:

LEGACY ENERGY, INC.

1160 Eugenia Place, Suite 100

Carpinteria CA 93013

Attention: Clarance Cottman

Phone: 805-566-2900

Fax: 805-566-2917

If to the Buyer:

SOUTHERN SAN JOAQUIN PRODUCTION, LLC

c/o Day Carter & Murphy LLP

3620 American River Drive, Suite 205

Sacramento, CA 95864

Attention: Sean B. Murphy

Phone: (916) 570-2500

Fax: (916) 570-2525

If to the Escrow Agent:

BURNET, DUCKWORTH & PALMER LLP

2400, 525 8th Avenue S.W.

Calgary, Alberta, Canada, T2P 1G1

Attention: John H. Cuthbertson

Phone: (403) 260-0305

Fax: (403) 260-5744

TRANSFER OF INTERESTS; ASSIGNMENT

Except for an assignment of this Agreement by Seller to Parent, the interests of the Buyer or the Seller in the Escrow Funds and the rights and obligations of the Parties hereunder may not be transferred except by operation of law, and will not be represented by any certificate or instrument. Seller may assign its rights and obligations under this Agreement to Parent without the prior consent of Buyer and/or Escrow Agent. Neither the Buyer nor the Seller shall be entitled to withdraw the Escrow Funds except as provided hereunder or to substitute any other property therefor.

COUNTERPARTS

Counterpart copies of this Escrow Agreement may be signed by all Parties and signature pages exchanged by fax or otherwise. The Parties intend that counterpart copies signed and exchanged as provided in the preceding sentence shall be fully binding. Counterpart originals of this Escrow Agreement shall be exchanged registered mail or express service at the earliest reasonable date following the exchange of signature pages by fax.

AMENDMENT; WAIVER

No modification, amendment or waiver of any provision of this Escrow Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Buyer, the Seller and the Escrow Agent. The failure of any Party to enforce any of the provisions of this Escrow Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Party thereafter to enforce each and every provision of this Escrow Agreement in accordance with its terms.

BINDING EFFECT; ASSIGNMENT

This Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties hereto.

HEADINGS

The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Escrow Agreement.

SEVERABILITY

If any provision of this Escrow Agreement shall be determined to be illegal or unenforceable, the remaining provisions of this Escrow Agreement shall remain in full force and effect, and this Escrow Agreement shall be construed as if the illegal or unenforceable provision were not a part hereof, so long as the remaining provisions of this Escrow Agreement shall be sufficient to carry out the overall intent of the Parties as expressed herein.

GOVERNING LAW

This Escrow Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta, Canada without regard to its conflicts of law doctrine.

FURTHER ASSURANCES

Each Party hereto shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Escrow Agreement.

THIRD PARTY BENEFICIARY

Nothing set forth in this Escrow Agreement shall be construed to confer any benefit to any third party who is not a Party to this Escrow Agreement, except as provided in Article 11 hereunder.

ATTACHED TO AND FORMING PART OF THE ESCROW AGREEMENT AMONG SOUTHERN SAN JOAQUIN PRODUCTION, LLC, LEGACY ENERGY, INC., AND BORDEN LADNER GERVAIS LLP DATED THE      DAY OF         , 2012.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first set forth above.

LEGACY ENERGY, INC.

Per:

SOUTHERN SAN JOAQUIN PRODUCTION, LLC

BURNET, DUCKWORTH & PALMER LLP

Per:

SCHEDULE A

FEES

$— per investment;

All out of pocket expenses;

$— annual administration fee; and

Hourly rate of $— per hour for any matter not specifically described in this Schedule “A”.

[End of Exhibit H]

SCHEDULE 1.02 (e)

CONTRACTS

PLEITO CREEK FIELD

KERN COUNTY, CA

1.	Purchase and Sale Agreement dated August 31, 2006, by and between Legacy Energy, LLC, as Purchaser and Pleito Oil & Gas Corporation, as Seller.

2.	Agreement dated May 25, 2007, by and between Legacy Energy, LLC and The Wildlands Conservancy.

3.	Assignment of Compensatory Royalty and Pass Through Agreement dated November 1, 2011 by and between Legacy Energy, Inc. and Petro Resources, Inc. Recorded November 30, 2011, Document Number 0211157222 of the official records of Kern County, California.

4.	Crude Oil Purchase Contract – Outright crude oil purchase contract dated March 1, 2007 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

5.	Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2008 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

6.	Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2009 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

7.	Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated August 1, 2009 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

8.	Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated January 1, 2011 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

9.	Crude Oil Purchase Contract Amendment – Outright crude oil purchase contract amendment dated August 1, 2011 by and between Legacy Energy, LLC, as seller and Plains Marketing, L.P., as purchaser.

10.	Crude Oil Sale Contract and Netting Agreement – Outright crude oil sale contract dated January 1, 2011 by and between Legacy Energy, LLC, as purchaser and Plains Marketing, L.P., as seller.

11.	Product Agreement between BOC Gases and Legacy Energy dated January 7, 2008.

END OF SCHEDULE 1.02 (e)

SCHEDULE 1.03

EXCLUDED ASSETS

PLEITO CREEK FIELD

KERN COUNTY, CA

Contents of Pleito Creek Field Office

Lab Trailer, including contents

Seatrain Storage Container – 36’, including contents

2008 Dodge Ram 1500 (VIN 1D7HU16278J178683) including contents

2008 Dodge Ram 1500 (VIN 1D7HU16N58J192558) including contents

2008 Dodge Ram 1500 (VIN 1D7HU16N78J124696) including contents

2008 Chevy Silverado 2500 (VIN 1GCHK23658F124038) including contents

15,000 gallon poly tank - (1)

Metal piping rack – (5)

Metal rod rack – (1)

Metal sheet metal rack – (1)

Cement K Rail – (24)

10-3/4” casing – (6) joints, (8) short joints

7” casing - (29) joints, (2) short joints

3-1/2”tubing – (23) joints

2-7/8”tubing – (199) joints, (19) short joints

1-1/4” polished rod – (1)

3/4” rods - (25), pony rods – (34)

3/4” line pipe – (5) joints

1-1/2” wrapped line pipe – (48) joints

2” wrapped line pipe – (15) joints

3” wrapped line pipe – (13) joints

3” line pipe – (5) joints

4” line pipe – (6) joints

6” line pipe – 4) joints

4’x8’ Expanded Sheet Metal – (3)

4’x8’x1/2” Steel Plate – (2)

6’x8’X1/2” Steel Plate – (1)

Ransom Model #RH50-E trailer mounted liquid petroleum vaporizer

Wheatley Duplex Pump, skid mounted - Serial #1216, Model 7024

5’x36” Horizontal Scrubber, skid mounted

Peerless Centrifugal Pump, skid mounted

10-bb Test Vessel, skid mounted

75 KVA Transformers – (2)

END OF SCHEDULE 1.03

SCHEDULE 3.07

VALUES ALLOCATED TO ASSETS SUBJECT TO PREFERENTIAL RIGHTS TO PURCHASE

PLEITO CREEK FIELD

KERN COUNTY, CA

There are no Preferential Rights.

END OF SCHEDULE 3.07

SCHEDULE 5.06

EXISTING CLAIMS AND LITIGATION

PLEITO CREEK FIELD

KERN COUNTY, CA

There are no existing claims or litigation.

END OF SCHEDULE 5.06

SCHEDULE 5.08

TAX PARTNERSHIPS

None

END OF SCHEDULE 5.08

SCHEDULE 5.09

CONTRACTS WITH SELLER, AFFILIATE OR CONTAINING AMI

Purchase and Sale Agreement dated August 31, 2006, by and between Legacy Energy, Inc., as Buyer and Pleito Oil and Gas Corporation, as Seller.

END OF SCHEDULE 5.09

SCHEDULE 5.11

PREFERENTIAL RIGHTS AND CONSENTS TO ASSIGN

There are no preferential rights. Leases requiring consent to assign are as follows:

DOCUMENT NO.:	0206010333
LESSOR:	Petro Resources, Inc.
LESSEE:	Pleito Oil and Gas Corp. (POGC)
LEASE DATE:	January 13, 2006
ASSIGNED:	POGC to Legacy Energy, Inc. 8/31/2006
DOCUMENT NO.:	0206218646

END OF SCHEDULE 5.11

SCHEDULE 5.16

AFEs IN EXCESS OF $75,000

PLEITO CREEK FIELD

KERN COUNTY, CA

AFE #1443.5 - Metering Well 23-35	$113,937.00

END OF SCHEDULE 5.16

SCHEDULE 5.17

BENEFIT PLANS

PLEITO CREEK FIELD

KERN COUNTY, CA

None

END OF SCHEDULE 5.17

SCHEDULE 12.02

GAS IMBALANCES

PLEITO CREEK FIELD

KERN COUNTY, CA

There are no Gas Imbalances.

END OF SCHEDULE 12.02

SCHEDULE 13.04 (a)

REQUIRED CONSENTS, APPROVALS, NOTICES AND FILINGS

1.	SEC approval of NiMin Proxy.

2.	All Canadian securities commissions in which NiMin is a reporting issuer, including the Alberta Securities Commission and TSX

END OF SCHEDULE 13.04 (a)

SCHEDULE 13.08

EMPLOYEES

PLEITO CREEK FIELD

KERN COUNTY, CA

Name	Title/Position
Gary Brown	Production Superintendent
Jackie Anderson	Operations Technician
Ronald Russell	Senior Lease Operator

END OF SCHEDULE 13.08

Please direct all inquiries to:

Questions and Further Assistance

If you have any questions about the information contained in this document or require assistance in completing your proxy form, please contact the Corporation’s proxy solicitation agent at:

North American Toll Free Number: 1-888-605-8414

Email: askus@georgeson.com

NIMIN ENERGY CORP.

Form of Proxy—Annual and Special Meeting to be held on Tuesday, June 26, 2012

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 9:00 AM, Pacific Time, on Friday, June 22, 2012.

[Computershare Voting Instructions]

Appointment of Proxyholder

I/We, being holder(s) of NiMin Energy Corp. hereby appoint: Clarence Cottman III, or failing him, Jonathan Wimbish, OR                                      (print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting) as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of NiMin Energy Corp. to be held at Fess Parker’s Doubletree Resort, 633 East Cabrillo Boulevard, Santa Barbara, California U.S.A. 93103, on Tuesday, June 26, 2012, at 9:00 AM PDT (local time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Number of Directors

To set the number of Directors at five (5).

☐ VOTE FOR	☐	VOTE AGAINST

2. Election of Directors

The nominees as stated in the Management Information Circular include: Clarence Cottman III; Brian E. Bayley; Robert L. Redfearn; W.A. (Alf) Peneycad; and William Gumma.

Vote FOR or WITHHOLD for all nominees proposed by Management.	☐	VOTE FOR	☐	WITHHOLD

3. Appointment of Auditors

Appointment of KPMG LLP as Auditors for the ensuing year and authorizing the Directors to fix their remuneration.

☐ VOTE FOR	☐	WITHHOLD

4. Approval of Unallocated Option Entitlements

To approve an ordinary resolution of shareholders as more particularly set forth in the Management Information Circular relating to the approval of unallocated options under NiMin Energy Corp.’s stock option plan.

☐ VOTE FOR	☐	VOTE AGAINST

5. Approval of the Sale of Assets of NiMin Energy Corp.

To pass a special resolution, the text of which is set out in Appendix “C” in the Management Information Circular, authorizing and approving the sale by NiMin Energy Corp. of all or substantially all of its assets including those assets held by its wholly-owned subsidiary, Legacy Energy, Inc. pursuant to the Wyoming Purchase and Sale Agreement and California Purchase and Sale Agreement, as defined and as more particularly described in the Management Information Circular.

☐ VOTE FOR	☐	VOTE AGAINST

6. Approval of the Winding Up of NiMin Energy Corp.

To pass a special resolution, the text of which is set out in Appendix “D” to the Management Information Circular, authorizing and approving the voluntary liquidation and dissolution of NiMin Energy Corp. pursuant to the Business Corporations Act (Alberta) (the “Winding Up”) and the distribution to shareholders of NiMin Energy Corp., as part of the Winding Up and at such times and in such amounts in respect of particular distributions as may be determined at the discretion of the board of directors of NiMin Energy Corp., of the Legacy Liquidation Distribution Amount (as defined in the Management Information Circular) and cash on hand, less any reserves and payments made in respect of the Corporation’s ongoing costs and liabilities, by way of reduction of the stated capital of the common shares of NiMin Energy Corp., as more particularly described in the Management Information Circular.

☐ VOTE FOR	☐	VOTE AGAINST

7. Non-Binding Advisory Vote on Executive Compensation

To approve a non-binding advisory vote on executive compensation.

☐ VOTE FOR	☐	VOTE AGAINST

8. Non-Binding Advisory Vote on the Frequency of Votes on Executive Compensation

To approve a non-binding advisory vote on the frequency of votes on executive compensation.

☐ 1 YEAR	☐	2 YEARS	☐	3 YEARS

9. Non-Binding Advisory Vote on Certain Executive Compensation Payable Under a Change of Control

To approve non-binding advisory vote on certain executive compensation payable under a change of control pursuant to the sale of all or substantially all of the assets of NiMin Energy Corp., including those assets held by its wholly-owned subsidiary, Legacy Energy, Inc.

☐ VOTE FOR	☐	VOTE AGAINST

10. To transact such other business as may be properly brought before the Meeting or any adjournment thereof.

Authorized Signature(s)—This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DATE: DD / MM / YY
SIGNATURE